UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4813
                  --------------------------------------------

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Boston Place, 024-0242
                           Boston, Massachusetts 02108
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Denise B. Kneeland
                     Assistant Vice President and Secretary
                           One Boston Place, 024-0242
                                Boston, MA 02108
         ---------------------------------------------------------------
                     (Name and address of agent for service)

                                 with a copy to:

                           Christopher P. Harvey, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

       Registrant's telephone number, including area code: (617) 248-6000
           -----------------------------------------------------------

                      Date of fiscal year end: September 30
                   ------------------------------------------

                  Date of reporting period: September 30, 2007
                     --------------------------------------

Item 1.  Reports to Stockholders.


                                        MELLON INSTITUTIONAL FUNDS




Annual Report                           Mellon Equity
                                        Large Cap Growth Fund
--------------------------------------------------------------------------------
Year ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

For the year ended September 30, 2007, The Mellon Large Cap Growth Fund had a total return of 17.5% compared to its benchmark, the Russell 1000 Growth index which returned 19.4%. The twelve-month period ended September 30, 2007 concluded one of the more challenging periods in recent memory as both credit and equity markets witnessed volatility increasing, risk appetites abating, and liquidity disappearing. An overheating China and an economic slowdown worried investors in February, but companies managed to continue to grow earnings, calming investors' fears through the second quarter. Continued deterioration in the housing market and signs of mounting credit losses at Wall Street banks ignited a flight to quality in July. Both occurrences witnessed global investors fleeing risky assets for the safety of liquid short-term investment vehicles. Investors bid up the price of cash causing liquidity around the world to cost more. With liquidity evaporating, many leveraged investors were forced to liquidate regardless of valuation conviction. Given the turmoil in the credit markets, where even the most creditworthy counterparties were hesitant to lend even overnight, the U.S. Federal Reserve first reduced its emergency discount window rate, and then reduced its Federal Funds rate. Both rate reductions of 50 basis points helped calm the marketplace as September ended. Although some fears have receded, concerns over economic growth, reacceleration of inflation, and monetary policy remain well entrenched.

Energy and material related names led the Fund's benchmark, the Russell 1000 Growth Index, as investors sought value in hard assets. Financials and consumer cyclicals sectors were the worst performing sectors reflecting investors' concerns over further deterioration of the housing sector and the strength of consumer confidence.

During the reporting period, the Fund underperformed its benchmark in an up market. Selection within the technology, consumer cyclicals, and telecommunication sectors contributed positively to performance. Companies differentiating themselves through cash generation continued to have positive performance. This was particularly the case within technology and the telecommunications sectors. Within consumer cyclicals, strong operating efficiencies were rewarded throughout the period. Health care, information and industrial sectors detracted from performance as oil services, drug, and internet related companies lagged their respective benchmark groups.

Our approach involves the identification of those common stock attributes that are rewarded in a given market environment. We seek to capture market themes among equities by emphasizing the optimal combination of fundamentally based characteristics to identify good stocks. In addition, we use a disciplined construction process that provides a portfolio that is broadly diversified across economic sectors.

Ronald P. Gala, CFA                             Jocelin A. Reed
Portfolio Manager                               Portfolio Manager
Mellon Equity Associates, LLP                   Mellon Equity Associates, LLP

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

            Comparison of Change in Value of $100,000 Investment in
              Mellon Equity Large Cap Growth Fund and the Russell
                         1000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

                       Mellon Equity
 PERIOD            Large Cap Growth Fund        Russell 1000 Growth Index*
12/21/05                  100,000                        100,000
12/31/05                   98,650                        100,000
 3/31/06                  101,700                        103,094
 6/30/06                   97,755                         99,072
 9/30/06                  101,813                        102,971
12/31/06                  108,264                        109,074
 3/31/07                  108,615                        110,370
 6/30/07                  116,340                        117,937
 9/30/07                  119,615                        122,900

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------
                                                        Since
                                                      Inception
                              1 Year                 12/21/2005
--------------------------------------------------------------------------------
   Fund                       17.49%                   10.59%

* Source: Lipper Inc.
Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      Expenses Paid
                                      Beginning              Ending                 During Period(+)
                                    Account Value         Account Value              April 1, 2007
                                    April 1, 2007       September 30, 2007       to September 30, 2007
-------------------------------------------------------------------------------------------------------
Actual                             $1,000.00               $1,101.30                    $5.00
Hypothetical (5% return
  per year before expenses)        $1,000.00               $1,020.31                    $4.81

---------
+ Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                           Percentage of
Top Ten Holdings*                                  Sector                    Investments
-----------------------------------------------------------------------------------------
Microsoft Corp.                                Technology                      3.7%
Cisco Systems, Inc.                            Technology                      3.2
Apple Computer, Inc.                           Technology                      2.5
International Business Machines Corp.          Technology                      2.3
Pepsico, Inc.                            Consumer Staples                      2.3
Google, Inc., Class A                         Information                      1.9
Altria Group, Inc.                       Consumer Staples                      1.8
Exxon Mobil Corp.                    Oil and Gas Producer                      1.8
Amgen, Inc.                                   Health Care                      1.7
Hewlett-Packard Co.                            Technology                      1.7
                                                                              ----
                                                                              22.9%

* Excludes short-term securities and investment of cash collateral.

                                            Percentage of
Economic Sector Allocation                    Net Assets
---------------------------------------------------------
Consumer Cyclicals                              9.8%
Consumer Hard Goods                             0.5
Consumer Staples                                7.7
Financials                                      7.4
Health Care                                    16.5
Industrials                                     8.6
Information                                     8.1
Materials                                       3.6
Oil And Gas Producer                            8.3
Technology                                     24.5
Telecommunications                              0.8
Utilities                                       0.9
Short-term and net Other Assets                 3.3
                                              -----
                                              100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                       Value ($)
Security                                                  Shares       (Note 1A)
---------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--98.1%
EQUITIES--96.7%
Consumer Cyclicals--9.8%
Best Buy Co., Inc.                                         400             18,408
Coach, Inc.                                                500 (a)         23,635
Costco Wholesale Corp.                                     550             33,753
Dick's Sporting Goods, Inc.                                200 (a)         13,430
McDonald's Corp.                                           900             49,023
NIKE, Inc., Class B                                        600             35,196
Nordstrom, Inc.                                            500             23,445
Phillips-Van Heusen Corp.                                  200             10,496
Sotheby's Holdings, Inc., Class A                          300             14,337
Target Corp.                                               450             28,606
Tiffany & Co.                                              200             10,470
Walgreen Co.                                               600             28,344
Wynn Resorts Ltd.                                          100             15,756
                                                                          304,899
Consumer Hard Goods--.5%
Harley-Davidson, Inc.                                      350             16,174

Consumer Staples--7.7%
Altria Group, Inc.                                         800             55,624
Anheuser Busch Co., Inc.                                   400             19,996
Coca-Cola Co.                                              650             37,355
Kimberly-Clark Corp.                                       250             17,565
Pactiv Corp.                                               500 (a)         14,330
Pepsico, Inc.                                              950             69,597
Procter & Gamble Co.                                       350             24,619
                                                                          239,086
Financials--7.4%
Allstate Corp.                                             250             14,298
American Express Co.                                       800             47,496
First Marblehead Corp.                                     300 (b)         11,379
Franklin Resources, Inc.                                   200             25,500
Goldman Sachs Group, Inc.                                  200             43,348
IntercontinentalExchange, Inc.                             100 (a)         15,190
JPMorgan Chase & Co.                                       300             13,822
Merrill Lynch & Co., Inc.                                  350             24,948
ProLogis--REIT                                             200             13,270
State Street Corp.                                         300             20,448
                                                                          229,699
Health Care--16.5%
Aetna, Inc.                                                400             21,708
Amerisourcebergen Corp.                                    400             18,132
Amgen, Inc.                                                900 (a)         50,913

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                       Value ($)
Security                                                Shares         (Note 1A)
--------------------------------------------------------------------------------
Health Care (continued)
Becton Dickinson & Co.                                     500            41,025
Cigna Corp.                                                250            13,322
Davita, Inc.                                               200 (a)        12,636
Forest Laboratories, Inc.                                  500 (a)        18,761
Genentech, Inc.                                            300 (a)        23,406
Gilead Sciences, Inc.                                      300 (a)        12,261
Humana, Inc.                                               200 (a)        13,976
Intuitive Surgical, Inc.                                   100 (a)        23,000
Johnson & Johnson                                          650            42,705
Laboratory Corp. of America Holdings                       100 (a)         7,823
McKesson Corp.                                             300            17,637
Medtronic, Inc.                                            650            36,666
Merck & Co., Inc.                                          800            41,352
Pfizer, Inc.                                               600            14,658
UnitedHealth Group, Inc.                                   800            38,744
Wyeth                                                      900            40,095
Zimmer Holdings, Inc.                                      300 (a)        24,297
                                                                         513,117
Industrials--8.6%
Boeing Co.                                                 450            47,245
Burlington Northern Santa Fe Corp.                         200            16,234
Cummins, Inc.                                              100            12,789
Dover Corp.                                                300            15,285
Emerson Electric Co.                                       600            31,932
Fluor Corp.                                                100            14,398
Foster Wheeler Ltd.                                        100 (a)        13,128
Lennox International, Inc.                                 400            13,520
Manpower, Inc.                                             250            16,087
Parker Hannifin Corp.                                      150            16,774
Raytheon Co.                                               550            35,101
Waste Management, Inc.                                     600            22,644
Woodward Governor Co.                                      200            12,480
                                                                         267,617
Information--8.1%
Accenture Ltd., Class A                                    850            34,213
Akamai Technologies, Inc.                                  600 (a,b)      17,238
Cognizant Technology Solutions Corp., Class A              350 (a)        27,919
Equifax, Inc.                                              350            13,342
Google, Inc., Class A                                      100 (a)        56,727
McGraw-Hill Companies, Inc.                                500            25,455
News Corp., Class A                                      1,000            21,990
Walt Disney Co.                                          1,250            42,987
Watson Wyatt Worldwide, Inc., Class A                      300            13,482
                                                                         253,353

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                       Value ($)
Security                                                  Shares       (Note 1A)
--------------------------------------------------------------------------------
Materials--3.6%
Celanese Corp., Class A                                    400            15,592
El Du Pont de Nemours & Co.                                600            29,736
Monsanto Co.                                               550            47,157
Nucor Corp.                                                350            20,815
                                                                         113,300
Oil And Gas Producer--8.3%
ConocoPhillips                                             400            35,108
ENSCO International, Inc.                                  300 (b)        16,830
Exxon Mobil Corp.                                          600            55,536
GlobalSantaFe Corp.                                        300            22,806
Marathon Oil Corp.                                         400            22,808
Noble Corp.                                                400                           9,620
Schlumberger Ltd.                                          400            42,000
Tesoro Corp.                                               300            13,806
Unit Corp.                                                 200 (a)         9,680
Valero Energy Corp.                                        300            20,154
                                                                         258,348
Technology--24.5%
Apple Computer, Inc.                                       500 (a)        76,770
Applied Materials, Inc.                                  1,700            35,190
Autodesk, Inc.                                             350 (a)        17,490
Broadcom Corp., Class A                                    350 (a)        12,754
Cisco Systems, Inc.                                      2,900 (a)        96,019
Danaher Corp.                                              250            20,678
Dolby Laboratories, Inc., Class A                          400 (a)        13,928
EMC Corp.                                                1,300 (a)        27,040
F5 Networks, Inc.                                          400 (a)        14,876
Harris Corp.                                               250            14,448
Hewlett-Packard Co.                                      1,000            49,790
Intel Corp.                                              1,250            32,325
International Business Machines Corp.                      600            70,680
Linear Technology Corp.                                    450            15,746
Microsoft Corp.                                          3,750           110,475
National Semiconductor Corp.                               400            10,848
Nokia OYJ--ADR                                             700            26,551
Nvidia Corp.                                               300 (a)        10,872
Oracle Corp.                                             1,700 (a)        36,805
Qualcomm, Inc.                                             600            25,356
Texas Instruments, Inc.                                  1,150            42,079
                                                                         760,720

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


                                                                        Value ($)
Security                                                  Shares        (Note 1A)
---------------------------------------------------------------------------------
Telecommunications--.8%
NII Holdings, Inc.                                         150 (a)        12,323
SBA Communications Corp., Class A                          400 (a)        14,112
                                                                          26,435
Utilities--.9%
Constellation Energy Group, Inc.                           200            17,158
Sempra Energy                                              200            11,624
                                                                          28,782
TOTAL EQUITIES (Cost $2,615,399)                                       3,011,530
INVESTMENT OF CASH COLLATERAL --1.4%
BlackRock Cash Strategies L.L.C (Cost $43,900)          43,900            43,900
TOTAL UNAFFILIATED INVESTMENTS (Cost $2,659,299)                       3,055,430
AFFILIATED INVESTMENTS--4.9%
Dreyfus Institutional Preferred Plus Money Market      152,778 (c)       152,778
Fund (Cost $152,778)                                                   ---------
TOTAL INVESTMENTS--103.0% (Cost $2,812,077)                            3,208,208
LIABILITIES IN EXCESS OF OTHER ASSETS--(3.0%)                            (94,806)
                                                                       ---------
NET ASSETS--100.0%                                                     3,113,402
                                                                       =========

Notes to Schedule of Investments:
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
(a) Non-income producing security.
(b) Security, or a portion of thereof, was on loan at September 30, 2007.
(c) Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                       Mellon Equity Large Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
 Investment in securities, at value (Note 1A) (including securities on loan, valued at $130,819 (Note 6)):
   Unaffiliated investments (cost $2,659,299)                                                         $3,055,430
   Affiliated investments (Note 1F) (cost $152,778)                                                      152,778
 Receivable for investments sold                                                                          39,050
 Interest and dividends receivable                                                                         2,921
 Prepaid expenses                                                                                          2,965
                                                                                                      ----------
  Total assets                                                                                         3,253,144

Liabilities
 Collateral for securities on loan (Note 6)                                    $ 43,900
 Payable for investments purchased                                               44,330
 Accrued professional fees                                                       35,287
 Accrued accounting, custody, administration and transfer agent fees (Note 2)    12,828
 Accrued shareholder reporting fees (Note 2)                                      1,222
 Accrued trustees' fees (Note 2)                                                  1,015
 Accrued chief compliance officer fee (Note 2)                                      367
 Other accrued expenses and liabilities                                             793
                                                                               --------
  Total liabilities                                                                                      139,742
                                                                                                      ----------
Net Assets                                                                                            $3,113,402
                                                                                                      ==========
Net Assets consist of:
 Paid-in capital                                                                                      $2,363,385
 Accumulated net realized gain                                                                           346,050
 Undistributed net investment income                                                                       7,836
 Net unrealized appreciation                                                                             396,131
                                                                                                      ----------
Total Net Assets                                                                                      $3,113,402
                                                                                                      ==========
Shares of beneficial interest outstanding                                                                131,149
                                                                                                      ==========
Net Asset Value, offering and redemption price per share                                                 $ 23.74
                                                                                                      ==========
 (Net Assets/Shares outstanding)

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                             Statement of Operations
                      For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
 Dividend income (net of foreign withholding taxes $125)                                              $   63,762
 Dividend income from affiliated investments (Note 1 F)                                                    5,475
 Securities lending income (Note 6)                                                                          271
                                                                                                      ----------
  Total investment income                                                                                 69,508

Expenses
 Investment advisory fee (Note 2)                                             $  31,362
 Accounting, custody, administration and transfer agent fees (Note 2)            50,654
 Professional fees                                                               36,208
 Registration fees                                                               21,185
 Trustees' fees and expenses (Note 2)                                             2,999
 Insurance expense                                                                1,045
 Miscellaneous expenses                                                          18,279
                                                                              ---------
  Total expenses                                                                161,732

Deduct:
 Waiver of investment advisory fee (Note 2)                                     (31,362)
 Reimbursement of Fund operating expenses (Note 2)                              (84,532)
                                                                              ---------
  Total expense deduction                                                      (115,894)
                                                                              ---------
  Net Expenses                                                                                            45,838
                                                                                                      ----------
   Net investment income                                                                                  23,670
                                                                                                      ----------
Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                                                             406,171
Change in unrealized appreciation (depreciation) on:
 Investments                                                                                             299,538
                                                                                                      ----------
  Net realized and unrealized gain (loss) on investments                                                 705,709
                                                                                                      ----------
Net Increase in Net Assets from Operations                                                            $  729,379
                                                                                                      ==========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              For the period
                                                                                             December 21, 2005
                                                                      For the                (commencement of
                                                                     Year Ended               operations) to
                                                                 September 30, 2007         September 30, 2006
                                                                --------------------       --------------------
Increase (Decrease) in Net Assets:

From Operations
 Net investment income (loss)                                        $    23,670                $     9,098
 Net realized gain (loss)                                                406,171                    (60,121)
 Change in net unrealized appreciation (depreciation)                    299,538                     96,593
                                                                     -----------                -----------
 Net increase (decrease) in net assets from investment operations        729,379                     45,570
                                                                     -----------                -----------
Distributions to Shareholders (Note 1C)
 From net investment income                                              (20,067)                    (5,000)
                                                                     -----------                -----------
Fund Share Transactions (Note 4)
 Net proceeds from sale of shares                                      3,129,260                  2,500,000
 Dividend reinvestment                                                    20,067                      5,000
 Cost of shares redeemed                                              (3,290,807)                        --
                                                                     -----------                -----------
 Net increase (decrease) in net assets from Fund share transactions     (141,480)                 2,505,000
                                                                     -----------                -----------
Total Increase (Decrease) in Net Assets                                  567,832                  2,545,570
Net Assets
 At beginning of year                                                  2,545,570                         --
                                                                     -----------                -----------
 At end of year (including undistributed net investment income
   of $7,836 and $4,098, respectively)                               $ 3,113,402                $ 2,545,570
                                                                     ===========                ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                    For the period
                                                                                                   December 21, 2005
                                                                     For the                       (commencement of
                                                                    Year Ended                       operations) to
                                                                September 30, 2007                 September 30, 2006
                                                               --------------------               --------------------
Net Asset Value, Beginning of Year                                   $ 20.32                            $20.00
                                                                     -------                            ------
From Operations:
 Net investment income* (a)                                             0.11                              0.07
 Net realized and unrealized gains (loss) on investments                3.44                              0.29
                                                                     -------                            ------
Total from operations                                                   3.55                              0.36
                                                                     -------                            ------
Less Distributions to Shareholders:
 From net investment income                                            (0.13)                            (0.04)
                                                                     -------                            ------
Total distributions to shareholders                                    (0.13)                            (0.04)
                                                                     -------                            ------
Net Asset Value, End of Year                                         $ 23.74                            $20.32
                                                                     =======                            ======
Total Return (b)                                                       17.49%                             1.81%(c)

Ratios/Supplemental data:
 Expenses (to average daily net assets)*                                0.95%                             0.95%(d)
 Net Investment Income (to average daily net assets)*                   0.49%                             0.47%(d)
 Portfolio Turnover                                                      109%                               23%(c)
 Net Assets, End of Year (000's omitted)                             $ 3,113                            $2,546
--------
*  For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the
   Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
   Net investment income (loss) per share (a)                        $ (0.42)                           $(0.87)
   Ratios (to average daily net assets):
    Expenses                                                            3.35%                             7.06%(d)
    Net investment income (loss)                                       (1.91%)                           (5.64%)(d)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Not annualized. Returns for periods of less than one year have not been annualized.
(d) Calculated on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Mellon Equity Large Cap Growth Fund (the "Fund"), which commenced operation on December 21, 2005, is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of large capitalization companies that have total market capitalizations within the range of capitalizations of the companies in the top 80% of the Russell 1000 Growth Index at the time of purchase.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by Mellon Equity Associates, LLP ("Mellon Equity"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to Mellon Equity for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.65% of the Fund's average daily net assets. Mellon Equity voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.95% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this agreement, for the year ended September 30, 2007, Mellon Equity voluntarily waived a portion of its investment advisory fee in the amount of $31,362 and reimbursed $84,532 of the Fund's operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by Mellon Equity at any time.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $6,119, for the year ended September 30, 2007.

     The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $44,535 for the year ended September 30, 2007.

     The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $112 for the year ended September 30, 2007. See Note 6 for further details.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $72 for the year ended September 30, 2007, which is included in miscellaneous expenses on the statement of operations. See Note 7 for further details.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,250, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Mellon Equity or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Mellon Equity or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was not charged an administrative service fee by an affiliate of BNY Mellon.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,171, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of Mellon Equity, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                             Purchases              Sales
                                           =============        =============
     Non-U.S. Government Securities        $   5,084,361        $   5,332,002
                                           =============        =============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                  For the period
                                                                 December 21, 2005
                                             For the              (commencement of
                                            Year Ended            operations) to
                                        September 30, 2007      September 30, 2006
                                       --------------------    --------------------
Shares sold                                   149,038                 125,000
Shares issued to shareholders in
 reinvestment of distributions                    888                     262
Shares redeemed                              (144,039)                    (--)
                                             --------                 -------
Net increase (decrease)                         5,887                 125,262
                                             ========                 =======

     At September 30, 2007, one shareholder of record (MBC Investments Corp., a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity) held in the aggregate 96% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

        Cost for federal income tax purposes             $2,819,264
                                                         ==========
        Gross unrealized appreciation                    $  442,041
        Gross unrealized depreciation                       (53,097)
                                                         ----------
        Net unrealized appreciation (depreciation)       $  388,944
                                                         ==========
        Undistributed ordinary income                    $  175,598
        Undistributed capital gains                         185,475
                                                         ----------
        Total distributable earnings                     $  361,073
                                                         ==========

     The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                                2007            2006
                                             ---------        -------
        Ordinary income                      $  20,067        $ 5,000
                                             =========        =======

(6)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $3,252 of which $2,981 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $130,819 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held, of which $43,900 was collateralized with cash and $90,600 was collateralized with liquid securities.

(7)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.

     For the year ended September 30, 2007, the Fund had average borrowings outstanding of $42,750 for a total of eight days and incurred $55 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                  Mellon Institutional Funds Investment Trust
                      Mellon Equity Large Cap Growth Fund

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Mellon Equity Large Cap Growth Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Equity Large Cap Growth Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 21, 2005 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, New York
     November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                      Number of                         Trustee
                                                                 Principal           Portfolios in      Other         Remuneration
Name (Age)                                    Term of Office    Occupation(s)        Fund Complex    Directorships   (period ended
Address, and                 Position(s)       and Length of     During Past          Overseen by       Held by        September 30,
Date of Birth              Held with Trust      Time Served        5 Years              Trustee         Trustee            2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)         Trustee        Trustee since  Chairman Emeritus,          25             None          Fund: $512
61 Meadowbrook Road                           11/3/1986      Decision Resources, Inc.
Weston, MA 02493                                             ("DRI") (biotechnology
9/30/40                                                      research and consulting
                                                             firm); formerly Chairman
                                                             of the Board and Chief
                                                             Executive Officer, DRI

Benjamin M. Friedman (63)      Trustee        Trustee since  William Joseph Maier,       25             None          Fund: $512
c/o Harvard University                        9/13/1989      Professor of Political
Littauer Center 127                                          Economy, Harvard
Cambridge, MA 02138                                          University
8/5/44

John H. Hewitt (72)            Trustee        Trustee since  Trustee, Mertens            25             None          Fund: $512
P.O. Box 2333                                 11/3/1986      House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)          Trustee        Trustee since  Trustee, Essex Street       25             None          Fund: $515
c/o Essex Street Associates                   11/3/1986      Associates (family
P.O. Box 5600                                                investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

 Name (Age)                                            Term of Office
Address, and                    Position(s)             and Length of                        Principal Occupation(s)
Date of Birth                 Held with Trust           Time Served                           During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *       President, Chief        President and CEO       Senior Vice President and Head of operations,
BNY Mellon Asset Management   Executive Officer        since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                and Secretary          since 2003              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)         Vice President,        Vice President          Vice President and Mutual Funds Controller,
BNY Mellon Asset Management     Treasurer and          since 1999;             BNY Mellon Asset Management; formerly Assistant
One Boston Place               Chief Financial         Treasurer               Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                   Officer             since 2002              Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **      Assistant Vice         Since 1996              First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President                                    Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                               Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                               Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)              Chief               Since 2005              First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management      Compliance                                    Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                      Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                               Vice President, State Street Research & Management
4/8/57                                                                         Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

                      THIS PAGE INTENTIONALLY LEFT BLANK

                                MELLON INSTITUTIONAL FUNDS
                                One Boston Place
                                Boston, MA 02108-4408
                                800.221.4795
                                www.melloninstitutionalfunds.com

                                        MELLON INSTITUTIONAL FUNDS




Annual Report                           Mellon Equity
                                        Micro Cap Fund
-------------------------------------------------------------------------------
Year ended September 30, 2007

          This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

          Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.


          To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

          September 2007

          Dear Mellon Institutional Fund Shareholder:

          Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

          The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

          Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

          While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

          We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

          Sincerely,
          Barbara McCann
          President

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                       Management Discussion and Analysis
-------------------------------------------------------------------------------

          Over the past year, equity markets have faced many negative crosscurrents, such as rising energy prices and turmoil in the credit markets. In spite of these negative influences, equity markets posted positive returns over the past year, though not without a noticeable market decline in mid to late summer. At the very moment it appeared that the equity markets were set for a meaningful decline, the U.S. Federal Reserve changed course and cut key interest rates. Upon this news, markets rallied in September, and thus provided attractive total returns for the year under review. Within the context of such a turbulent market, it is not surprising that generally speaking, larger capitalization stocks outperformed smaller capitalization issues, as investors searched for stability. While micro cap stocks provided a positive absolute return over the past year, it is also not surprising that this slice of the equity marketplace was also the weakest performing sector, when compared to other equity capitalization classifications.

          For the one-year period ended September 30, 2007, the Fund provided a total return of 8.85% as compared to 9.51% for the Dow Jones Wilshire Micro Cap Index, the Fund's benchmark. While we were pleased that the Fund achieved a positive absolute return, we were nonetheless disappointed that the return was modestly below that of the benchmark. Our goal remains to generate investment returns that exceed our performance benchmark. We manage the Fund using a quantitative valuation model along with a sector neutral approach to stock selection based on the performance benchmark. Thus individual stock selection within each economic sector is the primary engine that drives investment performance.

          Our stock selections within the health care and energy sectors were especially rewarding. Within the health care sector, we experienced beneficial stock selection among bio-technology and pharmaceutical companies. Among our bio-technology holdings, we achieved positive results both through owning a company that was subject to a very attractive takeover offer, to owning issues that had very positive new product announcements over the past year. Among our pharmaceutical holdings, companies with products serving such diverse markets as cardiovascular health to veterinarian/animal health also had a positive impact upon relative performance. Within the energy related sector, some of our investments among oil exploration companies contributed positively to performance. As for negative influences, we had disappointing stock selections among financial services companies, especially among banks and thrift institutions. This group appeared to be under pressure as smaller and more consumer oriented financial institutions faced an environment of generally rising interest rates, and growing consumer anxiety about their personal economic condition. Such a mix caused many investors to become concerned about the future business trends for these smaller financial organizations. We also had some disappointing results among industrial services and freight companies. These types of firms tend to be more economically sensitive, and appeared to be under pressure again based upon an uncertain interest rate and economic outlook.

          In closing, we have just been through a fairly uncertain economic environment, with issues such as rising energy prices and the subprime credit market worries causing a high level of investor anxiety. In spite of these negatives, the microcap sector of the equity market generated competitive returns over the past year. Thus, we remain convinced that this capitalization sector continues to provide attractive and very dynamic investment opportunities, and should be a portion of a well-diversified equity portfolio.

          John R. O'Toole, CFA                    Peter D. Goslin, CFA
          Portfolio Manager                       Portfolio Manager
          Mellon Equity Associates, LLP           Mellon Equity Associates, LLP

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

             Comparison of Change in Value of $100,000 Investment in
         Mellon Equity Micro Cap Fund and the Dow Jones Wilshire Micro
                             Cap Index (Unaudited)
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]


                 Mellon Equity      Dow Jones Wilshire
 PERIOD         Micro Cap Fund      Micro Cap Index *

 4/28/06            100,000              100,000
 6/30/06            94,050                93,600
 9/30/06            93,200                92,037
12/31/06            102,150              100,891
 3/31/07            102,550              102,495
 6/30/07            107,100              105,857
 9/30/07            101,450              100,779



                          Average Annual Total Returns
                          (for period ended 9/30/2007)
-------------------------------------------------------------------------------
                                                                      Since
                                                                    Inception
                                1 Year                              4/28/2006
-------------------------------------------------------------------------------
Fund                             8.85%                                 1.02%

*    Source: Wilshire Associates Incorporated

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                     Shareholder Expense Example (Unaudited)
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                            Expenses Paid
                                                Beginning                          Ending                   During Period+
                                              Account Value                     Account Value               April 1, 2007
                                              April 1, 2007                   September 30, 2007        to September 30, 2007
---------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                         $  989.27                      $6.73
Hypothetical (5% return
   per year before expenses)                   $1,000.00                         $1,018.30                      $6.83

------------
+ Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                              Percentage of
        Top Ten Holdings*                               Sector                                 Investments
        --------------------------------------------------------------------------------------------------------
        EMS Technologies, Inc.                          Technology                                0.9%
        Omrix Biohparmaceuticals, Inc.                  Health Care                               0.9
        Ducommun, Inc.                                  Industrials                               0.8
        Enzon Pharmaceuticals, Inc.                     Health Care                               0.8
        Albany Molecular Research, Inc.                 Health Care                               0.8
        Digi International, Inc.                        Technology                                0.8
        Ambassadors Group, Inc.                         Information                               0.8
        Monarch Casino & Resort, Inc.                   Consumer Cyclicals                        0.8
        Landauer, Inc.                                  Technology                                0.8
        Vital Signs, Inc.                               Health Care                               0.8
                                                                                                 -----
                                                                                                  8.2%

     * Excludes short-term securities and investment of cash collateral.

                                                     Percentage of
        Economic Sector Allocation                     Net Assets
        -----------------------------------------------------------
        Consumer Cyclicals                                5.8%
        Consumer Hard Goods                               4.1
        Consumer Staples                                  3.3
        Financials                                       17.2
        Health Care                                      20.9
        Industrials                                      11.4
        Information                                       7.9
        Materials                                         4.6
        Oil and Gas Producer                              3.7
        Technology                                       17.7
        Telecommunications                                2.0
        Utilities                                         1.7
        Short-term and Other Net Assets                  (0.3)
                                                       -------
                                                        100.0%

     The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                Value ($)
Security                                                                    Shares                              (Note 1A)
--------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--116.1%
EQUITIES--100.3%
Consumer Cyclicals--5.8%
AFC Enterprises, Inc.                                                       2,100 (a)                            31,605
Buffalo Wild Wings, Inc.                                                    1,450 (a)                            54,694
Cato Corp., Class A                                                         1,650                                33,726
Fred's, Inc., Class A                                                       3,400                                35,802
FTD Group, Inc.                                                             3,400                                50,592
G-III Apparel Group Ltd.                                                    1,700 (a)                            33,473
Hibbett Sports, Inc.                                                        1,400 (a)                            34,720
Jos A Bank Clothiers, Inc.                                                  1,100 (a)                            36,762
Kenneth Cole Productions, Inc., Class A                                     2,100                                40,677
Maidenform Brands, Inc.                                                     2,500 (a)                            39,700
Monarch Casino & Resort, Inc.                                               2,600 (a)                            73,970
Republic Airways Holding, Inc.                                              1,500 (a)                            31,755
The Bon-Ton Stores, Inc.                                                    1,700 (b)                            38,624
West Marine, Inc.                                                           2,000 (a)                            23,100
                                                                                                                559,200
Consumer Hard Goods--4.1%
Accuride Corp.                                                              2,400 (a)                            29,064
Aftermarket Technology Corp.                                                1,750 (a)                            55,545
Arctic Cat, Inc.                                                            2,600                                42,536
Asbury Automotive Group, Inc.                                               2,000                                39,620
Churchill Downs, Inc.                                                       1,000                                49,960
Kimball International, Inc., Class B                                        1,800                                20,484
Movado Group, Inc.                                                          1,200                                38,304
Premier Exhibitions, Inc.                                                   2,800 (a,b)                          42,224
Steinway Musical Instruments, Inc.                                          1,700 (b)                            50,354
Town Sports International Holdings, Inc.                                    1,800 (a)                            27,378
                                                                                                                395,469
Consumer Staples--3.3%
Coca-Cola Bottling Co.                                                      600                                  36,180
Core-Mark Holding Co., Inc.                                                 1,500 (a)                            52,845
Imperial Sugar Co.                                                          1,800 (b)                            47,034
J & J Snack Food Corp.                                                      1,400                                48,748
Lifetime Brands, Inc.                                                       1,800                                36,522
Physicians Formula Holdings, Inc.                                           3,750 (a)                            43,988
Spartan Stores, Inc.                                                        2,250                                50,693
                                                                                                                316,010
Financials--17.2%
American Physicians Capital, Inc.                                           800                                  31,168
Ameris Bancorp                                                              2,100 (b)                            37,968
Amerisafe, Inc.                                                             2,650 (a)                            43,831

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                Value ($)
Security                                                              Shares                                   (Note 1A)
---------------------------------------------------------------------------------------------------------------------------
Financials (continued)
Anchor Bancorp Wisconsin, Inc.                                        2,400                                     64,800
ASTA Funding, Inc.                                                    1,300 (b)                                  49,816
BancFirst Corp.                                                       1,100 (b)                                  49,357
Bank of the Ozarks, Inc.                                              1,400                                      42,742
Banner Corp.                                                          1,750 (b)                                  60,182
City Bank Lynnwood WA                                                 1,800 (b)                                  51,696
EMC Insurance Group, Inc.                                             2,000                                      51,980
First Cash Financial Services, Inc.                                   1,400 (a)                                  32,788
First Financial Corp.                                                 1,500 (b)                                  45,450
First Merchants Corp.                                                 2,100                                      45,276
First Place Financial Corp.                                           2,000                                      35,400
Great Southern Bancorp, Inc.                                          1,400                                      34,776
Greene Bankshares, Inc.                                               1,350                                      49,207
Hallmark Financial Services, Inc.                                     3,300 (a)                                  46,365
Hersha Hospitality Trust REIT                                         3,100                                      30,690
Horizon Financial Corp.                                               2,300                                      46,644
Imperial Capital Bancorp, Inc.                                        1,100                                      31,075
Intervest Bancshares Corp.                                            2,000                                      49,500
Lakeland Financial Corp.                                              2,000                                      46,220
MarketAxess Holdings, Inc.                                            2,500 (a)                                  37,500
Nara Bancorp, Inc.                                                    2,500 (b)                                  39,050
National Penn Bancshares, Inc.                                        2,575 (b)                                  42,127
NYMAGIC, Inc.                                                         1,100                                      30,591
Portfolio Recovery Associates, Inc.                                     850                                      45,110
Preferred Bank, Los Angeles                                           1,350                                      53,109
Republic Bancorp, Inc., Class A                                       2,000 (b)                                  31,680
Safety Insurance Group, Inc.                                            800                                      28,752
Sierra Bancorp                                                        1,600 (b)                                  45,856
Simmons First National Corp., Class A                                 2,000 (b)                                  52,680
Southside Bancshares, Inc.                                            2,300 (b)                                  50,807
Sun Bancorp, Inc.                                                     2,700 (a)                                  47,250
Taylor Capital Group, Inc.                                            2,000                                      55,860
Union Bankshares Corp.                                                1,250 (b)                                  28,388
Vineyard National Bancorp Co.                                         3,000                                      50,160
West Coast Bancorp                                                    1,750                                      49,718
                                                                                                              1,665,569
Health Care--20.9%
Albany Molecular Research, Inc.                                       5,000 (a)                                  75,500
Alliance Imaging, Inc.                                                6,000 (a)                                  54,360
Amsurg Corp.                                                          1,800 (a)                                  41,526
Bentley Pharmaceuticals, Inc.                                         4,000 (a)                                  49,920
Cambrex Corp.                                                         5,800                                      63,162

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                Value ($)
Security                                                             Shares                                     (Note 1A)
--------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
CryoLife, Inc.                                                        5,000 (a)                                  47,250
Cutera, Inc.                                                          1,600 (a)                                  41,936
Datascope Corp.                                                       1,700                                      57,477
Emergent Biosolutions, Inc.                                           7,000 (a)                                  62,160
Enzon Pharmaceuticals, Inc.                                           9,100 (a,b)                                80,171
Gentiva Health Services, Inc.                                         3,400 (a)                                  65,314
Greatbatch, Inc.                                                      2,000 (a,b)                                53,180
Hanger Orthopedic Group, Inc.                                         2,700 (a)                                  30,591
LifeCell Corp.                                                        1,500 (a,b)                                56,355
Martek Biosciences Corp.                                              1,800 (a)                                  52,254
Matria Healthcare, Inc.                                               2,200 (a,b                                 57,552
Medicines Co.                                                         2,800 (a)                                  49,868
Medivation, Inc.                                                      2,600 (a,b)                                52,130
Merit Medical Systems, Inc.                                           4,300 (a)                                  55,814
Natus Medical, Inc.                                                   3,750 (a)                                  59,775
Neurocrine Biosciences, Inc.                                          3,700 (a)                                  37,000
Northstar Neuroscience, Inc.                                          2,500 (a)                                  27,900
Noven Pharmaceuticals, Inc.                                           3,050 (a)                                  48,587
Omrix Biohparmaceuticals, Inc.                                        2,350 (a)                                  82,979
OSI Systems, Inc.                                                     1,400 (a)                                  31,514
Pain Therapeutics, Inc.                                               7,300 (a,b)                                68,255
Palomar Medical Technologies, Inc.                                    1,250 (a)                                  35,613
Par Pharmaceutical Cos., Inc.                                         1,500 (a)                                  27,840
Pozen, Inc.                                                           3,000 (a,b)                                33,180
Radiation Therapy Services, Inc.                                      1,850 (a,b)                                38,517
Regeneration Technologies, Inc.                                       3,750 (a)                                  40,200
Salix Pharmaceuticals Ltd.                                            4,000 (a)                                  50,448
Sciele Pharma, Inc.                                                   2,400 (a,b)                                62,448
SuperGen, Inc.                                                        7,500 (a)                                  32,550
Synovis Life Technologies, Inc.                                       3,000 (a)                                  64,710
Synta Pharmaceuticals Corp.                                           4,500 (a,b)                                29,700
Trubion Pharmaceuticals, Inc.                                         3,000 (a,b)                                36,390
U.S. Physical Therapy, Inc.                                           3,300 (a)                                  48,840
Viropharma, Inc.                                                      5,600 (a)                                  49,840
Vital Signs, Inc.                                                     1,400                                      72,996
                                                                                                              2,025,802
Industrials--11.4%
AAON, Inc.                                                            2,850                                      56,230
Apogee Enterprises, Inc.                                              2,250                                      58,365
Arkansas Best Corp.                                                   2,100                                      68,586
Builders FirstSource, Inc.                                            3,000 (a)                                  32,340
CDI Corp.                                                             1,700                                      47,396
Columbus McKinnon Corp.                                               2,000 (a)                                  49,780

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                Value ($)
Security                                                              Shares                                    (Note 1A)
----------------------------------------------------------------------------------------------------------------------------
Industrials (continued)
Comfort Systems USA, Inc.                                             4,700                                      66,740
Ducommun, Inc.                                                        2,500 (a)                                  80,750
Electro Rent Corp.                                                    2,800                                      39,228
Encore Wire Corp.                                                     1,750                                      43,977
Hardinge, Inc.                                                        1,250                                      43,537
Heico Corp.                                                           1,400                                      69,104
Heidrick & Struggles International, Inc.                              1,000                                      36,450
Kadant, Inc.                                                          1,750 (a)                                  49,000
NN, Inc.                                                              5,000                                      49,050
Powell Industries, Inc.                                               1,100 (a)                                  41,679
Saia, Inc.                                                            2,300 (a)                                  38,019
Standard Parking Corp.                                                1,100 (a)                                  43,769
T-3 Energy Services, Inc.                                             1,100 (a)                                  46,904
TriMas Corp.                                                          3,000 (a)                                  39,810
U.S. Concrete, Inc.                                                   5,000 (a)                                  32,950
Volt Information Sciences, Inc.                                       1,350 (a)                                  23,814
Waste Industries USA, Inc.                                            1,800                                      51,516
                                                                                                              1,108,994
Information--7.9%
Ambassadors Group, Inc.                                               1,950                                      74,295
Authorize.Net Holdings, Inc.                                          2,000 (a)                                  35,260
Blue Coat Systems, Inc.                                                 500 (a,b)                                39,380
Bowne & Co., Inc.                                                     1,600                                      26,656
Chordiant Software, Inc.                                              3,500 (a)                                  48,510
COMSYS IT Partners, Inc.                                              2,750 (a)                                  46,227
Ennis, Inc.                                                           2,100                                      46,284
iBasis, Inc.                                                          5,300                                      56,975
Interwoven, Inc.                                                      3,750 (a)                                  53,362
Kendle International, Inc.                                            1,600 (a)                                  66,448
MTC Technologies, Inc.                                                1,500 (a,b)                                28,965
Online Resources Corp.                                                3,500 (a)                                  44,355
SI International, Inc.                                                1,900 (a)                                  54,283
SonicWALL, Inc.                                                       4,900 (a)                                  42,777
Stanley, Inc.                                                         2,200 (a)                                  60,610
Sykes Enterprises, Inc.                                               2,650 (a)                                  44,017
                                                                                                               768,404
Materials--4.6%
Aceto Corp.                                                           6,000                                      54,000
Calgon Carbon Corp.                                                   2,100 (a,b)                                29,316
Koppers Holdings, Inc.                                                1,800                                      69,498
Lydall, Inc.                                                          5,000 (a)                                  46,400
Ryerson, Inc.                                                         1,600                                      53,984
Schulman A, Inc.                                                      2,150                                      42,420

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                 Value ($)
Security                                                              Shares                                     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------
Materials (continued)
Schweitzer-Mauduit International, Inc.                                2,100                                      48,930
Superior Essex, Inc.                                                  1,700 (a)                                  63,376
Tredegar Corp.                                                        2,000                                      34,500
                                                                                                                442,424
Oil And Gas Producer--3.7%
Callon Petroleum Co.                                                  3,700 (a)                                  51,504
Dawson Geophysical Co.                                                  900 (a)                                  69,759
Gulfport Energy Corp.                                                 1,750 (a)                                  41,405
NATCO Group Inc., Class A                                               600 (a)                                  31,050
Stone Energy Corp.                                                    1,800 (a)                                  72,018
Union Drilling, Inc.                                                  2,500 (a)                                  36,450
Warren Resources, Inc.                                                4,600 (a)                                  57,684
                                                                                                                359,870
Technology--17.7%
Actel Corp.                                                           1,700 (a)                                  18,241
Advanced Energy Industries, Inc.                                      2,200 (a)                                  33,220
AMIS Holdings, Inc.                                                   3,600 (a)                                  34,956
Ansoft Corp.                                                          1,900 (a)                                  62,662
Bel Fuse, Inc., Class B                                               1,400                                      48,524
Cirrus Logic, Inc.                                                    7,200 (a)                                  46,080
Cohu, Inc.                                                            1,900                                      35,625
Commvault Systems, Inc.                                               1,400 (a)                                  25,928
Computer Programs & Systems, Inc.                                     1,650                                      43,494
CPI International, Inc.                                               2,200 (a)                                  41,822
CTS Corp.                                                             4,350                                      56,115
Digi International, Inc.                                              5,300 (a)                                  75,472
Ditech Networks, Inc.                                                 6,500 (a)                                  34,255
DivX, Inc.                                                            2,750 (a)                                  40,892
Double-Take Software, Inc.                                            3,050 (a)                                  58,285
EMS Technologies, Inc.                                                3,500 (a)                                  85,855
Epicor Software Corp.                                                 4,200 (a)                                  57,834
Exar Corp.                                                            3,000 (a)                                  39,180
i2 Technologies, Inc.                                                 1,800 (a,b)                                27,450
Interactive Intelligence, Inc.                                        2,450 (a)                                  46,550
Ixia                                                                  3,600 (a)                                  31,392
Landauer, Inc.                                                        1,450                                      73,892
LoJack Corp.                                                          1,600 (a)                                  30,336
Manhattan Associates, Inc.                                            2,200 (a)                                  60,302
Mattson Technology, Inc.                                              3,250 (a)                                  28,112
Methode Electronics, Inc.                                             4,000                                      60,200
MIPS Technologies, Inc.                                               6,000 (a)                                  47,400
MTS Systems Corp.                                                     1,000                                      41,600
Park Electrochemical Corp.                                            2,100                                      70,518

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                Value ($)
Security                                                              Shares                                    (Note 1A)
-----------------------------------------------------------------------------------------------------------------------------
Technology (continued)
Radyne Corp.                                                          3,000 (a)                                  31,620
Rimage Corp.                                                          1,750 (a)                                  39,270
Rudolph Technologies, Inc.                                            3,800 (a)                                  52,554
Sonic Solutions, Inc.                                                 4,800 (a)                                  50,256
Super Micro Computer, Inc.                                            5,000 (a)                                  48,800
Supertex, Inc.                                                          850 (a)                                  33,898
Techwell, Inc.                                                        3,850 (a)                                  40,887
Vignette Corp.                                                        2,950 (a)                                  59,207
                                                                                                              1,712,684
Telecommunications--2.0%
Atlantic Tele-Network, Inc.                                           2,000                                      72,700
FairPoint Communications, Inc.                                        1,700                                      32,062
Oplink Communications, Inc.                                           2,900 (a)                                  39,614
Shenandoah Telecommunications Co.                                     2,250 (b)                                  48,960
                                                                                                                193,336
Utilities--1.7%
Central Vermont Public Service Corp.                                  1,450                                      52,983
CH Energy Group, Inc.                                                   500                                      23,900
Energysouth, Inc.                                                       600                                      30,252
Laclede Group, Inc.                                                   1,050                                      33,894
Otter Tail Corp.                                                        800                                      28,520
                                                                                                                169,549
Total Equities (Cost $9,923,668)                                                                              9,717,311
INVESTMENT OF CASH COLLATERAL--15.8%
BlackRock Cash Strategies L.L.C. (Cost $1,525,413)                1,525,413                                   1,525,413
TOTAL UNAFFILIATED INVESTMENTS (Cost $11,449,081)                                                            11,242,724
AFFILIATED INVESTMENTS--1.2%
Dreyfus Institutional Preferred Plus Money
Market Fund (Cost $112,677)                                         112,677 (c)                                 112,677
                                                                                                            -----------
TOTAL INVESTMENTS--117.3% (Cost $11,561,758)                                                                 11,355,401
LIABILITIES IN EXCESS OF OTHER ASSETS--(17.3%)                                                               (1,672,308)
                                                                                                            -----------
NET ASSETS--100%                                                                                              9,683,093
                                                                                                            ===========

Notes to Schedule of Investments:
REIT--Real Estate Investment Trust
(a) Non-income producing security.
(b) Security, or a portion of thereof, was on loan at September 30, 2007.
(c) Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets

  Investment in securities, at value (Note 1A) (including securities on loan, valued at $1,421,255 (Note 6)):
     Unaffiliated investments (cost $11,449,081)                                                              $11,242,724
     Affiliated investments (Note 1F) (cost $112,677)                                                             112,677
  Receivable for investments sold                                                                                 281,995
  Interest and dividends receivable                                                                                10,334
  Prepaid expenses                                                                                                  6,525
                                                                                                              -----------
     Total assets                                                                                              11,654,255
Liabilities
  Collateral for securities on loan (Note 6)                                             $ 1,525,413
  Payable for investments purchased                                                          391,929
  Accrued professional fees                                                                   33,370
  Accrued accounting, custody, administration and transfer agent fees (Note 2)                16,958
  Accrued shareholder reporting fee (Note 2)                                                   1,203
  Accrued trustees' fees (Note 2)                                                              1,036
  Accrued administrative services expense (Note 2)                                                 8
  Accrued chief compliance officer fee (Note 2)                                                  367
  Other accrued expenses and liabilities                                                         878
                                                                                         -----------
     Total liabilities                                                                                          1,971,162
                                                                                                              -----------
Net Assets                                                                                                    $ 9,683,093
                                                                                                              ===========
Net Assets consist of:
  Paid-in capital                                                                                             $ 9,303,211
  Accumulated net realized gain                                                                                   579,319
  Undistributed net investment income                                                                               6,920
  Net unrealized depreciation                                                                                    (206,357)
                                                                                                              -----------
Total Net Assets                                                                                              $ 9,683,093
                                                                                                              ===========
Shares of beneficial interest outstanding                                                                         477,196
                                                                                                              ===========
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                             $     20.29
                                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund

                             Statement of Operations
                     For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments                                                                $  119,999
  Dividend income from affiliated investments (Note 1 F)                                                            1,807
  Securities lending income (Note 6)                                                                               16,274
                                                                                                               ----------
     Total investment income                                                                                      138,080
Expenses
  Investment advisory fee (Note 2)                                                         $  97,153
  Accounting, custody, administration and transfer agent fees (Note 2)                        58,648
  Registration fees                                                                           19,874
  Professional fees                                                                           28,608
  Trustees' fees and expenses (Note 2)                                                         3,142
  Insurance expense                                                                              108
  Administrative service fees (Note 2)                                                            16
  Miscellaneous expenses                                                                      19,606
                                                                                          ----------
     Total expenses                                                                          227,155
Deduct:
  Waiver of investment advisory fee (Note 2)                                                (95,995)
                                                                                          ----------
     Net Expenses                                                                                                 131,160
                                                                                                               ----------
       Net investment income                                                                                        6,920
                                                                                                               ----------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
     Investments                                                                                                  998,137
  Change in unrealized appreciation (depreciation) on:
     Investments                                                                                                 (224,942)
                                                                                                               ----------
       Net realized and unrealized gain (loss) on investments                                                     773,195
                                                                                                               ----------
Net Increase in Net Assets from Operations                                                                      $ 780,115
                                                                                                               ==========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                               For the period
                                                                                                                 May 1, 2006
                                                                                        For the               (commencement of
                                                                                       Year Ended               operations) to
                                                                                    September 30, 2007       September 30, 2006
                                                                                  --------------------      ---------------------
Increase (Decrease) in Net Assets:
From Operations
   Net investment income (loss)                                                          $     6,920            $    (6,221)
   Net realized gain (loss)                                                                  998,137               (418,818)
   Change in net unrealized appreciation (depreciation)                                     (224,942)                18,585
                                                                                         -----------            -----------
   Net increase (decrease) in net assets from investment operations                          780,115               (406,454)
                                                                                         -----------            -----------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                           82,502              9,226,930
                                                                                         -----------            -----------
   Total Increase (Decrease) in Net Assets                                                   862,617              8,820,476

Net Assets
   At beginning of year                                                                    8,820,476                     --
                                                                                         -----------            -----------
   At end of year (including undistributed net investment
     income of $6,920 and $0, respectively)                                              $ 9,683,093            $ 8,820,476
                                                                                         ===========            ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                       For the period
                                                                                                        May 1, 2006
                                                                     For the                         (commencement of
                                                                   Year Ended                         operations) to
                                                                 September 30, 2007                 September 30, 2006
                                                                -------------------               ---------------------
Net Asset Value, Beginning of Year                                          $ 18.64                        $ 20.00
                                                                            -------                        -------
From Operations:
  Net investment income (loss)* (a)                                            0.01                          (0.01)
  Net realized and unrealized gains (loss) on investments                      1.64                          (1.35)
                                                                            -------                        -------
Total from operations                                                          1.65                          (1.36)
                                                                            -------                        -------
Net Asset Value, End of Year                                                $ 20.29                        $ 18.64
                                                                            =======                        =======
Total Return (b)                                                               8.85%                         (6.80%)(c)
Ratios/Supplemental data:
  Expenses (to average daily net assets)*                                      1.35%                          1.35%(d)
  Net Investment Income (Loss) (to average daily net assets)*                  0.07%                         (0.18%)(d)
  Portfolio Turnover                                                            167%                           103%(c)
  Net Assets, End of Year (000's omitted)                                   $ 9,683                        $ 8,820
-------------
*  The periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waiver and reimbursement would have been:

  Net investment income (loss) per share (a)                                $ (0.19)                       $ (0.19)
  Ratios (to average daily net assets):
     Expenses                                                                  2.34%                          3.72%(d)
     Net investment income (loss)                                             (0.92%)                       (2.55%)(d)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Not annualized. Returns for periods of less than one year have not been annualized.
(d) Calculated on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                          Notes to Financial Statements
-------------------------------------------------------------------------------
(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Mellon Equity Micro Cap Fund (the "Fund"), which commenced operations on May 1, 2006, is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of micro cap U.S. companies with total market capitalizations equal to or less than $1 billion at the time of investment.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                          Notes to Financial Statements
-------------------------------------------------------------------------------
     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by Mellon Equity Associates, LLP ("Mellon Equity"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to Mellon Equity for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Mellon Equity voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.35% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this arrangement, for the year ended September 30, 2007, Mellon Equity voluntarily waived a portion of its investment advisory fee in the amount of $95,995. This arrangement is voluntary and temporary and may be discontinued or revised by Mellon Equity at any time.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $8,331, for the year ended September 30, 2007.

     The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $50,317 for the year ended September 30, 2007.

     The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $5,659 for the year ended September 30, 2007. See Note 6 for further details.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $71 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 7 for further details.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------
     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,250, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Mellon Equity or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Mellon Equity or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Mellon Equity, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,241, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was not charged an administrative service fee by any BNY Mellon affiliates.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of Mellon Equity, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                      Purchases              Sales
                                    ============         ============
Non-U.S. Government Securities      $ 16,254,369         $ 16,132,917
                                    ============         ============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractionafl shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                              For the period
                                                               May 1, 2006
                                    For the                 (commencement of
                                  Year Ended                 operations) to
                               September 30, 2007          September 30, 2006
                              -------------------         --------------------
Shares sold                          4,090                      473,106
                                  --------                     --------
Net increase (decrease)              4,090                      473,106
                                  ========                     ========

     At September 30, 2007, two shareholders of record (including MBC Investments Corp., a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Equity which holds approximately 52%) held in the aggregate 98.8% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

                  Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


                          Notes to Financial Statements
-------------------------------------------------------------------------------
(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

          Cost for federal income tax purposes            $  11,561,758
                                                          =============
          Gross unrealized appreciation                   $     686,993
          Gross unrealized depreciation                        (893,350)
                                                          -------------
          Net unrealized appreciation (depreciation)      $    (206,357)
                                                          =============
          Undistributed ordinary income                   $     437,491
          Undistributed capital gains                           148,748
                                                          -------------
          Total distributable earnings                    $     586,239
                                                          =============

(6)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $2,579,964 of which $2,563,690 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $1,421,255 on loan of which $1,525,413 was collateralized with cash and $35,750 was collateralized with highly liquid securities. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)  Line of Credit:

     On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2007, the Fund had average borrowings outstanding of $1,000 for a total of one days and incurred $0 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
                          Mellon Equity Micro Cap Fund


            Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Mellon Equity Micro Cap Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mellon Equity Micro Cap Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, and the change in its net assets and the financial highlights for the year then ended and for the period from May 1, 2006 (commencement of operations) through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, New York
     November 21, 2007

     Trustees and Officers (Unaudited)

     The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

     Independent Trustees

                                                                                          Number of                      Trustee
                                                                   Principal            Portfolios in   Other          Remuneration
     Name (Age)                                  Term of Office   Occupation(s)        Fund Complex   Directorships  (period ended
     Address, and                 Position(s)    and Length of     During Past          Overseen by     Held by       September 30,
     Date of Birth             Held with Trust   Time Served         5 Years              Trustee       Trustee            2007)
-----------------------------------------------------------------------------------------------------------------------------------
     Samuel C. Fleming (67)       Trustee        Trustee since  Chairman Emeritus,          25           None           Fund: $528
     61 Meadowbrook Road                         11/3/1986      Decision Resources, Inc.
     Weston, MA 02493                                           ("DRI") (biotechnology
     9/30/40                                                    research and consulting
                                                                firm); formerly Chairman
                                                                of the Board and Chief
                                                                Executive Officer, DRI

     Benjamin M. Friedman (63)    Trustee        Trustee since  William Joseph Maier,       25           None           Fund: $528
     c/o Harvard University                      9/13/1989      Professor of Political
     Littauer Center 127                                        Economy, Harvard
     Cambridge, MA 02138                                        University
     8/5/44

     John H. Hewitt (72)          Trustee        Trustee since  Trustee, Mertens            25           None           Fund: $528
     P.O. Box 2333                               11/3/1986      House, Inc. (hospice)
     New London, NH 03257
     4/11/35

     Caleb Loring III (64)        Trustee        Trustee since  Trustee, Essex Street       25           None           Fund: $536
     c/o Essex Street Associates                 11/3/1986      Associates (family
     P.O. Box 5600                                              investment trust office)
     Beverly, MA 01915
     11/14/43

     Interested Trustees *

     None*

     *Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

     Principal Officers who are Not Trustees

     Name (Age)                                           Term of Office
     Address, and                     Position(s)          and Length of              Principal Occupation(s)
     Date of Birth                  Held with Trust        Time Served                 During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
     Barbara A. McCann (46) *       President, Chief  President and CEO        Senior Vice President and Head of Operations,
     BNY Mellon Asset Management    Executive Officer since 2007; Secretary    BNY Mellon Asset Management ("MAM"); formerly First
     One Boston Place               and Secretary     since 2003               Vice President, MAM and Mellon Global Investments
     Boston, MA 02108
     2/20/61

     Steven M. Anderson (42)        Vice President,   Vice President           Vice President and Mutual Funds Controller,
     BNY Mellon Asset Management    Treasurer and     since 1999;              BNY Mellon Asset Management; formerly Assistant
     One Boston Place               Chief Financial   Treasurer                Vice President and Mutual Funds Controller, Standish
     Boston, MA 02108               Officer           since 2002               Mellon Asset Management Company, LLC
     7/14/65

     Denise B. Kneeland (56) **     Assistant Vice    Since 1996               First Vice President and Manager, Mutual Funds
     BNY Mellon Asset Management    President                                  Operations, BNY Mellon Asset Management; formerly
     One Boston Place                                                          Vice President and Manager, Mutual Fund Operations,
     Boston, MA 02108                                                          Standish Mellon Asset Management Company, LLC
     8/19/51

     Mary T. Lomasney (50)          Chief             Since 2005               First Vice President, BNY Mellon Asset Management and
     BNY Mellon Asset Management    Compliance                                 Chief Compliance Officer, Mellon Optima L/S Strategy
     One Boston Place               Officer                                    Fund, LLC; formerly Director, Blackrock, Inc., Senior
     Boston, MA 02108                                                          Vice President, State Street Research & Management
     4/8/57                                                                    Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.

**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

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




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




                       THIS PAGE INTENTIONALLY LEFT BLANK

                                        MELLON INSTITUTIONAL FUNDS
                                        One Boston Place
                                        Boston, MA 02108-4408
                                        800.221.4795
                                        www.melloninstitutionalfunds.com


                                                                    6915AR0907

                                   MELLON INSTITUTIONAL FUNDS




Annual Report                      Newton
                                   International Equity Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------


Newton's investment philosophy is structured around the central tenet of our business: no company, market or economy can be considered in isolation; each must be understood in a global context.

We believe that, in a rapidly shrinking world, we can properly evaluate the prospects for equities only by understanding events, trends and competitive pressures globally. We also believe that a geographically constrained perspective to stock selection limits a portfolio manager's ability to identify and invest in the strongest companies and does not provide for sufficient exposure to deep, long-term trends in economies.

The roots of the current equity market turmoil have been a concern of Newton for some time. The very low level of interest rates for much of this decade and problems of the post dot.com bubble have engendered a rapid acceleration in consumer lending in the US and UK against a backdrop of soaring house prices and a boom in Merger & Acquisition (M&A) activity, fed by debt and exemplified by the prominence of private equity. With banks and insurers from Germany to Singapore admitting exposure to potentially worthless US mortgage-backed securities, markets are understandably nervous.

As banks tighten lending requirements we may see a more significant slow-down in the US and this could have a negative impact on the rest of the world. However, competing trends such as the urbanization and industrialization of Asia may provide some offset.

Although global equity markets began the period with solid gains (on the back of better data than expected from the US), they went through several changes of fortune during the twelve months to September 30, 2007. Some of the factors influencing these swings were:

o aggressive rhetoric in China from the government, prompting fears that the authorities intended to curtail recent dramatic share price appreciation and introduce a sharper capital gains tax regime;

o the acute deterioration in the US sub-prime mortgage market, followed by the collapse of a number of sub-prime finance providers;

o the ever-growing pipeline of M&A transactions, ensuring strong performance from Continental Europe;

o the yen's devaluation against a broad range of currencies, which proved to be a key determinant of performance in Japan;

o a sharp sell-off in Thailand following its Central Bank's bungled attempt to instigate exchange controls in order to curb the baht's appreciation;

o  a rise in the Brazilian credit rating to one level below investment grade;

o a significant volatility in equity markets in the three months to September 2007, as one of the consequences of the US sub-prime mortgage crisis.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------


Many of these events played particularly to our key long-term themes(1) of 'Global Realignment,' 'Debt & Credit' and 'Developing Economies.'

For the twelve months to September 30, 2007, the Fund produced a return of 26.9% as compared to a return of 24.9% for its benchmark, the MSCI EAFE Index. Over the period outperformance relative to the benchmark was achieved primarily in the Industrials, Energy and Financials sectors, while poor relative performance was seen in the Healthcare and Information Technology sectors.

In sector terms, Industrials was the top performer for the Fund: our 'Energy Supply' theme was a primary driver for activity in this sector during 2007. We remain positive on Telecoms, where we continue to see major opportunities for expansion and distribution in the developing world. The sector made a good contribution to the overall performance of the Fund during the year. The two worst-performing areas over the period were Healthcare and Information Technology.

During the months leading up to September 2007 we saw continuing credit fears and concerns over a slowing US economy leading indices down before interest rate cuts helped them rebound strongly. Prior to these rate cuts, we had seen a concentrated period of heavy selling across asset classes in mid-August. This became indiscriminate in some cases, in our view, and we therefore added to some positions that we expect to be key beneficiaries of our 'Global Realignment' theme. All of these stocks were sold down in the markets as investors reduced their exposure to perceived 'risky' areas. We view this as ironic: the US dollar appreciated at this time as monies were repatriated to the economy most exposed to the catalyst of the market's concerns - the US itself.

We continue to believe that the well-documented sub-prime and credit issues will take some time to play out. There is little clarity as to where the worst of the debt sits as much is wrapped up in larger vehicles, and neither the investment banks nor underlying investors can know with confidence to what extent they are exposed. This major 'Debt and Credit' event reinforces our caution on bank stocks: Australian and UK domestic banking exposure remains zero.

This said, we contend that the rest of the world will be better insulated from US economic weakness as decoupling continues. Our macroeconomic outlook for Asia ex-Japan, Continental Europe and the developing markets remains constructive.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------


Over the next few months we expect the market to begin to differentiate more rationally between the likely winners and losers, providing further opportunity to increase favoured holdings. We do not see the recent turmoil greatly changing our key themes of 'Debt & Credit', 'Energy Supply' and 'Global Realignment' and so continue to represent these views within the Fund.


Paul Butler, Director of Investment       Paul Markham, Director of Investment
Management (Global Equities)              Management (Global Equities / EAFE)
Newton Investment Management Limited      Newton Investment Management Limited

1 Rather than being unduly influenced by index benchmarks or fleeting market trends, one strand of Newton's investment philosophy focuses on interpreting the key forces, 'Themes', that drive change over the long term. Newton's analysts interpret these themes to highlight areas of investment opportunity. The themes referenced in this report include:

   o Global Realignment - The western industrialised nations dominate the world's GDP, wealth, consumption and market capitalisation in US dollar terms, as well as consuming the lion's share of natural resources. The stronger growth and increasing economic influence of the developing world will progressively challenge this position. Some realignment over time is inevitable; how it occurs will be crucially important to the longer term global economic outlook.

   o Debt & Credit - The era of disinflation has fostered a supercycle of credit growth in many of the developed economies. In recent years the pace of credit expansion has accelerated in response to global financial deregulation, relatively loose monetary policy and innovations in structured finance. The resulting high level of corporate and individual leverage in these economies is in stark contrast to that prevailing in the developing world where savings rates remain high.

   o Energy Supply - Forecasts of strong developing world growth together with increases in per capita energy usage point to continued strong demand for petroleum products. When combined with uncertainties over supply, this implies a structurally high real oil price. This theme has broad implications across sectors and economies, particularly in the light of measures to tackle climate change.

   o Developing Economies - The developing economies are increasingly fully engaged in the world trading system. Their influence on the global economic cycle is growing and they are on an apparent convergence course with the industrialised world. This secular trend will however be subject to significant cyclical influences particularly from the larger economies, such as China, and frictions regarding trade policies.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

             Comparison of Change in Value of $100,000 Investment in
      Newton International Equity Fund and the MSCI EAFE Index (Unaudited)
--------------------------------------------------------------------------------

     [THE FOLLOWING IS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                  Newton International
 PERIOD               Equity Fund          MSCI EAFE Index*

12/21/05                100,000                 100,000
12/31/05                99,700                  100,000
 3/31/06                111,200                 109,396
 6/30/06                107,174                 110,162
 9/30/06                109,153                 114,488
12/31/06                120,260                 126,341
 3/31/07                121,638                 131,490
 6/30/07                132,003                 139,910
 9/30/07                138,533                 142,955

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
================================================================================

                                                                       Since
                                                                     Inception
                               1 Year                                12/21/2005
--------------------------------------------------------------------------------
Fund                           26.92%                                  20.07%

* Source: Lipper Inc.

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                             Expenses Paid
                                                 Beginning                           Ending                  During Period+
                                               Account Value                      Account Value              April 1, 2007
                                               April 1, 2007                    September 30, 2007        to September 30, 2007
-------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                          $1,139.40                     $6.17
Hypothetical (5% return
  per year before expenses)                      $1,000.00                          $1,019.30                     $5.82

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------


                                                                                        Percentage of
Top Ten Holdings*                     Country                      Sector                Investments
-----------------------------------------------------------------------------------------------------
Statoil ASA                            Norway                      Energy                    2.7%
Toyota Motor Corp.                      Japan      Consumer Discretionary                    2.2
BP PLC                         United Kingdom                      Energy                    2.0
Total SA                               France                      Energy                    1.9
Vodafone Group PLC             United Kingdom      Information Technology                    1.8
Nestle SA                         Switzerland            Consumer Staples                    1.8
Nokia Oyj                             Finland      Information Technology                    1.7
Anglo American PLC             United Kingdom                   Materials                    1.7
Deutsche Boerse AG                    Germany                  Financials                    1.7
E On AG                               Germany                   Utilities                    1.7
                                                                                            ----
                                                                                            19.2%

* Excludes short-term securities.

                                            Percentage of
Geographic Region Allocation*                Investments
---------------------------------------------------------
Europe ex U.K.                                   44.9%
United Kingdom                                   18.8
Asia ex Japan                                    16.7
America ex U.S.                                   9.4
Japan                                             9.2
Middle East/Africa                                1.0
                                                -----
                                                100.0%

* Excludes short-term securities.

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


                                                                                                                     Value ($)
Security                                                                  Shares                                     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--98.6%

EQUITIES--97.5%

Argentina--0.3%
Pampa Holding SA--GDR                                                      7,171 (a)                                   157,142

Australia--1.2%
Telstra Corp.                                                            233,652                                       593,000

Brazil--6.1%
All America Latina Logistica                                              40,517                                       577,235
Companhia de Bebidas das Americas--ADR                                     7,398                                       541,016
Diagnosticos da America SA                                                13,339                                       305,807
Petroleo Brasileiro SA--ADR                                               11,487                                       743,209
Porto Seguro SA                                                            9,600                                       369,963
Tele Norte Leste Participacoes SA--ADR                                    20,321                                       456,410
                                                                                                                     2,993,640

Canada--1.1%
Oncolytics Biotech, Inc.                                                  93,674 (a)                                   178,983
Teck Cominco Ltd. Class B                                                  8,042                                       381,882
                                                                                                                       560,865

China--1.2%
Jiangsu Expressway Co., Ltd.                                             468,000                                       602,208

Colombia--0.6%
Suramericana de Inversiones SA                                            31,144                                       287,104

Denmark--1.1%
A P Moller-Maersk AS, Class B                                                 39                                       535,882

Finland--1.7%
Nokia Oyj                                                                 22,182                                       843,297

France--8.4%
Alstom                                                                     3,124                                       635,124
AXA SA                                                                    11,435                                       511,692
France Telecom SA                                                         17,554                                       588,002
Thales SA                                                                  8,569                                       502,339
Total SA                                                                  11,614                                       944,340
Veolia Environnement                                                       5,573                                       479,925
Vivendi SA                                                                10,682                                       450,883
                                                                                                                     4,112,305

Germany--12.0%
Allianz SE                                                                 2,117                                       494,637
Comdirect Bank AG                                                         21,814                                       271,873
Deutsche Boerse AG                                                         6,086                                       828,810
E On AG                                                                    4,449                                       822,599
Fresenius Medical Care AG & Co. KGaA                                       7,275                                       386,645
Gerry Weber International AG                                              10,024                                       323,907
K+S AG                                                                     3,899                                       714,790


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


                                                                                                                     Value ($)
Security                                                                  Shares                                     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------
Germany (continued)
Praktiker Bau--und Heimwerkermaerkte AG                                   12,416                                       464,762
SAP AG                                                                     6,948                                       406,717
Siemens AG                                                                 5,041                                       693,112
Symrise AG                                                                18,035 (a)                                   478,353
                                                                                                                     5,886,205

Greece--0.7%
Public Power Corp.                                                         9,290                                       368,282

Hong Kong--4.0%
Esprit Holdings Ltd.                                                      34,000                                       540,315
Jardine Matheson Holdings Ltd.                                            12,000                                       343,200
SRE Group Ltd.                                                         1,100,000                                       475,590
Swire Pacific Ltd. Class A                                                48,500                                       588,198
                                                                                                                     1,947,303

Indonesia--1.4%
PT Astra International Tbk                                               172,500                                       363,307
PT Bank Central Asia Tbk                                                 487,000                                       327,686
                                                                                                                       690,993

Italy--0.8%
Unipol Gruppo Finanziario SA                                             120,899                                       379,284

Japan--9.1%
Canon, Inc.                                                               11,900                                       649,543
Japan Tobacco, Inc.                                                          130                                       714,112
JFE Holdings, Inc.                                                         7,600                                       538,557
Mitsubishi Corp.                                                          24,000                                       760,512
Toyota Motor Corp.                                                        18,000                                     1,062,418
Yamada Denki Co., Ltd.                                                     7,280                                       720,585
                                                                                                                     4,445,727

Kazakhstan--0.5%
Kazkommertsbank--GDR                                                      19,142 (a)                                   262,437

Luxembourg--1.1%
ArcelorMittal                                                              7,106                                       560,870

Malaysia--1.5%
AMMB Holdings Berhad                                                     269,500                                       343,504
Bursa Malaysia Bhd                                                       121,000                                       390,896
                                                                                                                       734,400

Netherlands--1.6%
Koninklijke Philips Electronics NV                                        17,791                                       802,959

Norway--3.1%
Aker Kvaerner ASA                                                          6,900                                       219,674
Statoil ASA                                                               38,253                                     1,302,943
                                                                                                                     1,522,617


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


                                                                                                                     Value ($)
Security                                                                  Shares                                     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------
Russia--2.3%
AFK Sistema--GDR                                                          11,598 (a)                                   385,634
EVRAZ GROUP SA--GDR                                                        7,430                                       470,319
Oao Gazprom ADR                                                            6,461                                       284,930
                                                                                                                     1,140,883

Singapore--1.9%
DBS Group Holdings Ltd.                                                   21,000                                       305,434
Singapore Airlines Ltd.                                                   49,466                                       619,532
                                                                                                                       924,966

South Africa--1.0%
MTN Group Ltd.                                                            33,152                                       507,657

South Korea--2.3%
LG Telecom Ltd.                                                           32,160 (a)                                   324,096
Samsung Fire & Marine Insurance Co., Ltd.                                  1,940                                       417,729
Shinsegae Co., Ltd.                                                          550                                       382,938
                                                                                                                     1,124,763

Sweden--2.7%
Tele2 AB, Class B                                                         27,043                                       584,733
Telefonaktiebolaget LM Ericsson, Class B                                 184,594                                       739,511
                                                                                                                     1,324,244

Switzerland--8.7%
ABB Ltd.                                                                  20,503                                       540,193
Bank Sarasin & Cie AG                                                         70                                       307,983
Compagnie Financiere Richemont SA                                          7,518                                       498,422
Nestle SA                                                                  1,909                                       857,959
Nobel Biocare Holding AG                                                   1,289                                       349,194
Novartis AG                                                                9,942                                       548,916
Roche Holding AG                                                           3,635                                       659,404
Syngenta AG                                                                2,409                                       519,600
                                                                                                                     4,281,671

Taiwan--0.7%
Taiwan Semiconductor Manufacturing Co., Ltd.                             169,000                                       329,402

Thailand--1.8%
Advanced Info Service PCL                                                121,900                                       337,333
Bangkok Bank Public Company Ltd.                                          58,600                                       211,918
Bank of Ayudhya PCL                                                      396,400                                       329,136
                                                                                                                       878,387


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


                                                                                                                     Value ($)
Security                                                                  Shares                                     (Note 1A)
------------------------------------------------------------------------------------------------------------------------------
United Kingdom--18.6%
Admiral Group PLC                                                         18,531                                       341,163
Anglo American PLC                                                        12,435                                       836,624
BP PLC                                                                    82,855                                       961,845
British American Tobacco PLC                                              22,680                                       812,827
Cable & Wireless PLC                                                     173,511                                       653,079
Eaga PLC                                                                  47,007 (a)                                   190,392
GlaxoSmithKline PLC                                                       21,930                                       581,834
ICAP PLC                                                                  73,589                                       793,312
Old Mutual PLC                                                            69,538                                       227,977
Prudential PLC                                                            34,675                                       533,048
Smith & Nephew PLC                                                        29,129                                       356,028
Standard Chartered PLC                                                    22,697                                       753,801
Tesco PLC                                                                 51,777                                       465,232
Vodafone Group PLC                                                       238,503                                       861,111
Xstrata PLC                                                               11,529                                       765,056
                                                                                                                     9,133,329
TOTAL EQUITIES (Cost $39,156,319)                                                                                   47,931,822

PREFERRED STOCKS--1.1%

Brazil--1.1%
Companhia Vale do Rio Doce ADR
  (Cost $365,961)                                                         18,392                                       523,252
TOTAL UNAFFILIATED INVESTMENTS (Cost $39,522,280)                                                                   48,455,074

AFFILIATED INVESTMENTS--1.2%
Dreyfus Institutional Preferred Plus Money Market Fund
  (Cost $563,885)                                                        563,885 (b)                                   563,885
                                                                                                                    ----------

TOTAL INVESTMENTS--99.8% (Cost $40,086,165)                                                                         49,018,959

OTHER ASSETS, LESS LIABILITIES--0.2%                                                                                   115,478
                                                                                                                    ----------

NET ASSETS--100%                                                                                                    49,134,437
                                                                                                                    ==========

Notes to Schedule of Investments:
ADR--American Depository Receipts
GDR--Global Depository Receipts
(a) Non-income producing security.
(b) Affiliated institutional money market fund.


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------


At September 30, 2007 the Fund held the following forward foreign currency exchange contracts:

                                  Local
                                 Principal                Contract              Value at             USD Amount       Unrealized
Contracts to Deliver              Amount                 Value Date        September 30, 2007        to Receive     (Depreciation)
---------------------------------------------------------------------------------------------------------------------------------
Malaysian Ringgit                1,450,000               11/15/2007            $  426,408            $  420,473       $ (5,935)
Norwegian Krone                  2,132,221               10/15/2007               395,202               351,602        (43,600)
Singapore Dollar                   625,135               11/15/2007               422,477               409,736        (12,741)
                                                                               ----------            ----------       --------
                                                                               $1,244,087            $1,181,811       $(62,276)
                                                                               ==========            ==========       ========

                                  Local
                                 Principal                Contract              Value at             USD Amount       Unrealized
Contracts to Receive              Amount                 Value Date        September 30, 2007        to Deliver      Appreciation
---------------------------------------------------------------------------------------------------------------------------------
Euro                                41,274                10/1/2007            $   58,857            $   58,436       $    421
Euro                                56,608                10/2/2007                80,724                80,299            425
Malaysian Ringgit                1,450,000               11/15/2007               426,408               432,126         (5,718)
Malaysian Ringgit                2,438,370                1/15/2008               692,174               685,000          7,174
Norwegian Krone                  2,132,221               10/15/2007               395,202               353,660         41,542
Russian Ruble                    8,659,440                3/14/2008               346,479               342,000          4,479
Singapore Dollar                   625,135               11/15/2007               422,477               417,613          4,864
Singapore Dollar                   512,776                2/15/2008               348,712               343,000          5,712
Singapore Dollar                   509,988                2/15/2008               346,815               342,000          4,815
Swedish Krona                    2,284,091                2/15/2008               355,843               343,000         12,843
                                                                               ----------            ----------       --------
                                                                               $3,473,691            $3,397,134       $ 76,557
                                                                               ==========            ==========       ========

                                            Percentage of
Economic Sector Allocation                    Net Assets
---------------------------------------------------------
Consumer Discretionary                        10.6%
Consumer Staples                               7.7
Energy                                         9.0
Financials                                    21.0
Health Care                                    6.8
Industrials                                   11.5
Information Technology                         6.7
Materials                                     11.8
Telecommunication Services                    10.1
Utilities                                      3.4
Short-term and Other Assets                    1.4
                                             -----
                                             100.0%


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investments in securities, at value (Note 1A):
    Unaffiliated investments (cost $39,522,280)                                                                 $48,455,074
    Affiliated investments (Note 1H) (cost $563,885)                                                                563,885
  Cash                                                                                                               74,872
  Foreign currency, at value (cost $83,826)                                                                          85,790
  Receivable for investments sold                                                                                   528,939
  Interest and dividends receivable                                                                                 135,248
  Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                                    82,275
  Receivable from advisor (Note 2)                                                                                   17,865
  Prepaid expenses                                                                                                    2,583
                                                                                                                -----------
    Total assets                                                                                                 49,946,531
Liabilities
  Payable for investments purchased                                                          $   572,642
  Unrealized depreciation on forward foreign currency exchange contracts (Note 6)                 67,994
  Accrued investment advisory fee (Note 2)                                                        93,130
  Accrued professional fees                                                                       41,882
  Accrued accounting, custody, administration and transfer agent fees (Note 2)                    33,065
  Accrued trustees' fees (Note 2)                                                                  1,326
  Accrued chief compliance officer fee (Note 2)                                                      367
  Accrued shareholder reporting fee (Note 2)                                                         147
  Other accrued expenses and liabilities                                                           1,541
                                                                                             -----------
    Total liabilities                                                                                               812,094
                                                                                                                -----------
Net Assets                                                                                                      $49,134,437
                                                                                                                ===========
Net Assets consist of:
  Paid-in capital                                                                                               $37,130,415
  Accumulated net realized gain                                                                                   2,718,817
  Undistributed net investment income                                                                               334,026
  Net unrealized appreciation                                                                                     8,951,179
                                                                                                                -----------
Total Net Assets                                                                                                $49,134,437
                                                                                                                -----------
Shares of beneficial interest outstanding                                                                         1,824,077
                                                                                                                -----------
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                               $     26.94
                                                                                                                ===========


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                             Statement of Operations
                     For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments
    (net of foreign withholding taxes $112,484)                                                                 $ 1,109,416
  Dividend income from affiliated investments (Note 1 H)                                                             18,858
  Interest income                                                                                                       985
                                                                                                                -----------
    Total investment income                                                                                       1,129,259

Expenses
  Investment advisory fee (Note 2)                                                           $   347,485
  Accounting, custody, administration and transfer agent fees (Note 2)                           135,208
  Professional fees                                                                               49,809
  Registration fees                                                                               19,758
  Trustees' fees and expenses (Note 2)                                                             4,301
  Insurance expense                                                                                2,830
  Miscellaneous expenses                                                                          32,004
                                                                                             -----------
    Total expenses                                                                               591,395

Deduct:
  Waiver of investment advisory fee (Note 2)                                                     (91,606)
                                                                                             -----------
    Net Expenses                                                                                                    499,789
                                                                                                                -----------
      Net investment income                                                                                         629,470
                                                                                                                -----------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                2,734,235
    Foreign currency transactions and forward foreign currency exchange transactions              12,079
                                                                                             -----------
      Net realized gain (loss)                                                                                    2,746,314
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                6,785,579
    Foreign currency translations and forward foreign currency exchange contracts                101,433
                                                                                             -----------
      Change in net unrealized appreciation (depreciation)                                                        6,887,012
                                                                                                                -----------
  Net realized and unrealized gain (loss) on investments                                                          9,633,326
                                                                                                                -----------
Net Increase in Net Assets from Operations                                                                      $10,262,796
                                                                                                                ===========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                        For the period
                                                                                                       December 21, 2005
                                                                             For the                   (commencement of
                                                                           Year Ended                   operations) to
                                                                       September 30, 2007             September 30, 2006
                                                                       ------------------             ------------------
Increase (Decrease) in Net Assets:
From Operations
  Net investment income (loss)                                             $   629,470                    $   413,018
  Net realized gain (loss)                                                   2,746,314                        326,318
  Change in net unrealized appreciation (depreciation)                       6,887,012                      2,064,167
                                                                           -----------                    -----------
  Net increase (decrease) in net assets from investment operations          10,262,796                      2,803,503
                                                                           -----------                    -----------
Distributions to Shareholders (Note 1C)
  From investment income                                                      (368,981)                      (464,918)
  From net realized gains on investments                                      (228,378)                            --
                                                                           -----------                    -----------
  Total distributions to Shareholders                                         (597,359)                      (464,918)
                                                                           -----------                    -----------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                           6,010,275                     31,000,100
  Dividend reinvestment                                                        105,224                         14,918
  Cost of shares redeemed                                                           --                           (102)
                                                                           -----------                    -----------
  Net increase (decrease) in net assets from Fund share transactions         6,115,499                     31,014,916
                                                                           -----------                    -----------
Total Increase (Decrease) in Net Assets                                     15,780,936                     33,353,501
Net Assets
  At beginning of year                                                      33,353,501                             --
                                                                           -----------                    -----------
  At end of year [including undistributed net investment
    income and distributions in excess of net investment
    income of $334,026 and ($35,934), respectively]                        $49,134,437                    $33,353,501
                                                                           ===========                    ===========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------


                                                                                                        For the period
                                                                                                       December 21, 2005
                                                                             For the                   (commencement of
                                                                           Year Ended                   operations) to
                                                                       September 30, 2007             September 30, 2006
                                                                       ------------------             ------------------
Net Asset Value, Beginning of Year                                           $21.51                         $20.00
                                                                             ------                         ------
From Operations:
  Net investment income* (a)                                                   0.35                           0.27
  Net realized and unrealized gains (loss) on investments                      5.41                           1.54
                                                                             ------                         ------
Total from operations                                                          5.76                           1.81
                                                                             ------                         ------
Less Distributions to Shareholders:
  From net investment income                                                  (0.20)                         (0.30)
  From net realized gains on investments                                      (0.13)                            --
                                                                             ------                         ------
Total distributions to shareholders                                           (0.33)                         (0.30)
                                                                             ------                         ------
Net Asset Value, End of Year                                                 $26.94                         $21.51
                                                                             ======                         ======
Total Return (b)                                                              26.92%                          9.15%(d)
Ratios/Supplemental data:
  Expenses (to average daily net assets)*                                      1.15%                          1.15%(c)
  Net Investment Income (to average daily net assets)*                         1.45%                          1.63%(c)
  Portfolio Turnover                                                             87%                            84%(d)
  Net Assets, End of Year (000's omitted)                                   $49,134                        $33,354

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, excluding waivers and reimbursement, would have been:

   Net investment income per share (a)                                        $0.30                          $0.21
   Ratios (to average daily net assets):
     Expenses                                                                  1.36%                          1.53%(c)
     Net investment income                                                     1.24%                          1.25%(c)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Computed on an annualized basis.
(d) Not annualized. Returns for periods of less than one year have not been annualized.


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------


(1)   Organization and Significant Accounting Policies:

      Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Newton International Equity Fund (the "Fund"), which commenced operation on December 21, 2005, is a separate diversified investment series of the Trust.

      The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the Fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI
      EAFE) Index. The Fund may invest up to 20% of its assets in emerging market countries.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

      Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

      Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

      If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

      Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------


      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      C. Distributions to shareholders

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales and passive foreign investment companies (PFIC).

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end will be distributed in the following year.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      D. Expenses

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

      E. Foreign currency transactions

      The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      F. Foreign investment risk

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. Commitments and contingencies

      In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------


      H. Affiliated issuers

      Affiliated issuers are investment companies advised by Newton Capital Management Ltd. ("Newton"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

      I. New accounting requirements

      The Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)   Investment Advisory Fee and Other Transactions With Affiliates:

      The investment advisory fee paid to Newton for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Newton voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.15% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this agreement, for the year ended September 30, 2007, Newton voluntarily waived a portion of its investment advisory fee in the amount of $91,606. This arrangement is voluntary and temporary and may be discontinued or revised by Newton at any time.

      The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Newton, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $6,630 for the year ended September 30, 2007.

      The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Newton, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $128,578 for the year ended September 30, 2007.

      The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $2,780 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See
      Note 7 for further details.

      The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,250, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Newton or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Newton or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

      The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Newton, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,344, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

      The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan

                  Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------


      Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was not charged an administrative service fee by an affiliate of BNY Mellon.

      Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of Newton, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

      Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                                                Purchases                      Sales
                                                                              -------------                -------------
      Non-U.S. Government Securities                                          $  42,649,247                $  37,112,861
                                                                              =============                =============

(4)   Shares of Beneficial Interest:

      The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                           For the period
                                                                                                          December 21, 2005
                                                                                  For the                 (commencement of
                                                                                 Year Ended                 operations) to
                                                                              September 30, 2007          September 30, 2006
                                                                              ------------------          ------------------
      Shares sold                                                                  269,340                     1,549,732
      Shares issued to shareholders in reinvestment of distributions                 4,269                           741
      Shares redeemed                                                                    -                            (5)
                                                                                   -------                     ---------
      Net increase (decrease)                                                      273,609                     1,550,468
                                                                                   =======                     =========

      At September 30, 2007, three shareholders of record, in the aggregate held approximately 97.2% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

      The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

(5)   Federal Taxes:

      Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

      FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

            Cost for federal income tax purposes             $40,130,731
                                                             ===========
            Gross unrealized appreciation                    $ 9,594,551
            Gross unrealized depreciation                       (687,938)
                                                             -----------
            Net unrealized appreciation (depreciation)       $ 8,906,613
                                                             ===========
            Undistributed ordinary income                    $ 1,893,414
            Undistributed capital gains                        1,203,996
                                                             -----------
            Total distributable earnings                     $ 3,097,410
                                                             ===========

      The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, was as follows:

                                                                 2007              2006
                                                             -----------       -----------
            Ordinary income                                  $   597,359       $   464,918
                                                             -----------       -----------
            Capital gains                                             --                --
                                                             -----------       -----------

(6)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

      The Fund may trade the following financial instruments with off-balance sheet risk:

      Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2007, the Fund held forward foreign currency exchange contracts. See Schedule of Investments for further details.

(7)   Line of Credit:

      On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2007, the Fund had average borrowings outstanding of $194,782 for a total of 78 days and incurred $1,925 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
                        Newton International Equity Fund

            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Newton International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newton International Equity Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 21, 2005 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                          Number of                       Trustee
                                                                 Principal              Portfolios in      Other       Remuneration
Name (Age)                                    Term of Office    Occupation(s)            Fund Complex  Directorships  (period ended
Address, and                   Position(s)     and Length of     During Past              Overseen by     Held by     September 30,
Date of Birth                Held with Trust   Time Served         5 Years                  Trustee       Trustee         2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)           Trustee      Trustee since   Chairman Emeritus,              25            None        Fund: $612
61 Meadowbrook Road                           11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                              ("DRI") (biotechnology
9/30/40                                                       research and consulting
                                                              firm); formerly Chairman
                                                              of the Board and Chief
                                                              Executive Officer, DRI

Benjamin M. Friedman (63)        Trustee      Trustee since   William Joseph Maier,           25            None        Fund: $612
c/o Harvard University                        9/13/1989       Professor of Political
Littauer Center 127                                           Economy, Harvard
Cambridge, MA 02138                                           University
8/5/44

John H. Hewitt (72)              Trustee      Trustee since   Trustee, Mertens                25            None        Fund: $612
P.O. Box 2333                                 11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)            Trustee      Trustee since   Trustee, Essex Street           25            None        Fund: $646
c/o Essex Street Associates                   11/3/1986       Associates (family
P.O. Box 5600                                                 investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                            Term of Office
Address, and                      Position(s)          and Length of                      Principal Occupation(s)
Date of Birth                   Held with Trust         Time Served                         During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *         President, Chief    President and CEO        Senior Vice President and Head of Operations,
BNY Mellon Asset Management     Executive Officer    since 2007; Secretary    BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary      since 2003               Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)          Vice President,     Vice President           Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and      since 1999;              BNY Mellon Asset Management; formerly Assistant
One Boston Place                 Chief Financial     Treasurer                Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                     Officer         since 2002               Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **       Assistant Vice      Since 1996               First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management         President                                 Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                              Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                              Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)                Chief           Since 2005               First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management        Compliance                                 Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                    Officer                                   Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.

** Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
   Trust.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                        MELLON INSTITUTIONAL FUNDS
                        One Boston Place
                        Boston, MA 02108-4408
                        800.221.4795
                        www.melloninstitutionalfunds.com

                                                                   6912AR0907

                                        MELLON INSTITUTIONAL FUNDS



Annual Report                           Standish Mellon
                                        Intermediate Tax Exempt Bond Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

     September 2007

     Dear Mellon Institutional Fund Shareholder:

     Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

     The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

     Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

     While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

     We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

     Sincerely,
     Barbara McCann
     President

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

For the year ended September 30, 2007, the Standish Mellon Intermediate Tax Exempt Bond Fund produced a total return after expenses of 3.26%. This result trailed the benchmark performance index (Lehman Brothers Municipal 3-5-7-10 Year Municipal Bond Index) return of 3.73%.

Tax-exempt interest rates changed only modestly during the last 12 months in spite of highly visible turmoil from subprime mortgages, a midsummer contraction of bond market liquidity and a half-point cut by the U.S. Federal Reserve in a key overnight interest rate.

In the widening credit turmoil that roiled worldwide bond markets this summer, investors fled risky assets for the safe haven of government bonds and notes. A repricing of risk in July and August caused underperformance among many of the income-oriented municipal revenue bond sectors which had consistently produced excess returns over the last few years. Weightings in hospitals and housing detracted from relative returns as investors abandoned those sectors in favor of triple-A rated government-backed pre-refunded bonds. In addition, tax-exempt bonds tied to corporations, particularly pre-paid natural gas and tobacco securitization bonds, traded off in concert with trends among corporate bonds in the taxable markets.

After another year of steady ratings upgrades, we believe municipal credit quality is leveling out, albeit at a very high level. Average credit quality among intermediate municipals is double-A. The Fund established a position in bonds issued by the Commonwealth of Puerto Rico, which benefited during the period from improving creditworthiness and strengthened financial management.

While U.S. gross domestic product may slow to below trend over the next year, we believe that healthy corporate balance sheets, higher government spending, export growth and income expansion should all help stave off recession. The continuing downturn in housing and spreading financial contagion from subprime mortgages may force the Federal Reserve to lower short-term interest rates again by early 2008. Inflation does not appear to be a problem, which relieves upward pressures on longer-term rates. Amidst heightened credit market volatility, the Fund continues to emphasize high credit quality and a neutral interest rate posture. As we write this, municipal bonds are priced attractively relative to Treasury securities, producing a substantial after-tax yield advantage for shareholders in all but the lowest federal tax brackets. In addition, the 2001 and 2003 tax cuts are set to expire in 2010, making tax-exempt bonds potentially more valuable in coming years.

It has been our privilege to manage the Fund, and we thank you for your continued support.

Sincerely,

Christine Todd, CFA                      Steven Harvey
Portfolio Manager                        Portfolio Manager
Standish Mellon Asset                    Standish Mellon Asset
  Management Company, LLC                  Management Company, LLC

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

             Comparison of Change in Value of $100,000 Investment in
             Standish Mellon Intermediate Tax Exempt Bond Fund and
       the Lehman Brothers 3-5-7-10 Year Municipal Bond Index (Unaudited)
--------------------------------------------------------------------------------


                    Standish Mellon                 Lehman Brothers
        PERIOD    Intermediate Tax Exempt     3-5-7-10 Year Muni Bond Index*
                       Bond Fund
        9/30/97         100,000                         100,000
       12/31/97         102,078                         101,971
        3/31/98         103,040                         103,085
        6/30/98         104,363                         104,353
        9/30/98         107,228                         107,272
       12/31/98         107,585                         108,098
        3/31/99         108,314                         109,061
        6/30/99         106,456                         107,517
        9/30/99         106,860                         108,430
       12/31/99         106,658                         108,447
        3/31/00         108,612                         110,108
        6/30/00         109,928                         111,810
        9/30/00         112,123                         114,138
       12/31/00         115,678                         117,598
        3/31/01         118,235                         120,649
        6/30/01         119,060                         121,664
        9/30/01         122,198                         124,957
       12/31/01         121,351                         124,243
        3/31/02         122,242                         125,258
        6/30/02         126,473                         130,082
        9/30/02         131,557                         135,055
       12/31/02         131,898                         135,582
        3/31/03         133,288                         137,058
        6/30/03         136,226                         139,967
        9/30/03         136,688                         140,863
       12/31/03         137,617                         141,682
        3/31/04         139,137                         143,495
        6/30/04         136,296                         140,605
        9/30/04         140,487                         144,910
       12/31/04         141,663                         145,867
        3/31/05         140,494                         144,565
        6/30/05         143,781                         147,811
        9/30/05         143,550                         147,469
       12/31/05         144,238                         148,160
        3/31/06         144,385                         148,123
        6/30/06         144,547                         148,370
        9/30/06         148,685                         152,654
       12/31/06         149,823                         153,747
        3/31/07         151,160                         155,113
        6/30/07         150,500                         154,558
        9/30/07         153,530                         158,342

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                 Since
                                                                 Inception
             1 Year      3 Years      5 Years      10 Years      11/2/1992
--------------------------------------------------------------------------------
Fund         3.26%       3.00%        3.14%        4.38%         5.19%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Expenses Paid
                                 Beginning                   Ending              During Period+
                                Account Value             Account Value          April 1, 2007
                                April 1, 2007          September 30, 2007    to September 30, 2007
------------------------------------------------------------------------------------------------
Actual                         $   1,000.00              $   1,015.70              $   2.27
Hypothetical (5% return
  per year before expenses)    $   1,000.00              $   1,022.81              $   2.28

-----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          Percentage of
Top Ten Holdings*                                           Rate            Maturity       Investments
-------------------------------------------------------------------------------------------------------
Golden State Tobacco Securitization Corp.                   4.500%            6/1/2027         2.3%
Tennessee Energy Acquisition Corporation                    5.250             9/1/2017         1.6
New York State Dormitory Authority Revenue                  5.250           11/15/2023         1.4
Puerto Rico Public Finance Corp. LOC: Government
  Development Bank for Puerto Rico                          5.750             8/1/2027         1.2
Tobacco Settlement Funding Corp. NJ                         4.500             6/1/2023         1.2
Wisconsin State COP MBIA NCL                                5.000             3/1/2010         1.2
Puerto Rico Commonwealth Fuel Sales Tax Revenue             5.000             7/1/2018         1.2
Oklahoma DFA Revenue Hillcrest
  Healthcare System Prerefunded                             5.625            8/15/2019         1.2
Tobacco Settlement Financing Corporation NJ Prerefunded     6.250             6/1/2043         1.2
New York State Dormitory Authority
  State University Educational Facilities MBIA IBC          5.250            5/15/2015         1.1
                                                                                              ----
                                                                                              13.6%

*    Excluding short-term investments.

                                            Percentage of
Economic Sector Allocation                    Net Assets
------------------------------------------------------------
General Obligations                              12.2%
Government Backed                                11.3
Housing Revenue                                   4.3
Industrial Development                            6.8
Insured Bonds                                    41.7
Lease Revenue                                     5.1
Revenue Bonds                                    12.3
Special Revenues                                  3.0
Short-term and Net Other Assets                   3.3
                                                -----
                                                100.0%

Summary of Combined Ratings+
--------------------------------------------------------------------------------
                                                  Percentage of
Quality Breakdown                                  Investments
--------------------------------------------------------------------------------
AAA                                                  62.2%
AA                                                   22.4
A                                                     4.4
BBB                                                  10.0
BB                                                    1.0
                                                    -----
  Total                                             100.0%

+ Based on ratings from Standard & Poor's and/or Moody's Investors Services. If a security receives split (different) ratings from multiple rating organizations, the Fund treats the security as being rated in the higher rating category.

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Par           Value ($)
Security                                                                       Rate       Maturity       Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
BONDS--96.7%

General Obligations--12.2%
ABAG CA Odd Fellows Homes                                                     5.700%     8/15/2014      1,000,000       1,011,500
Austin TX Independent School District PSF-GTD NCL                             5.000       8/1/2016      1,000,000       1,081,440
California State                                                              5.000      10/1/2011         70,000          72,819
California State                                                              5.000       6/1/2014      1,435,000       1,539,798
California State                                                              5.000       8/1/2016        750,000         809,332
Commonwealth of Massachusetts NCL                                             6.000      11/1/2010      1,350,000       1,444,365
Commonwealth of Massachusetts                                                 5.000       7/1/2012      2,000,000       2,118,320
Magnolia TX Independent School District Refunding PSF-GTD                     5.000      8/15/2018      1,000,000       1,074,910
New York NY                                                                   5.250       9/1/2014      1,000,000       1,087,370
New York NY NCL                                                               5.000       6/1/2011      1,000,000       1,045,830
New York NY Series B NCL                                                      5.000       8/1/2011        770,000         806,783
New York NY Series H NCL                                                      5.000       8/1/2011      1,700,000       1,781,209
New York NY NCL                                                               5.000       8/1/2013      1,500,000       1,598,880
Pasadena TX Independent School District PSF-GTD NCL                           5.000      2/15/2015      1,360,000       1,461,238
Puerto Rico Commonwealth Fuel Sales Tax Revenue (a)                           5.000       7/1/2018      2,325,000       2,348,575
Puerto Rico Public Building Authority Revenue (a)                             5.000       7/1/2028      1,000,000       1,040,130
San Antonio TX Apartment Systems Revenue AMT FSA                              5.000       7/1/2013      1,000,000       1,055,540
San Antonio TX                                                                5.000       2/1/2015      1,000,000       1,074,090
Spring Branch TX Independent School District PSF GTD                          5.625       2/1/2014      1,000,000       1,104,100
Texas Refunding AMT NCL                                                       5.000       8/1/2017      1,000,000       1,066,310
                                                                                                                     ------------
                                                                                                                       24,622,539
                                                                                                                     ------------
Government Backed--11.3%
Alpine UT School District Prerefunded                                         5.000      3/15/2011         25,000          25,359
Dallas TX Independent School District Prerefunded                             5.500      2/15/2017      1,500,000       1,615,395
District of Columbia MBIA NCL Prerefunded                                     5.750       6/1/2010         10,000          10,561
Golden State Tobacco Securitization Corp. Prerefunded                         5.000       6/1/2021        155,000         156,651
Goose Creek TX Independent School District PSF-GTD Prerefunded                7.000      8/15/2009        110,000         116,974
Goose Creek TX Independent School District PSF-GTD Unrefunded                 7.000      8/15/2009        260,000         275,660
Goose Creek TX Independent School District PSF-GTD Escrowed to maturity       7.000      8/15/2009        230,000         244,582
Massachusetts DFA Williston School Prerefunded                                6.000      10/1/2013        185,000         191,240
Massachusetts MBIA Prerefunded                                                5.500      11/1/2015      1,000,000       1,070,650
Massachusetts State FSA Prerefunded                                           5.000      12/1/2023      1,000,000       1,082,390
Met Govt Nashville & Davidson TN Industrial
  Development Board Revenue Prerefunded                                       7.500     11/15/2010      1,000,000       1,095,460
Milwaukee WI Metropolitan Sewer District Prerefunded                          5.250      10/1/2019      1,000,000       1,087,130
New Jersey State Transportation FSA                                           5.750     12/15/2014        770,000         871,009
Northern TOB Securitization Corp. Alaska Prerefunded                          6.500       6/1/2031      1,000,000       1,073,170
Northern TOB Securitization Corp. Alaska Prerefunded                          4.750       6/1/2015        425,000         428,553
Oklahoma DFA Revenue Prerefunded                                              5.625      8/15/2029      1,000,000       1,047,770
Oklahoma DFA Revenue Hillcrest Healthcare System Prerefunded                  5.625      8/15/2019      2,185,000       2,289,377
Osceola County School Board FL COP AMBAC Prerefunded                          5.250       6/1/2027      1,000,000       1,079,530
Palm Beach County FL Solid Waste AMBAC                                        6.000      10/1/2009         60,000          62,912
Puerto Rico Commonwealth Highway & Transportation Authority Revenue           5.750       7/1/2041      1,500,000       1,644,210
Texas Municipal Power Agency MBIA (b)                                         0.000       9/1/2016         10,000          7,008
Tobacco Settlement Authority IA                                               5.600       6/1/2035      2,000,000       2,152,080
Tobacco Settlement Funding Corporation NJ Prerefunded                         5.000       6/1/2010        500,000         517,715
Tobacco Settlement Funding Corporation NJ Prerefunded                         4.375       6/1/2019        215,000         216,183
Tobacco Settlement Funding Corporation NJ Prerefunded                         6.750       6/1/2039      1,855,000       2,142,488
Tobacco Settlement Funding Corporation NJ Prerefunded                         6.250       6/1/2043      2,000,000       2,259,300
                                                                                                                     ------------
                                                                                                                       22,763,357
                                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Par           Value ($)
Security                                                                       Rate       Maturity       Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Housing Revenue--4.3%
California Housing Finance Agency AMT                                         4.600%      2/1/2041      1,500,000       1,500,495
Colorado HFA Single Family Project AMT (a)                                    6.800       2/1/2031      1,275,000       1,352,941
Colorado HFA Single Family Project AMT (a)                                    6.600       8/1/2032        990,000       1,046,925
Florida Housing Finance Corp. FSA                                             5.750       1/1/2017         25,000          25,142
Illinois Financial Authority Student Housing Revenue NCL                      5.000       6/1/2012      1,160,000       1,130,780
Ohio HFA Mortgage Revenue AMT GNMA                                            5.350       9/1/2018        175,000         177,469
Rhode Island Housing & Mortgage Finance Corp.                                 4.950      10/1/2016        135,000         136,737
Utah HFA AMT SFM                                                              5.400       7/1/2020        170,000         171,377
Virginia Housing Development Authority,
  Commonwealth Mortgage Revenue AMT NCL                                       4.250       7/1/2013      2,000,000       1,990,320
Wyoming Community Development Authority Housing Revenue AMT                   5.500      12/1/2017      1,000,000       1,068,000
                                                                                                                     ------------
                                                                                                                        8,600,186
                                                                                                                     ------------
Industrial Development--6.8%
Connecticut Gaming Authority Mohegan Tribe                                    5.375       1/1/2011        900,000         912,177
Dayton OH Special Facilities Revenue AMT NCL                                  6.200      10/1/2009      1,000,000       1,043,330
Gloucester NJ Resource Recovery (a)                                           6.850      12/1/2029        500,000         524,005
Golden State Tobacco Securitization Corp.                                     4.500       6/1/2027      4,735,000       4,434,612
Hendersonville TN Kroger                                                      5.950     12/15/2008        120,000         121,478
Massachusetts DFA Waste Management Resource Recovery AMT (a)                  6.900      12/1/2029        500,000         523,990
Northern TOB Securitization Corp. AK                                          4.625       6/1/2023        980,000         942,221
San Manuel Entertainment Series 2004-C                                        4.500      12/1/2016      1,000,000         975,740
Tobacco Settlement Authority of Southern California                           4.750       6/1/2025        975,000         925,577
Tobacco Settlement Authority WA                                               6.500       6/1/2026        935,000         980,553
Tobacco Settlement Funding Corp. NJ                                           4.500       6/1/2023      2,540,000       2,386,482
                                                                                                                     ------------
                                                                                                                       13,770,165
                                                                                                                     ------------
Insured Bonds--41.7%
Alabama Agriculture & Mechanical University Revenue AMBAC NCL                 5.000      11/1/2013      1,000,000       1,072,960
Atlanta GA Airport Revenue AMT FSA NCL                                        5.250       1/1/2012        900,000         948,852
Atlanta GA Airport Revenue AMT FSA NCL                                        5.250       1/1/2013      1,000,000       1,062,920
Broward County FL School Board COP AMBAC                                      5.000       7/1/2013      1,000,000       1,057,650
Broward County FL School Board COP FGIC                                       5.000       7/1/2013      1,000,000       1,057,650
Bourbonnais IL Industrial Project Revenue NCL RADIAN                          5.000      11/1/2015      1,000,000       1,036,260
California State AMBAC                                                        6.000       4/1/2016      1,000,000       1,155,300
Carroll TX Independent School District MBIA                                   5.000      2/15/2016      1,155,000       1,246,615
Charleston SC COP MBIA                                                        6.000      12/1/2008      1,000,000       1,028,610
Chicago IL AMBAC AMT                                                          5.500       1/1/2012      1,000,000       1,045,810
Chicago IL Transportation Authority AMBAC                                     5.250       6/1/2013      1,000,000       1,080,580
Chicago O'Hare International Airport IL Revenue FGIC                          5.250       1/1/2014      1,000,000       1,076,990
Chicago O'Hare International Airport IL Revenue MBIA NCL                      5.250       1/1/2017      1,000,000       1,090,090
Citizens Property Insurance Corp. FL MBIA                                     5.000       3/1/2014      1,000,000       1,070,620
Clark County NV AMBAC                                                         5.000      11/1/2013      1,000,000       1,070,150
Clark County NV Airport Revenue AMT FGIC NCL                                  5.250       7/1/2012      1,000,000       1,060,120
Cleveland OH Waterworks Revenue MBIA                                          5.500       1/1/2013      1,500,000       1,574,385
Colorado State Department of Corrections
  Penitentiary II Project B AMBAC                                             5.000       3/1/2015      1,000,000       1,078,850
Cook County IL High School FGIC NCL                                           7.875      12/1/2014        750,000         951,840
Cook County IL School District FSA NCL                                        6.750       5/1/2010      1,750,000       1,886,272
Denver Colorado City and County Airport Revenue AMT FGIC                      5.250     11/15/2013      1,000,000       1,062,030
Detroit MI City School District FSA NCL                                       5.000       5/1/2014      1,000,000       1,075,260
Detroit MI Sewer Disposal Revenue FSA NCL                                     5.250       7/1/2019      1,000,000       1,102,350

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Par           Value ($)
Security                                                                       Rate       Maturity       Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Insured Bonds (continued)
Detroit MI Sewer Disposal Revenue MBIA NCL                                    5.000%      7/1/2013      1,000,000      1,069,870
District of Columbia MBIA NCL                                                 5.750       6/1/2010         15,000         15,811
Douglas County CO School District MBIA                                        7.000     12/15/2012        625,000        722,669
Fairfax County VA EDA Residential Recovery AMBAC AMT NCL                      6.100       2/1/2011      1,000,000      1,069,590
Farmington NM Pollution Control Revenue FGIC (a)                              3.550       4/1/2029      2,000,000      1,992,920
Fort Bend County TX MBIA NCL                                                  5.000       3/1/2014      1,000,000      1,070,030
Golden State Tobacco Securitization Corp. AMBAC
  (4.60% beginning 6/1/2010) (c)                                              0.000       6/1/2023        750,000        658,005
Golden State Tobacco Securitization Corp. AMBAC                               5.000       6/1/2010        500,000        512,985
Harris County TX Health Facility Development Corp. MBIA                       6.000       6/1/2013      1,000,000      1,108,910
Harris County TX Toll Revenue FGIC NCL                                        6.000       8/1/2012      1,000,000      1,102,630
Hawaii Harbor AMT FSA                                                         5.000       1/1/2014      1,000,000      1,060,950
Hillsborough County FL Assessment Revenue FGIC                                5.000       3/1/2013      1,000,000      1,057,660
Hillsborough County FL Utility Revenue AMBAC                                  5.500       8/1/2012      1,000,000      1,081,620
Honolulu Hawaii City & County Board Water Supply AMT MBIA                     5.000       7/1/2014      1,000,000      1,061,580
Indianapolis IN Airport Authority AMT AMBAC                                   5.000       1/1/2017      1,000,000      1,052,740
Intermountain Power Agency UT MBIA NCL                                        6.500       7/1/2010      1,000,000      1,076,430
Louisville & Jefferson County KY Regional Airport
  Authority Revenue FSA AMT                                                   5.500       7/1/2011      1,355,000      1,434,606
Lubbock County TX FSA                                                         4.500      2/15/2021      1,000,000      1,006,030
Massachusetts HEFA Lahey Clinic Medical Center FGIC                           5.000      8/15/2014      1,000,000      1,071,260
Mesa AZ Utility System Revenue FGIC                                           5.000       7/1/2018      1,000,000      1,090,240
Mesa AZ Utility System Revenue MBIA NCL                                       6.000       7/1/2020      1,250,000      1,483,837
Metropolitan Washington DC Airports Authority
  Airport System Revenue AMT AMBAC NCL                                        5.000      10/1/2015      1,000,000      1,059,420
Metropolitan Washington DC Airports Authority
  Airport System Revenue AMT FGIC NCL                                         5.500      10/1/2012      1,715,000      1,839,235
Metropolitan Washington DC Airports Authority
  Airport System Revenue AMT MBIA                                             5.000      10/1/2012      1,000,000      1,049,940
Miami Dade County FL Aviation Revenue AMT MBIA                                5.250      10/1/2014      1,000,000      1,067,690
Midlothian TX Development Authority RADIAN                                    5.000     11/15/2013        530,000        546,865
Minneapolis and Saint Paul MN Metropolitan Airports
  Commission Airports Revenue FGIC NCL                                        5.000       1/1/2016      1,000,000      1,073,940
Nassau County NY FGIC                                                         6.000       7/1/2010         25,000         26,613
New Jersey Health Care Facilities Financing Authority Revenue AMBAC           4.800       8/1/2021        350,000        352,114
New Jersey State Transportation FSA                                           5.750     12/15/2014        230,000        258,932
New Jersey Transit Corporation COP AMBAC NCL                                  5.250      9/15/2014      1,000,000      1,085,270
New York State Dormitory Authority Presbyterian Hospital AMBAC                4.400       8/1/2013         10,000         10,030
New York State Dormitory Authority State University
  Educational Facilities MBIA                                                 6.000      5/15/2015      1,000,000      1,072,380
New York State Dormitory Authority State University
  Educational Facilities MBIA IBC                                             5.250      5/15/2015      2,000,000      2,171,280
North Carolina Medical Care Community HCF Revenue AMBAC                       5.000      10/1/2012        750,000        795,495
North Slope Boro Alaska MBIA                                                  5.000      6/30/2016      1,000,000      1,083,850
Palm Beach County FL Public Improvement Revenue AMBAC                         5.000       6/1/2015      1,000,000      1,081,140
Palm Beach County FL School Board COP MBIA                                    5.000       8/1/2011      1,000,000      1,043,050
Palm Beach County FL School Board COP AMBAC                                   5.000       8/1/2013      1,000,000      1,060,010
Palm Beach County FL Solid Waste Authority Revenue AMBAC                      5.000      10/1/2011      1,000,000      1,047,860
Pasco County FL Solid Waste AMBAC AMT NCL                                     6.000       4/1/2010      1,000,000      1,054,080
Pennsylvania Economic DFA Resource Recovery Revenue;
  Colver Project AMT AMBAC                                                    5.000      12/1/2012      1,000,000      1,048,060

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Par           Value ($)
Security                                                                       Rate       Maturity       Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Insured Bonds (continued)
Philadelphia PA School District FSA NCL                                       5.750%      2/1/2011      1,000,000       1,067,780
Platte River Power Authority CO Power Revenue FSA                             5.000       6/1/2013      2,000,000       2,142,160
Port Authority NY & NJ AMT FGIC                                               5.000      10/1/2013      1,000,000       1,064,890
Port Saint Lucie FL Community Redevelopment Agency Revenue MBIA               5.000       1/1/2019      1,550,000       1,648,983
Port of Seattle WA Revenue AMBAC                                              5.000      10/1/2014      2,000,000       2,126,000
Puerto Rico Electric Power Authority Revenue XLCA                             5.500       7/1/2016        500,000         561,915
Raleigh Durham NC Airport Authority AMT FGIC NCL                              5.000       5/1/2014      1,190,000       1,258,187
Saint Louis MO Airport Revenue FSA NCL                                        5.000       7/1/2014      1,250,000       1,338,438
Saint Louis MO Airport Revenue FSA                                            5.000       7/1/2013      1,000,000       1,066,130
Stafford TX Economic Development FGIC                                         6.000       9/1/2015        525,000         600,563
Sweetwater County WY Improvement Project Powers
  Board Lease Revenue MBIA                                                    5.000     12/15/2009      1,120,000       1,154,978
Wisconsin State COP MBIA NCL                                                  5.000       3/1/2010      2,295,000       2,368,486
                                                                                                                     ------------
                                                                                                                       83,918,301
                                                                                                                     ------------
Lease Revenue--5.1%
Greenville County SC School District                                          5.000      12/1/2011      1,000,000       1,047,700
New Jersey B PPTYS Lease Revenue King County Washington Project               5.000      12/1/2014      1,000,000       1,077,170
New Jersey Economic Development Authority Revenue
  School Facilities Construction NCL                                          5.000       9/1/2012      1,000,000       1,058,780
New York State Dormitory Authority Revenue (a)                                5.250     11/15/2023      2,500,000       2,658,600
New York State Thruway Authority Service Contract Revenue NCL                 5.000       4/1/2011      1,000,000       1,045,580
Puerto Rico Public Finance Corp. LOC: Government
  Development Bank for Puerto Rico (a)                                        5.750       8/1/2027      2,250,000       2,394,787
Tobacco Settlement Funding Corp. NY                                           5.250       6/1/2013      1,000,000       1,010,110
                                                                                                                     ------------
                                                                                                                       10,292,727
                                                                                                                     ------------
Revenue Bonds--12.3%
Alaska Student Loan Corp. Revenue AMT NCL                                     5.250       6/1/2014      1,000,000       1,078,470
Energy Northwest Washington Electricity Revenue                               5.000       7/1/2011      1,000,000       1,048,580
Energy Northwest Washington Electricity Revenue                               5.500       7/1/2015      1,000,000       1,112,360
Franklin County OH Revenue Refunding Trinity Health Credit NCL                5.000       6/1/2014      1,340,000       1,409,600
Illinois DFA Depaul University NCL                                            5.500      10/1/2011      1,000,000       1,053,360
Illinois HEFA Condell Medical Center                                          6.000      5/15/2010        270,000         274,544
Indiana Health Facility Financing Authority Revenue                           5.000      11/1/2011        500,000         520,920
Lubbock TX Health Facilities Development St. Joseph Healthcare System         5.000       7/1/2008      2,000,000       2,021,160
Main Street National Gas, Inc. Georgia Gas Project Revenue                    5.000      3/15/2018      1,000,000       1,025,350
Massachusetts HEFA Partners NCL                                               5.000       7/1/2012      1,250,000       1,300,162
Metropolitan Transportation Authority NY Revenue                              5.250     11/15/2014      1,000,000       1,088,980
Michigan State Hospital Finance Authority                                     5.250     11/15/2010      1,000,000       1,035,650
New Hampshire HEFA Mondanock Hospital                                         5.250      10/1/2007        100,000         100,000
New Mexico State Hospital Equipment Loan Revenue
  Presbyterian Healthcare Services Prerefunded                                5.750       8/1/2012      1,000,000       1,084,160
New York City NY Industrial Development Agency
  Special Facility Revenue AMT                                                5.500       1/1/2014      1,000,000       1,072,390
Puerto Rico Commonwealth Highway and Transportation Authority Revenue         5.000       7/1/2016      1,000,000       1,060,230
SA Energy Acquisition Public Facility Corporation TX Gas Supply Revenue       5.250       8/1/2014      1,000,000       1,055,630
Tennessee Energy Acquisition Corporation                                      5.250       9/1/2017      3,000,000       3,153,690
Texas Municipal Gas Acquisition and Supply Corporation I
  Gas Supply Revenue                                                          5.000     12/15/2011      1,000,000       1,036,290
Texas Municipal Gas Acquisition and Supply Corporation I
  Gas Supply Revenue                                                          5.000     12/15/2014      2,000,000       2,085,780
Texas Transportation Commission First Tier Revenue NCL TBA (d)                5.000       4/1/2016      1,000,000       1,079,640
                                                                                                                     ------------
                                                                                                                       24,696,946
                                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Par           Value ($)
Security                                                                       Rate       Maturity       Value          (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
Special Revenues--3.0%
Florida Hurricane Catastrophe Funding Financial Corp. (a)                     5.250%      7/1/2012      2,000,000       2,132,740
Jicarilla NM Apache Nation Revenue                                            5.000       9/1/2013        500,000         522,060
Puerto Rico Commonwealth Government Development Bank                          5.000      12/1/2015      1,000,000       1,058,280
Puerto Rico Commonwealth Government Development Bank AMT                      5.250       1/1/2015        600,000         635,118
Scottsdale AZ Excise Tax Revenue                                              5.000       7/1/2015      1,550,000       1,680,185
Wisconsin State Transportation                                                5.500       7/1/2010         15,000          15,750
                                                                                                                     ------------
                                                                                                                        6,044,133
                                                                                                                     ------------
TOTAL BONDS (Cost $193,878,407)                                                                                       194,708,354
                                                                                                                     ------------

SHORT-TERM INVESTMENTS--2.0%

Short-Term Bonds--2.0%
Kansas State Department of Transportation Highway Revenue (a)                 4.130       9/1/2020      1,700,000       1,700,000
Massachusetts State Development Finance Agency Revenue (a)                    3.870      10/1/2042        400,000         400,000
Massachusetts State Development Finance Agency Revenue RADIAN (a)             6.000       7/1/2032      1,000,000       1,000,000
Massachusetts State Development Finance Agency Revenue RADIAN (a)             6.000       1/1/2033      1,000,000       1,000,000
                                                                                                                     ------------
Total Short-Term Bonds (Cost $4,100,000)                                                                                4,100,000
                                                                                                                     ------------
                                                                                                          Shares
Investment Companies--0.0%                                                                                ------
Wells Fargo National Tax-Free Money Market Fund (Cost $18,780)                                             18,780          18,780
                                                                                                                     ------------
Total Short-Term Investments (Cost $4,118,780)                                                                          4,118,780
                                                                                                                     ------------

TOTAL INVESTMENTS--98.7% (Cost $197,997,187)                                                                          198,827,134
                                                                                                                     ------------
OTHER ASSETS, LESS LIABILITIES--1.3%                                                                                    2,652,618
                                                                                                                     ------------
NET ASSETS--100%                                                                                                      201,479,752
                                                                                                                     ============

Notes to Schedule of Investments:
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
COP--Certificate of Participation
DFA--Development Finance Authority
EDA--Economic Development Authority
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GTD--Guaranteed
HEFA--Heatlth & Educational Facilities Authority
HFA--Housing Finance Authority
MBIA--Municipal Bond Investors Assurance Insurance Corporation
NCL--Non-callable
PSF--Permanent School Fund
RADIAN--Radian Group
SFM--Single Family Mortgage
TBA--To Be Announced
TOB--Tobacco
XLCA--XL Capital Assurance Inc.

(a) Variable Rate Security; rate indicated is as of September 30, 2007. Variable rate securities that reset monthly or more frequently are considered short-term securities for reporting purposes.
(b)  Zero coupon security.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date.
(d)  Delayed delivery security.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon Intermediate Tax Exempt Bond Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (Note 1A) (cost $197,997,187)                                                  $198,827,134
  Interest receivable                                                                                                  2,680,528
  Receivable for Fund shares sold                                                                                      1,351,716
  Prepaid expenses                                                                                                        26,788
                                                                                                                    ------------
    Total assets                                                                                                     202,886,166
Liabilities
  Payable for securities purchased                                                    $ 1,075,400
  Payable for Fund shares redeemed                                                        191,333
  Distributions Payable                                                                    61,259
  Accrued accounting, custody, administration and transfer agent fees (Note 2)             32,235
  Accrued professional fees                                                                28,145
  Accrued administrative services expense (Note 2)                                          9,145
  Accrued trustees' fees and expenses (Note 2)                                              4,964
  Accrued shareholder reporting fee (Note 2)                                                1,711
  Accrued chief compliance officer fee (Note 2)                                               367
  Other accrued expenses and liabilities                                                    1,855
                                                                                      -----------
    Total liabilities                                                                                                  1,406,414
                                                                                                                    ------------
Net Assets                                                                                                          $201,479,752
                                                                                                                    ------------
Net Assets consist of:
  Paid-in capital                                                                                                   $200,883,396
  Accumulated net realized loss                                                                                         (251,710)
  Undistributed net investment income                                                                                     18,119
  Net unrealized appreciation                                                                                            829,947
                                                                                                                    ------------
Total Net Assets                                                                                                    $201,479,752
                                                                                                                    ============
Shares of beneficial interest outstanding                                                                              9,329,109
                                                                                                                    ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                                   $      21.60
                                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                      Statement of Operations For the Year
                            Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Interest income                                                                                                   $  6,296,097
  Dividend income                                                                                                        169,491
                                                                                                                    ------------
  Total investment income                                                                                              6,465,588

Expenses
  Investment advisory fee (Note 2)                                                    $   632,093
  Accounting, custody, administration and transfer agent fees (Note 2)                    132,984
  Registration fees                                                                        63,236
  Professional fees                                                                        35,531
  Administrative service fee (Note 2)                                                      24,557
  Trustees' fees and expenses (Note 2)                                                     16,599
  Insurance expense                                                                         5,527
  Miscellaneous expenses                                                                   26,828
                                                                                      -----------
    Total expenses                                                                        937,355

Deduct:
  Waiver of investment advisory fee (Note 2)                                             (226,230)
                                                                                      -----------
    Net expenses                                                                                                         711,125
                                                                                                                    ------------
      Net investment income                                                                                            5,754,463
                                                                                                                    ------------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on Investments                                                                                134,023
  Change in unrealized appreciation (depreciation) on Investments                                                       (608,630)
                                                                                                                    ------------
    Net realized and unrealized gain (loss) on investments                                                              (474,607)
                                                                                                                    ------------
Net Increase in Net Assets from Operations                                                                          $  5,279,856
                                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon Intermediate Tax Exempt Bond Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       For the                       For the
                                                                                      Year Ended                    Year Ended
                                                                                  September 30, 2007            September 30, 2006
                                                                                  ------------------            ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                              $  5,754,463                  $  4,198,620
  Net realized gain (loss)                                                                134,023                      (258,860)
  Change in net unrealized appreciation (depreciation)                                   (608,630)                      304,871
                                                                                     ------------                  ------------
  Net increase (decrease) in net assets from investment operations                      5,279,856                     4,244,631
                                                                                     ------------                  ------------

Distributions to Shareholders (Note 1C)
  From net investment income                                                           (5,754,463)                   (4,198,620)
                                                                                     ------------                  ------------
  Total distributions to shareholders                                                  (5,754,463)                   (4,198,620)
                                                                                     ------------                  ------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                    108,485,320                    50,311,439
  Value of shares isued to shareholders in reinvestment of distributions                5,083,310                     3,487,897
  Cost of shares redeemed (net of redemption fees of $1,133 and $0, respectively)     (39,541,640)                  (35,231,940)
                                                                                     ------------                  ------------
  Net increase (decrease) in net assets from Fund share transactions                   74,026,990                    18,567,396
                                                                                     ------------                  ------------
Total Increase (Decrease) in Net Assets                                                73,552,383                    18,613,407

Net Assets
  At beginning of year                                                                127,927,369                   109,313,962
                                                                                     ------------                  ------------
  At end of year (including undistributed net investment income of
    $18,119 and $18,119)                                                             $201,479,752                  $127,927,369
                                                                                     ============                  ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund


                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended September 30,
                                                                   -----------------------------------------------------------
                                                                     2007         2006         2005        2004         2003
                                                                   --------     --------     --------     -------     --------
Net Asset Value, Beginning of Year                                 $  21.69     $  21.71     $  22.05     $  22.78    $  22.78
                                                                   --------     --------     --------     --------    --------
From Investment Operations:
       Net investment income* (a)                                      0.78         0.78         0.77         0.69        0.81
       Net realized and unrealized gains (loss) on investments        (0.09)       (0.02)       (0.29)       (0.08)       0.07
                                                                   --------     --------     --------     --------    --------
Total from operations                                                  0.69         0.76         0.48         0.61        0.88
                                                                   --------     --------     --------     --------    --------
Less Distributions to Shareholders:
       From net investment income                                     (0.78)       (0.78)       (0.77)       (0.71)      (0.81)
       From net realized gains on investments                            --           --        (0.05)       (0.63)      (0.07)
                                                                   --------     --------     --------     --------    --------
Total distributions to shareholders                                   (0.78)       (0.78)       (0.82)       (1.34)      (0.88)
                                                                   --------     --------     --------     -------     --------
Net Asset Value, End of Year                                       $  21.60     $  21.69     $  21.71     $  22.05    $  22.78
                                                                   ========     ========     ========     ========    ========
Total Return (b)                                                       3.26%        3.58%        2.18%        2.76%       3.88%
Ratios/Supplemental data:
       Expenses (to average daily net assets)*                         0.45%        0.45%        0.45%        0.50%       0.65%
       Net Investment Income (to average daily net assets)*            3.63%        3.61%        3.50%        3.16%       3.58%
       Portfolio Turnover                                                10%          29%          35%          72%         42%
       Net Assets, End of Year (000's omitted)                     $201,480     $127,927     $109,314     $111,887    $ 70,505

------------
*      For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the
       Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waiver and reimbursement would have been:
       Net investment income per share (a)                         $   0.75     $   0.74     $   0.73      $  0.65    $   0.80
       Ratios (to average daily net assets):
            Expenses                                                   0.59%        0.63%        0.62%       0.68%        0.68%
            Net investment income                                      3.48%        3.43%        3.33%       2.97%        3.55%

(a)  Calculated using the average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to provide a high level of interest income exempt from federal income taxes, while seeking preservation of shareholders' capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in tax exempt municipal securities issued by states, territories, and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Tax-exempt bonds and notes are priced at market on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties, or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and then is valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of the trade date. Interest income is determined on the basis of coupon interest earned, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities and short-term securities with greater than sixty days to maturity. Dividend income is recorded on ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     C. Distributions to shareholders

     Distributions on shares of the Fund are declared daily from net investment income and distributed monthly. Distributions from capital gains, if any, are distributed annually by the Fund. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for capital loss carryovers.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                  Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuer

     Affiliated issuers are investment companies advised by Standish Mellon Asset Management Company LLC ("Standish Mellon"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157") FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions with Affiliates:

     The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and other extraordinary expenses) to 0.45% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this arrangement, for the year ended September 30, 2007, Standish Mellon voluntarily waived a portion of its investment advisory fee in the amount of $226,230. This arrangement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $10,606, for the year ended September 30, 2007.

     The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $122,378 for the year ended September 30, 2007.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $1,504 for the year ended September 30, 2007, which is included in miscellaneous expenses on the statement of operations. See Note 6 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,245, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of Standish or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of Standish Mellon, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $4,841, which is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $18,458 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of Standish, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                   Purchases            Sales
                                                  -----------        -----------
     Non-U.S. Government Securities               $85,987,797        $15,337,465
                                                  ===========        ===========

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                   For the              For the
                                                  Year Ended           Year Ended
                                              September 30, 2007   September 30, 2006
                                              ------------------   ------------------
     Shares sold                                   5,034,122          2,339,293
     Shares issued to shareholders in
       reinvestment of distributions                 235,626             161,970
     Shares redeemed                              (1,838,195)         (1,638,284)
                                                  ----------          ----------
     Net increase (decrease)                       3,431,553            (862,979)
                                                  ==========          ==========

     At September 30, 2007, two shareholders of record held in the aggregate 84% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund received $1,133 in redemption fees which is reflected in the cost of shares redeemed.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

                   Mellon Institutional Funds Investment Trust
                Standish Mellon Intermediate Tax Exempt Bond Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

         Cost for federal income tax purposes           $ 197,997,187
                                                        =============
         Gross unrealized appreciation                  $   1,729,255
         Gross unrealized depreciation                       (899,308)
                                                        -------------
         Net unrealized appreciation (depreciation)     $     829,947
                                                        =============
         Undistributed ordinary income                  $      74,464
         Undistributed capital gains                            4,915
                                                        -------------
         Total distributable earnings                   $      79,379
                                                        =============

     The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                                     2007               2006
                                                  ----------         ----------
         Tax-Exempt Income                        $5,751,629         $4,195,245
         Ordinary income                               2,834              3,375
                                                  ----------         ----------
         Total Distributions                      $5,754,463         $4,198,620
                                                  ==========         ==========

     At September 30, 2007, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

       Capital Loss
        Carry Over                                    Expiration Date
        ----------                                    ---------------
          $25,970                                       9/30/2013
          $86,973                                       9/30/2014
         $138,767                                       9/30/2015

     It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

(6)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.For the year ended September 30, 2007, the Fund had average borrowings outstanding of $533,000 for a total of twelve days and incurred $1,038 of interest expense, which is included in miscellaneous expenses on the statement of operations. At September 30, 2007, the Fund did not have an outstanding loan balance.

                   Mellon Institutional Funds Investment Trust
               Standish Mellon Intermediate Tax Exempt Bond Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of Standish Mellon Intermediate Tax Exempt Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish Mellon Intermediate Tax Exempt Bond Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                           Number of                      Trustee
                                                                    Principal            Portfolios in      Other       Remuneration
Name (Age)                                     Term of Office      Occupation(s)          Fund Complex  Directorships  (period ended
Address, and                 Position(s)       and Length of        During Past           Overseen by      Held by     September 30,
Date of Birth             Held with Trust       Time Served          5 Years                Trustee        Trustee          2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee           Trustee since   Chairman Emeritus,             25             None       Fund: $2,900
61 Meadowbrook Road                            11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                               ("DRI") (biotechnology
9/30/40                                                        research and consulting
                                                               firm); formerly Chairman
                                                               of the Board and Chief
                                                               Executive Officer, DRI
Benjamin M. Friedman (63)    Trustee           Trustee since   William Joseph Maier,          25             None       Fund: $2,900
c/o Harvard University                         9/13/1989       Professor of Political
Littauer Center 127                                            Economy, Harvard
Cambridge, MA 02138                                            University
8/5/44

John H. Hewitt (72)          Trustee           Trustee since   Trustee, Mertens               25             None       Fund: $2,900
P.O. Box 2333                                  11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee           Trustee since   Trustee, Essex Street          25             None       Fund: $3,019
c/o Essex Street Associates                    11/3/1986       Associates (family
P.O. Box 5600                                                  investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees


Name (Age)                                               Term of Office
Address, and                        Position(s)           and Length of         Principal Occupation(s)
Date of Birth                     Held with Trust         Time Served           During Past 5 Years
----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *          President, Chief     President and CEO      Senior Vice President and Head of Operations,
BNY Mellon Asset Management       Executive Officer    since 2007; Secretary  BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary        since 2003             Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President,      Vice President         Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;            BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer              Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              since 2002             Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **        Assistant Vice       Since 1996             First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President                                   Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                              Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                              Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)             Chief                Since 2005             First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                  Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                     Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

                                        MELLON INSTITUTIONAL FUNDS
                                        One Boston Place
                                        Boston, MA 02108-4408 800.221.4795
                                        www.melloninstitutionalfunds.com


                                                                      6933AR0907

                                        MELLON INSTITUTIONAL FUNDS




Annual Report                           The Boston Company
                                        International Core Equity Fund
-------------------------------------------------------------------------------
Year ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
-------------------------------------------------------------------------------

For the year ended September 30, 2007, The Boston Company International Core Equity Fund had a total return of 22.4% compared to a return of 24.9% for its benchmark, the MSCI EAFE Index. During this period, international stocks continued to post strong returns compared to their U.S. peers. Over the past five years, the MSCI EAFE Index has posted an annualized return of 23.6%, the MSCI Emerging Market Index return was up a remarkable 38.7%, while the S&P 500 return of 15.5% was well below such overseas markets. As the Fund's fiscal year came to a close, the U.S. sub-prime difficulties, which spread globally, were calming down as the U.S. Federal Reserve Board reduced interest rates. However, it is clear the problem has not gone away.

Although the returns for the 12-month period ended September 30, 2007 were strong, events around the world caused equity markets to be volatile. In the fourth quarter of 2006, as oil and gas prices fell and interest rates were inching down, the market returns were very positive. In the first quarter of 2007, a crackdown by the Chinese government on local investors borrowing to buy securities in their equity market caused a few days in which global markets tumbled. While world-wide markets were strong in April and May , returns in June trailed as inflation concerns heightened and defaults were increasing. The MSCI EAFE return for the quarter was 2.2%, however performance over the quarter was volatile. The major issues centered on the U.S. sub-prime exposure, widening bond spreads and a lack of liquidity in the credit markets. The credit tightening triggered quantitative models to perform in a perverse fashion as stocks that were unattractive on many valuation measures were being purchased by some large hedge funds to cover their short positions, thus pushing up prices of these unattractive stocks. Faced with the prospect of economic fallout and under intense political and market pressure, central bankers were compelled to expand liquidity. The Federal Reserve Board cut rates by fifty basis points and the market rallied.

The strong returns over the period were broad-based with all countries and sectors reporting positive returns. Finland was the best performing country with a 68% return while Japan was the laggard with a 7% return. The Materials sector was the best performing sector with a 56% return, as the growth in the emerging markets continues to fuel demand for materials as infrastructure expands. Healthcare was the weakest sector reporting a 4.6% return. Failures in tests, patent expirations and impeding lawsuits hurt the returns of global health care stocks.

Stock selection for the Fund was mixed for the twelve-month period ended September 30, 2007. Stock selection in Japan, Finland and Belgium was very strong with each attributing more than fifty basis points in excess of the relative return. Stock selection in the UK was weak, as the economy was hit particularly hard with the concerns related to the sub-prime credit crisis. The Fund's stock selection in the U.K. underperformed by 5.5% the benchmark return of 22.4% and was responsible for negative eighty basis points to the relative return.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                       Management Discussion and Analysis
-------------------------------------------------------------------------------

From the sector perspective, financials had the largest negative effect on the portfolio, again reflecting sub-prime contagion. The financial portfolio holdings were well diversified with attractive valuations, however companies exposed to mortgage underwriting reported that there would be writeoffs and earnings would be negatively affected. Financials underperformed the benchmark index by 6%. The Industrial sector was the best performer with a 54.7% return as compared to the benchmark's return of 38.3%. A significant story during the third quarter of 2007 was the "quant blowup" caused by major hedge funds liquidating positions in mid-August. From August 8 through August 10, stocks that were rated highly in our models underperformed and those that ranked poorly outperformed. During this time,factors such as valuation and momentum which have been strong indicators of positive alpha had negative attribution to the relative return. This had a negative effect on the portfolio.

Looking toward the future, while we believe that the sub-prime crisis has subsided, it is clear it has not gone away completely. Commodity prices remain firm with oil trading at an all time high of over $80a barrel. The threat of inflation is lurking, as U.S. GDP numbers are being lowered. That said, the reliance on the US for global growth is not as important as it has been in the past. The emerging markets and in particular the "BRIC"s (Brazil, Russia, India and China) continue to demand goods and services to address infrastructure needs. Europe is benefiting from intra regional exports and 40% of Japanese companies are trading below book value. Taken together, we believe that these facts support positive future returns. As always, we remain disciplined in our investment philosophy as we believe the best opportunity is through stock selection. The Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

William S. Patzer
Portfolio Manager
The Boston Company Asset Management, LLC

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       International Core Equity Fund and the MSCI EAFE Index (Unaudited)
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]


                       TBC
                 International Core
       PERIOD      Equity Fund        MSCI EAFE Index*
       9/30/97        100,000              100,000
      12/31/97         90,603               92,169
       3/31/98        110,089              105,728
       6/30/98        113,969              106,850
       9/30/98         97,076               91,662
      12/31/98        112,826              110,600
       3/31/99        110,472              112,139
       6/30/99        114,198              114,989
       9/30/99        117,713              120,035
      12/31/99        132,965              140,423
       3/31/00        131,790              140,276
       6/30/00        132,328              134,718
       9/30/00        126,039              123,851
      12/31/00        126,629              120,528
       3/31/01        116,138              104,007
       6/30/01        121,584              102,920
       9/30/01        106,623               88,511
      12/31/01        111,345               94,684
       3/31/02        114,873               95,604
       6/30/02        119,051               93,148
       9/30/02         99,403               74,766
      12/31/02        104,134               79,591
       3/31/03         99,206               73,054
       6/30/03        116,684               87,130
       9/30/03        127,473               94,212
      12/31/03        148,635              110,302
       3/31/04        158,464              115,088
       6/30/04        159,122              115,335
       9/30/04        161,938              115,015
      12/31/04        185,932              132,635
       3/31/05        188,813              132,415
       6/30/05        188,380              131,081
       9/30/05        212,360              144,682
      12/31/05        218,461              150,588
       3/31/06        241,403              164,736
       6/30/06        242,863              165,890
       9/30/06        252,575              172,405
      12/31/06        283,059              190,253
       3/31/07        291,570              198,008
       6/30/07        310,281              210,688
       9/30/07        309,072              215,273


Average Annual Total Returns
(for period ended 9/30/2007)

                                                                                                          Since
                                                                                                        Inception
                1 Year            3 Years                 5 Years                10 Years               12/8/1988
--------------------------------------------------------------------------------------------------------------------
Fund            22.37%            24.04%                  25.47%                 11.95%                 9.05%

 * Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                    Shareholder Expense Example (Unaudited)
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                             Expenses Paid
                                                 Beginning                       Ending                      During Period+
                                                Account Value                  Account Value                  April 1, 2007
                                               April 1, 2007                September 30, 2007            to September 30, 2007
------------------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                        $1,046.30                        $4.41
Hypothetical (5% return
per year before expenses)                      $1,000.00                        $1,020.76                        $4.36

--------------
 + Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
-------------------------------------------------------------------------------

                                                                                           Percentage of
Top Ten Holdings*                        Country                  Sector                   Investments
----------------------------------------------------------------------------------------------------------
Nestle SA                                Switzerland              Consumer Staples          2.1%
Royal Dutch Shell PLC                    United Kingdom           Energy                    1.9
BHP Billiton Ltd.                        Australia                Materials                 1.7
ING Groep NV CVA                         Netherlands              Financials                1.7
Xstrata PLC                              United Kingdom           Materials                 1.6
HBOS PLC                                 United Kingdom           Financials                1.6
Toyota Motor Corp.                       Japan                    Consumer Discretionary    1.5
Komatsu Ltd.                             Japan                    Industrials               1.5
Royal Bank of Scotland Group PLC         United Kingdom           Financials                1.5
E On AG                                  Germany                  Utilities                 1.5
                                                                                          ------
                                                                                           16.6%

 * Excludes short-term securities.

                                                Percentage of
Geographic Region Allocation*                   Investments
---------------------------------------------------------------
Europe ex U.K                                     52.3%
United Kingdom                                    20.9
Asia ex Japan                                      6.7
Japan                                             20.1
                                                 -----
                                                 100.0%

 * Excludes short-term securities.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------

                                                                                  Value ($)
Security                                                      Shares             (Note 1A)
------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--90.7%
Common Equities--88.5%
Australia--4.5%
AMP Ltd.                                                      678,530             6,346,424
ASX Ltd.                                                      210,300            10,030,837
BHP Billiton Ltd.                                             497,600            19,671,954
Coca-Cola Amatil Ltd.                                         549,690             4,390,154
Commonwealth Bank of Australia                                257,400            12,880,421
Seven Network Ltd.                                            325,400             3,782,756
                                                                                 57,102,546
Austria--0.6%
OMV AG                                                         55,800             3,726,301
Voestalpine AG                                                 46,800             4,044,250
                                                                                  7,770,551
Belgium--2.6%
Delhaize Group                                                 75,270             7,212,913
InBev NV                                                      184,400            16,713,382
KBC Groep NV                                                   59,200             8,144,764
                                                                                 32,071,059
Denmark--1.2%
Carlsberg AS                                                   47,100             6,435,756
Danske Bank AS                                                204,800             8,318,751
                                                                                 14,754,507
Finland--2.9%
KCI Konecranes Oyj                                            145,900             5,869,186
Metso Corp.                                                    56,900             3,919,033
Neste Oil Oyj                                                  98,600             3,609,294
Nokia Oyj                                                     402,800            15,313,312
Rautaruukki Oyj                                               127,900             7,749,556
                                                                                 36,460,381
France--8.8%
Air France-KLM                                                 95,400             3,505,761
BNP Paribas                                                   149,200            16,327,141
Bouygues SA                                                   123,270            10,633,115
Cap Gemini SA                                                  92,550             5,704,016
Lafarge SA                                                     20,040             3,104,895
Sanofi-Aventis SA                                             123,200            10,432,068
Scor SE                                                       139,550             3,739,178
Societe Generale                                               61,560            10,330,487
Suez SA                                                       133,000             7,832,875
Total SA                                                      158,620            12,897,475
Vinci SA                                                      129,400            10,110,092
Vivendi SA                                                    377,700            15,942,566
                                                                                110,559,669

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------

                                                                                  Value ($)
Security                                                Shares                    (Note 1A)
---------------------------------------------------------------------------------------------
Germany--6.5%
BASF AG                                                 63,780                    8,822,177
Bayerische Motoren Werke AG                             83,900                    5,411,381
Deutsche Bank AG                                        88,900                   11,457,599
E On AG                                                 90,570                   16,745,955
MAN AG                                                  62,100                    9,036,997
Merck KGaA                                              39,200                    4,729,072
MTU Aero Engines Holding AG                             63,300                    3,854,350
Salzgitter AG                                           16,270                    3,195,709
Siemens AG                                              49,680                    6,830,748
Thyssenkrupp AG                                        182,500                   11,622,542
                                                                                 81,706,530
Greece--0.7%
Coca-Cola Hellenic Bottling Co. S.A                     96,800                    5,590,490
National Bank of Greece S.A                             56,500                    3,601,434
                                                                                  9,191,924
Hong Kong--0.7%
Esprit Holdings Ltd.                                   203,300                    3,230,763
The Wharf(Holdings) Ltd.                             1,223,500                    6,014,064
                                                                                  9,244,827
Ireland--1.2%
Allied Irish Banks PLC (AIB)                           327,300                    7,934,407
CRH PLC                                                193,800                    7,696,593
                                                                                 15,631,000
Italy--3.0%
Banca Popolare di Milano Scarl (BPM)                   191,900                    2,835,008
Enel Spa                                               869,980                    9,850,296
Eni Spa                                                380,900                   14,116,817
Fiat Spa                                               114,500                    3,463,105
Prysmian Spa                                           120,820 (a)                3,444,064
UniCredito Italiano Spa                                451,900                    3,866,456
                                                                                 37,575,746
Japan--18.1%
Aisin Seiki Co Ltd.                                     99,800                    3,987,830
Canon, Inc.                                              9,350                      510,355
KDDI Corp.                                               1,116                    8,277,461
Kenedix, Inc.                                            4,566                    7,949,856
Komatsu Ltd.                                           508,100                   17,073,788
Makita Corp.                                           182,800                    8,020,475
Marubeni                                               566,800                    5,200,724
Mitsubishi Corp.                                       219,300                    6,949,177
Mitsubishi UFJ Lease & Finance Co.                     109,630                    3,636,200
Mitsui & Co., Ltd.                                     487,800                   11,847,845

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------

                                                                                   Value ($)
Security                                                Shares                     (Note 1A)
-----------------------------------------------------------------------------------------------
Japan (continued)
Mitsui OSK Lines Ltd.                                  565,400                    9,160,002
NEC Electronics Corp.                                  126,400 (a)                3,631,235
Nikon Corp.                                            295,300                   10,154,392
Nintendo Co., Ltd.                                      25,300                   13,170,889
Nippon Steel Corp.                                     844,500                    6,079,929
NTT Corp.                                                1,158                    5,413,476
Olympus Corp.                                          145,300                    5,970,367
Seven & I Holdings Co., Ltd.                           159,400                    4,100,522
Sony Corp.                                             223,900                   10,856,821
Sumco Corp.                                            181,000                    7,374,249
Sumitomo Electric Industries                           237,500                    3,783,625
Sumitomo Metal Industries Ltd.                       1,882,600                   10,980,604
Sumitomo Trust & Banking Co., Ltd.                     864,200                    6,537,737
Takeda Pharmaceutical Co., Ltd.                        176,500                   12,415,078
TDK Corp.                                               66,800                    5,861,792
The Chiba Bank Ltd.                                    753,000                    5,821,050
Tokyo Electron Ltd.                                     72,500                    4,594,759
Toyo Suisan Kaisha Ltd.                                194,200                    3,651,711
Toyota Motor Corp.                                     293,600                   17,329,224
Urban Corp.                                            473,300                    7,676,137
                                                                                228,017,310
Netherlands--3.6%
ASML Holding NV                                        229,600 (a)                7,612,273
Fugro NV                                                63,300                    5,138,832
ING Groep NV CVA                                       435,200                   19,319,129
Koninklijke DSM NV                                     133,200                    7,189,350
Royal KPN NV                                           317,000                    5,501,351
                                                                                 44,760,935
Norway--1.2%
DnB NOR ASA                                            331,500                    5,081,849
Orkla ASA                                              533,400                    9,521,645
                                                                                 14,603,494
Singapore--0.7%
DBS Group Holdings Ltd.                                648,300                    9,429,183

Spain--3.3%
ACS Actividades                                        169,400                    9,348,542
Banco Santander SA                                     449,000                    8,726,935
Mapfre SA                                              611,300                    2,763,333
Repsol YPF SA                                          148,400                    5,301,041
Telefonica SA                                          446,600                   12,501,397
Union Fenosa SA                                         57,100                    3,378,307
                                                                                 42,019,555

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------

                                                                                    Value ($)
Security                                                Shares                     (Note 1A)
------------------------------------------------------------------------------------------------------------
Sweden--2.5%
Nordea Bank AB                                         463,000                    8,073,617
Sandvik AB                                             286,800                    6,156,752
Skandinaviska Enskilda Banken AB                       372,900                   12,130,642
Svenska Cellulosa AB (SCA), Class B                    263,200                    4,914,489
                                                                                 31,275,500
Switzerland--7.4%
Baloise Holdings AG                                     50,810                    5,143,437
Credit Suisse Group                                    219,300                   14,567,234
Nestle SA                                               53,203                   23,910,947
Roche Holding AG                                        80,240                   14,555,868
Swiss Reinsurance                                      138,710                   12,360,769
The Swatch Group AG                                     28,060                    9,211,068
Zurich Financial Services AG                            45,690                   13,712,497
                                                                                 93,461,820
United Kingdom--19.0%
Aviva PLC                                              432,170                    6,506,586
BAE Systems PLC                                        416,000                    4,199,535
Barclays PLC                                           689,790                    8,402,710
Barratt Developments PLC                               225,990                    3,457,893
BP PLC                                               1,120,100                   13,002,994
British Airways PLC                                  1,095,700 (a)                8,590,027
BT Group PLC                                         1,662,600                   10,441,115
Charter PLC                                            256,160 (a)                6,198,931
Dairy Crest Group PLC                                  253,600                    3,263,027
Enterprise Inns PLC                                    446,400                    5,405,883
Firstgroup PLC                                         266,600                    3,754,783
GKN PLC                                                624,700                    4,523,718
Greene King PLC                                        345,100                    6,226,360
HBOS PLC                                               945,200                   17,681,868
International Power PLC                              1,792,100                   16,542,467
National Grid PLC                                      732,800                   11,752,283
Next PLC                                                85,450                    3,433,004
Prudential PLC                                         241,200                    3,707,891
Reckitt Benckiser PLC                                  105,300                    6,186,336
Royal Bank of Scotland Group PLC                     1,583,655                   17,007,505

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------

                                                                                Value ($)
Security                                              Shares                    (Note 1A)
----------------------------------------------------------------------------------------------
United Kingdom (continued)
Royal Dutch Shell PLC                                   66,900                    2,760,277
Royal Dutch Shell PLC                                  527,500                   21,710,566
SabMiller PLC                                          277,800                    7,910,286
Shire PLC                                              169,600                    4,166,674
SSL International PLC                                  395,800                    3,441,006
Tesco PLC                                              429,830                    3,862,151
Vodafone Group PLC                                   3,189,937                   11,517,217
WPP Group PLC                                          250,870                    3,397,249
Xstrata PLC                                            278,700                   18,494,327
                                                                                237,544,669
Total Common Equities (Cost $996,182,909)                                     1,113,181,206


PREFERRED STOCKS--1.8%
Germany
Fresenius SE                                         154,680                     12,036,706
Porsche AG                                             4,888                     10,383,847
Total Preferred Stocks (Cost $16,689,215)                                        22,420,553

SHORT-TERM INVESTMENTS--0.4% Rate       Maturity     Par Value
                            ------     ---------    ----------
U.S. Government--0.4%
U.S. Treasury Bill           3.90%     12/13/2007    4,800,000 (b,c)              4,761,000
(Cost $4,761,000)
TOTAL UNAFFILIATED INVESTMENTS (Cost $1,017,633,124)                          1,140,362,759

AFFILIATED INVESTMENTS--5.8%                           Shares
                                                      --------
Dreyfus Institutional Preferred Plus Money Market   73,360,303 (d)               73,360,303
                                                                              -------------
Fund (Cost $73,360,303)
TOTAL INVESTMENTS--96.5% (Cost $1,090,993,427)                                1,213,723,062
OTHER ASSETS, LESS LIABILITIES--3.5%                                             43,654,716
                                                                              -------------
NET ASSETS--100%                                                              1,257,377,778
                                                                              =============

Notes to Schedule of Investments:
a Non-income producing security.
b Denotes all or part of security segregated as collateral for futures transactions.
c Rate noted is yield to maturity.
d Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                  Schedule of Investments--September 30, 2007
-------------------------------------------------------------------------------
At September 30, 2007, the Fund held the following forward foreign currency exchange contracts:

                               Local                                                                       Unrealized
                               Principal            Contract        Value at           USD Amount        Appreciation
Contracts to Deliver           Amount              Value Date   September 30, 2007     to Receive        (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Australian Dollar             1,770,002            10/2/2007     $ 1,570,700        $ 1,568,955         $ (1,745)
British Pound                 4,227,964            10/1/2007       8,648,724          8,562,473          (86,251)
British Pound                 8,470,625            10/2/2007      17,327,510         17,269,910          (57,600)
Swiss Franc                   3,937,163            10/1/2007       3,383,314          3,362,223          (21,091)
Swiss Franc                   7,248,353            10/2/2007       6,228,713          6,203,657          (25,056)
Danish Krone                  3,189,165            10/1/2007         610,320            605,707           (4,613)
Danish Krone                 17,379,312            10/2/2007       3,325,930          3,316,093           (9,837)
Euro                         11,242,575            10/1/2007      16,031,912         15,925,108         (106,804)
Euro                         14,068,749            10/2/2007      20,062,036         20,004,354          (57,682)
Japanese Yen              1,017,641,970            10/1/2007       8,859,075          8,796,283         ( 62,792)
Japanese Yen              1,569,663,691            10/2/2007      13,664,697         13,653,999          (10,698)
Norwegian Krone               2,840,296            10/1/2007         526,497            519,031           (7,466)
Norwegian Krone               4,966,857            10/2/2007         920,692            915,280           (5,412)
Singapore Dollar                480,927            10/1/2007         323,835            322,748           (1,087)
Singapore Dollar                818,166            10/2/2007         550,916            551,585              669
Swedish Krona                 8,475,367            10/1/2007       1,316,030          1,300,042          (15,988)
Swedish Krona                57,161,643            10/2/2007       8,875,894          8,833,510          (42,384)
                                                                                                       ---------
                                                                                                       $(515,837)
                                                                                                       =========

At September 30, 2007 the Fund held the following futures contracts:

                                                                                                               Unrealized
                                                                                   Underlying Face             Appreciation
 Contract                                    Position          Expiration Date     Amount at Value             (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
MSCI Pan-Euro (2702 Contracts)                 Long              12/18/2007          $98,406,948                 $  (73,006)
TOPIX (243 Contracts)                          Long              12/31/2007           34,354,662                  1,316,593
                                                                                                                 ----------
                                                                                                                 $1,243,587
                                                                                                                 ==========

                                           Percentage of
Economic Sector Allocation                    Net Assets
-------------------------------------------------------------
Consumer Discretionary                        10.2%
Consumer Staples                               8.2
Energy                                         6.5
Financials                                    24.5
Health Care                                    5.4
Industrials                                   11.0
Information Technology                         5.1
Materials                                      9.0
Telecommunications Services                    5.1
Utilities                                      5.3
Short-term and Net other assets                9.7
                                             -----
                                             100.0%

The Fund is actively managed. Current holdings may be different than those presented above.


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                      Statement of Assets and Liabilities
                               September 30, 2007
-----------------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities:
      Unaffiliated issuers, at value (Note 1 A) (cost $1,017,633,124)                                        $1,140,362,759
      Affiliated issuers, at value (Note 1 A) (cost $73,360,303)                                                 73,360,303
   Cash                                                                                                           1,575,000
   Foreign Currency, at value (cost $17,662,960)                                                                 17,906,688
   Receivable for investments sold                                                                              131,872,289
   Interest and dividends receivable                                                                              6,869,293
   Receivable for Fund shares sold                                                                                1,381,422
   Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                                      669
   Prepaid expenses                                                                                                 173,299
                                                                                                             --------------
     Total assets                                                                                             1,373,501,722
Liabilities
   Payable for Fund shares redeemed                                                  $   91,157,229
   Payable for investments purchased                                                     23,301,739
   Unrealized depreciation on forward foreign currency exchange contracts (Note 6)          516,506
   Payable for variation margin on open futures contracts (Note 6)                           67,334
   Accrued administrative service fees (Note 2)                                             594,507
   Accrued accounting, administration, custody and transfer agent fees (Note 2)             378,097
   Accrued professional fees                                                                 75,347
   Accrued trustees' fees (Note 2)                                                           29,561
   Accrued chief compliance officer fee (Note 2)                                                388
   Other accrued expenses and liabilities                                                     3,236
                                                                                     --------------
     Total liabilities                                                                                          116,123,944
                                                                                                             --------------
Net Assets                                                                                                   $1,257,377,778
                                                                                                             ==============
Net Assets consist of:
   Paid-in capital                                                                                           $  914,640,766
   Accumulated net realized gain                                                                                217,253,773
   Undistributed net investment income                                                                              500,969
   Net unrealized appreciation                                                                                  124,982,270
                                                                                                             --------------
Total Net Assets                                                                                             $1,257,377,778
                                                                                                             ==============
Shares of beneficial interest outstanding                                                                        27,314,211
                                                                                                             ==============
Net Asset Value, offering and redemption price per share
 (Net Assets/Shares outstanding)                                                                             $        46.03
                                                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                             Statement of Operations
                     For the Year Ended September 30, 2007
-----------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
   Dividend income from affiliated investments (Note 1H)                                                           $ 29,653
   Dividend income from unaffiliated investments (net of foreign withholding taxes                                1,317,978
     $32,436)
   Interest income                                                                                                    4,641
   Allocated investment income from portfolio (Note 9)                                                           63,606,214
   Allocated expenses from portfolio (Note 9)                                                                   (17,664,258)
                                                                                                             --------------
     Net investment income                                                                                       47,294,228
Expenses
   Investment advisory fee (Note 2)                                                   $     307,355
   Accounting, administration, custody and transfer agent fees (Note 2)                     151,337
   Administrative service fees (Note 2)                                                   1,009,252
   Registration fees                                                                        241,933
   Trustees' fees (Note 2)                                                                    6,061
   Professional fees                                                                        143,065
   Insurance expense                                                                          5,481
   Miscellaneous expenses                                                                   177,772
                                                                                     --------------
     Total expenses                                                                       2,042,256
Deduct:
   Waiver of investment advisory fee (Note 2)                                               (92,386)
                                                                                     --------------
     Net expenses                                                                                                 1,949,870
                                                                                                             --------------
       Net investment income                                                                                     45,344,358
                                                                                                             --------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                         35,875,585
     Financial futures transactions                                                         194,213
     Foreign currency transactions and forward currency exchange transactions               291,995
     Allocation of realized gain (loss) from portfolio (Note 9)                         367,314,195
                                                                                     --------------
       Net realized gain (loss)                                                                                 403,675,988
     Change in unrealized appreciation (depreciation) on:
       Investments                                                                       (2,159,019)
       Financial futures contracts                                                          650,870
       Foreign currency translations and forward foreign currency exchange contracts        788,064
       Allocation of unrealized depreciation from portfolio (Note 9)                    (28,029,393)
                                                                                     --------------
         Net change in net unrealized appreciation (depreciation)                                               (28,749,478)
                                                                                                             --------------
     Net realized and unrealized gain (loss) on investments                                                     374,926,510
                                                                                                             --------------
Net Increase in Net Assets from Operations                                                                     $420,270,868
                                                                                                             ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                       Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      For the                   For the
                                                                                     Year Ended                Year Ended
                                                                                 September 30, 2007        September 30, 2006
Increase (Decrease) in Net Assets:
From Operations
   Net investment income (loss)                                                   $      45,344,358        $     21,200,780
   Net realized gain (loss)                                                             403,675,988              38,731,387
   Change in net unrealized appreciation (depreciation)                                 (28,749,478)            123,661,754
                                                                                  -----------------       -----------------
   Net increase (decrease) in net assets from investment operations                     420,270,868             183,593,921
Distributions to Shareholders (Note 1C)
   From net investment income                                                           (37,760,225)            (15,633,628)
   From net realized gains on investments                                               (55,518,833)            (17,704,234)
                                                                                  -----------------       -----------------
   Total distributions to shareholders                                                  (93,279,058)            (33,337,862)
                                                                                  -----------------       -----------------
Fund Share Transactions (Note 4)
   Net proceeds from sale of shares                                                     777,178,564           1,655,730,693
   Value of shares issued in reinvestment of distributions                               52,326,222              16,673,962
   Cost of shares redeemed (net of redemption fees of $75,412
     and $47,195, respectively)                                                      (1,914,206,731)            (94,637,359)
                                                                                  -----------------       -----------------
   Net increase (decrease) in net assets from Fund share transactions                (1,084,701,945)          1,577,767,296
                                                                                  -----------------       -----------------
Total Increase (Decrease) in Net Assets                                                (757,710,135)          1,728,023,355
Net Assets
   At beginning of year                                                               2,015,087,913             287,064,558
                                                                                  -----------------       -----------------
   At end of year (including undistributed net
      investment income of $500,969 and $6,180,167, respectively)                 $   1,257,377,778        $  2,015,087,913
                                                                                  =================       =================

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  Year Ended September 30,
                                                                ---------------------------------------------------------------
                                                                   2007           2006         2005         2004         2003
                                                                ---------      ----------    ---------    ---------    ---------
Net Asset Value, Beginning of Year                              $   39.01      $    34.34    $   27.03    $   21.62    $   17.10
                                                                ---------      ----------    ---------    ---------    ---------
From Investment Operations:
       Net investment income (loss)* (a)                             0.78            0.71         0.50          0.31        0.23
       Net realized and unrealized gain (loss) on investments        7.82            5.59         7.73          5.49        4.55
                                                                ---------      ----------    ---------    ---------    ---------
Total from operations                                                8.60            6.30         8.23         5.80         4.78
                                                                ---------      ----------    ---------    ---------    ---------
Less Distributions to Shareholders:
       From net investment income                                   (0.60)          (0.40)       (0.39)       (0.39)       (0.26)
       From net realized gains on investments                       (0.98)          (1.23)       (0.53)          --           --
                                                                ---------      ----------    ---------    ---------    ---------
Total distributions to shareholders                                 (1.58)          (1.63)       (0.92)       (0.39)       (0.26)
                                                                ---------      ----------    ---------    ---------    ---------
Net Asset Value, End of Year                                   $    46.03      $    39.01    $   34.34      $ 27.03    $   21.62
                                                                =========      ==========    =========    =========    =========
Total Return                                                        22.37%(b)       19.01%       31.06%       27.04%       28.23%(b)
Ratios/Supplemental data:
       Expenses (to average daily net assets)* (c)                   0.77%           0.88%        1.01%        1.12%        1.16%
       Net Investment Income (to average daily net assets)*          1.78%           1.91%        1.59%        1.22%        1.21%
       Portfolio Turnover (d)                                          83%             51%          58%          80%          17%
       Net Assets, End of Year (000's omitted)                 $1,257,378      $2,015,088     $287,065     $124,675    $ 77,727

--------------

*      The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:
       Net investment income per share (a)                        $  0.78         N/A           N/A         N/A       $  0.19
       Ratios (to average daily net assets):
         Expenses (c)                                                0.78%        N/A           N/A         N/A          1.34%
         Net investment income                                       1.77%        N/A           N/A         N/A          1.03%

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the TBC International Core Equity Portfolio's allocated expenses.
d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Core Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are represented in the MSCI Europe, Australia, Far East (EAFE) Index and Canada. The Fund may invest up to 25% of assets in emerging market countries. The Fund may also invest in equity index futures contracts based primarily on the indices of countries included in the EAFE Index and Canada.

     Prior to September 20, 2007, the Fund had invested substantially all of its investable assets in The Boston Company International Core Equity Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, the "Portfolio Trust", a New York trust. The Portfolio had investment objectives, policies, limitations and accounting policies substantially identical to those of the Fund. While investing in the Portfolio, the Fund earned its proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on its percentage ownership of the Portfolio's shares of beneficial interest. The Portfolio's Statement of Operations for the period October 1, 2006 through September 19, 2007 is included in Note 9. On September 19, 2007, the Fund, which owned 100% of the Portfolio on that date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed the Portfolio's stated liabilities in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") is calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

     If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Core Equity Fund

                          Notes to Financial Statements
-------------------------------------------------------------------------------

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Dividends representing a return of capital are reflected as a reduction of cost. Realized gains and losses from securities sold are recorded on the identified cost basis. Income, expenses and realized and unrealized gains and losses allocated from the Portfolio represent the Fund's proportionate share of those items earned by the Portfolio during the period October 1, 2006 through September 19, 2007.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Section 988 of the Internal Revenue Code ("Code") provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     On July 31, 2007, the Dreyfus Premier International Equity Fund ("Dreyfus Feeder") withdrew from the master feeder structure via a redemption-in-kind and received currency and securities with unrealized appreciation of $57,244,763 for the value of their interest in the Portfolio. The Fund realized no gain on this transaction. $40,597,582 of unrealized appreciation had been allocated to that feeder fund. The Fund increased paid in capital and decreased unrealized appreciation on investments by $16,647,181 to recognize this difference. This reclassification had no impact on the net assets or results of operations of the Fund.

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Foreign currency transactions

     The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     F. Foreign investment risk

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------


     G. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC. ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     I. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     Prior to September 20, 2007 the Fund did not directly incur any investment advisory, custody, administration and commitment fees, which were incurred by the Portfolio and allocated to the Fund based on its proportionate interest in the Portfolio. The following disclosures relating to these fees represent fees incurred by the Portfolio for the period prior to September 20, 2007, and by the Fund thereafter.

     The investment advisory fee paid to TBCAM for overall investment advisory, and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the first $500 million of the Fund's, and previously the Portfolio's, average daily net assets, 0.75% of the next $500 million, and 0.70% of the next $500 million, 0.60% of the next $500 million, and 0.50% on assets over $2 billion.

     For the period of September 1, 2007 through August 31, 2008, TBCAM has agreed to rebate 0.25% of its management fee to the Fund. This rebate will end on September 1, 2008, and on such date the Fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period. For the period October 1, 2006 through September 19, 2007, TBCAM rebated $125,843 of its investment advisory fees charged to the Portfolio. For the period September 20, 2007 through September 30, 2007, TBCAM rebated $92,386 of its investment advisory fees charged to the Fund.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $107,940, for the year ended September 30, 2007.

     The Trust, and previously the Portfolio Trust, entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio/Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $1,401,006 for the period October 1, 2006 to September 19, 2007 and $43,397 for the period September 20, 2007 to September 30, 2007.

     The Trust, and previously the Portfolio Trust, also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio/Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund was charged $47 for the period October 1, 2006 to September 19, 2007 and $0 for the period September 20, 2007 to September 30, 2007. See Note 7 for further details.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------

     The Trust, and previously the Portfolio Trust, entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of
     0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $14,389 for the period October 1, 2006 to September 19, 2007 and the fund was charged $370 for the period September 20, 2007 to September 30, 2007, which is included in miscellaneous expenses on the statement of operations. See Note 8 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,241, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $37,930, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $156,191 payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                   Purchases                                 Sales
                                                 --------------                         ---------------
Non-U.S. Government Securities                   $2,160,460,433                         $3,557,056,412
                                                 ==============                         ===============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                     For the                                   For the
                                                    Year Ended                               Year Ended
                                                September 30, 2007                       September 30, 2006
                                                --------------------                     --------------------
Shares sold                                         18,088,840                                45,334,340
Shares issued to shareholders in
reinvestment of distributions                        1,212,198                                   479,216
Shares redeemed                                    (43,638,985)                               (2,520,245)
                                                   -----------                                ----------
Net increase (decrease)                            (24,337,947)                               43,293,311
                                                   ===========                                ==========

At September 30, 2007, one shareholder of record held approximately 23.5% of the total outstanding shares of the Fund. Investment activities of this shareholder could have a material impact on the Fund.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund received $75,412 in redemption fees and is reflected in the cost of shares redeemed.


(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

             Cost for federal income tax purposes                    $1,096,857,918
                                                                     ==============
             Gross unrealized appreciation                           $  173,086,322
             Gross unrealized depreciation                              (36,820,393)
                                                                     --------------
             Net unrealized appreciation (depreciation)              $  136,265,929
                                                                     ==============
             Undistributed ordinary income                           $            0
             Undistributed capital gains                                223,118,045
                                                                     --------------
             Total distributable earnings                            $  223,118,045
                                                                     ==============

     The tax character of distributions paid during the fiscal year ended September 30, 2007 were as follows:

                                                      2007                  2006
                                                   -----------           -----------
             Ordinary income                       $55,585,861           $19,748,254
             Capital gains                          37,693,197            13,589,608
                                                   -----------           -----------
             Total distributions                   $93,279,058           $33,337,862
                                                   ===========           ===========

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

     Futures contracts

     The Fund, and previously the portfolio, may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------

     increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

     Forward Foreign Currency Exchange Contracts

     The Fund, and previously the Portfolio, may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

     At September 30, 2007, the Fund held forward foreign currency exchange contracts. See Schedule of Investments for further details.

(7)  Security Lending:

     The Fund, and previously the Portfolio, may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund, and previously the Portfolio, loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $392 of which $346 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund did not have securities out on loan.

(8)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, and previously the portfolios in the Portfolio Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.

     For the year ended September 30, 2007, the Fund and the Portfolio had average borrowings outstanding of $14,676,875 for a total of eight days and incurred $4,997 for the period October 1, 2006 to September 19, 2007 and $13,135 for the period September 20, 2007 to September 30, 2007, of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

                         Notes to Financial Statements
-------------------------------------------------------------------------------
(9)  Reorganization:

     Prior to September 19, 2007, the Fund had utilized a Master Feeder Fund structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Boston Company International Core Equity Portfolio. Effective after the close of business on September 19, 2007, the Fund withdrew its assets from the Portfolio by means of a redemption-in-kind and now the Fund invests directly in portfolio securities.

     Below is the Statement of Operations for The Boston Company International Core Equity Portfolio for the period from October 1, 2006 to September 19, 2007:

Investment Income (Note 1B)
   Dividend income from unaffiliated investments (net foreign withholding taxes $7,416,799)             $ 67,122,282
   Dividend income from affiliated investments                                                             2,254,837
   Interest income                                                                                           934,626
   Security lending income (Note 7)                                                                               47
                                                                                                        ------------
     Net investment income                                                                                70,311,792

Expenses
   Investment advisory fee (Note 2 )                                             $  18,023,988
   Accounting, administration and custody fees (Note 2)                              1,401,006
   Trustees' fees (Note 2)                                                             121,522
   Professional fees                                                                     3,167
   Insurance expense                                                                    37,330
   Miscellaneous expenses                                                               22,223
                                                                                 -------------
     Total expenses                                                                 19,609,236

Deduct:
   Waiver of investment advisory fee (Note 2)                                         (125,843)
                                                                                  ------------
     Net expenses                                                                                         19,483,393
                                                                                                        ------------
        Net investment income                                                                             50,828,399
                                                                                                        ------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
     Investments                                                                   391,895,359
     Financial futures contracts                                                   (11,541,383)
     Foreign currency transactions and forward currency exchange contracts           3,487,769
                                                                                  ------------
        Net realized gain (loss)                                                                         383,841,745
Change in unrealized appreciation (depreciation) on:
   Investments                                                                     (56,724,418)
   Financial futures contracts                                                         173,579
   Foreign currency translations and forward currency exchange contracts               444,213
                                                                                  ------------
     Net change in unrealized appreciation (depreciation)                                                (56,106,626)
                                                                                                        ------------
   Net realized and unrealized gain (loss) on investments                                                327,735,119
                                                                                                        ------------
Net Increase in Net Assets from Operations                                                              $378,563,518
                                                                                                        ============


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
               The Boston Company International Core Equity Fund

            Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

     To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Core Equity Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, New York
     November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                      Number of                     Trustee
                                                               Principal            Portfolios in      Other       Remuneration
Name (Age)                                  Term of Office   Occupation(s)          Fund Complex    Directorships (period ended
Address, and                 Position(s)    and Length of     During Past            Overseen by      Held by       September 30,
Date of Birth             Held with Trust   Time Served        5 Years                Trustee         Trustee          2007)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,           25           None          Fund: $500
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.                            Portfolio: $12,214
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI
Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,        25           None          Fund: $500
c/o Harvard University                      9/13/1989       Professor of Political                              Portfolio: $12,214
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44
John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens             25           None          Fund: $500
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)                               Portfolio: $12,214
New London, NH 03257
4/11/35
Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street        25           None          Fund: $500
c/o Essex Street Associates                 11/3/1986       Associates (family                                  Portfolio: $14,346
P.O. Box 5600 investment trust office) Beverly, MA 01915
11/14/43

Interested Trustees *

None*

*Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees


Name (Age)                                             Term of Office
Address, and                      Position(s)          and Length of                      Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served                          During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46)*           President, Chief     President and CEO        Senior Vice President and Head of Operations,
BNY Mellon Asset Management       Executive Officer    since 2007; Secretary    BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary        since 2003               Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President,      Vice President           Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;              BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer                Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              since 2002               Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)**         Assistant Vice       Since 1996               First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President                                     Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                                Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                                Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)             Chief                Since 2005               First Vice President, BNY Mellon Asset Management
BNY Mellon Asset Management       Compliance                                    and Chief Compliance Officer, Mellon Optima L/S
One Boston Place                  Officer                                       Strategy Fund, LLC; formerly Director, Blackrock,
Boston, MA 02108                                                                Inc.,Senior Vice President, State Street Research &
4/8/57                                                                          ManagementCompany ("SSRM"), and Vice President,SSRM

 * Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
 **Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
   Trust.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                        MELLON INSTITUTIONAL FUNDS
                                        One Boston Place
                                        Boston, MA 02108-4408
                                        800.221.4795
                                        www.melloninstitutionalfunds.com


                                                                6924AR0907

                                                    MELLON INSTITUTIONAL FUNDS




Annual Report                                       The Boston Company
                                                    International Small Cap Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

For the year ended September 30, 2007, The Boston Company International Small Cap Fund had a total return of 24.5% compared to a return of 26.8% for its benchmark, the S&P Citigroup World EMI ex-US Index. During this period, international stocks continued to post strong returns compared to their U.S. peers. Over the past five years, the S&P Citigroup World EMI ex-US Index has posted an annualized return of 29.6%, while the MSCI EAFE Index and the MSCI Emerging Market Index were up 23.6% and 38.7%, respectively. Meanwhile, the S&P 500 returned 15.5%, which was well below the overseas markets. As the Fund's fiscal year came to a close, the U.S. sub-prime difficulties which spread globally were calming down as the U.S. Federal Reserve Board reduced interest rates. However, it is clear the problem has not gone away.

Although the returns for the 12-month period ended September 30, 2007 were strong, events around the world caused equity markets to be volatile. In the fourth quarter of 2006, as oil and gas prices fell and interest rates were inching down, the market returns were very positive. In the first quarter of 2007, a crackdown by the Chinese government on local investors borrowing to buy securities in their equity market caused a few days in which global markets tumbled. While worldwide markets were strong in April and May, returns in June trailed as inflation concerns heightened and defaults were increasing. The S&P Citigroup World EMI ex-US Index returned -0.4% this past quarter, yet performance over the quarter was volatile. The major issues centered on the U.S. sub-prime exposure, widening bond spreads and a lack of liquidity in the credit markets. The credit tightening triggered quantitative models to perform in a perverse fashion as stocks that were unattractive on many valuation measures were being purchased by some large hedge funds to cover their short positions, thus pushing up prices of these unattractive stocks. Faced with the prospect of economic fallout and under intense political and market pressure, central bankers were compelled to expand liquidity. The Federal Reserve Board cut rates by fifty basis points and the market rallied.

The strong returns over the period were broad-based with all countries except one and all sectors reporting positive returns. South Korea and Slovenia were the best performing countries with returns of 78.7% and 173%, respectively. Japan, the only country with a negative return, was the weakest market in the benchmark with a -1.9% return. The Materials sector was the best performing sector with a 47% return, as growth in the emerging markets continues to fuel demand for materials as infrastructure expands. Information Technology was the weakest sector in the benchmark reporting a 16% return.

Stock selection for the Fund was mixed for the twelve month period ended September 30, 2007. Stock selection in both Switzerland and Finland was very strong. The Fund's stock selection in Switzerland, with a 51% return, outperformed the benchmark return of 32% by 19%. The Fund's stock selection in Finland, with an 83% return, outperformed the benchmark return of 51% by 32%. Stock selection in the UK was weak, as the country was hit particularly hard with concerns related to the sub-prime credit crisis. The Fund's stock selection in the UK underperformed by 4.7% the benchmark return of 18.8% and was responsible for negative eighty basis points to the relative return. Japan stock selection was also weak contributing a negative forty-seven basis points to the return.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

From the sector perspective, financials had the largest negative effect on the portfolio, again reflecting sub-prime contagion. The financial portfolio holdings were well diversified with attractive valuations, however companies exposed to mortgage underwriting reported that there would be writeoffs and earnings would be negatively affected. Financials underperformed the benchmark index by 5%. The Materials sector was the best performer with a 53.8% return as compared to the benchmark's return of 46.9%. A significant story during the third quarter of 2007 was the "quant blowup" caused by major hedge funds liquidating positions in mid-August. From August 8 through August 10, stocks that were rated highly in our models underperformed and those that ranked poorly outperformed. During this time, factors such as valuation and momentum which have been strong indicators of positive alpha had negative attribution to the relative return. This had a negative effect on the portfolio.

Looking toward the future, while we believe that the sub-prime crisis has subsided, it is clear it has not gone away completely. Commodity prices remain firm with oil trading at an all time high of over $80 a barrel. The threat of inflation is lurking, as U.S. GDP numbers are being lowered. That said, the reliance on the US for global growth is not as important as it has been in the past. The emerging markets and in particular the "BRIC"s (Brazil, Russia, India and China) continue to demand goods and services to address infrastructure needs. Europe is benefiting from intraregional exports and 40% of Japanese companies are trading below book value. Taken together, we believe that these facts support positive future returns. As always, we remain disciplined in our investment philosophy as we believe the best opportunity is through stock selection. The Fund will continue to seek to invest in stocks which combine better than peer-group business momentum and better than peer-group valuation characteristics. This is the time tested philosophy the Fund has followed since inception, and we believe this methodology will continue to produce attractive long-term results for shareholders.

William S. Patzer, CFA
Portfolio Manager
The Boston Company Asset Management, LLC

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company International Small Cap Fund and the S&P/CitiGroup EMI ex-US Index (Unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A LINE CHART]

                              TBC
   PERIOD          International Small Cap Fund*    S&P/CitiGroup EMI ex-US Index**
   9/30/97                  100,000                            100,000
  12/31/97                  86,676                              89,727
   3/31/98                  105,476                            105,167
   6/30/98                  107,599                            104,791
   9/30/98                  85,145                              88,920
  12/31/98                  95,417                             100,629
   3/31/99                  104,297                            102,072
   6/30/99                  119,189                            108,349
   9/30/99                  131,512                            113,873
  12/31/99                  134,667                            124,282
   3/31/00                  142,049                            126,797
   6/30/00                  146,573                            124,578
   9/30/00                  142,297                            118,017
  12/31/00                  140,148                            111,450
   3/31/01                  126,928                             99,575
   6/30/01                  135,983                            102,602
   9/30/01                  117,917                             86,792
  12/31/01                  126,589                             93,951
   3/31/02                  135,750                             99,599
   6/30/02                  145,755                            101,597
   9/30/02                  124,275                             83,697
  12/31/02                  128,190                             87,107
   3/31/03                  124,828                             83,093
   6/30/03                  149,623                            102,380
   9/30/03                  169,751                            115,853
  12/31/03                  196,861                            133,907
   3/31/04                  219,363                            146,516
   6/30/04                  222,907                            147,793
   9/30/04                  226,173                            147,891
  12/31/04                  262,234                            172,395
   3/31/05                  275,262                            178,844
   6/30/05                  277,835                            177,802
   9/30/05                  317,091                            197,386
  12/31/05                  341,702                            210,482
   3/31/06                  390,053                            235,991
   6/30/06                  385,452                            233,697
   9/30/06                  392,309                            241,738
  12/31/06                  446,257                            272,407
   3/31/07                  465,161                            290,603
   6/30/07                  491,171                            307,738
   9/30/07                  488,429                            306,567

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                                                Since
                                                                                              Inception
                1 Year            3 Years               5 Years            10 Years            1/2/1996*
--------------------------------------------------------------------------------------------------------
Fund            24.50%            29.26%                31.49%              17.19%              18.31%

*    Combined LP & MF Performance
**   Source: Citigroup Global Markets Inc.
Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                 Expenses Paid
                                               Beginning                  Ending                 During Period+
                                             Account Value              Account Value            April 1, 2007
                                             April 1, 2007           September 30, 2007      to September 30, 2007
------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                  $1,185.70                 $5.99
Hypothetical (5% return
  per year before expenses)                    $1,000.00                  $1,019.45                 $5.54

--------------
+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                      Percentage of
Top Ten Holdings*                    Country                     Sector                Investments
----------------------------------------------------------------------------------------------------
Inmet Mining Corp.                    Canada                  Materials                     1.5%
Hyundai Mipo Dockyard            South Korea                Industrials                     1.3
Actelion Ltd.                    Switzerland                 Heath Care                     1.2
Deutsche Boerse AG                   Germany                 Financials                     1.1
Rautaruukki Oyj                      Finland                  Materials                     1.1
Union Fenosa SA                        Spain                  Utilities                     1.1
Incitec Pivot Ltd.                 Australia                  Materials                     1.0
International Power PLC       United Kingdom                  Utilities                     0.9
The Swatch Group AG              Switzerland     Consumer Discretionary                     0.9
Charter PLC                   United Kingdom                Industrials                     0.9
                                                                                           ----
                                                                                           11.0%

*    Excluding short-term securities.

                                                         Percentage of
Geographic Region Allocation*                            Investments
--------------------------------------------------------------------------------
Europe ex U.K.                                               47.1%
United Kingdom                                               17.2
Asia ex Japan                                                13.1
Japan                                                        15.6
Americas ex U.S.                                              7.0
                                                             ----
                                                              100%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                            Value ($)
Security                                                                    Shares                          (Note 1A)
---------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--92.8%
COMMON EQUITIES--90.8%
Australia--4.5%
Babcock & Brown Ltd.                                                        134,960                         3,289,903
Challenger Financial Services Group Ltd.                                    713,800                         3,927,242
Cochlear Ltd.                                                                33,800                         2,338,342
Computershare Ltd.                                                          176,500                         1,455,057
Goodman Fielder Ltd.                                                      1,031,900                         2,362,527
Incitec Pivot Ltd.                                                           68,800                         5,222,484
Oxiana Ltd.                                                                 738,100                         2,541,361
Seven Network Ltd.                                                          205,352                         2,387,205
Sims Group Ltd.                                                              65,260                         1,869,390
                                                                                                           25,393,511
Austria--0.4%
Andritz AG                                                                   35,500                         2,452,684

Belgium--1.6%
Mobistar SA                                                                  29,900                         2,615,804
NV Union Miniere SA                                                          19,360                         4,626,995
Omega Pharma SA                                                              20,400                         1,789,060
                                                                                                            9,031,859
Canada--6.5%
Astral Media, Inc.                                                           77,500                         3,416,734
Axcan Pharma, Inc.                                                           91,500 (a)                     1,890,914
Canaccord Captial, Inc.                                                     105,900                         2,021,301
Canadian West Bank                                                           66,200                         1,897,325
Crescent Point Energy Trust                                                  81,700                         1,712,216
Gildan Activewear, Inc.                                                      93,300 (a)                     3,695,783
Inmet Mining Corp.                                                           80,400                         8,065,064
Martinrea International, Inc.                                               115,400 (a)                     1,984,453
Metro, Inc.                                                                  56,000                         1,971,038
Northbridge Financial Corp.                                                  42,000                         1,474,055
Sherritt International Corp.                                                281,300                         4,503,516
Trinidad Energy Services Income Trust                                       114,900                         1,503,267
WestJet Airlines Ltd.                                                       133,000 (a)                     2,308,508
                                                                                                           36,444,174
Denmark--0.7%
D/S Norden A/S                                                               17,100                         1,826,042
Sydbank A/S                                                                  46,000                         2,002,718
                                                                                                            3,828,760

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                            Value ($)
Security                                                                    Shares                          (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Finland--2.7%
Elisa Oyj                                                                    46,100                         1,433,101
KCI Konecranes Oyj                                                           79,800                         3,210,151
Nokian Renkaat Oyj                                                           65,200                         2,553,099
Rautaruukki Oyj                                                              94,900                         5,750,061
Wartsila Oyj                                                                 29,800                         2,041,875
                                                                                                           14,988,287
France--8.2%
Air France-KLM                                                               52,500                         1,929,271
Alstom                                                                       11,650                         2,368,501
Arkema                                                                       25,900 (a)                     1,577,426
Bourbon SA                                                                   23,350                         1,524,341
Business Objects SA                                                          38,000 (a)                     1,696,084
CNP Assurances                                                               35,040                         4,482,543
Compagnie Generale de Geophysique SA                                         13,700 (a)                     4,476,720
Compagnie Generale des Etablissements Michelin                               23,500                         3,159,417
Eramet                                                                        8,950                         3,259,594
Euler Hermes SA                                                              28,160                         3,753,396
Haulotte Group                                                               66,400                         2,504,455
Ipsen SA                                                                     43,100                         2,486,081
Ipsos                                                                        47,600                         1,774,320
Lagardere SCA                                                                25,690                         2,186,680
Neuf Cegetel                                                                 42,500 (a)                     1,859,967
Nexans SA                                                                    21,330                         3,508,553
Pierre & Vacances                                                            13,100                         1,817,809
SEB SA                                                                        9,700                         1,805,102
                                                                                                           46,170,260
Germany--6.7%
Aareal Bank AG                                                               68,400                         3,365,075
Deutsche Boerse AG                                                           43,040                         5,861,316
Hannover Rueckversicheru                                                     32,400                         1,643,881
Hypo Real Estate Holding AG                                                  65,990                         3,752,777
Lanxess                                                                      46,900                         2,225,746
MAN AG                                                                       29,200                         4,249,280
MTU Aero Engines Holding AG                                                  45,200                         2,752,237
Salzgitter AG                                                                21,700                         4,262,254
Software AG                                                                  30,360                         2,850,435
Stada Arzneimittel AG                                                        37,260                         2,429,761
Vivacon AG                                                                   98,000                         2,550,401
Wincor Nixdorf AG                                                            21,540                         1,781,530
                                                                                                           37,724,693
Greece--0.3%
Metka SA                                                                     70,710                         1,764,568

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                           Value ($)
Security                                                                 Shares                            (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Hong Kong--1.5%
CITIC International Financial Holdings Ltd.                               1,972,000                         1,578,331
Pacific Basin Shipping Ltd.                                                 658,000                         1,381,805
Wing Hang Bank Ltd.                                                         223,400                         2,569,931
Wing Lung Bank                                                              286,900                         2,973,698
                                                                                                            8,503,765
Ireland--0.7%
Grafton Group PLC                                                           172,570                         1,932,750
Greencore Group PLC                                                         289,500                         1,882,491
                                                                                                            3,815,241
Italy--3.7%
Azimut Holding SPA                                                          301,600                         4,644,881
Banca Popolare di Milano Scarl (BPM)                                        101,390                         1,497,871
Cementir SPA                                                                167,100                         1,689,438
Credito Emiliano SPA                                                        181,800                         2,493,954
Fondiaria-Sai SPA                                                            48,540                         2,279,350
Indesit Co. SPA                                                              73,200                         1,261,993
Marr SPA                                                                    139,800                         1,524,067
Milano Assicurazioni SPA                                                    280,450                         2,347,540
Pirelli & C Real Estate SPA                                                  22,600                         1,155,359
Recordati SPA                                                               240,440                         2,273,211
                                                                                                           21,167,664
Japan--14.5%
ABC-MART, Inc.                                                               80,100                         1,739,788
Ardepro Co., Ltd.                                                             8,230                         2,135,057
Asahi Pretec Corp.                                                           81,300                         2,654,087
Atrium Co., Ltd.                                                             63,100                         1,735,841
Chiyoda Integre Co., Ltd.                                                    45,900                           986,968
Chugoku Marine Paints Ltd.                                                  136,600                         1,770,675
Comsys Holdings Corp.                                                       152,100                         1,668,373
Dowa Holdings Co., Ltd.                                                     292,800                         3,708,749
Goldcrest Co., Ltd.                                                          39,390                         1,810,562
Hisamitsu Pharmaceutical Co., Ltd.                                           74,600                         2,026,221
Hitachi Construction Machinery Co., Ltd.                                     77,700                         3,104,753
Hitachi Kokusai Electric, Inc.                                              152,500                         1,905,088
Hogy Medical Co., Ltd.                                                       37,400                         1,761,417
Izumi Co. Ltdronics, Inc.                                                   145,300                         1,982,111
Joint Corp.                                                                  73,700                         1,969,696
K's Holdings Corp.                                                           78,900                         1,720,593
Kenedix, Inc.                                                                 1,840                         3,203,622
Kintetsu World Express, Inc.                                                 52,200                         1,785,897
Kyowa Exeo Corp.                                                            191,500                         2,008,858

The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                            Value ($)
Security                                                                   Shares                           (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Japan (continued)
Makino Milling Machine Co., Ltd.                                            169,400                         1,787,349
Makita Corp.                                                                 48,300                         2,119,196
Mitsumi Electric Co., Ltd.                                                   61,000                         2,490,555
Mori Seiki Co., Ltd.                                                         89,300                         2,308,880
Nihon Dempa Kogyo Co., Ltd.                                                  29,200                         1,820,075
Nippon Chemi-Con Corp.                                                      175,100                         1,551,770
Nippon Sheet Glass Co., Ltd.                                                264,000                         1,613,372
Nissin Kogyo Co., Ltd.                                                      121,300                         3,495,282
NSD Co., Ltd.                                                               162,800                         2,576,568
Sanyo Shokai Ltd.                                                           175,600                         1,291,739
Takeuchi MFG. Co., Ltd.                                                      47,300                         2,709,445
Toho Pharmaceutical Co., Ltd.                                               103,000                         1,770,915
Tokai Rika Co., Ltd.                                                        108,000                         3,008,618
Tosoh Corp.                                                                 466,000                         3,022,286
Toyo Suisan Kaisha Ltd.                                                     234,300                         4,405,746
Tsuruha Holdings, Inc.                                                       44,700                         1,494,281
Urban Corp.                                                                  99,000                         1,605,615
Yamaguchi Financial Group, Inc.                                             288,000                         3,008,618
                                                                                                           81,758,666
Luxembourg--0.4%
Oriflame Cosmetics SA SDR                                                    37,400                         2,270,679

Netherlands--4.3%
Aalberts Industries NV                                                      128,380                         3,060,928
ASM International NV                                                         67,200                         1,918,461
Core Laboratories NV                                                         16,500 (a)                     2,101,935
Fugro NV                                                                     51,200                         4,156,528
Imtech NV                                                                    22,200                         1,824,088
Koninklijke BAM Groep NV                                                     57,400                         1,529,821
Nutreco Holding NV                                                           51,690                         3,653,802
Sligro Food Group NV                                                         55,597                         2,531,453
TomTom NV                                                                    44,000 (a)                     3,420,175
                                                                                                           24,197,191
Norway--1.4%
Ementor ASA                                                                 323,000 (a)                     2,921,831
Tandberg ASA                                                                104,700                         2,518,180
TGS Nopec Geophysical Co. ASA                                               115,300 (a)                     2,361,698
                                                                                                            7,801,709
Portugal--0.3%
Banco BPI SA                                                                223,750                         1,882,498

Singapore--0.4%
Wing Tai Holdings Ltd.                                                      961,800                         2,499,864


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                            Value ($)
Security                                                                 Shares                             (Note 1A)
---------------------------------------------------------------------------------------------------------------------
South Korea--5.2%
Daegu Bank                                                                   66,070                         1,224,053
Daelim Industrial Co., Ltd.                                                  15,540                         2,879,036
Hite Brewery Co., Ltd.                                                       15,070                         2,108,383
Honam Petrochemical Corp.                                                    19,080                         3,149,065
Hyundai Mipo Dockyard                                                        19,080                         6,569,243
Jusung Engineering Co., Ltd.                                                104,900 (a)                     3,084,282
Korea Zinc Co., Ltd.                                                         23,460                         4,436,091
Pusan Bank                                                                  161,760                         2,970,344
Simm Tech Co., Ltd.                                                         241,900                         2,723,325
                                                                                                           29,143,822
Spain--4.0%
Banco Pastor SA                                                              61,600                         1,020,719
Bankinter SA                                                                135,600                         1,954,926
Bolsas y Mercados Espanoles                                                  43,800                         2,719,456
Fomento de Construcciones y Contratas SA                                     45,300                         3,665,925
Gestevision Telecinco SA                                                     55,900                         1,467,524
Obrascon Huarte Lain SA                                                      34,400                         1,288,169
Sol Melia SA                                                                 65,000                         1,224,435
Tubacex SA                                                                  226,330                         2,220,496
Union Fenosa SA                                                              95,040                         5,623,017
Viscofan SA                                                                  70,400                         1,642,387
                                                                                                           22,827,054
Sweden--1.3%
Alfa Laval AB                                                                41,200                         2,651,729
Getinge AB                                                                   72,200                         1,748,917
NCC AB                                                                       78,000                         1,956,026
Trelleborg AB                                                                50,800                         1,198,988
                                                                                                            7,555,660
Switzerland--5.0%
Actelion Ltd.                                                               110,900 (a)                     6,146,816
Galenica Holding AG                                                           4,780                         2,043,525
Georg Fischer AG                                                              4,200                         2,892,756
Holcim Ltd.                                                                  17,800                         1,967,071
Julius Baer Holding AG                                                       43,700                         3,268,957
Rieter Holding AG                                                             5,110                         2,766,435
Sika AG                                                                       1,694                         3,301,531
The Swatch Group AG                                                          14,250                         4,677,752
Vontobel Holding AG                                                          27,900                         1,430,124
                                                                                                           28,494,967
Ukraine--0.5%
Michael Page International PLC                                              353,500                         2,982,868

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                               Value ($)
Security                                                                Shares                                 (Note 1A)
-------------------------------------------------------------------------------------------------------------------------
United Kingdom--16.0%
Amlin PLC                                                                 357,400                               2,408,966
Antofagasta PLC                                                           107,200                               1,672,073
Barratt Developments PLC                                                  149,020                               2,280,168
Bellway PLC                                                                47,800                               1,008,109
Berkley Group Holdings PLC                                                 50,200                               1,472,562
BPP Holdings                                                              114,900                               1,438,441
British Airways PLC                                                       265,200 (a)                           2,079,105
Britvic PLC                                                               283,200                               1,871,184
Burren Energy PLC                                                         196,600                               3,378,186
Carphone Warehouse Group PLC                                              234,500                               1,671,731
Cattles PLC                                                               279,700                               1,996,819
Charter PLC                                                               192,810 (a)                           4,665,896
Cookson Group PLC                                                         212,300                               3,313,563
Croda International PLC                                                   152,200                               1,992,578
Daily Mail and General Trust PLC                                          166,400                               2,144,443
Dairy Crest Group PLC                                                     151,600                               1,950,611
Dana Petroleum PLC                                                         70,300 (a)                           1,671,022
DS Smith PLC                                                              376,270                               1,437,411
Enterprise Inns PLC                                                       172,500                               2,088,967
Firstgroup PLC                                                            142,800                               2,011,189
Galliford Try PLC                                                         548,600                               1,649,658
GKN PLC                                                                   330,900                               2,396,187
Greene King PLC                                                            82,100                               1,481,264
Halfords Group PLC                                                        204,100                               1,480,062
Inchcape PLC                                                              292,200                               2,516,419
Informa PLC                                                               274,900                               2,814,489
International Power PLC                                                   532,700                               4,917,231
Interserve PLC                                                            184,500                               1,794,600
Invensys PLC                                                              346,810 (a)                           2,201,021
John Wood Group PLC                                                       453,500                               3,675,930
Kelda Group PLC                                                            88,567                               1,561,707
Kier Group PLC                                                             49,010                               1,831,656
Mcbride PLC                                                               527,200                               1,876,486
Morgan Crucible Co. PLC                                                   316,810                               1,921,517
Morgan Sindall PLC                                                         59,600                               1,908,013
N Brown Group PLC                                                         234,133                               1,302,725
Petrofac Ltd.                                                             298,000                               2,801,061
Regus Group PLC                                                           688,500                               1,732,327
Restaurant Group PLC                                                      301,214                               1,665,182
Savills PLC                                                               222,300                               1,670,021


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                               Value ($)
Security                                                                                        Shares          (Note 1A)
-------------------------------------------------------------------------------------------------------------------------
United Kingdom (continued)
Speedy Hire PLC                                                                                  75,330         1,668,849
Sthree PLC                                                                                      185,100         1,109,417
Thomas Cook Group PLC                                                                           255,590         1,456,095
                                                                                                               89,984,941
TOTAL COMMON EQUITIES (Cost $428,684,904)                                                                     512,685,385
PREFFERED STOCKS--1.8%
Germany--1.8%
Fresenius AG                                                                                     50,300         3,914,186
Fuchs Petrolub AG                                                                                24,900         2,298,039
Hugo Boss AG                                                                                     35,000         2,374,219
ProSiebenSat.1 Media AG                                                                          51,100         1,606,024
TOTAL PREFERRED STOCKS (Cost $7,483,309)                                                                       10,192,468

SHORT-TERM INVESTMENTS--0.2%                                     Rate            Maturity     Par Value
U.S. Government--.2%                                             ----            --------     ---------
U.S. Treasury Bill (Cost $1,388,625)                            3.90%           12/13/2007    1,400,000 (b,c)   1,388,625
TOTAL UNAFFILIATED INVESTMENTS (Cost $437,556,838)                                                            524,266,478

AFFILIATED INVESTMENTS--0.3%                                                                   Shares
Dreyfus Institutional Preferred Plus Money Market Fund                                       ----------
  (Cost $1,633,445)                                                                           1,633,445 (d)     1,633,445
                                                                                                              -----------
TOTAL INVESTMENTS--93.1% (Cost $439,190,283)                                                                  525,899,923

OTHER ASSETS, LESS LIABILITIES--6.9%                                                                           38,795,923
                                                                                                              -----------
NET ASSETS--100%                                                                                              564,695,846
                                                                                                              ===========

Notes to Schedule of Investments:
a    Non-income producing security.
b Denotes all or part of security segretated as collateral for futures transactions.
c    Rate noted is yield to maturity.
d    Affiliated institutional money market fund.

At September 30, 2007 the Fund held the following forward foreign currency exchange contracts:

                                 Local
                                Principal                Contract        Value at             USD Amount         Unrealized
Contracts to Receive             Amount                 Value Date   September 30, 2007       to Deliver        Appreciation
----------------------------------------------------------------------------------------------------------------------------
Euro                             1,649,421               10/1/2007       $2,352,074           $2,336,405          $15,669
                                                                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                  Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                               Local                                                                              Unrealized
                              Principal                 Contract            Value at           USD Amount        Appreciation
Contracts to Deliver           Amount                  Value Date     September 30, 2007       to Receive        (Depreciation)
-------------------------------------------------------------------------------------------------------------------------------
Australian Dollar            1,387,534                 10/2/2007          $1,231,298            $1,229,930         $   1,368)
British Pound                  616,924                 10/1/2007           1,261,980             1,249,394           (12,586)
British Pound                2,988,573                 10/2/2007           6,113,425             6,093,103           (20,322)
Canadian Dollar              2,236,682                 10/2/2007           2,249,278             2,250,862             1,584
Danish Krone                 1,217,378                 10/2/2007             232,973               232,284              (689)
Euro                         6,745,294                 10/2/2007           9,618,789             9,591,134           (27,655)
Japanese Yen               405,383,880                 10/1/2007           3,529,067             3,504,053           (25,014)
Japanese Yen               526,461,720                 10/2/2007           4,583,109             4,579,521            (3,588)
Norwegian Krone              2,649,051                 10/2/2007             491,047               488,160            (2,887)
Singapore Dollar               234,957                 10/2/2007             158,210               158,402               192
South Korea Won          2,907,334,459                 10/1/2007           3,177,762             3,172,883            (4,879)
Swedish Krona                3,905,138                 10/2/2007             606,379               603,483            (2,896)
Swiss Franc                  2,001,171                 10/2/2007           1,719,662             1,712,745            (6,917)
                                                                                                                   ---------
                                                                                                                   $(107,025)
                                                                                                                   =========

      At September 30, 2007 the Fund held the following futures contracts:

                                                                                     Underlying Face         Unrealized
Contract                                 Position             Expiration Date        Amount at Value        Appreciation
------------------------------------------------------------------------------------------------------------------------
MSCI Pan-Euro (1501 Contracts)            Long                  12/18/2007             54,666,480             $126,356
Topix (100 Contracts)                     Long                  12/31/2007             14,137,721              604,560
                                                                                                              --------
                                                                                                              $730,916
                                                                                                              ========

                                           Percentage of
Economic Sector Allocation                  Net Assets
--------------------------------------------------------
Consumer Discretionary                        15.8%
Consumer Staples                               5.6
Energy                                         5.2
Financials                                    17.7
Health Care                                    5.8
Industrials                                   20.0
Information Technology                         5.5
Materials                                     13.5
Telecommunication Services                     1.1
Utilities                                      2.1
Short-term and Other Assets                    7.7
                                             -----
                                             100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                      Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investments in securities:
    Unaffiliated issuers, at value (Note 1A) (cost $437,556,838)                                              $524,266,478
    Afffiliated issuers, at value (Note 1A) (cost $1,633,445) (Note 1H)                                          1,633,445
  Cash Collateral at broker for futures contracts                                                                2,790,000
  Receivable for investments sold                                                                               42,431,770
  Interest and dividends receivable                                                                              1,643,908
  Foreign Currency (cost $1,146,134)                                                                             1,254,822
  Receivable for Fund shares sold                                                                                   83,670
  Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                                   17,445
  Prepaid expenses                                                                                                  27,452
                                                                                                              ------------
  Total assets                                                                                                 574,148,990
Liabilities
  Payable for investments purchased                                                    $  5,818,462
  Payable for Fund shares redeemed                                                        3,172,222
  Unrealized depreciation on forward foreign currency exchange contracts (Note 6)           108,801
  Payable for variation margin on open futures contracts (Note 6)                            28,941
  Accrued accounting, administration, custody and transfer agent fees (Note 2)              185,537
  Accrued administrative service fees (Note 2)                                               56,002
  Accrued professional fees                                                                  59,003
  Accrued trustees' fees (Note 2)                                                            14,396
  Accrued chief compliance officer fee (Note 2)                                                 367
  Accrued shareholders reporting expense (Note2)                                              7,280
  Other accrued expenses and liabilities                                                      7,012
                                                                                        -----------
  Total liabilities                                                                                              9,458,023
                                                                                                              ------------
Net Assets                                                                                                    $564,690,967
                                                                                                              ============
Net Assets consist of:
  Paid-in capital                                                                                             $298,595,817
  Accumulated net realized gain                                                                                179,279,267
  Distributions in excess of net investment income                                                              (1,042,463)
  Net unrealized appreciation                                                                                   87,858,346
                                                                                                              ------------
Total Net Assets                                                                                              $564,690,967
                                                                                                              ============
Shares of beneficial interest outstanding                                                                       21,129,396
                                                                                                              ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                             $      26.73
                                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                      Statement of Operations For the Year
                            Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments (net foreign withholding taxes $42,530)                         $    647,159
  Dividend income from affiliated investments (Note 1H)                                                               18,137
  Interest income                                                                                                      1,269
  Allocated investment income from portfolio (Note 9)                                                             14,108,960
  Allocated expenses from portfolio (Note 9)                                                                      (8,623,752)
                                                                                                                ------------
                                                                                                                   6,151,773
Expenses
  Investment advisory fee (Note 2)                                                  $    178,854
  Accounting, administration, custody and transfer agent fees (Note 2)                    67,434
  Administrative service fees (Note 2)                                                   116,109
  Trustees' fees (Note 2)                                                                  3,958
  Registration fees                                                                       49,086
  Professional fees                                                                       85,185
  Insurance expense                                                                        3,349
  Miscellaneous expenses                                                                  68,295
                                                                                    ------------
    Total expenses                                                                       572,270
Deduct:
  Waiver of investment advisory fee (Note 2)                                             (29,167)
                                                                                    ------------
    Net expenses                                                                                                     543,103
                                                                                                                ------------
      Net investment income                                                                                        5,608,670
                                                                                                                ------------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                       21,353,186
    Financial futures transactions                                                       411,930
    Foreign currency transactions and forward foreign currency exchange transactions     257,462
    Allocation of realized gain from portfolio (Note 9)                              214,179,162
      Net realized gain (loss)                                                      ------------                 236,201,740
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                       (5,461,681)
    Financial futures contracts                                                          156,049
    Foreign currency translations and forward foreign currency exchange contracts        141,616
    Allocation of unrealized depreciation from portfolio (Note 9)                    (69,417,596)
                                                                                    ------------
      Net change in net unrealized appreciation (depreciation)                                                   (74,581,612)
                                                                                                                ------------
  Net realized and unrealized gain (loss) on investments                                                         161,620,128
                                                                                                                ------------
Net Increase in Net Assets from Operations                                                                      $167,228,798
                                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the                      For the
                                                                             Year Ended                   Year Ended
                                                                         September 30, 2007           September 30, 2006
                                                                         ------------------           ------------------
Increase (Decrease) in Net Assets:
From Operations
  Net investment income (loss)                                             $   5,608,670                $   5,296,981
  Net realized gain (loss)                                                   236,201,740                   61,512,475
  Change in net unrealized appreciation (depreciation)                       (74,581,612)                  63,997,049
                                                                           -------------                -------------
  Net increase (decrease) in net assets from investment operations           167,228,798                  130,806,505
                                                                           -------------                -------------

Distributions to Shareholders (Note 1 C)
  From net investment income                                                  (6,095,758)                  (5,719,295)
  From net realized gains on investments                                     (85,487,253)                 (33,657,881)
                                                                           -------------                -------------
  Total distributions to shareholders                                        (91,583,011)                 (39,377,176)
                                                                           -------------                -------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                            82,897,738                  225,167,277
  Value of shares issued in reinvestment of distributions                     59,663,488                   25,672,328
  Cost of shares redeemed (net of redemption fees
    of $7,754 and $24,385, respectively)                                    (412,206,585)                (108,488,250)
                                                                           -------------                -------------
  Net increase (decrease) in net assets from Fund share transactions        (269,645,359)                 142,351,355
                                                                           -------------                -------------

Total Increase (Decrease) in Net Assets                                     (193,999,572)                 233,780,684
Net Assets
  At beginning of year                                                       758,690,539                  524,909,855
                                                                           -------------                -------------
  At end of year [including distributions in excess of net investment
    income of ($1,042,463) and ($53,607), respectively]                    $ 564,690,967                $ 758,690,539
                                                                           =============                =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                 Year Ended September 30,
                                                            --------------------------------------------------------------
                                                              2007            2006         2005        2004         2003
                                                            --------        --------     --------     --------     -------
Net Asset Value, Beginning of Year                          $  24.03        $  20.84     $  15.93     $  12.05     $  8.91
                                                            --------        --------     --------     --------     -------
From Investment Operations:
  Net investment income* (a)                                    0.13            0.18         0.23         0.14        0.10
  Net realized and unrealized gains (loss) on investments       5.48            4.52         5.86         3.86        3.13
                                                            --------        --------     --------     --------     -------
Total from operations                                           5.61            4.70         6.09         4.00        3.23
                                                            --------        --------     --------     --------     -------
Less Distributions to Shareholders:
  From net investment income                                   (0.19)          (0.19)       (0.17)       (0.12)      (0.09)
  From net realized gains on investments                       (2.72)          (1.32)       (1.01)          --          --
                                                            --------        --------     --------     --------     -------
Total distributions to shareholders                            (2.91)          (1.51)       (1.18)       (0.12)      (0.09)
                                                            --------        --------     --------     --------     -------
Net Asset Value, End of Year                                $  26.73        $  24.03     $  20.84     $  15.93     $ 12.05
                                                            ========        ========     ========     ========     =======
Total Return                                                   24.50%(b)       23.72%       40.20%       33.35%      36.47%(b)
Ratios/Supplemental data:
  Expenses (to average daily net assets) * (c)                  1.10%           1.11%        1.16%        1.27%       1.39%
  Net Investment Income (to average daily net assets)*          0.68%           0.79%        1.26%        0.99%       1.01%
  Portfolio Turnover (d)                                          88%             65%          50%          72%         15%(e)
  Net Assets, End of Year (000's omitted)                   $564,691        $758,691     $524,910     $212,032     $89,570

----------------
*    The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimburse the
     Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

     Net investment income per share (a)                       $0.13             N/A          N/A          N/A       $0.08
     Ratios (to average daily net assets):
       Expenses (c)                                             1.12%            N/A          N/A          N/A        1.65%
       Net investment income                                    0.66%            N/A          N/A          N/A        0.75%

(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the TBC International Small Cap Portfolio's allocated expenses.
(d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2004-2006 are the ratios for the Portfolio.
(e) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The Portfolio turnover for the period January 24, 2003 to September 30, 2003 was 46%.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the S&P Citigroup World Extended Market Ex.-U.S. (EMI Ex-U.S.) Index. The EMI Ex-U.S. Index is made up of those companies representing the lowest 20% of each country's total available market capitalization. The Fund may invest up to 25% of assets in emerging market countries.

     Prior to September 20, 2007, the Fund had invested substantially all of its investable assets in The Boston Company International Small Cap Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, the "Portfolio Trust", a New York trust. The Portfolio had investment objectives, policies, limitations and accounting policies substantially identical to those of the Fund. While investing in the Portfolio, the Fund earned its proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on its percentage ownership of the Portfolio's shares of beneficial interest. The Portfolio's Statement of Operations for the period October 1, 2006 through September 19, 2007 is included in Note 9. On September 19, 2007, the Fund, which owned 100% of the Portfolio on that date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed the Portfolio's stated liabilities in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") is calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

     If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Dividends representing a return of capital are reflected as a reduction of cost. Realized gains and losses from securities sold are recorded on the identified cost basis. Income, expenses and realized and unrealized gains and losses allocated from the Portfolio represent the Fund's proportionate share of those items earned by the Portfolio during the period October 1, 2006 through September 19, 2007.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales, passive foreign investment companies (PFIC) and equalization.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     Section 988 of the Internal Revenue Code ("Code") provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

     On July 31, 2007, the Dreyfus Premier International Small Cap Fund ("Dreyfus Feeder") withdrew from the master feeder structure via a redemption-in-kind and received currency and securities with unrealized appreciation of $79,724,556 for the value of their interest in the Portfolio. The Fund realized no gain on this transaction. $59,333,708 of unrealized appreciation had been allocated to that feeder fund. The Fund increased paid in capital and decreased unrealized appreciation on investments by $20,390,848 to recognize this difference. This reclassification had no impact on the net assets or results of operations of the Fund.

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds. E. Foreign currency transactions The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     F. Foreign investment risk

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     G. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     H. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     I. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     Prior to September 20, 2007 the Fund did not directly incur any investment advisory, custody, administration and commitment fees, which were incurred by the Portfolio and allocated to the Fund based on its proportionate interest in the Portfolio. The following disclosures relating to these fees represent fees incurred by the Portfolio for the period prior to September 20, 2007, and by the Fund thereafter.

     The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

     For the period of September 1, 2007 through August 31, 2008, TBCAM has agreed to rebate 0.25% of its management fee to the Fund. This rebate will end on September 1, 2008, and on such date the Fund's contractual advisory fee will again be in effect. This rebate will not change any existing voluntary total expense limitation arrangements that are in effect, as TBCAM will continue its commitment to maintain such total expense limitations during this rebate period. For the period October 1, 2006 through September 19, 2007, TBCAM rebated $103,350 of its investment advisory fees charged to the Portfolio. For the period September 20, 2007 through September 30, 2007, TBCAM rebated $29,167 of its investment advisory fees charged to the Fund.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $45,781, for the year ended September 30, 2007.

     The Trust, and previously the Portfolio Trust, entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio/Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $697,943 for the period October 1, 2006 to September 19, 2007 and $21,653 for the period September 20, 2007 to September 30, 2007.

     The Trust, and previously the Portfolio Trust, also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio/Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned 110,671 for the period October 1, 2006 to September 19, 2007 and $0 for the period September 20, 2007 to September 30, 2007. See Note 7 for further details.

     The Trust, and previously the Portfolio Trust, entered into two separate agreements with The Bank of New York that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

     participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $8,904 for the period October 1, 2006 to September 19, 2007 and $287 for the period September 20, 2007 to September 30, 2007, which is included in miscellaneous expenses on the statement of operations. See Note 8 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,255, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $12,684, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $107,882 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                                     Purchases          Sales
                                                                  -------------     --------------
Non-U.S. Government Securities                                    $ 959,625,642     $1,678,420,187
                                                                  =============     ==============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                       For the                      For the
                                                      Year Ended                   Year Ended
                                                  September 30, 2007           September 30, 2006
                                                  ------------------           ------------------
Shares sold                                             3,243,701                   9,977,957
Shares issued to shareholders in reinvestment of        2,442,525                   1,232,495
distributions                                         (16,126,541)                 (4,831,166)
                                                      -----------                  ----------
Shares redeemed                                       (10,440,315)                  6,379,286
Net increase (decrease)                               ===========                   =========

     At September 30, 2007, four shareholders of record, in the aggregate, held approximately 47.7% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund received $7,754 in redemption fees and is reflected in the cost of shares redeemed.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

                      Cost for federal income tax purposes                     $442,963,380
                                                                               ============
                      Gross unrealized appreciation                            $127,590,141
                      Gross unrealized depreciation                             (23,023,185)
                                                                               ------------
                      Net unrealized appreciation (depreciation)               $104,566,956
                                                                               ============
                      Undistributed ordinary income                            $          0
                      Undistributed capital gains                               181,925,976
                                                                               ------------
                      Total distributable earnings                             $181,925,976
                                                                               ============

     The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                                                                    2007                   2006
                                                                               ------------            ------------
                      Ordinary income                                           $ 7,794,858            $14,680,095
                      Capital gains                                              83,788,153             24,697,081
                                                                               ------------            -----------
                      Total distributions                                       $91,583,011            $39,377,176
                                                                               ============            ============

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

     Futures contracts

     The Fund, and previously the Portfolio, may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

                         Notes to Financial Statements

--------------------------------------------------------------------------------

     Forward Foreign Currency Exchange Contracts

     The Fund, and previously the Portfolio, may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities.

     At September 30, 2007, the Fund held forward foreign currency exchange contracts. See Schedule of Investments for further details.

(7)  Security Lending:

     The Fund, and previously the Portfolio, may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund, and previously the Portfolio, loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $129,601 of which $18,930 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund did not have any securities out on loan.

(8)  Line of Credit:

     On behalf of the Fund and other funds in the Trust, and previously the Portfolios in the Portfolio Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2007, the Fund had average borrowings outstanding of $10,974,467 for a total of fifteen days and incurred interest expense of $26,806 for the period October 1, 2006 to September 19, 2007 and $10 for the period September 20, 2007 to September 30, 2007. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
                The Boston Company International Small Cap Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(9)  Reorganization:

     Prior to September 19, 2007, the Fund had utilized a Master Feeder Fund structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Boston Company International Small Cap Portfolio. Effective after the close of business on September 19, 2007, the Fund withdrew its assets from the Portfolio by means of a redemption-in-kind and now the Fund invests directly in portfolio securities.

     Below is the Statement of Operations for The Boston Company International Small Cap Portfolio for the period October 1, 2006 to September 19, 2007:

Investment Income (Note 1B)
  Dividend income from Unaffiliated investments                                                           $  18,908,869
  Dividend income from Affiliated investments                                                                   756,109
  Interest income                                                                                               149,085
  Security lending income (Note 7)                                                                              110,671
                                                                                                          -------------
    Net investment income                                                                                    19,924,734
Expenses
  Investment advisory fee (Note 2)                                                 $ 11,328,812
  Accounting, administration and custody fees (Note 2)                                  697,943
  Trustees' fees (Note 2)                                                                62,482
  Insurance expense                                                                      21,353
  Miscellaneous expenses                                                                 15,848
                                                                                   ------------
    Total expenses                                                                   12,126,438
Deduct:
  Waiver of investment advisory fee (Note 2)                                           (103,350)
                                                                                   ------------
    Net expenses                                                                                             12,023,088
                                                                                                          -------------
      Net investment income                                                                                   7,901,646
                                                                                                          -------------
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
  Investments                                                                       275,894,656
  Financial futures transactions                                                         19,954
  Foreign currency transactions and forward foreign currency exchange transactions     (465,473)
                                                                                   ------------

    Net realized gain                                                                                       275,449,137
Change in unrealized appreciation (depreciation) on:
  Investments                                                                      (130,633,931)
  Financial futures transactions                                                        574,867
  Foreign currency translations and forward foreign currency exchange contracts         270,065
                                                                                   ------------
    Net change in net unrealized appreciation (depreciation)                                               (129,788,999)
                                                                                                          -------------
  Net realized and unrealized gain (loss) on investments                                                    145,660,138
                                                                                                          -------------
Net Increase in Net Assets from Operations                                                                $ 153,561,784
                                                                                                          =============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                 The Boston Company International Small Cap Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Trust and Shareholders of The Boston Company International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of                      Trustee
                                                              Principal              Portfolios in       Other       Remuneration
Name (Age)                                 Term of Office    Occupation(s)            Fund Complex    Directorships  (period ended
Address, and                 Position(s)    and Length of     During Past             Overseen by       Held by       September 30,
Date of Birth              Held with Trust   Time Served       5 Years                  Trustee         Trustee           2007)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,            25              None         Fund: $500
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.                              Portfolio: $8,447
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,         25              None         Fund: $500
c/o Harvard University                      9/13/1989       Professor of Political                                Portfolio: $8,447
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens              25              None         Fund: $500
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)                                 Portfolio: $8,447
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street         25              None         Fund: $500
c/o Essex Street Associates                 11/3/1986       Associates (family                                    Portfolio: $9,494
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                             Term of Office
Address, and                      Position(s)          and Length of          Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served            During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *          President, Chief     President and CEO      Senior Vice President and Head of Operations,
BNY Mellon Asset Management      Executive Officer     since 2007; Secretary  BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary        since 2003             Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President,      Vice President         Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;            BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer              Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                     Officer           since 2002             Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **        Assistant Vice       Since 1996             First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management         President                                 Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                              Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                              Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)               Chief              Since 2005             First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                  Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                   Officer                                    Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

THIS PAGE INTENTIONALLY LEFT BLANK

MELLON INSTITUTIONAL FUNDS
One Boston Place
Boston, MA 02108-4408
800.221.4795
www.melloninstitutionalfunds.com
                                                                6939AR0907

                                  MELLON INSTITUTIONAL FUNDS




Annual Report                     The Boston Company
                                  Large Cap Core Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Stock prices were buoyed throughout the reporting period by positive U.S. and global economic growth and strong corporate earnings. However, the market's advance slowed during the second half of the reporting period as turmoil in the sub-prime mortgage market spread to other areas of the financial markets, derailing investor confidence. The fund participated fully in the market's rise, producing higher returns than its benchmark due to the success of our security selection process in a variety of market sectors.

For the 12-month period ended September 30, 2007, The Boston Company Large Cap Core Fund returned 20.3% as compared to its benchmark, the S&P 500 Index, which returned 16.4%. The portfolio outperformed the S&P 500 Index, thanks largely to strong stock selection in the Consumer Discretionary and Information Technology sectors. Within Consumer Discretionary, an initial overweight in Hilton Hotels and a consistent overweight in McDonald's helped to boost performance. We liquidated Hilton Hotels after a private equity group offered shareholders a significant premium to the high end of the 52-week trading range, harvesting a return of more than 60% for the period. In the Information Technology sector, it was the telecommunications equipment and computer hardware industries that claimed the strongest relative performance. The superstar in the telecommunications equipment industry was Research In Motion. The maker of the multiple "Smartphones" experienced several successful new product launches and increased demand for this new breed of products, which resulted in several strong quarterly earnings reports that beat Wall Street's estimates soundly. In the computer hardware arena, Apple also enjoyed a strong, positive response from consumers to new product releases. This resulted in solid revenue, cash flow, gross margin and earnings growth.

While we would prefer that all of our portfolio picks add value, we did have several stocks that slowed performance. Within Financials, two stocks in the capital markets industry (ETRADE Financial and Merrill Lynch) and one specialty insurance firm (Ambac Financial Group) accounted for much of the fund's underperformance. As expected, many financial institutions slipped during the period on the negative sentiment surrounding this past summer's sub-prime loan and liquidity crunch. Merrill Lynch stumbled due to investor perceptions that there was significant sub-prime loan exposure on the company's books. However, we feel that these views are unfounded and continue to hold the stock due to its well-diversified revenue stream and historically-attractive valuation. ETRADE Financial, a firm that had some exposure to mortgage loans on its books, also suffered. While they were not forced to liquidate and realize massive losses like some firms, they did decide to reduce loan exposure and ride out the mortgage storm. This was not an encouraging sign and the position was liquidated.

The fund continues to rely on the disciplined process that has produced distinguished performance in the past. Based on our bottom-up stock selection process, we have identified what we believe are a relatively large number of attractive investments among technology companies. By contrast, we have reduced the fund's exposure to consumer discretionary stocks, where we see cautionary business trends and little earnings clarity. We have also trimmed the fund's energy positions in light of current valuations. We believe that these strategies should position the fund for continued, albeit slowing, economic growth.

Sean Fitzgibbon, CFA                        Jeffery McGrew, CFA
Portfolio Manager                           Portfolio Manager
The Boston Company Asset Management, LLC    The Boston Company Asset Management, LLC

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
                Large Cap Core Fund and the Standard & Poor's 500
--------------------------------------------------------------------------------

                                 Standard & Poor's 500
                     TBC           Composite Stock
      PERIOD  Large Cap Core Fund    Price Index *
      9/30/97      100,000            100,000
      12/31/97     100,845            102,871
      3/31/98      113,593            117,210
      6/30/98      111,474            121,102
      9/30/98      90,673             109,083
      12/31/98     108,113            132,291
      3/31/99      100,563            138,879
      6/30/99      108,630            148,650
      9/30/99      101,816            139,392
      12/31/99     107,924            160,116
      3/31/00      113,769            163,783
      6/30/00      111,894            159,432
      9/30/00      118,635            157,887
      12/31/00     128,172            145,542
      3/31/01      121,262            128,298
      6/30/01      123,487            135,801
      9/30/01      110,112            115,876
      12/31/01     117,751            128,257
      3/31/02      120,413            128,611
      6/30/02      109,598            111,390
      9/30/02      90,626              92,158
      12/31/02     97,118              99,922
      3/31/03      93,345              96,775
      6/30/03      108,052            111,665
      9/30/03      110,334            114,620
      12/31/03     123,558            128,567
      3/31/04      126,135            130,743
      6/30/04      126,703            132,992
      9/30/04      124,895            130,505
      12/31/04     137,159            142,548
      3/31/05      135,413            139,486
      6/30/05      136,621            141,395
      9/30/05      141,595            146,490
      12/31/05     144,885            149,542
      3/31/06      151,715            155,832
      6/30/06      148,235            153,587
      9/30/06      155,477            162,279
      12/31/06     167,657            173,141
      3/31/07      169,894            174,254
      6/30/07      181,335            185,186
      9/30/07      187,001            188,944

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
             1 Year        3 Years        5 Years       10 Years       1/3/1991
--------------------------------------------------------------------------------
Fund         20.27%         14.40%         15.60%         6.46%         12.78%

* Source: Lipper Inc.
Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                   Expenses Paid
                                   Beginning                 Ending                During Period+
                                 Account Value            Account Value             April 1, 2007
                                 April 1, 2007         September 30, 2007       to September 30, 2007
-----------------------------------------------------------------------------------------------------
Actual                            $1,000.00                $1,100.90                    $4.21
Hypothetical (5% return
  per year before expenses)       $1,000.00                $1,021.06                    $4.05

-----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Percentage of
Top Ten Holdings*                     Sector                       Investments
--------------------------------------------------------------------------------
ConocoPhillips                        Energy                           3.4%
General Electric Co.                  Industrials                      2.9
Altria Group, Inc.                    Consumer Staples                 2.4
AT&T, Inc.                            Telecommunications Services      2.4
Chevron Corp.                         Energy                           2.3
Bank of America Corp.                 Financials                       2.3
Verizon Communications, Inc.          Telecommunications Services      2.2
Cisco Systems, Inc.                   Technology                       2.1
American International Group, Inc.    Financials                       2.1
JPMorgan Chase & Co.                  Financials                       2.1
                                                                      ----
                                                                      24.2%

*Excludes short-term securities.

                                         Percentage of
Economic Sector Allocation                 Net Assets
------------------------------------------------------
Consumer Discretionary                         7.9%
Consumer Staples                               9.0
Energy                                        11.7
Financials                                    19.6
Health Care                                   10.3
Industrials                                   10.0
Materials                                      3.0
Technology                                    20.0
Telecommunications Services                    4.5
Utilities                                      3.0
Short-term and Net other Assets                1.0
                                             -----
                                             100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                Value ($)
Security                                  Shares                (Note 1A)
--------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--99.0%
EQUITIES--99.0%
Consumer Discretionary--7.9%
Best Buy Co., Inc.                        20,130                  926,383
Coach, Inc.                               12,700 (a)              600,329
Johnson Controls, Inc.                     7,420                  876,376
McDonald's Corp.                          33,968                1,850,237
Omnicom Group, Inc.                       32,880                1,581,199
Ross Stores, Inc.                         16,770                  429,983
Target Corp.                              18,500                1,176,045
TJX Cos., Inc.                            29,150                  847,391
Walt Disney Co.                           40,640                1,397,610
                                                                9,685,553
Consumer Staples--9.0%
Altria Group, Inc.                        41,650                2,895,924
Cadbury Schweppes PLC--ADR                17,180                  799,214
Coca-Cola Enterprises, Inc.               41,090                  995,200
CVS Caremark Corp.                        25,160                  997,091
Pepsico, Inc.                             20,500                1,501,830
Supervalu, Inc.                           31,260                1,219,453
The Kroger Co.                            54,330                1,549,492
Wal-Mart Stores, Inc.                     23,630                1,031,450
                                                               10,989,654
Energy--11.7%
Chesapeake Energy Corp.                   32,440                1,143,834
Chevron Corp.                             30,162                2,822,560
ConocoPhillips                            47,460                4,165,564
ENSCO International, Inc.                 15,620                  876,282
Exxon Mobil Corp.                          6,984                  646,439
Marathon Oil Corp.                        12,920                  736,698
Nabors Industries Ltd.                    27,000 (a)              830,790
National-Oilwell Varco, Inc.              12,000 (a)            1,734,000
XTO Energy, Inc.                          21,920                1,355,533
                                                               14,311,700
Financials--19.6%
American Express Co.                      31,260                1,855,906
American International Group, Inc.        38,139                2,580,103
Bank of America Corp.                     56,060                2,818,136
CIT Group, Inc.                           19,640                  789,528
Citigroup, Inc.                           35,736                1,667,799
CME Group                                  2,295                1,347,968
Fannie Mae                                21,800                1,325,658
JPMorgan Chase & Co.                      55,100                2,524,682

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                          Value ($)
Security                                            Shares                (Note 1A)
-----------------------------------------------------------------------------------
Financials (continued)
Merrill Lynch & Co., Inc.                           17,780                1,267,358
Metlife, Inc.                                       20,570                1,434,346
Morgan Stanley                                      22,920                1,443,960
T Rowe Price Group, Inc.                            23,490                1,308,158
Wachovia Corp.                                      35,920                1,801,388
Wells Fargo & Co.                                   51,080                1,819,470
                                                                         23,984,460
Health Care--10.3%
Baxter International, Inc.                          34,690                1,952,353
Becton Dickinson & Co.                               7,920                  649,836
Cigna Corp.                                         19,430                1,035,425
Covidien Ltd.                                        6,537                  271,285
Hospira, Inc.                                       23,360 (a)              968,272
Merck & Co., Inc.                                   27,470                1,419,924
Pfizer, Inc.                                        79,060                1,931,436
Schering-Plough Corp.                               71,210                2,252,372
Thermo Fisher Scientific, Inc.                      22,590 (a)            1,303,895
Zimmer Holdings, Inc.                               10,190 (a)              825,288
                                                                         12,610,086
Industrials--10.0%
Dover Corp.                                         16,820                  856,979
Eaton Corp.                                         14,820                1,467,773
Emerson Electric Co.                                24,300                1,293,246
General Electric Co.                                84,190                3,485,466
Goodrich Corp.                                      14,800                1,009,804
L-3 Communications Holdings, Inc.                    8,320                  849,805
Raytheon Co.                                         9,690                  618,416
Textron, Inc.                                       34,940                2,173,617
Tyco International Ltd.                              6,537                  289,851
US Airways Group, Inc.                              10,482 (a)              275,153
                                                                         12,320,110
Materials--3.0%
Air Products & Chemicals, Inc.                      15,620                1,527,011
Allegheny Technologies, Inc.                        11,340                1,246,833
Rohm & Haas Co.                                     16,050                  893,503
                                                                          3,667,347
Technology--20.0%
Amphenol Corp., Class A                             23,850                  948,276
Apple Computer, Inc.                                12,530 (a)            1,923,856
Broadcom Corp., Class A                             21,850 (a)              796,214
Cisco Systems, Inc.                                 78,510 (a)            2,599,466
Cognizant Technology Solutions Corp., Class A       22,840 (a)            1,821,947

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                              Value ($)
Security                                                                    Shares           (Note 1A)
--------------------------------------------------------------------------------------------------------
Technology (continued)
EMC Corp.                                                                   76,090 (a)       1,582,672
Google, Inc., Class A                                                        3,100 (a)       1,758,537
Hewlett-Packard Co.                                                         40,900           2,036,411
Intel Corp.                                                                 68,390           1,768,565
McAfee, Inc.                                                                24,110 (a)         840,716
Microsoft Corp.                                                             70,290           2,070,743
National Semiconductor Corp.                                                41,210           1,117,615
Oracle Corp.                                                                73,710 (a)       1,595,821
Qualcomm, Inc.                                                              34,090           1,440,643
Research In Motion Ltd.                                                      7,040 (a)         693,792
Texas Instruments, Inc.                                                     42,640           1,560,198
                                                                                            24,555,472
Telecommunication Services--4.5%
AT&T, Inc.                                                                  67,970           2,875,811
Verizon Communications, Inc.                                                60,270           2,668,756
                                                                                             5,544,567
Utilities--3.0%
PG&E Corp.                                                                  29,170           1,394,326
Sempra Energy                                                               40,000           2,324,800
                                                                                             3,719,126
TOTAL UNAFFILIATED INVESTMENTS (Cost $104,552,327)                                         121,388,075
AFFILIATED INVESTMENTS--0.6%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $722,661)     722,661 (b)         722,661
                                                                                           -----------
TOTAL INVESTMENTS--99.6% (Cost $105,274,988)                                               122,110,736
OTHER ASSETS, LESS LIABILITIES--0.4%                                                           480,701
                                                                                           -----------
NET ASSETS--100%                                                                           122,591,437
                                                                                           ===========

Notes to Schedule of Investments:
ADR - American Depository Receipts
(a) Non-income producing security.
(b) Affilated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

             Statement of Assets and Liabilities September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investments in securities:
    Unaffiliated issuers, at value (Note 1A) (cost $104,552,327)                                    $121,388,075
    Affiliated issuers, at value (Note 1A) (cost $722,661)                                               722,661
  Receivable for Fund shares sold                                                                         26,094
  Receivable for securities sold                                                                         608,724
  Interest and dividend receivable                                                                       155,380
  Prepaid expenses                                                                                         5,772
                                                                                                    ------------
  Total assets                                                                                       122,906,706
Liabilities
  Payable for Fund shares redeemed                                                $  180,000
  Accrued administrative service fee (Note 2)                                         36,827
  Accrued professional fees                                                           36,203
  Accrued accounting, administration, custody and transfer agent fees (Note 2)        27,041
  Accrued trustees' fees (Note 2)                                                      4,422
  Accrued shareholder reporting expense (Note2)                                          567
  Accrued chief compliance officer fee (Note 2)                                          367
  Other accrued expenses and liabilities                                              29,842
                                                                                  ----------
  Total liabilities                                                                                      315,269
                                                                                                    ------------
Net Assets                                                                                          $122,591,437
                                                                                                    ============
Net Assets consist of:
  Paid-in capital                                                                                   $ 97,045,306
  Accumulated net realized gain                                                                        8,209,635
  Undistributed net investment income                                                                    500,748
  Net unrealized appreciation                                                                         16,835,748
                                                                                                    ------------
Total Net Assets                                                                                    $122,591,437
                                                                                                    ============
Shares of beneficial interest outstanding                                                              2,832,707
                                                                                                    ============
  Net Asset Value, offering and redemption price per share
    (Net Assets/Shares outstanding)                                                                 $      43.28
                                                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                             Statement of Operations
                      For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments
    (net of foreign withholding taxes of $3,653)                                                $ 2,057,603
  Dividend income from affiliated investments (Note 1F)                                             109,478
  Interest income                                                                                     7,622
                                                                                                -----------
    Total investment income                                                                       2,174,703
Expenses
  Investment advisory fee (Note 2)                                              $  588,140
  Administrative service fee (Note 2)                                              145,212
  Accounting, administration, custody and transfer agent fees (Note 2)             111,547
  Professional fees                                                                 42,010
  Registration fees                                                                 20,898
  Trustees' fees (Note 2)                                                           16,035
  Insurance expense                                                                  4,426
  Miscellaneous expenses                                                            14,168
                                                                                ----------
    Total expenses                                                                                  942,436
                                                                                                -----------
      Net investment income                                                                       1,232,267
                                                                                                -----------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                  8,647,246
    Financial futures transactions                                                  71,668
                                                                                ----------
      Net realized gain (loss)                                                                    8,718,914
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                  11,178,828
                                                                                                -----------
  Net realized and unrealized gain (loss)                                                        19,897,742
                                                                                                -----------
Net Increase in Net Assets from Operations                                                      $21,130,009
                                                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the              For the
                                                                              Year Ended           Year Ended
                                                                          September 30, 2007   September 30, 2006
                                                                          ------------------   ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                   $   1,232,267         $    481,678
  Net realized gain (loss)                                                    8,718,914            3,865,493
  Change in net unrealized appreciation (depreciation)                       11,178,828              866,918
                                                                          -------------         ------------
  Net increase (decrease) in net assets from investment operations           21,130,009            5,214,089
                                                                          -------------         ------------
Distributions to Shareholders (Note 1C)
  From net investment income                                                   (945,029)            (480,413)
  From net realized gains on investments                                     (4,041,460)          (5,953,616)
                                                                          -------------         ------------
  Total distributions to shareholders                                        (4,986,489)          (6,434,029)
                                                                          -------------         ------------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                           33,886,547           51,023,432
  Value of shares issued in reinvestment of distributions                     4,223,879            5,246,418
  Cost of shares redeemed                                                   (25,407,412)          (7,340,989)
                                                                          -------------         ------------
  Net increase (decrease) in net assets from Fund share transactions         12,703,014           48,928,861
                                                                          -------------         ------------
Total Increase (Decrease) in Net Assets                                      28,846,534           47,708,921

Net Assets
  At beginning of year                                                       93,744,903           46,035,982
                                                                          -------------         ------------
  At end of year (including undistributed net
   investment income of $500,748 and $213,510)                            $ 122,591,437         $ 93,744,903
                                                                          =============         ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                              Year Ended September 30,
                                                             -----------------------------------------------------------
                                                                2007         2006         2005        2004         2003
                                                             --------      -------     --------    --------      -------
Net Asset Value, Beginning of Year                           $  37.58      $ 39.57     $  35.24    $  31.43      $ 26.13
                                                             --------      -------     --------    --------      -------
From Investment Operations:
  Net investment income * (a)                                    0.43         0.36         0.41        0.23         0.36
  Net realized and unrealized gains (loss) on investments        7.01         3.22         4.28(b)     3.92(b)      5.30
                                                             --------      -------     --------    --------      -------
Total from operations                                            7.44         3.58         4.69        4.15         5.66
                                                             --------      -------     --------    --------      -------
Less Distributions to Shareholders:
  From net investment income                                    (0.33)       (0.39)       (0.36)      (0.34)       (0.36)
  From net realized gains on investments                        (1.41)       (5.18)          --          --           --
                                                             --------      -------     --------    --------      -------
Total distributions to shareholders                             (1.74)       (5.57)       (0.36)      (0.34)       (0.36)
                                                             --------      -------     --------    --------      -------
Net Asset Value, End of Year                                 $  43.28      $ 37.58     $  39.57    $  35.24      $ 31.43
                                                             ========      =======     ========    ========      =======
Total Return                                                    20.27%        9.84%(c)    13.34%      13.23%(c)    21.76%(c)
Ratios/Supplemental data:
  Expenses (to average daily net assets) * (d)                   0.80%        0.90%        0.85%       0.83%        0.71%
  Net Investment Income (to average daily net assets)*           1.05%        0.98%        1.10%       0.67%        1.23%
  Portfolio Turnover (e)                                           59%         103%          85%         66%         104%
  Net Assets, End of Year (000's omitted)                    $122,591      $93,745      $46,036     $56,067      $64,150

--------
 * For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursements would have been:

Net investment income per share (a)                               N/A      $  0.33          N/A     $  0.23      $  0.29
Ratios (to average daily net assets):
  Expenses (d)                                                    N/A         0.99%         N/A        0.84%        0.93%
  Net investment income                                           N/A         0.89%         N/A        0.66%        1.01%

(a)  Calculated based on average shares outstanding.
(b) Amount includes litigation proceeds received by the Portfolio of $0.04 for the year ended September 30, 2007, $0.02 for the year ended September 30, 2005 and $0.02 for the year ended September 30, 2004.
(c)  Total return would have been lower in the absence of expense waivers.
(d) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the TBC Large Cap Core Portfolio's (the "Portfolio") allocated expenses.
(e) On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in securities. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Large Cap Core Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that appear to be undervalued relative to underlying business fundamentals. The Fund focuses on companies with total market capitalizations which are greater than the market capitalization of companies in the bottom 5% of the S&P 500 Index. The Fund may invest without limit in securities of U.S. companies and of foreign companies that are listed or traded in the U.S., but not more than 10% of it assets in other foreign securities.

     Prior to September 20, 2007, the Fund had invested substantially all of its investable assets in The Boston Company Large Cap Core Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, a New York trust. The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed its stated liabilities, in exchange for its interests in the Portfolio. This redemption in kind transaction was effected based upon the net assets value of the Fund's interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in securities. Accordingly, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all the activities of both the Fund and the Portfolio.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income Securities

     transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.50% of the Fund's average daily net assets.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $10,838, for the year ended September 30, 2007.

     The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $100,709 for the year ended September 30, 2007.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $3,393 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 7 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $3,121, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $567, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $130,312 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                        Purchases                Sales
                                       -----------            -----------
Non-U.S. Government Securities         $78,879,365            $67,941,124
                                       ===========            ===========

(4) Shares of Beneficial Interest:

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 For the                     For the
                                                                Year Ended                 Year Ended
                                                            September 30, 2007         September 30, 2006
                                                            ------------------         ------------------
Shares sold                                                      859,821                   1,384,404
Shares issued to shareholders in reinvestment of                 107,105                     146,598
distributions
Shares redeemed                                                 (628,855)                   (199,694)
                                                                --------                   ---------
Net increase (decrease)                                          338,071                   1,331,308
                                                                ========                   =========

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     At September 30, 2007, two shareholders of record held in the aggregate 72% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

             Cost for federal income tax purposes        $   105,357,588
                                                         ===============
             Gross unrealized appreciation               $    18,601,505
             Gross unrealized depreciation                    (1,848,357)
                                                         ---------------
             Net unrealized appreciation (depreciation)  $    16,753,148
                                                         ===============
             Undistributed ordinary income               $     4,010,225
             Undistributed capital gains                       4,782,756
                                                         ---------------
             Total distributable earnings                $     8,792,981
                                                         ===============

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, was as follows:

                                      2007                          2006
                                   ----------                    ----------
Ordinary income                    $1,833,219                    $1,406,425
Capital Gains                       3,153,270                     5,027,604
                                   ----------                    ----------
Total Distributions                $4,986,489                    $6,434,029
                                   ==========                    ==========

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     Futures contracts

     The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At September 30, 2007, the Fund did not hold any open financial futures contracts.

(7)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2007, the Fund had average borrowings outstanding of $815,154 for a total of twenty-six days and incurred $3,410 of interest expense. At September 30, 2007, the Fund did not have an outstanding loan balance.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Large Cap Core Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Large Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Large Cap Core Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Principal
Name (Age)                                             Term of Office                 Occupation(s)
Address, and                     Position(s)            and Length of                  During Past
Date of Birth                   Held with Trust          Time Served                     5 Years
-----------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)             Trustee         Trustee since 11/3/1986         Chairman Emeritus,
61 Meadowbrook Road                                                                Decision Resources, Inc.
Weston, MA 02493                                                                   ("DRI") (biotechnology
9/30/40                                                                            research and consulting
                                                                                   firm); formerly Chairman
                                                                                   of the Board and Chief
                                                                                   Executive Officer, DRI

Benjamin M. Friedman (63)          Trustee         Trustee since 9/13/1989         William Joseph Maier,
c/o Harvard University                                                             Professor of Political
Littauer Center 127                                                                Economy, Harvard
Cambridge, MA 02138                                                                University
8/5/44

John H. Hewitt (72)                Trustee         Trustee since 11/3/1986         Trustee, Mertens
P.O. Box 2333                                                                      House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)              Trustee         Trustee since 11/3/1986         Trustee, Essex Street
c/o Essex Street Associates                                                        Associates (family
P.O. Box 5600                                                                      investment trust office)
Beverly, MA 01915
11/14/43


                                 Number of                              Trustee
                              Portfolios in           Other          Remuneration
Name (Age)                     Fund Complex       Directorships     (period ended
Address, and                   Overseen by           Held by         September 30,
Date of Birth                    Trustee             Trustee              2007)
-------------------------------------------------------------------------------------
Samuel C. Fleming (67)             25                  None              Fund: $1,910
61 Meadowbrook Road                                                   Portfolio: $500
Weston, MA 02493
9/30/40

Benjamin M. Friedman (63)          25                  None              Fund: $1,910
c/o Harvard University                                                Portfolio: $500
Littauer Center 127
Cambridge, MA 02138
8/5/44

John H. Hewitt (72)                25                  None              Fund: $1,910
P.O. Box 2333                                                         Portfolio: $500
New London, NH 03257
4/11/35

Caleb Loring III (64)              25                  None              Fund: $1,993
c/o Essex Street Associates                                           Portfolio: $500
P.O. Box 5600
Beverly, MA 01915
11/14/43

Principal Officers who are Not Trustees

Name (Age)                                                Term of Office
Address, and                         Position(s)           and Length of
Date of Birth                      Held with Trust          Time Served
-------------------------------------------------------------------------------
Barbara A. McCann (46) *          President, Chief       President and CEO
BNY Mellon Asset Management       Executive Officer      since 2007; Secretary
One Boston Place                    and Secretary        since 2003
Boston, MA 02108
2/20/61

Steven M. Anderson (42)            Vice President,       Vice President
BNY Mellon Asset Management         Treasurer and        since 1999;
One Boston Place                   Chief Financial       Treasurer
Boston, MA 02108                       Officer           since 2002
7/14/65

Denise B. Kneeland (56) **         Assistant Vice        Since 1996
BNY Mellon Asset Management           President
One Boston Place
Boston, MA 02108
8/19/51

Mary T. Lomasney (50)             Chief Compliance       Since 2005
BNY Mellon Asset Management            Officer
One Boston Place
Boston, MA 02108
4/8/57


Name (Age)
Address, and                      Principal Occupation(s)
Date of Birth                      During Past 5 Years
----------------------------------------------------------------------------------------
Barbara A. McCann (46) *          Senior Vice President and Head of Operations,
BNY Mellon Asset Management       BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **        First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       Operations, BNY Mellon Asset Management; formerly
One Boston Place                  Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                  Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)             First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                  Vice President, State Street Research & Management
4/8/57                            Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                MELLON INSTITUTIONAL FUNDS
                                One Boston Place
                                Boston, MA 02108-4408
                                800.221.4795
                                www.melloninstitutionalfunds.com

                                                                      6930AR0907

                                                      MELLON INSTITUTIONAL FUNDS



Annual Report                                         The Boston Company
                                                      Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper typically viewed as the safest segment of the corporate market had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth around 2% GDP growth in 2008 vs. the 2.5% long-term trend is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability especially for multinational franchises as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund


                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Small/mid-cap stocks rallied early in the reporting period amid moderate economic growth, stable short-term interest rates and rising corporate earnings. At the time, investors maintained an ample appetite for risk, which benefited shares of smaller companies more than their larger counterparts. However, the market environment changed dramatically in mid-June 2007, when credit concerns in the sub-prime mortgage sector spread to other areas of the financial markets. In the ensuing market turbulence, newly risk-averse investors engaged in a "flight to quality", and larger, higher-quality companies returned to favor.

The Federal Reserve Board attempted to improve market liquidity by reducing key short-term interest rates in August and September. These moves bolstered investor confidence that a recession could be avoided, sparking a market rally late in the reporting period.

For the 12-month period ended September 30, 2007, The Boston Company Small/Mid Cap Growth Fund returned 26.31% as compared to the fund's benchmark, the Russell 2500 Growth Index, which returned 21.27% over the same period. The portfolio enjoyed strong relative returns from exposure to the Energy, Industrials, Consumer Staples, and Healthcare sectors. Within Energy, investments in both the equipment and services and the consumable fuels segments were strong contributors to performance, as strong stock selection led to significantly higher returns relative to the benchmark. Exploration and production companies such as Range Resources, Cabot Oil & Gas, and Penn Virginia Corp. were among the stronger performers, while equipment and services stocks FMC Technologies, Cameron International Corp., and W-H Energy Services led this segment higher. Healthcare also proved to be a relatively strong area for the portfolio, led by pharmaceuticals, equipment and supplies, and providers and services. Pharmaceuticals were driven by investments in Adams Respiratory Therapeutics and MGI Pharma, while within equipment and supplies, we benefited from investments in diversified diagnostic and medical device companies Cytyc Corp. and Viasys Healthcare Inc. Industrials continued to hold up well relative to the benchmark, benefiting from strength among our portfolio selections in the construction and engineering, distributors, and commercial services segments. Engineering and construction firms Foster Wheeler, Quanta services, and Washington Group International all surged during the period, the latter of which was acquired by URS Corporation.

Conversely, the portfolio was negatively affected by exposure to the Financials and Information Technology sectors. With regard to Information Technology, the portfolio's investments in the software, computers and peripherals, and electronic equipment and instruments segments underperformed relative to the benchmark. Software services providers Amdocs Ltd, BEA Systems and Sybase Inc. led the relative decline in the software segment, while the portfolio also saw declines in scalable server manufacturer Rackable Systems, component manufacturer SMART Modular Technologies, and National Instruments Corp. Within the Financials sector, exposure to commercial banks and capital markets segments hurt portfolio performance as well. Commercial bank Capitol Bancorp suffered a decline as problems in their business in Great Lakes region could not be offset by strength in the their California business, compressing margins and hurting their earnings. Within capital markets, investment service firms Piper Jaffray Cos. and Jefferies Group Inc. both declined on profit concerns.

As we move into the fourth quarter, we believe that the slower U.S. economy will continue to challenge our focus on uncovering companies that can grow in spite of this deceleration. We, as always, are sensitive to valuation and fundamentals that belie a company's ability to achieve and sustain growth.

B. Randall Watts, Jr., CFA                      Todd Wakefield, CFA
Portfolio Manager                               Portfolio Manager
The Boston Company Asset Management, LLC        The Boston Company Asset Management, LLC

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

Comparison of change in value of $100,000 investment in The Boston Company Small / Mid Cap Growth Fund with the Russell 2500 Growth Index and the Russell 2000 Growth Index

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      TBC
 PERIOD    Small / Mid Cap Growth Fund     Russell 2000 Growth Index *    Russell 2500 Growth Index *
9/30/97              100,000                        100,000                        100,000
12/31/97             89,993                          91,804                         91,994
3/31/98              102,007                        102,712                        102,247
6/30/98              94,858                          96,813                         97,259
9/30/98              72,783                          75,166                         75,661
12/31/98             91,535                          92,933                         94,845
3/31/99              97,754                          91,372                         93,846
6/30/99              107,112                        104,845                        109,617
9/30/99              104,820                         99,690                        105,814
12/31/99             163,944                        132,980                        147,466
3/31/00              201,773                        145,324                        169,804
6/30/00              183,247                        134,611                        158,071
9/30/00              175,723                        129,263                        153,425
12/31/00             132,341                        103,153                        123,738
3/31/01              104,237                         87,470                         99,096
6/30/01              124,048                        103,193                        120,169
9/30/01              93,871                          74,215                         87,634
12/31/01             111,839                         93,634                        110,333
3/31/02              111,148                         91,799                        107,076
6/30/02              98,824                          77,391                         89,268
9/30/02              81,777                          60,738                         72,250
12/31/02             85,814                          65,299                         78,232
3/31/03              82,013                          62,767                         75,728
6/30/03              97,794                          77,923                         92,933
9/30/03              109,312                         86,080                        102,198
12/31/03             125,438                         96,997                        114,465
3/31/04              135,460                        102,411                        120,766
6/30/04              135,114                        102,506                        120,928
9/30/04              129,700                         96,345                        114,148
12/31/04             148,015                        110,874                        131,165
3/31/05              142,601                        103,306                        125,490
6/30/05              148,476                        106,900                        129,955
9/30/05              159,418                        113,654                        138,130
12/31/05             160,801                        115,478                        141,888
3/31/06              178,194                        132,064                        158,666
6/30/06              171,168                        122,489                        148,948
9/30/06              171,859                        120,337                        147,157
12/31/06             183,644                        130,890                        159,289
3/31/07              192,003                        134,130                        165,715
6/30/07              210,687                        143,101                        177,291
9/30/07              217,079                        143,123                        178,452

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                         Since
                                                                       Inception
        1 Year          3 Years         5 Years         10 Years        1/1/1988**
--------------------------------------------------------------------------------
Fund    26.31%          18.73%          21.56%           8.06%           13.88%

*  Source: Lipper Inc.
** Combined Limited Partnership & Mutual Fund Performance

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                    Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                        Expenses Paid
                                  Beginning           Ending           During Period+
                                Account Value      Account Value        April 1, 2007
                                April 1, 2007   September 30, 2007   to September 30, 2007
Actual                             $1,000.00          $1,130.60             $5.34
Hypothetical (5% return
 per year before expenses)         $1,000.00          $1,020.05             $5.06

-------
+ Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Percentage of
Top Ten Holdings*                               Sector                     Investments
----------------------------------------------------------------------------------------
NeuStar, Inc., Class A                          Telecommunication Services      2.1%
Herbalife Ltd.                                  Consumer Staples                2.1
Hologic, Inc.                                   Heath Care                      2.0
Respironics, Inc.                               Heath Care                      1.7
PerkinElmer, Inc.                               Heath Care                      1.7
Plum Creek Timber Co. Inc.-REIT                 Financials                      1.7
Ritchie Bros. Auctioneers, Inc.                 Industrials                     1.6
Waddell & Reed Financial, Inc., Class A         Financials                      1.6
VCA Antech, Inc.                                Heath Care                      1.5
Bucyrus International, Inc., Class A            Industrials                     1.5
                                                                               -----
                                                                               17.5%

* Excludes short-term securities and investment in cash collateral.

                                                             Percentage of
Economic Sector Allocation                                     Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary                                          16.0%
Consumer Staples                                                 8.6
Energy                                                           9.5
Financials                                                      12.5
Health Care                                                     24.3
Industrials                                                     15.2
Materials                                                        8.8
Technology                                                      31.9
Telecomunication Services                                        2.8
Utilities                                                        1.0
Short-term and Other Assets                                    (30.6)
                                                               ------
                                                               100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                Value ($)
Security                                        Shares          (Note 1A)
--------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--148.1%
Equities--130.6%
Consumer Discretionary--16.0%
Bright Horizons Family Solutions, Inc.          9,080 (a)       388,987
DeVry, Inc.                                     3,970           146,930
Dollar Tree Stores, Inc.                        8,100 (a,b)     328,374
Entravision Communications Corp., Class A      15,090 (a)       139,130
Guess?, Inc.                                    7,010 (b)       343,700
Interface, Inc., Class A                       19,710           355,766
J.Crew Group, Inc.                              2,140 (a,b)      88,810
Lions Gate Entertainment Corp.                 31,588 (a)       325,672
Petsmart, Inc.                                  9,830 (b)       313,577
Steiner Leisure Ltd.                            6,890 (a)       299,026
Texas Roadhouse, Inc., Class A                 22,560 (a,b)     263,952
Tiffany & Co.                                   5,840           305,724
WMS Industries, Inc.                            8,430 (a)       279,033
                                                              3,578,681
Consumer Staples--8.6%
Hain Celestial Group, Inc.                      7,480 (a,b)     240,332
Hansen Natural Corp.                            4,320 (a)       244,858
Herbalife Ltd.                                 13,520           614,619
Inter Parfums, Inc.                            11,180           264,631
Longs Drug Stores Corp.                         6,700           332,789
Ruddick Corp.                                   6,820           228,743
                                                              1,925,972
Energy--9.5%
Cameron International Corp.                     1,540 (a)       142,127
CNX Gas Corp.                                   8,870 (a,b)     255,190
Denbury Resources, Inc.                         8,000 (a)       357,520
FMC Technologies, Inc.                          2,650 (a)       152,799
Overseas Shipholding Group, Inc.                2,340           179,782
Penn Virginia Corp.                             9,490           417,370
Range Resources Corp.                           9,850           400,501
W-H Energy Services, Inc.                       3,020 (a)       222,725
                                                              2,128,014
Financials--12.5%
Arch Capital Group Ltd.                         5,520 (a)       410,743
GFI Group, Inc.                                 3,220 (a)       277,306
Max Capital Group Ltd.                         11,260           315,730
OptionsXpress Holdings, Inc.                   10,260           268,196
Plum Creek Timber Co., Inc.--REIT              10,990           491,912
Portfolio Recovery Associates, Inc.             2,760 (b)       146,473
Raymond James Financial, Inc.                   6,480           212,868

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                               Value ($)
Security                                       Shares          (Note 1A)
--------------------------------------------------------------------------------
Financials (continued)
RLI Corp.                                       3,950           224,044
Waddell & Reed Financial, Inc., Class A        16,800           454,104
                                                              2,801,376
Health Care--24.3%
Arrow International, Inc.                       5,870           267,026
Beckman Coulter, Inc.                           4,360 (b)       321,594
Covance, Inc.                                   4,290 (a)       334,191
Cytyc Corp.                                     3,730 (a)       177,734
Dentsply International, Inc.                    5,360           223,190
Exelixis, Inc.                                 17,410 (a)       184,372
Hologic, Inc.                                   9,690 (a)       591,090
Integra LifeSciences Holdings Corp.             4,430 (a)       215,209
MGI Pharma, Inc.                                5,440 (a)       151,123
NuVasive, Inc.                                  2,700 (a,b)      97,011
PDL BioPharma, Inc.                            11,590 (a,b)     250,460
Pediatrix Medical Group, Inc.                   6,220 (a)       406,912
PerkinElmer, Inc.                              17,050           498,031
Psychiatric Solutions, Inc.                     9,560 (a)       375,517
Respironics, Inc.                              10,427 (a)       500,809
Thermo Fisher Scientific, Inc.                  5,440 (a)       313,997
TomoTherapy, Inc.                               4,970 (a)       115,453
VCA Antech, Inc.                               10,330 (a)       431,278
                                                              5,454,997
Industrials--15.2%
AAR Corp.                                       5,220 (a)       158,375
Bucyrus International, Inc., Class A            5,870           428,099
Copart, Inc.                                   10,430 (a)       358,688
Foster Wheeler Ltd.                             1,630 (a)       213,986
Hub Group, Inc., Class A Shares                 6,970 (a)       209,309
Hubbell, Inc., Class B                          6,080           347,290
MSC Industrial Direct Co. Inc., Class A         6,880           348,059
Quanta Services, Inc.                           4,850 (a,b)     128,283
Ritchie Bros. Auctioneers, Inc.                 7,340           477,834
Stericycle, Inc.                                3,250 (a)       185,770
UAP Holding Corp.                               7,390           231,750
URS Corp.                                       2,880 (a)       162,576
Washington Group International, Inc.            1,910 (a)       167,717
                                                              3,417,736
Materials--8.8%
Aber Diamond Corp.                              9,360           366,350
Airgas, Inc.                                    7,280           375,866
AptarGroup, Inc.                                7,620           288,569

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                               Value ($)
Security                                        Shares         (Note 1A)
--------------------------------------------------------------------------------
Materials (continued)
Kinross Gold Corp.                              27,250  (a)       408,205
Schnitzer Steel Industries, Inc., Class A        2,500            183,225
Silver Wheaton Corp.                            25,000  (a)       350,500
                                                                1,972,715
Technology-31.9%
ADC Telecommunications, Inc.                     4,870  (a)        95,501
Akamai Technologies, Inc.                        6,720  (a,b)     193,066
AMIS Holdings, Inc.                             15,130  (a)       146,912
Arris Group, Inc.                                3,940  (a)        48,659
Atheros Communications, Inc.                     6,320  (a)       189,410
BEA Systems, Inc.                               13,880  (a)       192,516
BMC Software, Inc.                              10,300  (a)       321,669
Business Objects SA-ADR                          3,780            169,609
Citrix Systems, Inc.                             6,330  (a)       255,226
Cognos, Inc.                                     6,030  (a)       250,426
Diodes, Inc.                                     6,905  (a)       221,650
Euronet Worldwide, Inc.                          3,600  (a)       106,387
FLIR Systems, Inc.                               5,650  (a)       312,954
Foundry Networks, Inc.                          12,910  (a)       229,411
Global Payments, Inc.                            8,870            392,231
Harris Corp.                                     2,760            159,500
Ingram Micro, Inc., Class A                     12,430  (a)       243,752
Iron Mountain, Inc.                              8,180  (a)       249,326
MasTec, Inc.                                    12,220  (a)       171,935
McAfee, Inc.                                     8,450  (a)       294,652
Microsemi Corp.                                 11,370  (a,b)     316,996
MPS Group, Inc.                                  7,110  (a)        79,277
Net Gear, Inc.                                  10,330  (a)       314,239
RF Micro Devices, Inc.                          34,920  (a)       235,012
Solera Holdings, Inc.                           19,670  (a)       353,863
Synopsys, Inc.                                  11,200  (a)       303,296
Tessera Technologies, Inc.                       9,850  (a)       369,375
VeriFone Holdings, Inc.                          7,570  (a,b)     335,578
Verisign, Inc.                                  10,550  (a,b)     355,957
Wright Express Corp.                             7,230  (a)       263,823
                                                                7,172,208
Telecommunication Services-2.8%
NeuStar, Inc., Class A                          18,120  (a,b)     621,335

Utilities--1.0%
Ormat Technologies, Inc.                         4,790            221,969
Total Equities (cost $26,501,779)                              29,295,003

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                  Par             Value ($)
Security                                                Rate     Maturity        Value           (Note 1A)
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
U.S. Government--0.3%
U.S. Treasury Bill (Cost $59,512)                       3.90%   12/13/2007       60,000 (c,d)        59,556

INVESTMENT IN CASH COLLATERAL--17.2%
BlackRock Cash Strategies L.L.C (Cost $3,858,175)                             3,858,175           3,858,175
TOTAL UNAFFILIATED INVESTMENTS  (Cost $30,419,466)                                               33,212,734

AFFILIATED INVESTMENT--12.5%
Dreyfus Institutional Prefered Plus Money Market Fund (Cost $2,809,344)       2,809,344 (e)       2,809,344
                                                                                                -----------

TOTAL INVESTMENTS--160.6% (Cost $33,228,810)                                                     36,022,078

LIABILITIES IN EXCESS OF OTHER ASSETS--(60.6%)                                                  (13,589,774)
                                                                                                -----------

NET ASSETS-100.0%                                                                                22,432,304
                                                                                                ===========

Notes to Schedule of Investments:
ADR--American Depository Receipt.
REIT--Real Estate Investment Trust.
(a)    Non-income producing security.
(b)    Security, or a portion of thereof, was on loan at September 30, 2007.
(c)    Rate noted is yield to maturity.
(d) Denotes all or part of security segregated as collateral for futures transactions.
(e)    Affiliated institutional money market fund.

At September 30, 2007 the Fund held the following futures contracts:

                                                                            Underlying Face      Unrealized
Contract                              Position           Expiration Date    Amount at Value        (Loss)
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index (3 Contracts)      Long                11/30/2007          $1,219,800          $  (442)
                                                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (Note 1A) (including securities on loan, valued at $3,726,436 (Note 7)):
    Unaffiliated investments (cost $30,419,466)                                                                     $33,212,734
    Affiliated investments (Note 1F)(cost $2,809,344)                                                                 2,809,344
  Cash collateral at broker for futures contracts                                                                        45,000
  Receivable for investments sold                                                                                       661,566
  Receivable for Fund shares sold                                                                                       228,638
  Interest and dividends receivable                                                                                      16,743
  Prepaid expenses                                                                                                       12,605
                                                                                                                    -----------
    Total assets                                                                                                     36,986,630

Liabilities
  Collateral for securities on loan (Note 7)                                             $ 3,858,175
  Payable for fund shares redeemed                                                         7,985,583
  Payable for investments purchased                                                        2,637,781
  Payable for variable margin on open futures contracts (Note 6)                              13,961
  Accrued professional fees                                                                   32,837
  Accrued accounting, custody, administration and transfer agent fees (Note 2)                21,184
  Accrued administrator service fees (Note 2)                                                  1,427
  Accrued trustees' fees (Note 2)                                                              1,315
  Accrued chief compliance officer fee (Note 2)                                                  367
  Accrued shareholder reporting expense (Note 2)                                                  57
  Other accrued expenses and liabilities                                                       1,639
    Total liabilities                                                                                                14,554,326
                                                                                                                    -----------
Net Assets                                                                                                          $22,432,304
                                                                                                                    ===========
Net Assets consist of:
  Paid-in capital                                                                                                   $15,967,559
  Accumulated net realized gain                                                                                       3,654,607
  Undistributed net investment income                                                                                    17,312
  Net unrealized appreciation                                                                                         2,792,826
                                                                                                                    -----------
Total Net Assets                                                                                                    $22,432,304
                                                                                                                    ===========
Shares of beneficial interest outstanding                                                                             1,270,441
                                                                                                                    ===========
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                                   $     17.66
                                                                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                             Statement of Operations
                      For the Year Ended September 30, 2007

-------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
  Dividend income from unaffiliated investments
  (net of foreign withholding taxes $1,065)                                                                   $   167,865
  Dividend income from affiliated investments (Note 1F)                                                            71,150
  Interest income                                                                                                   8,316
  Securities lending income (Note 7)                                                                                6,857
                                                                                                              -----------
    Total investment income                                                                                       254,188

Expenses
  Investment advisory fee (Note 2)                                                 $  142,123
  Accounting, custody, administration and transfer agent fees (Note 2)                 74,651
  Professional fees                                                                    38,163
  Registration fees                                                                    16,715
  Trustees' fees and expenses (Note 2)                                                  3,772
  Administrative service fees (Note 2)                                                  2,801
  Insurance expense                                                                     2,190
  Miscellaneous expenses                                                               11,595
                                                                                   ----------
    Total expenses                                                                    292,010

Deduct:
  Waiver of investment advisory fee (Note 2)                                          (55,134)
                                                                                   ----------
    Net Expenses                                                                                                  236,876
                                                                                                              ----------
      Net investment income                                                                                        17,312
                                                                                                              ----------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                     3,637,316
    Financial futures transactions                                                     46,439
                                                                                   ----------
      Net realized gain (loss)                                                                                  3,683,755
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                     1,756,374
    Financial futures contracts                                                         4,467
                                                                                   ----------
      Net change in unrealized appreciation (depreciation)                                                      1,760,841
                                                                                                              -----------
  Net realized and unrealized gain (loss) on investments                                                        5,444,596
                                                                                                              -----------
Net Increase in Net Assets from Operations                                                                    $ 5,461,908
                                                                                                              ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                       Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------------------------
                                                                                    For the                    For the
                                                                                  Year Ended                Year Ended
                                                                              September 30, 2007        September 30, 2006
                                                                             --------------------       --------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income (loss)                                                   $     17,312                $   (32,907)
  Net realized gain (loss)                                                          3,683,755                  3,538,082
  Change in net unrealized appreciation (depreciation)                              1,760,841                 (1,959,349)
  Net increase from payments by affiliates                                                 --                      6,357
                                                                                 ------------                -----------
  Net increase (decrease) in net assets from investment operations                  5,461,908                  1,552,183
                                                                                 ------------                -----------
Distributions to Shareholders (Note 1E)
  From net realized gains on investments                                           (1,270,011)                        --
                                                                                 ------------                -----------
  Total distributions to shareholders                                              (1,270,011)                        --
                                                                                 ------------                -----------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                  7,037,277                     99,425
  Value of shares issued to shareholders in reinvestment of distibutions            1,270,011
  Cost of shares redeemed (net of redemption fees of $221 and $0, respectively)   (10,455,435)                  (972,218)
                                                                                 ------------                -----------
  Net increase (decrease) in net assets from Fund share transactions               (2,148,147)                 (872,793)
                                                                                 ------------                -----------
Total Increase (Decrease) in Net Assets                                             2,043,750                    679,390
Net Assets
  At beginning of year                                                             20,388,554                 19,709,164
                                                                                 ------------                -----------
  At end of year (including undistributed
    net investment income of $17,312 and $0, respectively)                       $ 22,432,304                $20,388,554
                                                                                 ============                ===========

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                               Year Ended September 30,
                                                               -------------------------------------------------------------------
                                                                 2007            2006          2005          2004         2003
                                                               --------        --------       -------      --------      -------
Net Asset Value, Beginning of Year                             $  14.92        $  13.84       $  11.26     $   9.48      $  7.10
                                                               --------        --------       --------     --------      -------
From Operations:
  Net investment income (loss)*(a)                                 0.01           (0.02)         (0.04)       (0.08)       (0.01)
  Net realized and unrealized gains (loss) on investments          3.74(b)         1.10           2.62         1.86(b)      2.39(b)
  Net increase from payments by affiliates                            -            0.00(c)           -            -            -
                                                               --------        --------        -------     --------      -------
Total from operations                                              3.75            1.08           2.58         1.78         2.38
                                                               --------        --------        -------     --------      -------
Less Distributions to Shareholders:
  From net investment income                                          -               -              -            -        (0.00)(c)
  From net realized gains on investments                          (1.01)              -              -            -            -
                                                               --------        --------        -------     --------      -------
Total distributions to shareholders                               (1.01)              -              -            -        (0.00)(c)
                                                               --------        --------        -------     --------      -------
Net Asset Value, End of Year                                   $  17.66        $  14.92       $  13.84     $  11.26      $  9.48
                                                               ========        ========       ========     ========      =======
Total Return (d)                                                  26.31%           7.80%(e)      22.91%       18.78%       33.54%

Ratios/Supplemental data:
  Expenses (to average daily net assets)*                          1.00%           1.00%          1.00%        0.98%        0.74%
  Net Investment Income (to average daily net assets)*             0.07%          (0.16%)        (0.32%)      (0.69%)      (0.17%)
  Portfolio Turnover                                                180%            161%           167%         157%         252%
  Net Assets, End of Year (000's omitted)                      $ 22,432        $ 20,389       $ 19,709     $ 19,222      $21,852

-------------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbusement, would have been:

   Net investment income per share (a)                         $  (0.03)       $  (0.07)      $  (0.09)    $  (0.12)     $ (0.07)
   Ratios (to average daily net assets):
      Expenses                                                     1.23%           1.29%          1.38%        1.33%        1.40%
      Net investment income (loss)                                (0.16%)         (0.45%)        (0.70%)      (1.04%)      (0.83%)

(a)  Calculated using the average shares outstanding.
(b) Amounts include litigation proceeds received by the Fund of $0.19 for the year ended September 30, 2007, $0.03 for the year ended September 30, 2004 and $0.01 for the year ended September 30, 2003 relating to securities litigation.
(c)  Calculates to less than $0.01 per share.
(d)  Total return would have been lower in the absence of expense waivers.
(e) For the year ended September 30, 2006, 0.03% of the Fund's return consisted of a payment by the advisor to compensate the Fund for a trading error. Excluding this payment, total return was 7.77%.

    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------
(1) Organization and Significant Accounting Policies:

    Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small/Mid Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

    The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap and mid cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2500 Growth Index. The Fund may also invest in equity index futures based on the Russell 2000 and S&P Midcap indices, and exchange traded funds based upon the Russell 2500 Growth Index.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    A. Investment security valuations

    Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Funds net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

    Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

    Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

    B. Securities transactions and income

    Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

    C. Distributions to shareholders

    Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales and the timing of recognition of realized and unrealized gains and losses on futures contracts.

    Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain
    (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------
    D.  Expenses

    The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    E.  Commitments and contingencies

    In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

    F.  Affiliated issuers

    Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

    G.  New accounting requirements

    On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2) Investment Advisory Fee and Other Transactions With Affiliates:

    The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this arrangement, for the year ended September 30, 2007, TBCAM voluntarily waived a portion of its investment advisory fee in the amount of $55,134. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

    The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $7,511, for the year ended September 30, 2007.

    The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $67,140 for the year ended September 30, 2007.

    The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Funds lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $2,923 for the year ended September 30, 2007. See Note 7 for further details.

    The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $860 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 8 for further details.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------

    The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,250, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

    The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,828, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

    The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $1,357 for fees paid to BNY Mellon Wealth Management.

    Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

    Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3) Purchases and Sales of Investments:

    Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                          Purchases                 Sales
                                        =============           =============
    Non-U.S. Government Securities       $ 45,709,883            $ 40,801,248
                                        =============           =============

(4) Shares of Beneficial Interest:

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                            For the              For the
                                                                          Year Ended            Year Ended
                                                                      September 30, 2007    September 30, 2006
                                                                      ------------------    ------------------
Shares sold                                                                428,261                  6,818
Shares issued to shareholders in reinvestment of distributions              84,274                      -
Shares redeemed                                                           (608,335)               (64,826)
                                                                         ---------                -------
Net increase (decrease)                                                    (95,800)               (58,008)
                                                                         =========                ========

    At September 30, 2007, two shareholders of record held in the aggregate 71.2% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

    The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than set brokerage commissions, market impact, and other costs associated with to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund charged $221 in redemption fees which is reflected in the cost of shares redeemed.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------
(5) Federal Taxes:

    Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

    In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

    The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

             Cost for federal income tax purposes        $ 33,289,402
                                                         ============
             Gross unrealized appreciation               $  3,013,019
             Gross unrealized depreciation                   (280,343)
                                                         ------------
             Net unrealized appreciation (depreciation)  $  2,732,676
                                                         ============
             Undistributed ordinary income               $  2,149,692
             Undistributed capital gains                    1,582,377
                                                         ------------
             Total distributable earnings                $  3,732,069
                                                         ============


    The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

                                                2007          2006
                                            -----------     ---------
             Ordinary income                          -             -
             Capital gains                  $ 1,270,011             -
                                            ===========     =========

(6) Financial Instruments:

    In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

    The Fund may trade the following financial instruments with off-balance sheet risk:

    Futures contracts

    The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

    At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

                         Notes to Financial Statements
--------------------------------------------------------------------------------
(7) Security Lending:

    The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

    The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $118,385 of which $111,528 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $3,726,436 on loan of which $3,858,175 was collateralized with cash and $10,945 was collateralized with highly liquid securities. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8) Line of Credit:

    On behalf of the the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. For the year ended September 30, 2007, the Fund had average borrowings outstanding of $1,200,000 for a total of four days and incurred $767 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                  Mellon Institutional Funds Investment Trust
                  The Boston Company Small/Mid Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

    To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small/Mid Cap Growth Fund:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small/Mid Cap Growth Fund (the Fund) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    PricewaterhouseCoopers LLP
    New York, New York
    November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.


Independent Trustees


                                                                                          Number of                       Trustee
                                                                  Principal             Portfolios in     Other         Remuneration
Name (Age)                                   Term of Office     Occupation(s)            Fund Complex  Directorships  (period ended
Address, and                  Position(s)    and Length of       During Past             Overseen by     Held by       September 30,
Date of Birth               Held with Trust   Time Served         5 Years                 Trustee        Trustee           2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)         Trustee       Trustee since    Chairman Emeritus,            25           None            Fund: $563
61 Meadowbrook Road                          11/3/1986        Decision Resources, Inc.
Weston, MA 02493                                              ("DRI") (biotechnology
9/30/40                                                       research and consulting
                                                              firm); formerly Chairman
                                                              of the Board and Chief
                                                              Executive Officer, DRI

Benjamin M. Friedman (63)      Trustee       Trustee since    William Joseph Maier,         25           None            Fund: $563
c/o Harvard University                       9/13/1989        Professor of Political
Littauer Center 127                                           Economy, Harvard
Cambridge, MA 02138                                           University
8/5/44

John H. Hewitt (72)            Trustee       Trustee since    Trustee, Mertens              25           None            Fund: $563
P.O. Box 2333                                11/3/1986        House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)          Trustee       Trustee since    Trustee, Essex Street         25           None            Fund: $582
c/o Essex Street Associates                  11/3/1986        Associates (family
P.O. Box 5600                                                 investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees*

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                           Term of Office
Address, and                    Position(s)          and Length of            Principal Occupation(s)
Date of Birth                   Held with Trust      Time Served              During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------

Barbara A. McCann (46)*         President, Chief     President and CEO        Senior Vice President and Head of Operations,
BNY Mellon Asset Management     Executive Officer    since 2007; Secretary    BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                and Secretary        since 2003               Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)         Vice President,      Vice President           Vice President and Mutual Funds Controller,
BNY Mellon Asset Management     Treasurer and        since 1999;              BNY Mellon Asset Management; formerly Assistant
One Boston Place                Chief Financial      Treasurer                Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                Officer              since 2002               Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)**       Assistant Vice       Since 1996               First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management     President                                     Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                              Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                              Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)           Chief                Since 2005               First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management     Compliance                                    Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                Officer                                       Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM



* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
** Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
   Trust.

                                MELLON INSTITUTIONAL FUNDS
                                One Boston Place
                                Boston, MA 02108-4408
                                800.221.4795
                                www.melloninstitutionalfunds.com

                                                                      6928AR0907

                                                      MELLON INSTITUTIONAL FUNDS


Annual Report                                         The Boston Company
                                                      Small Cap Growth Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Small-cap stocks rallied early in the reporting period amid moderate economic growth, stable short-term interest rates and rising corporate earnings. At the time, investors maintained an ample appetite for risk, which benefited shares of smaller companies more than their larger counterparts. However, the market environment changed dramatically in mid-June 2007, when credit concerns in the sub-prime mortgage sector spread to other areas of the financial markets. In the ensuing market turbulence, newly risk-averse investors engaged in a "flight to quality," and larger, higher-quality companies returned to favor.

The Federal Reserve Board attempted to improve market liquidity by reducing key short-term interest rates in August and September. These moves bolstered investor confidence that a recession could be avoided, sparking a market rally late in the reporting period.

For the 12-month period ended September 30, 2007, The Boston Company Small Cap Growth Fund returned 19.61% as compared to the fund's benchmark, the Russell 2000 Growth Index, which returned 18.94% over the same period. The fund enjoyed strong relative returns from exposure to the Energy, Healthcare, Industrials, and Materials sectors. Within Energy, investments in both the equipment and services and the consumable fuels segments were strong contributors to performance, as strong stock selection led to significantly higher returns relative to the benchmark. Exploration and production companies such as Arena Resources, Cabot Oil & Gas, and Penn Virginia Corp. were among the stronger performers, while equipment and services stocks W-H Energy Services, T-3 Energy Services, and Oil States led this group higher. Healthcare also proved to be a relatively strong area for the portfolio, led by pharmaceuticals, biotechnology, and equipment and suppliers. Sirtris Pharmaceuticals, Inc., a biopharmaceutical company, enjoyed strong returns as the company has had success with emerging treatments for aging and effects thereof. Within equipment and supplies, we benefited from investments in diversified diagnostic and medical device companies Cytyc Corp. and Viasys Healthcare Inc., as well as, biotechnology companies Sima Therapeutics, InterMune Inc., and Sangamo BioSciences, Inc. Industrials continued to hold up well relative to the benchmark, benefiting from strength among our portfolio selections in the electrical equipment, commercial services, and transportation infrastructure segments, while our Materials investments rose sharply on continued strength in the metal commodities and agriculture chemicals due to the ethanol push which has driven corn harvesting to an all-time high.

Conversely, the portfolio was affected negatively by exposure to the Information Technology and Consumer Discretionary sectors. With regard to Information Technology, the portfolio's investments in the semiconductors, computers and peripherals, and software segments underperformed relative to the benchmark. Rudolph Technologies, a provider of process control metrology and data analysis systems for the semiconductor industry, fell as weakness in demand from memory manufacturers hurt revenues. The portfolio also saw declines in high performance chip and software provider Ikanos Communications, scalable server manufacturer Rackable Systems, and business software provider BEA Systems. Within the Consumer Discretionary sector, exposure to the catalog/internet retail area hurt on a relative basis as this was among the best performing segments within the sector for the Index and our investments in US Auto Parts Network and Shutterfly Inc. declined.

As we move into the fourth quarter, we believe that the slower U.S. economy will continue to challenge our focus on uncovering companies that can grow in spite of this deceleration. We, as always, are sensitive to valuation and fundamentals that belie a company's ability to achieve and sustain growth.

B. Randall Watts, Jr., CFA                 P. Hans von der Luft
Portfolio Manager                          Portfolio Manager
The Boston Company Asset Management, LLC   The Boston Company Asset Management, LLC

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       Small Cap Growth Fund and the Russell 2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                                TBC
         PERIOD         Small Cap Growth Fund    Russell 2000 Growth Index *
         9/30/97              100,000                     100,000
        12/31/97               91,558                      91,804
         3/31/98              106,275                     102,712
         6/30/98              101,098                      96,813
         9/30/98               82,165                      75,166
        12/31/98              104,648                      92,933
         3/31/99              122,730                      91,372
         6/30/99              139,925                     104,845
         9/30/99              141,441                      99,690
        12/31/99              238,250                     132,980
         3/31/00              278,603                     145,324
         6/30/00              258,785                     134,611
         9/30/00              242,716                     129,263
        12/31/00              189,023                     103,153
         3/31/01              151,563                      87,470
         6/30/01              175,887                     103,193
         9/30/01              132,629                      74,215
        12/31/01              155,458                      93,634
         3/31/02              153,963                      91,799
         6/30/02              135,437                      77,391
         9/30/02              112,290                      60,738
        12/31/02              116,141                      65,299
         3/31/03              111,385                      62,767
         6/30/03              133,671                      77,923
         9/30/03              146,852                      86,080
        12/31/03              168,685                      96,997
         3/31/04              180,915                     102,411
         6/30/04              179,692                     102,506
         9/30/04              171,901                      96,345
        12/31/04              194,776                     110,874
         3/31/05              187,211                     103,306
         6/30/05              195,274                     106,900
         9/30/05              209,724                     113,654
        12/31/05              211,037                     115,478
         3/31/06              235,815                     132,064
         6/30/06              224,717                     122,489
         9/30/06              225,079                     120,337
        12/31/06              244,149                     130,890
         3/31/07              247,818                     134,130
         6/30/07              265,393                     143,101
         9/30/07              269,108                     143,123


                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
          1 Year        3 Years        5 Years        10 Years       12/23/1996
--------------------------------------------------------------------------------
Fund      19.61%        16.11%         19.11%          10.41%          13.52%

*  Source: Lipper Inc.
Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

         Mellon Institutional Funds Investment Trust The Boston Company
                              Small Cap Growth Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                       Expenses Paid
                                       Beginning               Ending                  During Period+
                                     Account Value           Account Value             April 1, 2007
                                     April 1, 2007         September 30, 2007       to September 30, 2007
---------------------------------------------------------------------------------------------------------
Actual                                 $1,000.00               $1,085.70                   $5.70
Hypothetical (5% return
  per year before expenses)            $1,000.00               $1,019.55                   $5.57

--------
+ Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Percentage of
Top Ten Holdings*                                 Sector                          Investments
----------------------------------------------------------------------------------------------
Respironics, Inc.                                 Health Care                         1.8%
Hologic, Inc.                                     Health Care                         1.7
Wright Medical Group, Inc.                        Health Care                         1.6
NeuStar, Inc., Class A                            Telecommunication Services          1.5
Bucyrus International, Inc., Class A              Industrials                         1.5
Penn Virginia Corp.                               Energy                              1.5
Bright Horizons Family Solutions, Inc.            Consumer Discretionary              1.4
Pediatrix Medical Group, Inc.                     Health Care                         1.4
Psychiatric Solutions, Inc.                       Health Care                         1.3
Copart, Inc.                                      Industrials                         1.3
                                                                                     ----
                                                                                     15.0%

* Excludes short-term securities and investment of cash collateral.

                                             Percentage of
Economic Sector Allocation                     Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary                            11.3%
Consumer Staples                                   4.8
Energy                                             6.7
Financials                                         7.6
Health Care                                       22.4
Industrials                                       12.3
Materials                                          5.3
Technology                                        22.8
Telecommunication Service                          1.4
Utilities                                          0.8
Short-term and Other Assets                        4.6
                                                 -----
                                                 100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--118.3%
Equities--95.4%
Consumer Discretionary--11.3%
Bright Horizons Family Solutions, Inc.                             58,670 (a)           2,513,423
DeVry, Inc.                                                        24,710                 914,517
Entravision Communications Corp., Class A                         111,610 (a,b)         1,029,044
Iconix Brand Group, Inc.                                           70,460 (a)           1,676,243
Interface, Inc., Class A                                          126,420               2,281,881
J.Crew Group, Inc.                                                 13,970 (a,b)           579,755
Lions Gate Entertainment Corp.                                    202,380 (a)           2,086,538
Pacific Sunwear of California, Inc.                                92,590 (a)           1,370,332
Red Robin Gourmet Burgers, Inc.                                    33,490 (a)           1,436,721
Skechers USA, Inc., Class A                                        44,520 (a,b)           983,892
Steiner Leisure Ltd.                                               47,290 (a)           2,052,386
Texas Roadhouse, Inc., Class A                                    159,330 (a,b)         1,864,161
True Religion Apparel, Inc.                                        63,520 (a,b)         1,117,952
WMS Industries, Inc.                                               36,020 (a,b)         1,192,262
                                                                                       21,099,107

Consumer Staples--4.8%
Hain Celestial Group, Inc.                                         47,420 (a,b)         1,523,605
Hansen Natural Corp.                                               26,760 (a)           1,516,757
Inter Parfums, Inc.                                                69,370 (b)           1,641,988
Longs Drug Stores Corp.                                            44,730               2,221,739
Nu Skin Enterprises, Inc., Class A                                 63,200               1,021,312
Ruddick Corp.                                                      31,220               1,047,119
                                                                                        8,972,520

Energy--6.7%
Alpha Natural Resources, Inc.                                      55,000 (a)           1,277,650
Berry Petroleum Co., Class A                                       36,030 (b)           1,426,428
Dril-Quip, Inc.                                                    11,470 (a)             566,044
Oil States International, Inc.                                     25,630 (a,b)         1,237,929
Overseas Shipholding Group, Inc.                                   14,770               1,134,779
Parallel Petroleum Corp.                                           68,210 (a,b)         1,158,888
Penn Virginia Corp.                                                59,260               2,606,255
T-3 Energy Services, Inc.                                          40,590 (a)           1,730,758
W-H Energy Services, Inc.                                          18,700 (a)           1,379,125
                                                                                       12,517,856

Financials--7.6%
Arch Capital Group Ltd.                                            23,610 (a)           1,756,820
First Cash Financial Services, Inc.                                66,650 (a)           1,560,943


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-------------------------------------------------------------------------------------------------
Financials (continued)
First Mercury Financial Corp.                                      72,360 (a)           1,556,464
GFI Group, Inc.                                                    13,100 (a,b)         1,128,172
Hallmark Financial Services, Inc.                                  35,660 (a)             501,023
Max Capital Group Ltd.                                             43,790               1,227,872
Montpelier Re Holdings Ltd.                                        64,290               1,137,933
OptionsXpress Holdings, Inc.                                       65,540               1,713,216
Portfolio Recovery Associates, Inc.                                17,740 (b)             941,462
RLI Corp.                                                          16,910                 959,135
Waddell & Reed Financial, Inc., Class A                            67,620               1,827,769
                                                                                       14,310,809

Health Care--22.4%
Amedisys, Inc.                                                     31,180 (a)           1,197,936
Applera Corp.- Celera Genomics Group                               76,080 (a,b)         1,069,685
Array Biopharma, Inc.                                              70,750 (a,b)           794,523
Arrow International, Inc.                                          34,920               1,588,511
Covance, Inc.                                                      23,010 (a)           1,792,479
Cytyc Corp.                                                        24,840 (a)           1,183,626
Dexcom, Inc.                                                       23,440 (a,b)           234,166
Enzon Pharmaceuticals, Inc.                                       137,100 (a,b)         1,207,851
Exelixis, Inc.                                                    110,810 (a,b)         1,173,478
Hologic, Inc.                                                      50,140 (a,b)         3,058,540
Integra LifeSciences Holdings Corp.                                27,590 (a,b)         1,340,322
MGI Pharma, Inc.                                                   33,630 (a)             934,241
Natus Medical, Inc.                                               139,810 (a,b)         2,228,571
NuVasive, Inc.                                                     17,500 (a,b)           628,775
NxStage Medical, Inc.                                              42,250 (a)             612,202
Pediatrix Medical Group, Inc.                                      38,230 (a)           2,501,007
PerkinElmer, Inc.                                                  65,280               1,906,829
Phase Forward, Inc.                                                55,050 (a)           1,101,550
Poniard Pharmaceuticals, Inc.                                     101,930 (a,b)           577,943
Psychiatric Solutions, Inc.                                        60,940 (a)           2,393,723
Respironics, Inc.                                                  66,250 (a)           3,181,987
Sangamo Biosciences, Inc.                                          53,980 (a,b)           761,658
Sirtris Pharmaceuticals, Inc.                                      64,690 (a,b)         1,104,905
Thermo Fisher Scientific, Inc.                                     38,490 (a)           2,221,643
Thoratec Corp.                                                     73,480 (a,b)         1,520,301
TomoTherapy, Inc.                                                  32,330 (a)             751,026
VCA Antech, Inc.                                                   48,690 (a)           2,032,807
Wright Medical Group, Inc.                                        103,330 (a,b)         2,771,311
                                                                                       41,871,596


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
Industrials--12.3%
AAR Corp.                                                          32,800 (a)             995,152
Bucyrus International, Inc., Class A                               37,040               2,701,327
Copart, Inc.                                                       68,840 (a)           2,367,408
Endeavor Acquisition Corp.                                         50,390 (a,b)           597,121
Hub Group, Inc., Class A                                           43,900 (a,b)         1,318,317
Hurco Companies, Inc.                                              12,850 (a)             694,671
McGrath RentCorp.                                                  49,810 (b)           1,655,684
MSC Industrial Direct Co. Inc., Class A                            43,880               2,219,889
OceanFreight, Inc.                                                 27,160                 631,198
Quanta Services, Inc.                                              30,600 (a,b)           809,370
Ritchie Bros. Auctioneers, Inc.                                    33,210               2,161,971
Stanley, Inc.                                                      66,930 (a)           1,843,921
Stericycle, Inc.                                                   20,560 (a)           1,175,210
UAP Holding Corp.                                                  47,450 (b)           1,488,032
URS Corp.                                                           9,210 (a)             519,904
Washington Group International, Inc.                               21,530 (a,b)         1,890,549
                                                                                       23,069,724

Materials--5.3%
American Vanguard Corp.                                            47,910 (b)             935,203
Century Aluminum Co.                                               42,310 (a,b)         2,227,622
Flotek Industries, Inc.                                            12,390 (a)             547,018
H.B. Fuller Co.                                                    36,570               1,085,398
Horsehead Holding Corp.                                            28,350 (a)             635,607
Kinross Gold Corp.                                                 71,110 (a)           1,065,228
Schnitzer Steel Industries, Inc., Class A                          15,470 (b)           1,133,796
Silver Wheaton Corp.                                              157,600 (a,b)         2,209,552
                                                                                        9,839,424

Technology--22.8%
ADC Telecommunications, Inc.                                       29,130 (a)             571,239
AMIS Holdings, Inc.                                                94,220 (a)             914,876
Arris Group, Inc.                                                  24,570 (a)             303,440
Atheros Communications, Inc.                                       39,350 (a,b)         1,179,320
Bankrate, Inc.                                                     25,730 (a,b)         1,186,668
ChipMOS TECHNOLOGIES (Bermuda) Ltd.                               183,680 (a,b)         1,100,243
Dice Holdings, Inc.                                                 4,100 (a)              42,148
Diodes, Inc.                                                       42,745 (a,b)         1,372,114
DivX, Inc.                                                         48,260 (a)             717,626
Epicor Software Corp.                                              79,640 (a,b)         1,096,643
Euronet Worldwide, Inc.                                            15,000 (a)             443,280


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-------------------------------------------------------------------------------------------------
Technology (continued)
FLIR Systems, Inc.                                                 25,060 (a,b)         1,388,073
Forrester Research, Inc.                                           41,280 (a)             972,970
Foundry Networks, Inc.                                             82,190 (a)           1,460,516
Informatica Corp.                                                 130,280 (a)           2,045,396
Internap Network Services Corp.                                    79,900 (a,b)         1,132,183
Intervoice, Inc.                                                  109,730 (a,b)         1,030,365
Lawson software, Inc.                                              95,890 (a,b)           959,859
MasTec, Inc.                                                       75,840 (a,b)         1,067,069
Microsemi Corp.                                                    71,560 (a,b)         1,995,093
MIPS Technologies, Inc.                                           122,710 (a,b)           969,409
MPS Group, Inc.                                                    35,990 (a)             401,288
Net Gear, Inc.                                                     63,670 (a,b)         1,936,841
Netscout Systems, Inc.                                            146,240 (a)           1,594,016
Online Resources Corp.                                             58,300 (a)             736,912
OpNext, Inc.                                                       77,180 (a)             895,288
QAD, Inc.                                                          60,620 (b)             524,969
RealNetworks, Inc.                                                235,210 (a)           1,594,724
RF Micro Devices, Inc.                                            216,770 (a)           1,458,862
SkillSoft PLC ADR                                                  70,620 (a)             634,874
Solera Holdings, Inc.                                             100,040 (a)           1,799,720
Tech Data Corp.                                                    26,860 (a)           1,077,623
Tessera Technologies, Inc.                                         61,000 (a)           2,287,500
The Ultimate Software Group, Inc.                                  29,470 (a,b)         1,028,503
TheStreet.com, Inc.                                                59,190                 716,791
Trident Microsystems, Inc.                                         42,050 (a)             668,175
TriQuint Semiconductor, Inc.                                      159,130 (a)             781,328
Virtusa Corp.                                                      41,850 (a)             627,750
Wright Express Corp.                                               50,580 (a,b)         1,845,664
                                                                                       42,559,358
Telecommunication Services--1.4%
NeuStar, Inc., Class A                                             80,440 (a,b)         2,758,288
Utilities--0.8%
Ormat Technologies, Inc.                                           31,260               1,448,588
Total Equities (Cost $166,097,456)                                                    178,447,270

SHORT-TERM INVESTMENTS--0.3%            Rate       Maturity     Par Value
                                        ----       --------     ---------
U.S. Government--0.3%
U.S. Treasury Bill (Cost $505,856)     3.90%      12/13/2007      510,000 (c,d)           506,227


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL--22.6%
BlackRock Cash Strategies L.L.C. (Cost $42,170,562)            42,170,562            42,170,562
TOTAL UNAFFILIATED INVESTMENTS (Cost $208,773,874)                                  221,124,059

AFFILIATED INVESTMENTS--10.1%
Dreyfus Institutional Preferred Plus Money Market Fund
(Cost $18,951,731)                                             18,951,731 (e)        18,951,731
                                                                                    -----------

TOTAL INVESTMENTS--128.4% (Cost $227,725,605)                                       240,075,790
LIABILITIES IN EXCESS OF OTHER ASSETS--(28.4%)                                      (53,085,249)
                                                                                    -----------
NET ASSETS--100%                                                                    186,990,541
                                                                                    ===========

Notes to Schedule of Investments:
ADR--American Depository Receipt
a  Non-income producing security.
b Security, or a portion of thereof, was on loan at September 30, 2007. c Denotes all or part of security segregated as collateral for futures transactions.
d  Rate noted is yield to maturity.
e  Affiliated institutional money market fund.

At September 30, 2007 the fund held the following futures contracts:

                                                                          Underlying Face      Unrealized
Contract                              Position       Expiration Date      Amount at Value      Appreciation
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index (17 Contracts)       Long           11/30/2007           $6,912,200           $ 9,001
                                                                                                 =======

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

             Statement of Assets and Liabilities September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investments in securities (Note 1A) (including securities on loan, valued at $39,905,520 (Note 7))
    Unaffiliated issuers, at value (cost $208,773,874)                                                                 $221,124,059
    Affiliated issuers, at value (Note 1F) (cost $18,951,731)                                                            18,951,731
  Cash collateral at broker for futures contracts                                                                           205,000
  Receivable for investments sold                                                                                         4,291,977
  Receivable for Fund shares sold                                                                                           504,089
  Interest and dividends receivable                                                                                          99,847
  Prepaid expenses                                                                                                           12,693
                                                                                                                       ------------
    Total assets                                                                                                        245,189,396
Liabilities
  Collateral for securities on loan (Note 7)                                                            $42,170,562
  Payable for investments purchased                                                                      15,697,382
  Payable for Fund shares redeemed                                                                          123,809
  Payable for variation margin on open futures contracts (Note 6)                                            90,532
  Accrued accounting, administration, custody and transfer agent fees (Note 2)                               43,307
  Accrued professional fees                                                                                  33,509
  Accrued administrator service fees (Note 2)                                                                32,426
  Accrued trustees' fees and expenses (Note 2)                                                                4,047
  Accrued chief compliance officer fee (Note 2)                                                                 367
  Other accrued expenses and liabilities                                                                      2,914
                                          -                                                             -----------
    Total liabilities                                                                                                    58,198,855
                                                                                                                       ------------
Net Assets                                                                                                             $186,990,541
                                                                                                                       ============
Net Assets consist of:
  Paid-in capital                                                                                                      $177,642,977
  Accumulated net realized loss                                                                                          (3,011,622)
  Net unrealized appreciation                                                                                            12,359,186
                                                                                                                       ------------
Total Net Assets                                                                                                       $186,990,541
                                                                                                                       ============
Shares of beneficial interest outstanding                                                                                 3,147,367
                                                                                                                       ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                                      $      59.41
                                                                                                                       ============


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

          Statement of Operations For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments (net of foreign withholding taxes of $1,567)                            $   354,920
  Dividend income from affiliated investments (Note 1F)                                                                     447,500
  Securities lending income (Note 7)                                                                                        122,749
  Interest income                                                                                                            13,823
                                                                                                                        -----------
    Total investment Income                                                                                                 938,992
Expenses
  Investment advisory fee (Note 2)                                                                    $  840,178
  Accounting, administration, custody and transfer agent fees (Note 2)                                   149,404
  Administrative service fees (Note 2)                                                                    70,755
  Professional fees                                                                                       42,517
  Registration fees                                                                                       18,040
  Trustees' fees and expenses (Note 2)                                                                    10,641
  Insurance expense                                                                                        3,515
  Miscellaneous expenses                                                                                  18,819
                                                                                                      ----------
  Total Expenses                                                                                                          1,153,869
                                                                                                                        -----------
    Net investment loss                                                                                                    (214,877)
                                                                                                                        -----------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                        6,906,151
    Financial futures transactions                                                                      (608,789)
                                                                                                      ----------
      Net realized gain (loss)                                                                                            6,297,362
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                        9,849,143
    Financial futures contracts                                                                           15,160
                                                                                                      ----------
      Change in net unrealized appreciation (depreciation)                                                                9,864,303
                                                                                                                        -----------
        Net realized and unrealized gain (loss)                                                                          16,161,665
                                                                                                                        -----------
Net Increase in Net Assets from Operations                                                                              $15,946,788
                                                                                                                        ===========


    The accompanying notes are an integral part of the financial statements.


                                       12

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          For the                 For the
                                                                         Year Ended              Year Ended
                                                                     September 30, 2007      September 30, 2006
                                                                     ------------------      ------------------
Increase (Decrease) in Net Assets:

From Operations
Net investment income (loss)                                           $    (214,877)          $    (112,295)
  Net realized gain (loss)                                                 6,297,362               6,830,406
  Change in net unrealized appreciation (depreciation)                     9,864,303              (4,066,139)
                                                                       -------------           -------------
  Net increase (decrease) in net assets from operations                   15,946,788               2,651,972
                                                                       -------------           -------------
Capital Transactions
  Net proceeds from sale of shares                                       146,946,424              11,509,182
  Cost of shares redeemed (net of redemption fees
    of $9,445 and $3,100, respectively)                                  (18,005,464)             (8,381,712)
                                                                       -------------           -------------
  Net increase (decrease) in net assets from Fund share transactions     128,940,960               3,127,470
                                                                       -------------           -------------
Total Increase (Decrease) in Net Assets                                  144,887,748               5,779,442

Net Assets
  At beginning of year                                                    42,102,793              36,323,351
                                                                       -------------           -------------
  At end of year                                                       $ 186,990,541           $  42,102,793
                                                                       =============           =============


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Year Ended September 30,
                                                                ------------------------------------------------------------
                                                                   2007           2006       2005     2004(a)      2003(a)
                                                                --------        -------    -------    -------      -------
Net Asset Value, Beginning of Year                              $  49.67        $ 46.30    $ 37.95    $ 32.41      $ 24.78
                                                                --------        -------    -------    -------      -------
From Investment Operations:
   Net investment income (loss)* (b)                               (0.11)         (0.14)     (0.20)     (0.33)       (0.11)
   Net realized and unrealized gains (loss) on investments          9.85(c)        3.51       8.55       5.87(c)      7.74(c)
                                                                --------        -------    -------    -------      -------
Total from operations                                               9.74           3.37       8.35       5.54         7.63
                                                                --------        -------    -------    -------      -------
Net Asset Value, End of Year                                    $  59.41        $ 49.67    $ 46.30    $ 37.95      $ 32.41
                                                                ========        =======    =======    =======      =======
Total Return (d)                                                   19.61%          7.28%     22.00%     17.09%       30.79%
Ratios/Supplemental data:
   Expenses (to average daily net assets)* (e)                      1.09%          1.10%      1.17%      1.18%        1.00%
   Net Investment Income (Loss)(to average daily net assets)*      (0.20)%        (0.30)%    (0.48)%    (0.87)%      (0.42)%
   Portfolio Turnover (f)                                            175%(f)        166%       135%       153%         261%
   Net Assets, End of Year (000's omitted)                      $186,991        $42,103    $36,323    $18,274      $21,168

--------
*  The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios, without waivers and reimbursement, would have been:
   Net investment income (loss) per share                            N/A         $(0.28)   $ (0.31)   $ (0.40)     $ (0.30)
   Ratios (to average daily net assets):
     Expenses (e)                                                    N/A           1.38%      1.41%      1.37%        1.66%
     Net investment income (loss)                                    N/A          (0.58)%    (0.72)%    (1.06)%      (1.08)%

(a) Prior to August 31, 2005, the Fund offered two classes of shares:
    Institutional Class and Service Class. The financial highlights for periods prior to the year ended September 30, 2005, represent those of the Institutional Class.
(b) Calculated based on average shares outstanding.
(c) Amounts include litigation proceeds received by the Fund of $0.01 for the year ended September 30, 2007, $0.06 for the year ended September 30, 2004 and less than $0.01 for the year ended September 30, 2003.
(d) Total return would have been lower in the absence of expense waivers.
(e) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the TBC Small Cap Growth Portfolio's (the "Portfolio") allocated expenses.
(f) On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)    Organization and Significant Accounting Policies:

       Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

       The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. The Fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.

       Prior to September 20, 2007, the Fund had invested substantially all of its investable assets in The Boston Company Small Cap Growth Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, a New York trust. The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. On September 19, 2007, the Fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed its stated liabilities, in exchange for its interests in the Portfolio. This redemption in kind transaction was effected based upon the net assets value of the Fund's interest in the portfolio. Effective September 20, 2007, the Fund began investing directly in securities. Accordingly, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all the activities of both the Fund and the Portfolio.

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

       A. Investment security valuations

       Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

       Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

       Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

       B. Securities transactions and income

       Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

       C. Distributions to shareholders

       Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

       Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to losses deferred due to wash sales, capital loss carryovers and the timing of recognition of realized and unrealized gains and losses on futures contracts.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

       Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

       D. Expenses

       The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

       E. Commitments and contingencies

       In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

       F. Affiliated issuers

       Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

       G. New Accounting Requirements

       On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)    Investment Advisory Fee and Other Transactions With Affiliates:

       The investment advisory fee paid to TBCAM for overall investment advisory and administrative services and general office facilities is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets.

       The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $11,331, for the year ended September 30, 2007.

       The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $138,073 for the year ended September 30, 2007.

       The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund was charged $52,515 for the year ended September 30, 2007. See Note 7 for further details.

       The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $188 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See
       Note 8 for further details.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

       The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,250, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

       The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $3,780, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

       The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $15,210 for fees payable to BNY Mellon Private Wealth Management.

       Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

       Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)    Purchases and Sales of Investments:

       Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                Purchases              Sales
                                              ------------          ------------
       Non-U.S. Government Securities         $292,521,409          $171,082,941
                                              ============          ============

(4)    Shares of Beneficial Interest:

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              For the               For the
                                            Year Ended            Year Ended
                                        September 30, 2007    September 30, 2006
                                        ------------------    ------------------
       Shares sold                           2,620,743             237,244
       Shares redeemed                        (321,030)           (174,108)
                                             ---------              ------
       Net increase (decrease)               2,299,713              63,136
                                             =========              ======

       At September 30, 2007, three shareholders of record held in the aggregate 63.5% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

       The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund received $9,445 in redemption fees which are reflected in the cost of shares redeemed.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)    Federal Taxes:

       Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

       In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

       The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

               Cost for federal income tax purposes         $228,047,067
                                                            ============
               Gross unrealized appreciation                $ 15,080,325
               Gross unrealized depreciation                  (3,051,602)
                                                            ------------
               Net unrealized appreciation (depreciation)   $ 12,028,723
                                                            ============

       At September 30, 2007, the Fund, for federal income tax purposes, has capital loss carryovers which will reduce the Fund's taxable income arising from net realized gain on investment, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are as follows:

               Capital Loss
                Carry Over                   Expiration Date
                ----------                   ---------------
                $  384,833                      9/30/2010
                $2,296,326                      9/30/2011

       It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

       For the year ended September 30, 2007, the Fund utilized $6,562,115 in capital loss carry forwards.

(6)    Financial Instruments:

       In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

       The Fund may trade the following financial instruments with off-balance sheet risk:

       Futures contracts

       The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

       At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

(7)    Security Lending:

       The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

       The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $1,173,473 of which $1,050,724 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $39,905,520 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)    Line of Credit:

       On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.

       For the year ended September 30, 2007, the Fund did not borrow from the line of credit.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Growth Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

       To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Growth Fund:

       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Growth Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

       PricewaterhouseCoopers LLP
       New York, New York
       November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                        Trustee
                                                                Principal            Portfolios in     Other         Remuneration
Name (Age)                                  Term of Office    Occupation(s)          Fund Complex   Directorships    (period ended
Address, and                 Position(s)    and Length of      During Past            Overseen by      Held by        September 30,
Date of Birth             Held with Trust    Time Served         5 Years               Trustee         Trustee           2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,            25             None         Fund: $793
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.                                Portfolio: $500
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,         25             None         Fund: $793
c/o Harvard University                      9/13/1989       Professor of Political                                  Portfolio: $500
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens              25             None         Fund: $793
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)                                   Portfolio: $500
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street         25             None         Fund: $840
c/o Essex Street Associates                 11/3/1986       Associates (family                                      Portfolio: $500
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None *

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                             Term of Office
Address, and                        Position(s)         and Length of                     Principal Occupation(s)
Date of Birth                     Held with Trust        Time Served                        During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *          President, Chief     President and CEO       Senior Vice President and Head of Operations,
BNY Mellon Asset Management       Executive Officer    since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary        since 2003              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61
Steven M. Anderson (42)           Vice President,      Vice President          Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;             BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer               Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              since 2002              Mellon Asset Management Company, LLC
7/14/65
Denise B. Kneeland (56) **        Assistant Vice       Since 1996              First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President                                    Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                               Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                               Standish Mellon Asset Management Company, LLC
8/19/51
Mary T. Lomasney (50)             Chief                Since 2005              First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                   Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                      Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                               Vice President, State Street Research & Management
4/8/57                                                                         Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
** Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
   Trust.

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                                       23

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                                       24

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                                       25

                                   MELLON INSTITUTIONAL FUNDS
                                   One Boston Place
                                   Boston, MA 02108-4408
                                   800.221.4795
                                   www.melloninstitutionalfunds.com

                                                                      6941AR0907

                                             MELLON INSTITUTIONAL FUNDS


                                             The Boston Company
Annual Report                                Small Cap Tax-Sensitive Equity Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Small-cap stocks rallied early in the reporting period amid moderate economic growth, stable short-term interest rates and rising corporate earnings. At the time, investors maintained an ample appetite for risk, which benefited shares of smaller companies more than their larger counterparts. However, the market environment changed dramatically in mid-June 2007, when credit concerns in the sub-prime mortgage sector spread to other areas of the financial markets. In the ensuing market turbulence, newly risk-averse investors engaged in a "flight to quality," and larger, higher-quality companies returned to favor.

The Federal Reserve Board attempted to improve market liquidity by reducing key short-term interest rates in August and September. These moves bolstered investor confidence that a recession could be avoided, sparking a market rally late in the reporting period.

For the 12-month period ended September 30, 2007, The Boston Company Small Cap Tax-Sensitive Equity Fund returned 20.79% as compared to the fund's benchmark, the Russell 2000 Growth Index, which returned 18.94% over the same period. The portfolio enjoyed strong relative returns from exposure to the Energy, Healthcare, Industrials, and Materials sectors. Within Energy, investments in both the equipment and services and the consumable fuels segments were strong contributors to performance, as strong stock selection led to significantly higher returns relative to the benchmark. Exploration and production companies such as Arena Resources, Cabot Oil & Gas, and Penn Virginia Corp. were among the stronger performers, while equipment and services stocks W-H Energy Services, T-3 Energy Services, and Oil States led this group higher. Healthcare also proved to be a relatively strong area for the portfolio, led by pharmaceuticals, biotechnology, and equipment and suppliers. Sirtris Pharmaceuticals, Inc., a biopharmaceutical company, enjoyed strong returns as the company has had success with emerging treatments for aging and effects thereof. Within equipment and supplies, we benefited from investments in diversified diagnostic and medical device companies Cytyc Corp. and Viasys Healthcare Inc., as well as, biotechnology companies Sima Therapeutics, InterMune Inc., and Sangamo BioSciences, Inc. Industrials continued to hold up well relative to the benchmark, benefiting from strength among our portfolio selections in the electrical equipment, commercial services, and transportation infrastructure segments, while our Materials investments rose sharply on continued strength in the metal commodities and agriculture chemicals due to the ethanol push which has driven corn harvesting to an all-time high.

Conversely, the portfolio was negatively affected by exposure to the Information Technology and Consumer Discretionary sectors. With regard to Information Technology, the portfolio's investments in the semiconductors, computers and peripherals, and software segments underperformed relative to the benchmark. Rudolph Technologies, a provider of process control metrology and data analysis systems for the semiconductor industry, fell as weakness in demand from memory manufacturers hurt revenues. The

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

portfolio also saw declines in high performance chip and software provider Ikanos Communications, scalable server manufacturer Rackable Systems, and business software provider BEA Systems. Within the Consumer Discretionary sector, exposure to the catalog/internet retail area hurt on a relative basis as this was among the best performing segments within the sector for the Index and our investments in US Auto Parts Network and Shutterfly Inc. declined.

As we move into the fourth quarter, we believe that the slower U.S. economy will continue to challenge our focus on uncovering companies that can grow in spite of this deceleration. We, as always, are sensitive to valuation and fundamentals that belie a company's ability to achieve and sustain growth.

B. Randall Watts, Jr. CFA                       Todd W. Wakefield, CFA
Portfolio Manger                                Portfolio Manger
The Boston Company Asset Management, LLC        The Boston Company Asset Management, LLC

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company Small Cap Tax-Sensitive Equity Fund and Russell 2000 Growth Index (Unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                             TBC
    PERIOD       Small Cap Tax-Sensitive Equity     Russell 2000 Growth Index *
   9/30/97                 100,000                         100,000
   12/31/97                 91,734                         91,804
   3/31/98                 103,016                         102,712
   6/30/98                 100,242                         96,813
   9/30/98                  79,836                         75,166
   12/31/98                101,505                         92,933
   3/31/99                 114,328                         91,372
   6/30/99                 126,627                         104,845
   9/30/99                 125,364                         99,690
   12/31/99                203,698                         132,980
   3/31/00                 250,549                         145,324
   6/30/00                 230,809                         134,611
   9/30/00                 233,423                         129,263
   12/31/00                175,622                         103,153
   3/31/01                 133,369                         87,470
   6/30/01                 154,719                         103,193
   9/30/01                 117,156                         74,215
   12/31/01                137,523                         93,634
   3/31/02                 136,629                         91,799
   6/30/02                 120,863                         77,391
   9/30/02                 100,674                         60,738
   12/31/02                104,515                         65,299
   3/31/03                 100,228                         62,767
   6/30/03                 120,371                         77,923
   9/30/03                 132,163                         86,080
   12/31/03                151,905                         96,997
   3/31/04                 163,116                         102,411
   6/30/04                 161,910                         102,506
   9/30/04                 155,031                         96,345
   12/31/04                175,622                         110,874
   3/31/05                 168,743                         103,306
   6/30/05                 175,934                         106,900
   9/30/05                 189,155                         113,654
   12/31/05                190,246                         115,478
   3/31/06                 212,758                         132,064
   6/30/06                 202,801                         122,489
   9/30/06                 203,378                         120,337
   12/31/06                220,445                         130,890
   3/31/07                 224,543                         134,130
   6/30/07                 242,017                         143,101
   9/30/07                 245,603                         143,123


                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                                  Since
                                                                                Inception
                1 Year          3 Years         5 Years         10 Years         1/2/1996
------------------------------------------------------------------------------------------
Fund            20.79%           16.57%          19.54%           9.40%           12.56%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                Expenses Paid
                                                 Beginning             Ending                   During Period+
                                               Account Value        Account Value               April 1, 2007
                                               April 1, 2007      September 30, 2007        to September 30, 2007
-----------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00            $1,093.80                     $5.04

Hypothetical (5% return
  per year before expenses)                      $1,000.00            $1,020.26                     $4.86

----------
+ Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percentage of
Top Ten Holdings*                                 Sector                           Investments
-----------------------------------------------------------------------------------------------
Respironics, Inc.                                 Health Care                          1.8%
Hologic, Inc.                                     Health Care                          1.7
Wright Medical Group, Inc.                        Health Care                          1.6
NeuStar, Inc.                                     Telecommunication Services           1.5
Bucyrus International, Inc., Class A              Industrials                          1.5
Penn Virginia Corp.                               Energy                               1.5
Copart, Inc.                                      Industrials                          1.4
Pediatrix Medical Group, Inc.                     Health Care                          1.4
Bright Horizons Family Solutions, Inc.            Consumer Discretionary               1.4
Psychiatric Solutions, Inc.                       Health Care                          1.3
                                                                                     -----
                                                                                      15.1%

*Excludes short-term securities and investment of cash collateral.

                                              Percentage of
Economic Sector Allocation                      Net Assets
-----------------------------------------------------------
Consumer Discretionary                            11.2%
Consumer Staples                                   4.8
Energy                                             6.9
Financials                                         7.6
Health Care                                       22.3
Industrials                                       12.4
Materials                                          5.3
Technology                                        22.7
Telecomunication Services                          1.4
Utilities                                          0.8
Short-term and Other Assets                        4.6
                                                 -----
                                                 100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                           Value ($)
Security                                                                                 Shares            (Note 1A)
---------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--118.9%

EQUITIES--95.4%

Consumer Discretionary--11.2%
Bright Horizons Family Solutions, Inc.                                                   97,103 (a,b)       4,159,893
DeVry, Inc.                                                                              41,590             1,539,246
Entravision Communications Corp., Class A                                               173,763 (a,b)       1,602,095
Iconix Brand Group, Inc.                                                                119,570 (a,b)       2,844,570
Interface, Inc., Class A                                                                215,020 (b)         3,881,111
J.Crew Group, Inc.                                                                       22,810 (a,b)         946,615
Lions Gate Entertainment Corp.                                                          343,825 (a)         3,544,836
Pacific Sunware of California                                                           157,200 (a)         2,326,560
Red Robin Gourmet Burgers, Inc.                                                          56,210 (a)         2,411,409
Skechers USA, Inc. Class. A                                                              75,530 (a)         1,669,213
Steiner Leisure Ltd.                                                                     81,723 (a)         3,546,778
Texas Roadhouse, Inc., Class A                                                          261,630 (a,b)       3,061,071
True Religion Apparel, Inc.                                                             104,860 (a,b)       1,845,536
WMS Industries, Inc.                                                                     61,110 (a)         2,022,741
                                                                                                           35,401,674
Consumer Staples--4.8%
Hain Celestial Group, Inc.                                                               80,540 (a,b)       2,587,750
Hansen Natural Corp.                                                                     45,420 (a,b)       2,574,406
Inter Parfums, Inc.                                                                     116,960 (b)         2,768,443
Longs Drug Stores Corp.                                                                  79,480             3,947,772
Nu Skin Enterprises, Inc., Class A                                                      107,284 (b)         1,733,709
Ruddick Corp.                                                                            51,290 (b)         1,720,267
                                                                                                           15,332,347
Energy--6.9%
Alpha Natural Resources, Inc.                                                            92,660 (a,b)       2,152,492
Berry Petroleum Co., Class A                                                             60,710 (b)         2,403,509
Dril-Quip, Inc.                                                                          19,310 (a,b)         952,949
Oil States International, Inc.                                                           53,710 (a,b)       2,594,193
Overseas Shipholding Group, Inc.                                                         24,730             1,900,006
Parallel Petroleum Corp.                                                                120,410 (a,b)       2,045,766
Penn Virginia Corp.                                                                     100,240 (b)         4,408,555
T-3 Energy Services, Inc.                                                                69,282 (a,b)       2,954,184
W-H Energy Services, Inc.                                                                31,500 (a,b)       2,323,125
                                                                                                           21,734,779
Financials--7.6%
Arch Capital Group Ltd.                                                                  38,600 (a)         2,872,226
First Cash Financial Services, Inc.                                                     111,809 (a,b)       2,618,567
First Mercury Financial Corp.                                                           123,512 (a)         2,656,743


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                           Value ($)
Security                                                                                 Shares            (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Financials (continued)
GFI Group, Inc.                                                                          21,950 (a,b)       1,890,334
Hallmark Financial Services, Inc.                                                        60,880 (a)           855,364
Max Capital Group Ltd.                                                                   73,760             2,068,230
Montpelier Re Holdings Ltd.                                                             107,760             1,907,352
OptionsXpress Holdings, Inc.                                                            110,340 (b)         2,884,288
Portfolio Recovery Associates, Inc.                                                      29,660 (b)         1,574,056
RLI Corp.                                                                                28,520             1,617,654
Waddell & Reed Financial, Inc.                                                          114,130             3,084,934
                                                                                                           24,029,748

Health Care--22.3%
Amedisys, Inc.                                                                           51,860 (a,b)       1,992,461
Applera Corp.- Celera Genomics Group                                                    132,230 (a)         1,859,154
Array Biopharma, Inc.                                                                   116,100 (a,b)       1,303,803
Arrow International, Inc.                                                                60,730             2,762,608
Covance, Inc.                                                                            36,490 (a)         2,842,571
Cytyc Corp.                                                                              41,730 (a)         1,988,434
Dexcom, Inc.                                                                             40,159 (a)           401,188
Enzon Pharmaceuticals, Inc.                                                             236,496 (a,b)       2,083,530
Exelixis, Inc.                                                                          188,790 (a)         1,999,286
Hologic, Inc.                                                                            83,860 (a,b)       5,115,460
Integra LifeSciences Holdings Corp.                                                      46,450 (a,b)       2,256,541
MGI Pharma, Inc.                                                                         56,890 (a)         1,580,404
Natus Medical, Inc.                                                                     227,580 (a,b)       3,627,625
NuVasive, Inc.                                                                           29,480 (a)         1,059,216
NxStage Medical, Inc.                                                                    71,778 (a)         1,040,063
Pediatrix Medical Group, Inc.                                                            64,030 (a)         4,188,843
PerkinElmer, Inc.                                                                       110,970             3,241,434
Phase Forward, Inc.                                                                      91,690 (a,b)       1,834,717
Poniard Pharmaceuticals, Inc.                                                           171,537 (a,b)         972,615
Psychiatric Solutions, Inc.                                                             103,330 (a,b)       4,058,802
Respironics, Inc.                                                                       112,858 (a)         5,420,570
Sangamo Biosciences, Inc.                                                                90,840 (a,b)       1,281,752
Sirtris Pharmaceuticals, Inc.                                                           107,729 (a,b)       1,840,011
Thermo Fisher Scientific, Inc.                                                           67,520 (a,b)       3,897,254
Thoratec Corp.                                                                          123,230 (a,b)       2,549,629
TomoTherapy, Inc.                                                                        54,266 (a)         1,260,599
VCA Antech, Inc.                                                                         81,162 (a)         3,388,514
Wright Medical Group, Inc.                                                              175,461 (a)         4,705,864
                                                                                                           70,552,948

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                           Value ($)
Security                                                                                 Shares            (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Industrials--12.4%
AAR Corp.                                                                                55,110 (a,b)       1,672,037
Bucyrus International, Inc., Class A                                                     62,310 (b)         4,544,268
Copart, Inc.                                                                            122,370 (a)         4,208,304
Endeavor Acquisition Corp.                                                               84,890 (a,b)       1,005,947
Hub Group, Inc., Class A                                                                 74,280 (a)         2,230,628
Hurco Companies, Inc.                                                                    21,730 (a)         1,174,724
McGrath Rentcorp                                                                         84,877 (b)         2,821,311
MSC Industrial Direct Co. Inc.                                                           73,890             3,738,095
OceanFreight, Inc.                                                                       45,520             1,057,885
Quanta Services, Inc.                                                                    51,170 (a,b)       1,353,447
Ritchie Bros. Auctioneers                                                                56,400             3,671,640
Stanley, Inc.                                                                           113,770 (a,b)       3,134,364
Stericycle, Inc.                                                                         34,910 (a,b)       1,995,456
UAP Holding Corp.                                                                        79,530 (b)         2,494,061
URS Corp.                                                                                15,340 (a)           865,943
Washington Group International, Inc.                                                     36,620 (a,b)       3,215,602
                                                                                                           39,183,712

Materials--5.3%
American Vanguard Corp.                                                                  80,620 (b)         1,573,702
Century Aluminum Co.                                                                     71,220 (a,b)       3,749,733
Flotek Industries, Inc.                                                                  20,850 (a)           920,528
H.B. Fuller Co.                                                                          61,140             1,814,635
Horsehead Holding Corp.                                                                  47,850 (a,b)       1,072,797
Kinross Gold Corp.                                                                      133,580 (a)         2,001,028
Schnitzer Steel Industries, Inc.                                                         26,170 (b)         1,917,999
Silver Wheaton Corp.                                                                    265,850 (a)         3,727,217
                                                                                                           16,777,639

Technology--22.7%
ADC Telecommunications, Inc.                                                             48,970 (a)           960,302
AMIS Holdings, Inc.                                                                     158,600 (a)         1,540,006
Arris Group, Inc.                                                                        41,510 (a,b)         512,648
Atheros Communications, Inc.                                                             66,210 (a,b)       1,984,314
Bankrate, Inc                                                                            43,410 (a,b)       2,002,069
ChipMOS TECHNOLOGIES (Bermuda) LTD.                                                     311,630 (a,b)       1,866,664
Dice Holdings, Inc.                                                                      7,038  (a)            72,351
Diodes, Inc.                                                                             72,380 (a,b)       2,323,398
DivX, Inc.                                                                               84,594 (a,b)       1,257,913
Epicor Software Corp.                                                                   133,600 (a,b)       1,839,672
Euronet Worldwide, Inc.                                                                  25,500 (a)           753,576


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Value ($)
Security                                                                                 Shares           (Note 1A)
--------------------------------------------------------------------------------------------------------------------
Technology (continued)
FLIR Systems, Inc.                                                                       41,890 (a,b)       2,320,287
Forrester Research, Inc.                                                                 69,048 (a,b)       1,627,461
Foundry Networks, Inc.                                                                  139,410 (a)         2,477,316
Informatica Corp.                                                                       221,740 (a,b)       3,481,318
Internap Network Services Corp.                                                         133,750 (a)         1,895,238
Intervoice, Inc.                                                                        191,360 (a,b)       1,796,870
Lawson Software, Inc.                                                                   160,900 (a)         1,610,609
MasTec, Inc.                                                                            128,716 (a,b)       1,811,034
Microsemi Corp.                                                                         119,640 (a,b)       3,335,563
MIPS Technologies, Inc.                                                                 208,014 (a,b)       1,643,311
MPS Group, Inc.                                                                          60,360 (a)           673,014
Net Gear, Inc.                                                                          107,610 (a,b)       3,273,496
Netscout Systems, Inc.                                                                  246,290 (a)         2,684,561
Online Resources Corp.                                                                   98,100 (a,b)       1,239,984
OpNext, Inc.                                                                            134,733 (a)         1,562,903
QAD, Inc.                                                                               108,301 (b)           937,887
RealNetworks, Inc.                                                                      396,760 (a,b)       2,690,033
RF Micro Devices, Inc.                                                                  366,640 (a)         2,467,487
SkillSoft PLC ADR                                                                       121,287 (a)         1,090,370
Solera Holdings, Inc.                                                                   168,693 (a)         3,034,787
Tech Data Corp.                                                                          45,640 (a,b)       1,831,077
Tessera Technologies, Inc.                                                              103,520 (a)         3,882,000
The Ultimate Software Group, Inc.                                                        49,720 (a,b)       1,735,228
TheStreet.com, Inc.                                                                      99,962 (b)         1,210,540
Trident Microsystems, Inc.                                                               71,170 (a)         1,130,891
TriQuint Semiconductor, Inc.                                                            270,200 (a,b)       1,326,682
Virtusa Corp.                                                                            70,460 (a)         1,056,900
Wright Express Corp.                                                                     84,490 (a,b)       3,083,040
                                                                                                           72,022,800

Telecommunication Services--1.4%
NeuStar, Inc.                                                                           132,530 (a,b)       4,544,454
Utilities--0.8%
Ormat Technologies, Inc.                                                                 51,860 (b)         2,403,192
Total Equities (Cost $262,847,785)                                                                        301,983,293

SHORT-TERM INVESTMENTS--0.3%                                  Rate       Maturity      Par Value
                                                              ----       --------      ---------
U.S. Government--0.3%
U.S. Treasury Bill (Cost $912,525)                            3.90%     12/13/2007      920,000 (c,d)         913,195


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                          Value ($)
Security                                                                                 Shares           (Note 1A)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL--23.2%
BlackRock Cash Strategies L.L.C. (Cost $73,517,496)                                  73,517,496          73,517,496
TOTAL UNAFFILIATED INVESTMENTS (Cost $337,277,806)                                                      376,413,984

AFFILIATED INVESTMENTS--10.1%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $31,845,158)            31,845,158 (e)      31,845,158
                                                                                                        -----------

TOTAL INVESTMENTS--129.0% (Cost $369,122,964)                                                           408,259,142
LIABILITIES IN EXCESS OF OTHER ASSETS--(29.0%)                                                          (91,780,063)
                                                                                                        -----------
NET ASSETS--100%                                                                                        316,479,079
                                                                                                        ===========

Notes to Schedule of Investments:
ADR--American Depository Receipts
(a)  Non-income producing security.
(b)  Security, or a portion of thereof, was on loan at September 30, 2007.
(c) Denotes all or part of security segregated as collateral for futures transactions.
(d)  Rate noted is yield to maturity.
(e)  Affilated institutional money market fund.

At September 30, 2007 the Fund held the following futures contracts:

                                                                            Underlying Face        Unrealized
Contract                                 Position      Expiration Date      Amount at Value      (Depreciation)
----------------------------------------------------------------------------------------------------------------
Russell 2000 Index (5 Contracts)           Long          11/30/2007            $2,033,000           ($2,643)
                                                                                                    =======


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (Note 1A)
    (including securities on loan, valued at $70,258,013 (Note 7)):
      Unaffiliated investments (cost $337,277,806)                                                          $376,413,984
      Affiliated investments (Note 1F) (cost $31,845,158)                                                     31,845,158
  Cash collateral at broker for futures contracts                                                                260,000
  Receivable for investments sold                                                                              7,182,786
  Receivable for Fund shares sold                                                                                931,913
  Interest and dividends receivable                                                                              161,944
  Prepaid expenses                                                                                                17,754
                                                                                                            ------------
    Total assets                                                                                             416,813,539

Liabilities
  Collateral for securities on loan (Note 7)                                              $ 73,517,496
  Payable for investments purchased                                                         26,601,147
  Payable for variation margin on open futures contracts (Note 6)                               62,515
  Payable for Fund shares redeemed                                                              40,488
  Accrued accounting, custody, administration and transfer agent fees (Note 2)                  53,723
  Accrued professional fees                                                                     34,371
  Accrued administrator service fees (Note 2)                                                   15,193
  Accrued trustees' fees and expenses (Note 2)                                                   4,847
  Accrued shareholder reporting fee (Note 2)                                                     1,929
  Accrued chief compliance officer fee (Note 2)                                                    366
  Other accrued expenses and liabilities                                                         2,385
                                                                                          ------------
    Total liabilities                                                                                        100,334,460
                                                                                                            ------------
Net Assets                                                                                                  $316,479,079
                                                                                                            ============

Net Assets consist of:
  Paid-in capital                                                                                           $259,763,298
  Accumulated net realized gain                                                                               17,582,246
  Net unrealized appreciation                                                                                 39,133,535
                                                                                                            ------------
Total Net Assets                                                                                            $316,479,079
                                                                                                            ============
Shares of beneficial interest outstanding                                                                      7,334,321
                                                                                                            ============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                           $      43.15
                                                                                                            ============


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

          Statement of Operations For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments
    (net of foreign withholding taxes of $2,958)                                                    $   733,479
  Dividend income from affiliated investments (Note 1F)                                                 783,700
  Securities lending income (Note 7)                                                                    242,722
  Interest income                                                                                        24,503
                                                                                                    -----------
    Total investment income                                                                           1,784,404

Expenses
  Investment advisory fee (Note 2)                                                $  1,801,861
  Accounting, custody, administration and transfer agent fees (Note 2)                 182,879
  Administrative service fees (Note 2)                                                  59,541
  Professional fees                                                                     42,495
  Registration fees                                                                     19,575
  Trustees' fees and expenses (Note 2)                                                  18,268
  Insurance expense                                                                      6,600
  Miscellaneous expenses                                                                30,411
                                                                                  ------------
    Net Expenses                                                                                      2,161,630
                                                                                                    -----------
      Net investment loss                                                                              (377,226)
                                                                                                    -----------

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                     18,099,950
    Financial futures transactions                                                   1,041,212
                                                                                  ------------
      Net realized gain                                                                              19,141,162
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                     20,857,956
    Financial futures contracts                                                         63,856
                                                                                  ------------
      Change in net unrealized appreciation (depreciation)                                           20,921,812
                                                                                                    -----------
  Net realized and unrealized gain (loss)                                                            40,062,974
                                                                                                    -----------
Net Increase in Net Assets from Operations                                                          $39,685,748
                                                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                      Statements of Changes in Net Assets

                                                                                           For the                 For the
                                                                                          Year Ended              Year Ended
                                                                                      September 30, 2007      September 30, 2006
                                                                                      ------------------      ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income (loss)                                                          $   (377,226)           $   (291,040)
  Net realized gain (loss)                                                                19,141,162              28,507,556
  Change in net unrealized appreciation (depreciation)                                    20,921,812             (15,412,552)
                                                                                        ------------            ------------
  Net increase (decrease) in net assets from investment operations                        39,685,748              12,803,964
                                                                                        ------------            ------------

Distributions to Shareholders (Note 1C)
  From net realized gains on investments                                                 (27,215,421)            (11,653,235)
                                                                                        ------------            ------------

Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                       149,130,264              25,431,734
  Value of shares issued to shareholders in reinvestment of distributions                 25,616,045               9,807,382
  Cost of shares redeemed                                                                (31,289,631)            (35,872,639)
                                                                                        ------------            ------------
  Net increase (decrease) in net assets from Fund share transactions                     143,456,678                (633,523)
                                                                                        ------------            ------------
Total Increase (Decrease) in Net Assets                                                  155,927,005                 517,206

Net Assets
  At beginning of year                                                                   160,552,074             160,034,868
                                                                                        ------------            ------------
  At end of year                                                                        $316,479,079            $160,552,074
                                                                                        ============            ============


        The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                        Year Ended September 30,
                                                                    ------------------------------------------------------------
                                                                      2007         2006         2005         2004         2003
                                                                    --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year                                  $  42.27     $  42.35     $  34.71     $  29.58     $  22.53
                                                                    --------     --------     --------     --------     --------
From Operations:
  Net investment income (loss)* (a)                                    (0.07)       (0.08)       (0.10)       (0.24)       (0.11)
  Net realized and unrealized
    gains (loss) on investments                                         8.07(b)      3.08         7.74         5.37(b)      7.16(b)
                                                                    --------     --------     --------     --------     --------
Total from operations                                                   8.00         3.00         7.64         5.13         7.05
                                                                    --------     --------     --------     --------     --------
Less Distributions to Shareholders:
  From net realized gains on investments                               (7.12)       (3.08)          --           --           --
                                                                    --------     --------     --------     --------     --------
Total distributions to shareholders                                    (7.12)       (3.08)          --           --           --
                                                                    --------     --------     --------     --------     --------
Net Asset Value, End of Year                                        $  43.15     $  42.27     $  42.35     $  34.71     $  29.58
                                                                    ========     ========     ========     ========     ========
Total Return                                                           20.79%        7.49%       22.01%       17.34%       31.29%(c)
Ratios/Supplemental data:
  Expenses (to average daily net assets)*                               0.96%        0.99%        0.99%        1.03%        1.00%
  Net Investment Income (loss) (to average daily net assets)*          (0.17%)      (0.18%)      (0.26%)      (0.71%)      (0.43%)
  Portfolio Turnover                                                     170%         169%         137%         150%         252%
  Net Assets, End of Year (000's omitted)                           $316,479     $160,552     $160,035     $120,372     $106,718

*    For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:
     Net investment income per share (a)                                 N/A          N/A          N/A          N/A     $  (0.13)
     Ratios (to average daily net assets):
       Expenses                                                          N/A          N/A          N/A          N/A         1.07%
       Net investment income                                             N/A          N/A          N/A          N/A        (0.50%)

(a)  Calculated based on average shares outstanding.
(b) Amounts includes litigation proceeds received by the Fund of $0.04 for the year ended September 30, 2007, $0.03 for the year ended September 30, 2004 and $0.01 for the year ended September 30, 2003.
(c)  Total return would have been lower in the absence of expense waivers.


    The accompanying notes are an integral part of the financial statements.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to maximize after-tax total return, consisting of long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small capitalization U.S. companies. The Fund considers small cap companies to have total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Growth Index. The Fund may also invest in equity index futures contracts based primarily upon the Russell 2000 Index.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to wash sales and the timing of recognition of realized and unrealized gains and losses on futures contracts.

     Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $12,680, for the year ended September 30, 2007.

     The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $170,199 for the year ended September 30, 2007.

     The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund earned $103,656 for the year ended September 30, 2007. See Note 7 for further details.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $540 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,249, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $5,122, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $58,850 for fees payable to BNY Mellon Private Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                    Purchases                  Sales
                                                  ------------             ------------
     Non-U.S. Government Securities               $480,194,993             $365,752,741
                                                  ============             ============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                     For the                 For the
                                                    Year Ended              Year Ended
                                                September 30, 2007      September 30, 2006
                                                ------------------      ------------------
     Shares sold                                    3,640,582                 604,209
     Shares issued to shareholders in
       reinvestment of distributions                  659,528                 244,757
     Shares redeemed                                 (764,326)               (829,484)
                                                    ---------                --------
     Net increase (decrease)                        3,535,784                  19,482
                                                    =========                ========

     At September 30, 2007, two shareholders of record held in the aggregate 65.8% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

          Cost for federal income tax purposes                $369,909,291
                                                              ============
          Gross unrealized appreciation                       $ 42,150,810
          Gross unrealized depreciation                         (3,800,959)
                                                              ------------
          Net unrealized appreciation (depreciation)          $ 38,349,851
                                                              ============
          Undistributed ordinary income                       $  7,443,213
          Undistributed capital gains                           10,922,717
                                                              ------------
          Total distributable earnings                        $ 18,365,930
                                                              ============

     The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, was as follows:

                                                                  2007              2006
                                                               -----------      -----------
          Ordinary income                                      $ 8,747,920      $ 2,298,653
          Long-Term Capital Gains                               18,467,501        9,354,582
                                                               -----------      -----------
          Total Distributions                                  $27,215,421      $11,653,235
                                                               ===========      ===========

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

     Futures contracts

     The Fund may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(7)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $2,790,013 of which $2,547,291 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $70,258,013 on loan, of which $73,517,496 was collateralized with cash and $17,655 was collateralized with highly liquid securities. See Schedule of Investments for further detail on the security positions on loan and collateral held.

                  Mellon Institutional Funds Investment Trust
             The Boston Company Small Cap Tax-Sensitive Equity Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Tax-Sensitive Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Tax-Sensitive Equity Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                          Number of                      Trustee
                                                                     Principal          Portfolios in      Other      Remuneration
Name (Age)                                    Term of Office        Occupation(s)       Fund Complex   Directorships  (period ended
Address, and                   Position(s)    and Length of          During Past         Overseen by      Held by     September 30,
Date of Birth                Held with Trust    Time Served            5 Years             Trustee        Trustee         2007)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee          Trustee since   Chairman Emeritus,             25             None      Fund: $2,410
61 Meadowbrook Road                           11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                              ("DRI") (biotechnology
9/30/40                                                       research and consulting
                                                              firm); formerly Chairman
                                                              of the Board and Chief
                                                              Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee          Trustee since   William Joseph Maier,          25             None      Fund: $2,410
c/o Harvard University                        9/13/1989       Professor of Political
Littauer Center 127                                           Economy, Harvard
Cambridge, MA 02138                                           University
8/5/44

John H. Hewitt (72)          Trustee          Trustee since   Trustee, Mertens               25             None      Fund: $2,410
P.O. Box 2333                                 11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee          Trustee since   Trustee, Essex Street          25             None      Fund: $2,493
c/o Essex Street Associates                   11/3/1986       Associates (family
P.O. Box 5600                                                 investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                            Term of Office
Address, and                     Position(s)          and Length of                       Principal Occupation(s)
Date of Birth                  Held with Trust         Time Served                          During Past 5 Years
--------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *      President, Chief    President and CEO       Senior Vice President and Head of Operations,
BNY Mellon Asset Management   Executive Officer   since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place              and Secretary       since 2003              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)       Vice President,     Vice President          Vice President and Mutual Funds Controller,
BNY Mellon Asset Management   Treasurer and       since 1999;             BNY Mellon Asset Management; formerly Assistant
One Boston Place              Chief Financial     Treasurer               Vice President and Mutual Funds Controller, Standish
Boston, MA 02108              Officer             since 2002              Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **    Assistant Vice      Since 1996              First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management   President                                   Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                          Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                          Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)         Chief               Since 2005              First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management   Compliance                                  Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place              Officer                                     Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                          Vice President, State Street Research & Management
4/8/57                                                                    Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       MELLON INSTITUTIONAL FUNDS
                       One Boston Place
                       Boston, MA 02108-4408
                       800.221.4795
                       www.melloninstitutionalfunds.com

                                                                      6938AR0907

                                                      MELLON INSTITUTIONAL FUNDS

                                                      The Boston Company
Annual Report                                         Small Cap Value Fund
--------------------------------------------------------------------------------
Year Ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS


September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Small-cap stocks rallied early in the reporting period amid moderate economic growth, stable short-term interest rates and rising corporate earnings. At the time, investors maintained an ample appetite for risk, which benefited shares of smaller companies more than their larger counterparts. However, the market environment changed dramatically in mid-June 2007, when credit concerns in the sub-prime mortgage sector spread to other areas of the financial markets. In the ensuing market turbulence, newly risk-averse investors engaged in a "flight to quality," and larger, higher-quality companies returned to favor.

The Federal Reserve Board attempted to improve market liquidity by reducing key short-term interest rates in August and September. These moves bolstered investor confidence that a recession could be avoided, sparking a market rally late in the reporting period.

For the 12-month period ended September 30, 2007, The Boston Company Small Cap Value Fund returned 11.18% as compared to the fund's benchmark, the Russell 2000 Value Index, which returned 6.09% over the same period. The fund participated to a substantial degree in the small-cap market's advance. The fund achieved particularly strong results among information technology companies, including electron microscope semiconductors maker FEI Company, which gained greater penetration of nanotechnology markets, and Microsemi Corp., which continues to see strong growth in demand for its high performance analog chip. A number of other semiconductor companies in the fund's portfolio also produced strong returns during the reporting period. In the communications equipment industry group, the fund scored successes with consumer networking equipment manufacturer Netgear and telecommunications and military networking specialist Comtech Telecommunications.

In the health care sector, home care services provider OptionCare was acquired by pharmacy chain Walgreen, and medical helicopter services contractor Air Methods captured a larger share of hospital and municipal markets. The energy sector led the benchmark's performance during the reporting period, and the fund participated in its strength through holdings such as oil well drilling equipment maker Hydrill, which was acquired by energy services company Quanta Services, and oil and gas operations specialty service provider CARBO Ceramics, which boosted earnings after adding to manufacturing capacity. Among industrial companies, engineering and construction firm Infrasource Services benefited from increased investment in power transmission facilities, and Shaw Group gained value in an improved global environment for the construction of nuclear power plants as more nations develop alternatives to fossil fuels. Conversely, some holdings and industry groups detracted from the fund's performance during the reporting period. For example, regional electric utility PNM Resources was unable to pass along higher commodity costs to its customers, and the fund's underweighted position in the materials sector prevented it from participating fully in the sector's strength as compared to the benchmark.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Although our "bottom-up" investment process does not consider macroeconomic trends directly, we are aware that the U.S. economy is in the later stages of its cycle and some market indices recently have set new record highs. In our judgment, our relatively cautious, value-oriented approach to security selection is well positioned for this environment, as it places a high degree of emphasis on characteristics of individual companies such as solid business fundamentals, healthy balance sheets and the ability to generate cash consistently. We recently have found fewer opportunities meeting our criteria among industrial companies, which have reached fuller valuations, and more in the information technology, health care and consumer discretionary areas, which have offered better values after extended periods of underperformance.

Joseph Corrado, CFA                             Stephanie Brandaleone, CFA
Portfolio Manager                               Portfolio Manager
The Boston Company Asset Management, LLC        The Boston Company Asset Management, LLC

                  Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

   Comparison of Change in Value of $100,000 Investment in The Boston Company
       Small Cap Value Fund and the Russell 2000 Value Index (Unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

                        TBC
PERIOD                  Small Cap Value Fund            Russell 2000 Value Index*
2/1/00                  100,000                         100,000
3/31/00                 117,919                         106,610
6/30/00                 118,912                         108,690
9/30/00                 126,979                         116,667
12/31/00                131,836                         126,124
3/31/01                 128,448                         127,350
6/30/01                 149,446                         142,170
9/30/01                 130,942                         123,211
12/31/01                158,998                         143,811
3/31/02                 175,988                         157,587
6/30/02                 170,003                         154,246
9/30/02                 137,952                         121,406
12/31/02                141,694                         127,381
3/31/03                 132,789                         120,910
6/30/03                 162,696                         148,385
9/30/03                 178,859                         159,848
12/31/03                207,037                         186,010
3/31/04                 223,910                         198,881
6/30/04                 231,020                         200,567
9/30/04                 232,506                         200,867
12/31/04                264,849                         227,389
3/31/05                 253,715                         218,344
6/30/05                 268,978                         229,427
9/30/05                 282,114                         236,523
12/31/05                284,121                         238,094
3/31/06                 317,413                         270,250
6/30/06                 314,082                         262,943
9/30/06                 317,160                         269,653
12/31/06                346,674                         293,997
3/31/07                 355,871                         298,293
6/30/07                 371,194                         305,156
9/30/07                 352,627                         286,063

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                                             Since
                                                                                             Inception
                     1 Year                  3 Years                 5 Years                 2/1/2000
--------------------------------------------------------------------------------------------------------
Fund                 11.18%                  14.89%                  20.65%                  17.88%

* Source: Lipper Inc.

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividends from income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                          Expenses Paid
                                               Beginning                         Ending                   During Period+
                                             Account Value                    Account Value               April 1, 2007
                                             April 1, 2007                 September 30, 2007         to September 30, 2007
----------------------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00                        $  990.90                     $4.84
Hypothetical (5% return
  per year before expenses)                    $1,000.00                        $1,020.21                     $4.91

----------------
+ Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Percentage of
Top Ten Holdings*                                Sector                                  Investments
-----------------------------------------------------------------------------------------------------
Ralcorp Holdings, Inc.                           Consumer Staples                            1.9%
Longs Drug Stores Corp.                          Consumer Staples                            1.8
Scholastic Corp.                                 Consumer Discretionary                      1.3
Clean Harbors, Inc.                              Industrials                                 1.3
BJ'S Wholesale Club, Inc.                        Consumer Staples                            1.3
Comtech Telecommunications Corp.                 Technology                                  1.2
CARBO Ceramics, Inc.                             Energy                                      1.2
Metal Management, Inc.                           Materials                                   1.2
Pacific Capital Bancorp.                         Financial                                   1.2
Pediatrix Medical Group, Inc.                    Health Care                                 1.1
                                                                                            ----
                                                                                            13.5%

* Excludes short-term securities and investment of cash collateral.

                                                 Percentage of
Economic Sector Allocation                         Net Assets
--------------------------------------------------------------
Consumer Discretionary                                17.0%
Consumer Staples                                       7.0
Energy                                                 5.8
Financials                                            18.5
Health Care                                            9.5
Industrials                                           10.5
Materials                                              3.5
Technology                                            20.6
Telecommunications Services                            1.1
Utilities                                              3.0
Short-term and Net other Assets                        3.5
                                                     -----
                                                     100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Master Portfolio
                     The Boston Company Small Cap Value Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                    Value ($)
Security                                                                     Shares                                 (Note 1A)
-------------------------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--120.1%
EQUITIES--96.5%
Consumer Discretionary--17.0%
AnnTaylor Stores Corp.                                                      261,000 (a)                              8,265,870
Big 5 Sporting Goods Corp.                                                  275,634 (b)                              5,154,356
Cache, Inc.                                                                 255,200 (a)                              4,555,320
Cavco Industries, Inc.                                                       82,832 (a,b)                            2,774,872
Champion Enterprises, Inc.                                                  262,600 (a,b)                            2,883,348
Charming Shoppes, Inc.                                                      406,970 (a,b)                            3,418,548
Courier Corp.                                                               122,690 (b)                              4,319,915
Cox Radio, Inc., Class A                                                    354,820 (a,b)                            4,630,401
Drew Industries, Inc.                                                       120,930 (a,b)                            4,919,432
Entravision Communications Corp., Class A                                   559,806 (a,b)                            5,161,411
Ethan Allen Interiors, Inc.                                                 180,520 (b)                              5,901,199
Gentex Corp.                                                                351,780 (b)                              7,542,163
Jos. A Bank Clothiers, Inc.                                                 189,760 (a,b)                            6,341,779
Kenneth Cole Productions, Inc., Class A                                     248,210 (b)                              4,807,828
Live Nation, Inc.                                                           394,800 (a,b)                            8,389,500
M.D.C. Holdings, Inc.                                                       203,800 (b)                              8,343,572
Meredith Corp.                                                              148,340                                  8,499,882
Morton's Restaurant Group, Inc.                                             212,435 (a,b)                            3,377,716
New York & Co, Inc.                                                         653,647 (a,b)                            3,987,247
Regis Corp.                                                                 233,890                                  7,463,430
Scholastic Corp.                                                            309,530 (a,b)                           10,790,216
Tenneco, Inc.                                                               241,893 (a,b)                            7,501,102
Timberland Co., Class A                                                     224,380 (a,b)                            4,254,245
Zale Corp.                                                                  353,480 (a,b)                            8,179,527
                                                                                                                   141,462,879
Consumer Staples--7.0%
BJ'S Wholesale Club, Inc.                                                   302,230 (a,b)                           10,021,947
Casey's General Stores, Inc.                                                322,560 (b)                              8,934,912
Lance, Inc.                                                                 203,624 (b)                              4,687,424
Longs Drug Stores Corp.                                                     297,380 (b)                             14,770,865
Performance Food Group Co.                                                  142,700 (a)                              4,299,551
Ralcorp Holdings, Inc.                                                      270,660 (a,b)                           15,108,241
                                                                                                                    57,822,940
Energy--5.8%
CARBO Ceramics, Inc.                                                        188,970 (b)                              9,586,448
Dril-Quip, Inc.                                                              99,933 (a,b)                            4,931,694
Oil States International, Inc.                                              142,400 (a,b)                            6,877,920
Penn Virginia Corp.                                                         202,380                                  8,900,672
Superior Well Services, Inc.                                                197,670 (a,b)                            4,493,039
Tetra Technologies, Inc.                                                    219,920 (a,b)                            4,649,109
Unit Corp.                                                                  173,710 (a)                              8,407,564
                                                                                                                    47,846,446

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     The Boston Company Small Cap Value Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                    Value ($)
Security                                                                     Shares                                 (Note 1A)
-------------------------------------------------------------------------------------------------------------------------------
Financials--18.5%
Alabama National Bancorp                                                     21,350 (b)                              1,663,592
American Financial Realty Trust REIT                                        574,536 (b)                              4,625,015
Anthracite Capital, Inc. REIT                                               512,020 (b)                              4,659,382
Aspen Insurance Holdings Ltd.                                               229,910                                  6,416,788
Assured Guaranty Ltd.                                                       272,770                                  7,411,161
BankAtlantic Bancorp, Inc., Class A                                         475,230 (b)                              4,120,244
Care Investment Trust, Inc. REIT                                            294,500 (a)                              3,534,000
Citizens Republic Bancorp, Inc.                                             205,460 (b)                              3,309,961
Cowen Group, Inc.                                                           116,046 (a)                              1,603,756
Education Realty Trust, Inc. REIT                                           348,606 (b)                              4,706,181
Financial Federal Corp.                                                     272,950 (b)                              7,645,330
First Indiana Corp.                                                         130,510                                  4,087,573
First Potomac Realty Trust REIT                                             201,210 (b)                              4,386,378
Firstmerit Corp.                                                            299,900 (b)                              5,926,024
Flushing Financial Corp.                                                    153,660 (b)                              2,581,488
Horace Mann Educators Corp.                                                 184,750                                  3,641,422
Intervest Bancshares Corp.                                                  123,338                                  3,052,616
Lasalle Hotel Properties REIT                                               111,500 (b)                              4,691,920
Lexington Realty Trust REIT                                                 312,020 (b)                              6,243,520
Mission West Properties REIT                                                233,310 (b)                              2,834,716
Old National Bancorp                                                        290,120 (b)                              4,807,288
Pacific Capital Bancorp                                                     361,732 (b)                              9,513,552
Philadelphia Consolidated Holding Corp.                                     151,700 (a)                              6,271,278
Piper Jaffray Cos.                                                          130,740 (a,b)                            7,007,664
Provident Bankshares Corp.                                                  100,430 (b)                              3,146,472
Redwood Trust, Inc. REIT                                                    208,070 (b)                              6,912,085
Security Capital Assurance Ltd.                                             297,150                                  6,786,906
Southwest Bancorp, Inc.                                                     147,315 (b)                              2,772,468
Sterling Bancshares, Inc.                                                   278,560                                  3,178,370
Strategic Hotels and Resorts, Inc. REIT                                     179,190 (b)                              3,689,522
Texas Capital Bancshares, Inc.                                              143,473 (a,b)                            3,119,103
Washington Federal, Inc.                                                    302,303                                  7,938,477
Washington Trust Bancorp, Inc.                                               38,100 (b)                              1,027,557
                                                                                                                   153,311,809
Health Care--9.5%
Air Methods Corp.                                                           146,650 (a,b)                            6,775,230
Amedisys, Inc.                                                              129,000 (a)                              4,956,180
Computer Programs & Systems, Inc.                                           135,750 (b)                              3,578,370
Healthsouth Corp.                                                           169,700 (a,b)                            2,971,447
K-V Pharmaceutical Co., Class A                                             171,214 (a,b)                            4,896,720
Kensey Nash Corp.                                                            69,000 (a)                              1,801,590
Lifepoint Hospitals, Inc.                                                   207,022 (a,b)                            6,212,730
Magellan Health Services, Inc.                                              143,750 (a,b)                            5,833,375
Medical Action Industries, Inc.                                             192,385 (a)                              4,551,829

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     The Boston Company Small Cap Value Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                     Value ($)
Security                                                                     Shares                                  (Note 1A)
---------------------------------------------------------------------------------------------------------------------------------
Health Care (continued)
Medicines Co.                                                               183,900 (a,b)                            3,275,259
Odyssey HealthCare, Inc.                                                    446,300 (a)                              4,288,943
Pediatrix Medical Group, Inc.                                               138,590 (a,b)                            9,066,558
Phase Forward, Inc.                                                         315,010 (a,b)                            6,303,350
Providence Service Corp.                                                    241,510 (a,b)                            7,090,734
Res-Care, Inc.                                                              310,354 (a,b)                            7,088,485
                                                                                                                    78,690,800
Industrials--10.5%
American Ecology Corp.                                                      223,540 (b)                              4,736,813
Bowne & Co., Inc.                                                           304,660                                  5,075,636
Casella Waste Systems, Inc., Class A                                        472,760 (a)                              5,928,410
Clean Harbors, Inc.                                                         225,140 (a,b)                           10,023,233
Comfort Systems USA, Inc.                                                   179,770                                  2,552,734
Curtiss-Wright Corp.                                                        132,930                                  6,314,175
Esterline Technologies Corp.                                                124,591 (a,b)                            7,107,917
II-VI, Inc.                                                                 141,650 (a,b)                            4,891,174
Insituform Technologies, Inc., Class A                                      200,631 (a,b)                            3,055,610
LECG Corp.                                                                  396,720 (a,b)                            5,911,128
McGrath Rentcorp                                                            177,390 (b)                              5,896,444
Moog, Inc., Class A                                                         176,380 (a,b)                            7,750,137
School Specialty, Inc.                                                      101,070 (a,b)                            3,500,054
Tetra Tech, Inc.                                                            178,563 (a,b)                            3,771,251
United Stationers, Inc.                                                      88,090 (a)                              4,890,757
Waste Connections, Inc.                                                     192,629 (a,b)                            6,117,897
                                                                                                                    87,523,370
Materials--3.5%
AMCOL International Corp.                                                   125,670 (b)                              4,158,420
Compass Minerals International, Inc.                                        133,040 (b)                              4,528,682
Glatfelter                                                                  252,640 (b)                              3,749,178
Metal Management, Inc.                                                      175,960 (b)                              9,537,032
Neenah Paper, Inc.                                                          132,620 (b)                              4,388,396
Wausau Paper Corp.                                                          243,680                                  2,717,032
                                                                                                                    29,078,740
Technology--20.6%
AspenTech, Inc.                                                             397,400 (a)                              5,690,768
Avid Technology, Inc.                                                       182,430 (a,b)                            4,940,204
Cirrus Logic, Inc.                                                          709,160 (a,b)                            4,538,624
Comtech Telecommunications Corp.                                            184,640 (a,b)                            9,876,394
Cray, Inc.                                                                  451,200 (a)                              3,248,640
CSG Systems International, Inc.                                             286,510 (a,b)                            6,088,337
Cymer, Inc.                                                                 103,610 (a,b)                            3,977,588
Electronics for Imaging, Inc.                                               286,990 (a,b)                            7,708,551
Emulex Corp.                                                                353,620 (a)                              6,778,895

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                     The Boston Company Small Cap Value Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                                    Value ($)
Security                                                                     Shares                                 (Note 1A)
--------------------------------------------------------------------------------------------------------------------------------
Technology (continued)
Epicor Software Corp.                                                       348,280 (a,b)                            4,795,816
EPIQ Systems, Inc.                                                          211,750 (a,b)                            3,985,135
Fair Issac Corp.                                                            115,200 (b)                              4,159,872
FEI Co.                                                                     281,330 (a,b)                            8,842,202
Foundry Networks, Inc.                                                      336,110 (a,b)                            5,972,675
Harris Stratex Networks, Inc., Class A                                      266,800 (a)                              4,660,996
Hutchinson Technology, Inc.                                                 143,730 (a,b)                            3,535,758
Mercury Computer Systems, Inc.                                              236,640 (a,b)                            2,432,659
Micrel, Inc.                                                                568,820 (b)                              6,143,256
Microsemi Corp.                                                             312,380 (a,b)                            8,709,154
MKS Instruments, Inc.                                                       168,400 (a,b)                            3,202,968
MTS Systems Corp.                                                           157,540                                  6,553,664
Net Gear, Inc.                                                              224,650 (a,b)                            6,833,853
NIC, Inc.                                                                   576,990 (b)                              4,004,311
Parametric Technology Corp.                                                 333,900 (a)                              5,816,538
Perot Systems Corp., Class A                                                199,430 (a)                              3,372,361
Powerwave Technologies, Inc.                                                968,332 (a,b)                            5,964,925
Rogers Corp.                                                                102,230 (a,b)                            4,210,854
Rudolph Technologies, Inc.                                                  238,920 (a)                              3,304,264
Semtech Corp.                                                               292,770 (a)                              5,995,930
SI International, Inc.                                                       24,533 (a)                                700,908
SRA International, Inc.                                                     223,100 (a,b)                            6,264,648
Sybase, Inc.                                                                240,910 (a)                              5,572,248
TTM Technologies, Inc.                                                      304,300 (a,b)                            3,520,751
                                                                                                                   171,403,747
Telecommunication Services--1.1%
Cincinnati Bell, Inc.                                                     1,622,860 (a,b)                            8,016,928
EMS Technologies, Inc.                                                       44,600 (a,b)                            1,094,038
                                                                                                                     9,110,966
Utilities--3.0%
Black Hills Corp.                                                           158,000 (b)                              6,481,160
El Paso Electric Co.                                                        218,010 (a,b)                            5,042,571
PNM Resources, Inc.                                                         372,000 (b)                              8,660,160
Portland General Electric Co.                                               146,000 (b)                              4,058,800
SJW Corp.                                                                    21,025                                    717,793
                                                                                                                    24,960,484
Total Equities (Cost $754,284,006)                                                                                 801,212,181

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Master Portfolio
                    The Boston Company Small Cap Value Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                                      Par               Value ($)
Security                                                                 Rate        Maturity        Value              (Note 1A)
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.2%
U.S. Government--0.2%
U.S. Treasury Bill (Cost $1,527,467)                                     3.90%      12/13/2007     1,540,000 (c,d)        1,528,609

INVESTMENT OF CASH COLLATERAL--23.4%                                                                Shares
                                                                                                 -----------
BlackRock Cash Strategies L.L.C. (Cost $193,682,266)                                             193,682,266            193,682,266

TOTAL UNAFFILIATED INVESTMENTS (Cost $949,493,739)                                                                      996,423,056

AFFILIATED INVESTMENTS--4.6%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $38,205,138)                         38,205,138 (e)         38,205,138
                                                                                                                      -------------

TOTAL INVESTMENTS--124.7% (Cost $987,698,877)                                                                         1,034,628,194

LIABILITIES IN EXCESS OF OTHER ASSETS--(24.7%)                                                                         (204,671,565)
                                                                                                                      -------------

NET ASSETS--100%                                                                                                        829,956,629
                                                                                                                      =============

Notes to Schedule of Investments:
REIT--Real Estate Investment Trust
a Non-income producing security.
b Security, or a portion of thereof, was on loan at September 30, 2007. c Rate noted is yield to maturity.
d Denotes all or part of security pledged as collateral.
e Affiliated institutional money market fund.

At September 30, 2007 the fund held the following futures contracts:

                                                                                     Underlying Face          Unrealized
Contract                                  Position            Expiration Date        Amount at Value          Appreciation
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index (55 Contracts)           Long                11/30/2007             $22,363,000              $670,805
                                                                                                                ========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investment in securities (Note 1A) (including securities on loan, valued at
    $182,538,423 (Note 7))
    Unaffiliated issuers, at value (cost $949,493,739)                                                              $  996,423,056
    Affiliated issuers, at value (Note 1F) (cost $38,205,138)                                                           38,205,138
  Cash                                                                                                                       5,943
  Receivable for investments sold                                                                                        9,176,676
  Receivable for Fund shares sold                                                                                        2,049,790
  Interest and dividends receivable                                                                                      1,024,527
  Prepaid expenses                                                                                                          17,008
                                                                                                                    --------------
    Total assets                                                                                                     1,046,902,138
Liabilities
  Collateral for securities on loan (Note 7)                                                $ 193,682,266
  Payable for investments purchased                                                            21,048,444
  Payable for Fund shares redeemed                                                              1,794,394
  Payable for variation margin on open futures contracts (Note 6)                                 197,285
  Accrued administrative service fees (Note 2)                                                     93,167
  Accrued accounting, administration, custody and transfer agent fees (Note 2)                     59,103
  Accrued professional fees                                                                        55,785
  Accrued trustees' fees (Note 2)                                                                   8,611
  Accrued chief compliance officer fee (Note 2)                                                       388
  Other accrued expenses and liabilities                                                            6,066
                                                                                            -------------
    Total liabilities                                                                                                  216,945,509
                                                                                                                    --------------
Net Assets                                                                                                          $  829,956,629
                                                                                                                    ==============
Net Assets consist of:
  Paid-in capital                                                                                                   $  738,517,494
  Accumulated net realized gain                                                                                         42,503,265
  Undistributed net investment income                                                                                    1,335,748
  Net unrealized appreciation                                                                                           47,600,122
                                                                                                                    --------------
Total Net Assets                                                                                                    $  829,956,629
                                                                                                                    ==============
Shares of beneficial interest outstanding                                                                               32,850,739
                                                                                                                    ==============
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                                   $        25.26
                                                                                                                    ==============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                             Statement of Operations
                     For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments                                                                        $   680,543
  Dividend income from affiliated investments (Note 1F)                                                                     52,520
  Securities lending income (Note 7)                                                                                        43,829
  Interest income                                                                                                            1,504
  Allocated investment income from portfolio (Note 9)                                                                   10,513,648
  Allocated expenses from portfolio (Note 9)                                                                            (6,003,500)
                                                                                                                       -----------
    Total Investment Income                                                                                              5,288,544

Expenses
  Investment advisory fee (Note 2)                                                            $   202,225
  Administrative service fees (Note 2)                                                            251,070
  Accounting, administration, custody and transfer agent fees (Note 2)                             42,964
  Professional fees                                                                                71,632
  Registration fees                                                                                64,446
  Trustees' fees (Note 2)                                                                           2,777
  Insurance expense                                                                                 2,150
  Miscellaneous expenses                                                                           65,232
                                                                                              -----------
    Total expenses                                                                                                         702,496
                                                                                                                       -----------
      Net investment income                                                                                              4,586,048
                                                                                                                       -----------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                (8,133,245)
    Financial futures transactions                                                                286,755
    Allocation of realized gains from portfolio (Note 9)                                       51,927,670
                                                                                              -----------
      Net realized gain (loss)                                                                                          44,081,180
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                (5,563,474)
    Financial futures contracts                                                                  (412,489)
    Allocation of unrealized appreciation from portfolio (Note 9)                              19,572,475
                                                                                              -----------
      Change in net unrealized appreciation (depreciation)                                                              13,596,512
                                                                                                                       -----------
      Net realized and unrealized gain (loss)                                                                           57,677,692
                                                                                                                       -----------
Net Increase in Net Assets from Operations                                                                             $62,263,740
                                                                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        For the                        For the
                                                                                       Year Ended                     Year Ended
                                                                                   September 30, 2007             September 30, 2006
                                                                                   ------------------             ------------------
Increase (Decrease) in Net Assets:

From Operations
  Net investment income                                                              $   4,586,048                   $  1,320,137
  Net realized gain (loss)                                                              44,081,180                     18,994,109
  Change in net unrealized appreciation (depreciation)                                  13,596,512                     14,188,217
                                                                                     -------------                   ------------
  Net increase (decrease) in net assets from investment operations                      62,263,740                     34,502,463
                                                                                     -------------                   ------------
Distributions to Shareholders (Note 1C)
  From net investment income                                                            (2,720,774)                      (446,329)
  From net realized gains on investments                                               (25,544,571)                   (13,455,548)
                                                                                     -------------                   ------------
  Total distributions to shareholders                                                  (28,265,345)                   (13,901,877)
                                                                                     -------------                   ------------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                     389,073,666                    374,463,760
  Value of shares issued in reinvestment of distributions                               21,086,392                     10,108,779
  Cost of shares redeemed (net of redemption
    fees of $28,716 and $31,354, respectively)                                        (153,762,234)                   (55,259,897)
                                                                                     -------------                   ------------
  Net increase (decrease) in net assets from Fund share transactions                   256,397,824                    329,312,642
                                                                                     -------------                   ------------
Total Increase (Decrease) in Net Assets                                                290,396,219                    349,913,228

Net Assets
  At beginning of year                                                                 539,560,410                    189,647,182
                                                                                     -------------                   ------------
  At end of year (including undistributed net
    investment income of $1,335,748 and $820,716, respectively)                      $ 829,956,629                   $539,560,410
                                                                                     =============                   ============

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                     Year Ended September 30,
                                                                 --------------------------------------------------------------
                                                                    2007          2006         2005         2004         2003
                                                                 ---------     ---------     --------     --------     --------
Net Asset Value, Beginning of Year                               $   23.70     $   22.55     $  21.91     $  18.49     $  14.30
                                                                 ---------     ---------     --------     --------     --------
From Investment Operations:
    Net investment income (loss)*(a)                                  0.16          0.09         0.02        (0.05)       (0.01)
    Net realized and unrealized gains (loss) on investments           2.48          2.58         4.29         5.27         4.24
                                                                 ---------     ---------     --------     --------     --------
Total from operations                                                 2.64          2.67         4.31         5.22         4.23
                                                                 ---------     ---------     --------     --------     --------
Less Distributions to Shareholders:
    From net investment income                                       (0.09)        (0.03)          --           --        (0.02)
    From net realized gains on investments                           (0.99)        (1.49)       (3.67)       (1.80)       (0.02)
                                                                 ---------     ---------     --------     --------     --------
Total distributions to shareholders                                  (1.08)        (1.52)       (3.67)       (1.80)       (0.04)
                                                                 ---------     ---------     --------     --------     --------
Net Asset Value, End of Year                                     $   25.26     $   23.70     $  22.55     $  21.91     $  18.49
                                                                 =========     =========     ========     ========     ========
Ratios/Supplemental data:
Total Return                                                         11.18%        12.42%       21.34%       29.92%       29.64%(b)
    Expenses (to average daily net assets)*(c)                        0.90%         0.94%        1.05%        1.18%        1.15%
    Net Investment Income (Loss) (to average daily net assets)*       0.61%         0.40%        0.08%       (0.24%)      (0.05%)
    Portfolio Turnover(d)                                               67%           60%          70%         123%          51%(e)
    Net Assets, End of Year (000's omitted)                      $ 829,957     $ 539,560     $189,647     $ 61,182     $ 45,305

-------------
*  The investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios without waivers and reimbursement would have been:

   Net investment income per share (a)                                 N/A           N/A          N/A          N/A         $(0.03)
   Ratios (to average daily net assets):
       Expenses (c)                                                    N/A           N/A          N/A          N/A           1.28%
       Net investment income (loss)                                    N/A           N/A          N/A          N/A          (0.18%)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) For the period October 1, 2006 to September 19, 2007 and for the fiscal years ended September 30, 2003-2006, the ratio includes the Fund's share of the TBC Small Cap Value Portfolio's allocated expenses.
(d) On September 19, 2007, the Fund, which had owned approximately 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio's securities and cash in exchange for its interests in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents investment activity of both the Fund and the Portfolio for the year. The amounts shown for 2003-2006 are the ratios for the Portfolio.
(e) Portfolio turnover represents activity while the Fund was investing directly in securities until January 23, 2003. The Portfolio turnover for the period January 24, 2003 to September 30, 2003 was 51%.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fund focuses on companies with total market capitalizations equal to or less than the total market capitalization of the largest company included in the Russell 2000 Index.

     Prior to September 20, 2007, the Fund had invested substantially all of its investable assets in The Boston Company Small Cap Value Portfolio (the "Portfolio"), a subtrust of the Mellon Institutional Funds Master Portfolio, the "Portfolio Trust", a New York trust. The Portfolio had investment objectives, policies, limitations and accounting policies substantially identical to those of the Fund. While investing in the Portfolio, the Fund earned its proportionate share of the Portfolio's income, expenses, and realized and unrealized gains and losses based on its percentage ownership of the Portfolio's shares of beneficial interest. The Portfolio's Statement of Operations for the period October 1, 2006 through September 19, 2007 is included in Note 9. On September 19, 2007, the Fund, which owned 100% of the Portfolio on that date, withdrew entirely from the Portfolio and received the Portfolio's assets, including securities and cash, and assumed the Portfolio's stated liabilities in exchange for its interest in the Portfolio. Effective September 20, 2007, the Fund began investing directly in the securities in which the Portfolio had invested.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") is calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Dividends representing a return of capital are reflected as a reduction of cost. Realized gains and losses from securities sold are recorded on the identified cost basis. Income, expenses and realized and unrealized gains and losses allocated from the Portfolio represent the Fund's proportionate share of those items earned by the Portfolio during the period October 1, 2006 through September 19, 2007.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences which may result in reclassifications, are primarily due to wash sales, real estate investment trusts and the timing of recognition of realized and unrealized gains and losses on futures contracts.

     Permanent book and tax basis differences relating to shareholder distributions result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     On July 31, 2007, the Dreyfus Premier Small Cap Equity Fund ("Dreyfus Feeder") withdrew from the master feeder structure via a redemption-in-kind and received currency and securities with unrealized appreciation of $651,693 for the value of their interest in the Portfolio. The Fund realized no gain on this transaction. $1,301,484 of unrealized appreciation had been allocated to that feeder fund. The Fund decreased paid in capital and increased unrealized appreciation on investments by $649,791 to recognize this difference. When realized, this amount will be recognized by the Fund. This reclassification had no impact on the net assets or results of operations of the Fund.

     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     Prior to September 20, 2007 the Fund did not directly incur any investment advisory, custody, administration and commitment fees, which were incurred by the Portfolio and allocated to the Fund based on its proportionate interest in the Portfolio. The following disclosures relating to these fees represent fees incurred by the Portfolio for the period prior to September 20, 2007, and by the Fund thereafter.

     The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's, and previously the Portfolio's average daily net assets.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $37,087, for the year ended September 30, 2007.

     The Trust and previously the Portfolio Trust, entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Portfolio/Fund. For these services the Portfolio/Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $188,462 for the period October 1, 2006 to September 19, 2007 and $5,877 for the period September 20, 2007 to September 30, 2007.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     The Trust and previously the Portfolio Trust, also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio/Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $276,543 for the period October 1, 2006 to September 19, 2007 and $43,829 for the period September 20, 2007 to September 30, 2007. See Note 7 for further details.

     The Trust and previously the Portfolio Trust, entered into two separate agreements with The Bank of New York that enable the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of
     0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $3,669 for the period October 1, 2006 to September 19, 2007 and $104 for the period September 20, 2007 to September 30, 2007, which is included in miscellaneous expenses on the statement of operations. See Note 8 for further details.

     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,241, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $13,019, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was charged $97,276 for fees payable to BNY Mellon Wealth Management.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

     Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                               Purchases                      Sales
                                                             -------------                -------------
     Non-U.S. Government Securities                          $ 645,421,314                $ 505,994,923
                                                             =============                =============

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 For the                       For the
                                                                Year Ended                    Year Ended
                                                            September 30, 2007            September 30, 2006
                                                            ------------------            ------------------
Shares sold                                                    15,293,689                     16,310,078
Shares issued to shareholders in reinvestment of                  841,925                        464,397
distributions
Shares redeemed                                                (6,052,936)                    (2,415,192)
                                                               ----------                     ----------
Net increase (decrease)                                        10,082,678                     14,359,283
                                                               ==========                     ==========

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     At September 30, 2007, two shareholders of record held in the aggregate 31.1% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund received $28,716 in redemption fees.

(5)  Federal Taxes:

     Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

           Cost for federal income tax purposes            $988,260,273
                                                           ============
           Gross unrealized appreciation                   $ 88,814,397
           Gross unrealized depreciation                    (42,446,476)
                                                           ------------
           Net unrealized appreciation (depreciation)        46,367,921
                                                           ============
           Undistributed ordinary income                   $ 11,755,487
           Undistributed capital gains                       33,315,728
                                                           ------------
           Total distributable earnings                    $ 45,071,215
                                                           ============

     The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006, was as follows:

                                                                2007                          2006
                                                             -----------                   -----------
Ordinary income                                              $16,984,433                    $5,056,028
Capital Gains                                                 11,280,912                     8,845,849
                                                             -----------                   -----------
Total Distributions                                          $28,265,345                   $13,901,877
                                                             ===========                   ===========

(6)  Financial Instruments:

     In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

     The Fund may trade the following financial instruments with off-balance sheet risk:

     Futures contracts

     The Fund, and previously the Portfolio, may enter into financial futures contracts for the purchase or sale of securities, or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized appreciation or depreciation by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to

                   Mellon Institutional Funds Investment Trust
                     The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

     increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may also arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Fund enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

     At September 30, 2007, the Fund held open financial futures contracts. See the Schedule of Investments for further details.

(7)  Security Lending:

     The Fund, and previously the Portfolio, may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund, and previously the Portfolio, loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $8,706,327 of which $8,385,955 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $182,538,423 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)  Line of Credit:

     On behalf of the Fund and other funds in the Trust, and previously portfolios in the portfolio trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit. During the year ended September 30, 2007, the Fund did not have any loans outstanding.

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(9)  Reorganization:

     Prior to September 19, 2007, the Fund had utilized a Master Feeder Fund structure where the Fund sought to achieve its investment objectives by investing all of its investable assets in the Boston Company Small Cap Value Portfolio. Effective after the close of business on September 19, 2007, the Fund withdrew its assets from the Portfolio by means of a redemption-in-kind and now the Fund invests directly in portfolio securities.

     Below is the Statement of Operations for The Boston Company Small Cap Value Portfolio for the period October 1, 2006 to September 19, 2007:

Investment Income (Note 1B)
  Dividend income from unaffiliated investments                                                                     $8,958,792
  Dividend income from affiliated investments (Note 1F)                                                              2,193,488
  Securities lending income (Note 6)                                                                                   276,543
  Interest income                                                                                                       55,893
                                                                                                                  ------------
    Total Investment Income                                                                                         11,484,716
Expenses
  Investment advisory fee (Note 2)                                                            $ 6,285,687
  Accounting, administration and custody (Note 2)                                                 188,462
  Trustees' fees (Note 2)                                                                          38,332
  Insurance expense                                                                                13,103
  Professional fees                                                                                   741
  Miscellaneous expenses                                                                            7,070
                                                                                              -----------
    Total expenses                                                                                                   6,533,395
                                                                                                                  ------------
      Net investment income                                                                                          4,951,321
                                                                                                                  ------------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                58,918,237
    Financial futures transactions                                                               (131,760)
                                                                                              -----------
      Net realized gain (loss)                                                                                      58,786,477
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                16,990,957
    Financial futures contracts                                                                   961,908
                                                                                              -----------
      Change in net unrealized appreciation (depreciation)                                                          17,952,865
                                                                                                                  ------------
      Net realized and unrealized gain (loss)                                                                       76,739,342
                                                                                                                  ------------
Net Increase in Net Assets from Operations                                                                        $ 81,690,663
                                                                                                                  ============

                   Mellon Institutional Funds Investment Trust
                    The Boston Company Small Cap Value Fund

             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of                       Trustee
                                                            Principal               Portfolios in      Other       Remuneration
Name (Age)                                Term of Office  Occupation(s)             Fund Complex   Directorships  (period ended
Address, and               Position(s)     and Length of   During Past               Overseen by      Held by      September 30,
Date of Birth            Held with Trust    Time Served      5 Years                   Trustee        Trustee          2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)      Trustee       Trustee since   Chairman Emeritus,             25            None       Fund: $500
61 Meadowbrook Road                       11/3/1986       Decision Resources, Inc.                                Portfolio: $4,524
Weston, MA 02493                                          ("DRI") (biotechnology
9/30/40                                                   research and consulting
                                                          firm); formerly Chairman
                                                          of the Board and Chief
                                                          Executive Officer, DRI

Benjamin M. Friedman        Trustee       Trustee since   William Joseph Maier,          25            None       Fund: $500
  (63)                                    9/13/1989       Professor of Political                                  Portfolio: $4,524
c/o Harvard University                                    Economy, Harvard
Littauer Center 127                                       University
Cambridge, MA 02138
8/5/44

John H. Hewitt (72)         Trustee       Trustee since   Trustee, Mertens               25            None       Fund: $500
P.O. Box 2333                             11/3/1986       House, Inc. (hospice)                                   Portfolio: $4,524
New London, NH 03257
4/11/35

Caleb Loring III (64)       Trustee       Trustee since   Trustee, Essex Street          25            None       Fund: $500
c/o Essex Street                          11/3/1986       Associates (family                                      Portfolio: $5,123
  Associates                                              investment trust office)
P.O. Box 5600
Beverly, MA 01915
11/14/43

Interested Trustees*

None*

* Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                              Term of Office
Address, and                        Position(s)          and Length of                      Principal Occupation(s)
Date of Birth                     Held with Trust         Time Served                         During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46)*           President, Chief     President and CEO       Senior Vice President and Head of Operations,
BNY Mellon Asset Management       Executive Officer    since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary        since 2003              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President,      Vice President          Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and        since 1999;             BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial      Treasurer               Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                  Officer              since 2002              Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56)**         Assistant Vice       Since 1996              First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management       President                                    Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                               Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                               Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)             Chief                Since 2005              First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                   Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                  Officer                                      Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                               Vice President, State Street Research & Management
4/8/57                                                                         Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
  Trust.

THIS PAGE INTENTIONALLY LEFT BLANK

                           MELLON INSTITUTIONAL FUNDS
                           One Boston Place
                           Boston, MA 02108-4408
                           800.221.4795
                           www.melloninstitutionalfunds.com


                                                                   6944AR0907

                                           MELLON INSTITUTIONAL FUNDS



Annual Report                              The Boston Company
                                           Small Cap Value Fund II
--------------------------------------------------------------------------------
July 23, 2007 (commencement of
operations) to September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS



September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.


While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                       Management Discussion and Analysis
--------------------------------------------------------------------------------

Small-cap stocks rallied early in the reporting period amid moderate economic growth, stable short-term interest rates and rising corporate earnings. At the time, investors maintained an ample appetite for risk, which benefited shares of smaller companies more than their larger counterparts. However, the market environment changed dramatically in mid-June 2007, when credit concerns in the sub-prime mortgage sector spread to other areas of the financial markets. In the ensuing market turbulence, newly risk-averse investors engaged in a "flight to quality," and larger, higher-quality companies returned to favor.

The Federal Reserve Board attempted to improve market liquidity by reducing key short-term interest rates in August and September. These moves bolstered investor confidence that a recession could be avoided, sparking a market rally late in the reporting period.

For the period July 20, 2007 to September 30, 2007, The Boston Company Small Cap Value Fund II returned -4.40% as compared to the fund's benchmark, the Russell 2500 Value Index, which returned 1.04% over the same period. The fund participated to a substantial degree in the small-cap market's advance. The fund achieved particularly strong results among information technology companies, including electron microscope semiconductors maker FEI Company, which gained greater penetration of nanotechnology markets, and Microsemi Corp., which continues to see strong growth in demand for its high performance analog chip. A number of other semiconductor companies in the fund's portfolio also produced strong returns during the reporting period. In the communications equipment industry group, the fund scored successes with consumer networking equipment manufacturer Netgear and telecommunications and military networking specialist Comtech Telecommunications.

In the health care sector, home care services provider OptionCare was acquired by pharmacy chain Walgreen, and medical helicopter services contractor Air Methods captured a larger share of hospital and municipal markets. The energy sector led the benchmark's performance during the reporting period, and the fund participated in its strength through holdings such as oil well drilling equipment maker Hydrill, which was acquired by energy services company Quanta Services, and oil and gas operations specialty service provider CARBO Ceramics, which boosted earnings after adding to manufacturing capacity. Among industrial companies, engineering and construction firm Infrasource Services benefited from increased investment in power transmission facilities, and Shaw Group gained value in an improved global environment for the construction of nuclear power plants as more nations develop alternatives to fossil fuels. Conversely, some holdings and industry groups detracted from the fund's performance during the reporting period. For example, regional electric utility PNM Resources was unable to pass along higher commodity costs to its customers, and the fund's underweighted position in the materials sector prevented it from participating fully in the sector's strength as compared to the benchmark.

Although our "bottom-up" investment process does not consider macroeconomic trends directly, we are aware that the U.S. economy is in the later stages of its cycle and some market indices recently have set new record highs. In our judgment, our relatively cautious, value-oriented approach to security selection is well positioned for this environment, as it places a high degree of emphasis on characteristics of individual companies such as solid business fundamentals, healthy balance sheets and the ability to generate cash consistently. We recently have found fewer opportunities meeting our criteria among industrial companies, which have reached fuller valuations, and more in the information technology, health care and consumer discretionary areas, which have offered better values after extended periods of underperformance.

Joseph M. Corrado, CFA                    Edward R. Walter, CFA
Portfolio Manager                         Portfolio Manager
The Boston Company Asset Management LLC   The Boston Company Asset Management LLC

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


   Comparison of Change in Value of $100,000 Investment in The Boston Company
      Small Cap Value Fund II and the Russell 2500 Value Index (Unaudited)
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]



                                         TBC                        Russell 2500
                PERIOD         Small Cap Value Fund II             Value Index *
               7/20/07                  100,000                        100,000
               7/31/07                  93,100                         92,640
               8/31/07                  94,100                         93,112
               9/30/07                  95,600                         94,080


                             Aggregate Total Return
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------
                                      Since
                                    Inception
                                    7/20/2007
--------------------------------------------------------------------------------
Fund                                 (4.40%)

* Source: Lipper Inc.
Aggregate total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 23, 2007 (commencement of operations) to September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                           Expenses Paid
                                                                           During Period+
                                                                           July 23, 2007
                                Beginning             Ending              (commencement of
                              Account Value        Account Value            operations)
                              July 23, 2007     September 30, 2007     to September 30, 2007
--------------------------------------------------------------------------------------------
Actual                          $1,000.00           $  991.66                  $1.91
Hypothetical (5% return
  per year before expenses)     $1,000.00           $1,020.05                  $5.06

--------
+ The Actual expense calculation is equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the number of days from commencement of operations to September 30, 2007). The Hypothetical expense calculation is equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


           Portfolio Information as of September 30, 2007 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  Percentage of
Top Ten Holdings*                                    Sector                       Investments
-----------------------------------------------------------------------------------------------
Invitrogen Corp.                                     Health Care                      2.3%
Shaw Group, Inc.                                     Industrials                      2.0
Ralcorp Holdings, Inc.                               Consumer Staples                 1.9
Longs Drug Stores Corp.                              Consumer Staples                 1.8
Pediatrix Medical Group, Inc.                        Health Care                      1.7
FMC Corp.                                            Materials                        1.7
Charles River Laboratories International, Inc.       Health Care                      1.7
BJ'S Wholesale Club, Inc.                            Consumer Staples                 1.4
Universal Health Services, Inc., Class B             Health Care                      1.4
Penn Virginia Corp.                                  Energy                           1.3
                                                                                     ----
                                                                                     17.2%

 *Excludes short-term securities and investment of cash collateral.

                                                 Percentage of
Economic Sector Allocation                        Net Assets
--------------------------------------------------------------
Consumer Discretionary                               15.0%
Consumer Staples                                      6.0
Energy                                                5.1
Financials                                           20.4
Health Care                                          12.1
Industrials                                          12.9
Materials                                             4.2
Technology                                           17.5
Telecomunication Services                             1.0
Utilities                                             5.5
Short-term and Other Assets                           0.3
                                                    -----
                                                    100.0%

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS--104.6%
Equities--99.7%
Consumer Discretionary--15.0%
AnnTaylor Stores Corp.                                              1,700(a)            53,839
Foot Locker, Inc.                                                   3,270               50,129
Gentex Corp.                                                        3,030               64,963
Jones Apparel Group, Inc.                                             600               12,678
Jos. A. Bank Clothiers, Inc.                                        1,310(a)            43,780
Live Nation, Inc.                                                   2,570(a)            54,613
M.D.C. Holdings, Inc.                                               1,390               56,907
Meredith Corp.                                                      1,100               63,030
New York Times Co., Class A                                         2,820(b)            55,723
OfficeMax, Inc.                                                     1,770               60,658
Regis Corp.                                                         1,550               49,461
Scholastic Corp.                                                    1,740(a)            60,656
Tenneco, Inc.                                                       1,750(a)            54,268
Timberland Co., Class A                                             1,480(a)            28,061
Williams-Sonoma, Inc.                                               2,130(b)            69,481
Zale Corp.                                                          2,320(a,b)          53,685
                                                                                       831,932

Consumer Staples--6.0%
BJ'S Wholesale Club, Inc.                                           2,330(a)            77,263
J.M. Smucker Co.                                                    1,000               53,420
Longs Drug Stores Corp.                                             1,990               98,843
Ralcorp Holdings, Inc.                                              1,870(a)           104,383
                                                                                       333,909

Energy--5.1%
Cabot Oil and Gas Corp.                                               970               34,105
CARBO Ceramics, Inc.                                                1,280               64,934
Oil States International, Inc.                                        950(a)            45,885
Penn Virginia Corp.                                                 1,700               74,766
Unit Corp.                                                          1,320(a)            63,888
                                                                                       283,578

Financials--20.4%
Alexandria Real Estate Equities, Inc.--REIT                           480               46,205
American Financial Realty Trust--REIT                               3,850               30,992
Aspen Insurance Holdings Ltd.                                       1,450               40,469
Assured Guaranty Ltd.                                               1,700               46,189
City National Corp.                                                   940               65,339
Conseco, Inc.                                                       4,150(a)            66,400
Cullen/Frost Bankers, Inc.                                          1,330               66,660
First Horizon National Corp.                                        1,000               26,660
Firstmerit Corp.                                                    1,950               38,532
Fulton Financial Corp.                                              4,720               67,874


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
Financials (continued)
Hanover Insurance Group, Inc.                                         940                41,539
Health Care, Inc.--REIT                                             1,290                57,070
Jones Lang Lasalle, Inc.                                              290(b)             29,800
Lasalle Hotel Properties--REIT                                        700                29,456
Lexington Realty Trust--REIT                                        1,940                38,819
Philadelphia Consolidated Holding Corp.                             1,400(a)             57,876
Piper Jaffray Cos.                                                    920(a)             49,312
Protective Life Corp.                                               1,170                49,655
Raymond James Financial, Inc.                                       1,500                49,275
Redwood Trust, Inc.--REIT                                           1,380(b)             45,844
Security Capital Assurance Ltd.                                     2,010                45,908
Strategic Hotels and Resorts, Inc.--REIT                            1,610                33,150
Washington Federal, Inc.                                            2,010                52,783
Wilmington Trust Corp.                                              1,340                52,126
                                                                                      1,127,933

Health Care--12.1%
Charles River Laboratories International, Inc.                      1,660(a)             93,209
Endo Pharmaceuticals Holdings, Inc.                                   850(a)             26,358
Healthsouth Corp.                                                   1,230(a)             21,537
Invitrogen Corp.                                                    1,580(a)            129,133
Lifepoint Hospitals, Inc.                                           1,600(a)             48,016
Magellan Health Services, Inc.                                      1,080(a)             43,826
MDS, Inc.                                                           2,250                48,488
Medicines Co.                                                       1,400(a)             24,934
Pediatrix Medical Group, Inc.                                       1,470(a)             96,167
PerkinElmer, Inc.                                                   2,240                65,430
Universal Health Services, Inc., Class B                            1,380                75,100
                                                                                        672,198

Industrials--12.9%
Alliant Techsystems, Inc.                                             500(a)             54,650
Brink's Co.                                                         1,000                55,880
Clean Harbors, Inc.                                                   960(a)             42,739
Corrections Corp. of America                                        2,160(a)             56,527
Curtiss-Wright Corp.                                                  900                42,750
Esterline Technologies Corp.                                          810(a)             46,211
Granite Construction, Inc.                                            690                36,584
IKON Office Solutions, Inc.                                         4,100                52,685
MSC Industrial Direct Co. Inc., Class A                             1,030                52,108
Shaw Group, Inc.                                                    1,900(a)            110,390
Steelcase, Inc., Class A                                            3,460                62,211
Thomas & Betts Corp.                                                  640(a)             37,530
Waste Connections, Inc.                                             2,160(a)             68,602
                                                                                        718,867


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
Materials--4.2%
Cytec Industries, Inc.                                                760                51,976
FMC Corp.                                                           1,800                93,636
International Flavors and Fragrances, Inc.                            520(b)             27,487
Reliance Steel & Aluminum Co.                                       1,100                62,194
                                                                                        235,293

Technology--17.5%
Aspen Technology, Inc.                                              1,000(a)             14,320
Avid Technology, Inc.                                               1,310(a)             35,475
Brocade Communications Systems, Inc.                                5,600(a)             47,936
Comtech Telecommunications Corp.                                      670(a)             35,838
CSG Systems International, Inc.                                     1,900(a)             40,375
Cymer, Inc.                                                           590(a)             22,650
Electronics for Imaging, Inc.                                       2,080(a)             55,869
Emulex Corp.                                                        2,720(a)             52,142
Fair Issac Corp.                                                    1,240                44,776
FEI Co.                                                               500(a)             15,715
Foundry Networks, Inc.                                              2,180(a)             38,739
Hewitt Associates, Inc., Class A                                    1,260(a)             44,163
Ingram Micro, Inc., Class A                                         2,950(a)             57,850
Integrated Device Technology, Inc.                                  3,190(a)             49,381
Microsemi Corp.                                                     2,260(a)             63,009
MKS Instruments, Inc.                                               1,100(a)             20,922
Net Gear, Inc.                                                      1,500(a)             45,630
Parametric Technology Corp.                                         2,220(a)             38,672
Perot Systems Corp., Class A                                        1,390(a)             23,505
Powerwave Technologies, Inc.                                        6,350(a)             39,116
Semtech Corp.                                                       1,950(a)             39,936
SRA International, Inc., Class A                                    1,770(a)             49,702
Sybase, Inc.                                                        2,330(a)             53,893
Teradyne, Inc.                                                      3,340(a)             46,092
                                                                                        975,706

Telecommunication Services--1.0%
Cincinnati Bell, Inc.                                              10,700(a)             52,858

Utilities--5.5%
AGL Resources, Inc.                                                 1,590                62,996
Atmos Energy Corp.                                                  1,840                52,109
Black Hills Corp.                                                   1,030                42,251
Hawaiian Electric Industries, Inc.                                  1,740                37,775


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

                                                                                      Value ($)
Security                                                           Shares             (Note 1A)
-----------------------------------------------------------------------------------------------
Utilities (continued)
PNM Resources, Inc.                                                 2,430                56,570
Portland General Electric Co.                                         990                27,522
UGI Corp.                                                           1,130                29,357
                                                                                        308,580
Total Equities (Cost $5,731,841)                                                      5,540,854

INVESTMENT OF CASH COLLATERAL--4.9%
BlackRock Cash Strategies L.L.C. (Cost $274,750)                  274,750               274,750
TOTAL UNAFFILIATED INVESTMENTS (Cost $6,006,591)                                      5,815,604

AFFILIATED INVESTMENTS--2.8%
Dreyfus Institutional Preferred Plus Money Market Fund
(Cost $153,621)                                                   153,621(c)            153,621
                                                                                      ---------

TOTAL INVESTMENTS--107.4% (Cost $6,160,212)                                           5,969,225
LIABILITIES IN EXCESS OF OTHER ASSETS--(7.4%)                                          (409,014)
                                                                                      ---------
NET ASSETS--100%                                                                      5,560,211
                                                                                      =========

Notes to Schedule of Investments:
REIT--Real Estate Investment Trust
(a)  Non-income producing security.
(b)  Security, or a portion of thereof, was on loan at September 30, 2007.
(c)  Affiliated institutional money market fund.


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
  Investment in securities, at value (Note 1A) (including securities on loan, valued at $263,508 (Note 6)):
    Unaffiliated investments (cost $6,006,591)                                                       $5,815,604
    Affiliated investments (Note 1F) (cost $153,621)                                                    153,621
  Cash                                                                                                       40
  Receivable for investments sold                                                                        62,212
  Interest and dividends receivable                                                                       6,186
  Prepaid expenses                                                                                       10,915
                                                                                                     ----------
    Total assets                                                                                      6,048,578
Liabilities
  Collateral for securities on loan (Note 6)                                       $ 274,750
  Payable for investments purchased                                                  162,106
  Accrued professional fees                                                           32,787
  Accrued accounting, custody, administration and transfer agent fees (Note 2)        12,267
  Accrued investment advisory fee                                                      1,951
  Accrued trustees' fees (Note 2)                                                      1,100
  Accrued chief compliance officer fee (Note 2)                                          364
  Accrued shareholder reporting fee (Note 2)                                              97
  Other accrued expenses and liabilities                                               2,945
                                                                                   ---------
    Total liabilities                                                                                   488,367
                                                                                                     ----------
Net Assets                                                                                           $5,560,211
                                                                                                     ==========
Net Assets consist of:
  Paid-in capital                                                                                    $5,816,968
  Accumulated net realized loss                                                                         (70,697)
  Undistributed net investment income                                                                     4,927
  Net unrealized depreciation                                                                          (190,987)
                                                                                                     ----------
Total Net Assets                                                                                     $5,560,211
                                                                                                     ==========
Shares of beneficial interest outstanding                                                               290,848
                                                                                                     ==========
Net Asset Value, offering and redemption price per share
  (Net Assets/Shares outstanding)                                                                    $    19.12
                                                                                                     ==========


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                             Statement of Operations
For the Period July 23, 2007 (commencement of operations) to September 30, 2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
  Dividend income from unaffiliated investments                                                     $  13,613
  Dividend income from affiliated investments (Note 1F)                                                 2,262
  Securities lending income (Note 6)                                                                      709
                                                                                                    ---------
  Total investment income                                                                              16,584
Expenses
  Investment advisory fee (Note 2)                                                  $  7,841
  Professional fees                                                                   35,945
  Accounting, custody, administration and transfer agent fees (Note 2)                12,267
  Registration fees                                                                    8,076
  Trustees' fees and expenses (Note 2)                                                 1,125
  Miscellaneous expenses                                                               6,330
                                                                                    --------
  Total expenses                                                                      71,584
Deduct:
  Waiver of investment advisory fee (Note 2)                                          (7,841)
  Reimbursement of Fund operating expenses (Note 2)                                  (53,288)
                                                                                    --------
    Total expense deduction                                                          (61,129)
                                                                                    --------
    Net Expenses                                                                                       10,455
                                                                                                    ---------
      Net investment income                                                                             6,129
                                                                                                    ---------
Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on:
    Investments                                                                                       (71,899)
  Change in unrealized appreciation (depreciation) on:
    Investments                                                                                      (190,987)
                                                                                                    ---------
      Net realized and unrealized gain (loss) on investments                                         (262,886)
                                                                                                    ---------
Net Decrease in Net Assets from Operations                                                          $(256,757)
                                                                                                    =========


    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       For the period
                                                                                       July 23, 2007
                                                                                      (commencement of
                                                                                       operations) to
                                                                                     September 30, 2007
                                                                                     ------------------
Increase (Decrease) in Net Assets:
From Operations
  Net investment income (loss)                                                          $    6,129
  Net realized gain (loss)                                                                 (71,899)
  Change in net unrealized appreciation (depreciation)                                    (190,987)
                                                                                        ----------
  Net increase (decrease) in net assets from investment operations                        (256,757)
                                                                                        ----------
Fund Share Transactions (Note 4)
  Net proceeds from sale of shares                                                       5,816,968
                                                                                        ----------
Total Increase in Net Assets                                                             5,560,211
Net Assets
  At beginning of period                                                                        --
                                                                                        ----------
  At end of period (including undistributed net investment income of $4,927)            $5,560,211
                                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                  For the period
                                                                                  July 23, 2007
                                                                                 (commencement of
                                                                                  operations) to
                                                                                September 30, 2007
                                                                                ------------------
Net Asset Value, Beginning of Period                                                $   20.00
From Operations:
  Net investment income * (a)                                                           0.02
  Net realized and unrealized gains (loss) on investments                              (0.90)
                                                                                   ---------
Total from operations                                                                  (0.88)
                                                                                   ---------
Net Asset Value, End of Period                                                     $   19.12
                                                                                   =========
Total Return (b)                                                                       (4.40)%(d)
Ratios/Supplemental data:
  Expenses (to average daily net assets)*                                               1.00%(c)
  Net Investment Income (to average daily net assets)*                                  0.59%(c)
  Portfolio Turnover                                                                      18%(d)
  Net Assets, End of Period (000's omitted)                                        $   5,560

--------
* For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its its investment advisory fee and/or reimbursed the
  Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios excluding waivers and reimbursements would have been:
  Net investment (loss) per share (a)                                              $   (0.19)
  Ratios (to average daily net assets):
     Expenses                                                                           6.85%(c)
     Net investment income loss                                                        (5.27)%(c)
(a)  Calculated based on average shares outstanding.
(b)  Total return would have been lower in the absence of expense waivers.
(c)  Computed on an annualized basis.
(d)  Not annualized. Returns for periods of less than one year have not been annualized.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                          Notes to Financial Statements
--------------------------------------------------------------------------------



(1)  Organization and Significant Accounting Policies:

     Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Small Value Fund II (the "Fund"), which commenced operation on July 23, 2007, is a separate diversified investment series of the Trust.

     The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Fu-nd focuses on companies with total market capitalizations within the range of companies included in the Russell 2500 Value Index. The Fund intends to maintain an average weighted market capitalization that approximates that of the Russell 2500 Value Index.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Investment security valuations

     Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

     Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

     Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     B. Securities transactions and income

     Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

     C. Distributions to shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                          Notes to Financial Statements
-------------------------------------------------------------------------------


     D. Expenses

     The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     E. Commitments and contingencies

     In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

     F. Affiliated issuers

     Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

     G. New accounting requirements

     On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)  Investment Advisory Fee and Other Transactions With Affiliates:

     The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period July 23, 2007 (commencement of operations) to September 30, 2007. For the period July 23, 2007 (commencement of operations) to September 30, 2007, TBCAM voluntarily waived its investment advisory fee in the amount of $7,841 and reimbursed the Fund for $53,288 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

     The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $1,355, for the period July 23, 2007 (commencement of operations) to September 30, 2007. The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $10,912 for the period July 23, 2007 (commencement of operations) to September 30, 2007.

     The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, the Fund was charged $303 for the period July 23, 2007 (commencement of operations) to September 30, 2007. See Note 6 for further details.

     The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $20 for the period July 23, 2007 (commencement of operations) to September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 7 for further details.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                          Notes to Financial Statements
--------------------------------------------------------------------------------


     The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the period July 23, 2007 (commencement of operations) to September 30, 2007, the Fund was charged $1,091, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

     The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $97, which amount is included in miscellaneous expenses in the statement of operations, for the period July 23, 2007 (commencement of operations) to September 30, 2007.

     The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the period July 23, 2007 (commencement of operations) to September 30, 2007, the Fund was not charged an administrative service fee by an affiliate of BNY Mellon.

     Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor. Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)  Purchases and Sales of Investments:

     Purchases and proceeds from sales of investments, other than short-term obligations, for the period July 23, 2007 (commencement of operations) to September 30, 2007 were as follows:


                                                        Purchases                 Sales
                                                        -----------             ----------
             Non-U.S. Government Securities             $ 6,797,232             $  993,492
                                                        -----------             ----------

(4)  Shares of Beneficial Interest:

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                              For the period
                                                                               July 23, 2007
                                                                             (commencement of
                                                                              operations) to
                                                                            September 30, 2007
                                                                            ------------------
        Shares sold                                                              290,848
                                                                                 -------
        Net increase (decrease)                                                  290,848
                                                                                 =======

     At September 30, 2007, three shareholders of record held in the aggregate 94% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

     The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the period July 23, 2007 (commencement of operations) to September 30, 2007, the Fund did not assess any redemption fees.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


                          Notes to Financial Statements
-------------------------------------------------------------------------------


(5)  Federal Taxes:

     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

     In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined.

     The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

                                   Cost for federal income tax purposes        $   6,160,390
                                                                               ==============
                                   Gross unrealized appreciation               $     167,556

                                   Gross unrealized depreciation                    (358,721)
                                                                                -------------
                                   Net unrealized appreciation (depreciation)  $    (191,165)
                                                                               ==============
                                   Undistributed ordinary income               $       4,581

                                   Undistributed capital gains                            --
                                                                               --------------
                                   Total distributable earnings                $       4,581
                                                                               ==============

     The Fund elected to defer to its fiscal year ending September 30, 2008, $70,173 of capital losses recognized during the period July 23, 2007 to September 30, 2007.

(6)  Security Lending:

     The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

     The Fund loaned securities during for the period July 23, 2007 (commencement of operations) to September 30, 2007 and earned interest on the invested collateral of $1,729 of which $1,020 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $263,508 on loan. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(7)  Line of Credit:

     On behalf of the Fund, and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.For the period July 23, 2007 (commencement of operations) to September 30, 2007, the Fund had average borrowings outstanding of $4,000 for a total of one day and incurred $0 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
                   The Boston Company Small Cap Value Fund II


             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


     To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Small Cap Value Fund II:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Fund II (the "Fund") at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 23, 2007 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     New York, New York
     November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                        Number of                        Trustee
                                                               Principal              Portfolios in       Other       Remuneration
Name (Age)                                  Term of Office   Occupation(s)            Fund Complex    Directorships   (period ended
Address, and                 Position(s)    and Length of     During Past              Overseen by       Held by      September 30,
Date of Birth              Held with Trust   Time Served        5 Years                  Trustee         Trustee          2007)
-----------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,              25             None          Fund: $0
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,           25             None          Fund: $0
c/o Harvard University                      9/13/1989       Professor of Political
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens                25             None          Fund: $0
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street           25             None          Fund: $0
c/o Essex Street Associates                 11/3/1986       Associates (family
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

*Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees


Name (Age)                                             Term of Office
Address, and                      Position(s)          and Length of          Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served            During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *          President, Chief      President and CEO     Senior Vice President and Head of Operations,
BNY Mellon Asset Management      Executive Officer    since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                   and Secretary          since 2003          Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)           Vice President,        Vice President       Vice President and Mutual Funds Controller,
BNY Mellon Asset Management        Treasurer and           since 1999;        BNY Mellon Asset Management; formerly Assistant
One Boston Place                  Chief Financial          Treasurer          Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                      Officer              since 2002         Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **        Assistant Vice           Since 1996         First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management         President                                 Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                              Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                              Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)                Chief                 Since 2005         First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management       Compliance                                  Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                    Officer                                   Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                              Vice President, State Street Research & Management
4/8/57                                                                        Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**   Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
     Trust.

THIS PAGE INTENTIONALLY LEFT BLANK

                                MELLON INSTITUTIONAL FUNDS
                                One Boston Place
                                Boston, MA 02108-4408
                                800.221.4795
                                www.melloninstitutionalfunds.com


                                                                    6943AR0907

                                        MELLON INSTITUTIONAL FUNDS


Annual Report                           The Boston Company
                                        Emerging Markets Core Equity Fund
--------------------------------------------------------------------------------
Year ended September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly holdings report, semi-annual report or annual report on the Fund's web site at http://www.melloninstitutionalfunds.com.

To view the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit http://www.melloninstitutionalfunds.com or the SEC's web site at http://www.sec.gov. You may also call 1-800-221-4795 to request a free copy of the proxy voting guidelines.

MELLON INSTITUTIONAL FUNDS

September 2007

Dear Mellon Institutional Fund Shareholder:

Enclosed you will find your Fund's annual report for the fiscal year ended September 30, 2007.

The financial markets experienced a major bout of volatility in the summer stemming from two principal sources: troubles in the credit markets related to the difficulties experienced by mortgage securities backed by sub-prime loans, and the high degree of leverage employed by many hedge funds, whose impact on the markets has swollen significantly over the past decade. From its peak of over 1550 in mid-July, the S&P 500 dropped by about 6.5%, before rebounding to close the quarter at just under its peak for the 12-month period, resulting in an 11.8% return over that period. Part of the rebound was due to the September 18 decision by the U.S. Federal Reserve Board to cut the Federal Funds rate by 50 basis points to 4.75%. This ended a string of nine consecutive meetings in which the Fed left rates unchanged. The reduction was 25 basis points greater than anticipated, driven by the Fed's concerns over the housing recession and tighter credit availability.

Credit markets responded to the sub-prime troubles with a broad-based flight to quality as investors fled to short-term Treasury securities. One result was a significant steepening of the yield curve, as the yield on the 2-year Treasury note fell 86 basis points to 3.98%, while the 30-year Treasury bond yield dropped just 25 basis points to 4.84%. In a dramatic re-pricing of risk, spreads widened in the corporate bond sector compared to Treasury issues, which has the effect of making corporate borrowing more expensive. In another indication of just how disruptive this period was in the credit markets, even some issuers of commercial paper - typically viewed as the safest segment of the corporate market - had trouble issuing or rolling over their issues.

While liquidity has slowly returned to the bond markets in general, the mortgage sector clearly has been shaken, and this will likely exacerbate the housing recession as financing becomes more expensive. In the view of some, the likelihood of a broader U.S. recession has become greater. Our view is that a period of diminished growth - around 2% GDP growth in 2008 vs. the 2.5% long-term trend - is more likely. We see U.S. exports boosted by the weaker dollar, multi-year global economic expansion and monetary growth, and high corporate profitability - especially for multinational franchises - as being positives that partially offset the drag of the housing sector and lower consumption.

We wish to thank you for your business and confidence in Mellon Institutional Funds. Please feel free to contact us with questions or comments.

Sincerely,
Barbara McCann
President

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                     Management Discussion and Analysis
--------------------------------------------------------------------------------

For the year ended September 30, 2007, The Boston Company Emerging Markets Core Equity Fund had a total return of 63.3% and outperformed its benchmark, the MSCI Emerging Market Index, which returned 58.6%. During this period, emerging stocks continued to post strong returns, outperforming their developed market peers. Returns for the Index have been, in part, driven by China which surged over 130% during the period. Peru (+132.3%), Brazil (+98.1%), Turkey (+86.3%), and Hungary (+64.3%) rounded out the top five. Jordan was the only negatively performing country in the Index and fell -8.8%. South Korea, the second largest weighted country in the Index after China, (15.5%), returned a robust 45.7%.

The portfolio's positive return relative to its benchmark index was driven by strong stock selection in South Korea, Russia and Malaysia. South Korean Hyundai Heavy (+240.6%), Norilsk Nickel Mining of Russia (+118.5%), and Malaysian RHB Capital (+133.6%) were the biggest contributors within those countries. Conversely, we had weak stock selection in India as we trailed the benchmark's return by 25.8%.

The Fund experienced positive stock selection in 9 of the 10 sectors. Materials was the top performing sector as the Fund outpaced the Index return by 25.0% as CVRD (+130.6) and Asia Cement (+168.7%) drove returns in this sector. Strong stock selection in the Telecommunication Services and Consumer Staples sectors also added 202 and 137 basis points respectively. On the other hand, we had weak stock selection in the Health Care sector as the Fund's return of 21.6% trailed the Index's return of 25.5%.

Emerging markets have had a remarkable run and given the projected growth of the region, the outlook for the asset class is still positive. Financial volatility ignited by the U.S. sub- prime mortgage fallout could extend further into the end of this year. The extent to which tighter credit, rising loan delinquencies and a chronically weak housing market hit overall U.S. consumption remains to be seen. Although emerging markets remain financially sound and less dependant on global demand than in previous economic cycles, a major decline in U.S. GDP growth could hamper the robust expansion taking place in developing countries. As always, we remain disciplined in our investment philosophy as we believe the best opportunity is through stock selection. We will continue to use both quantitative and fundamental techniques to buy stocks that we consider to combine improving business momentum and attractive valuations.

William S. Patzer, CFA
Portfolio Manager
The Boston Company Asset Management, LLC

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

             Comparison of Change in Value of $100,000 Investment in
            The Boston Company Emerging Markets Core Equity Fund and
   the Morgan Stanley Capital International Emerging Markets Index (Unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A LINE CHART IN THE PRINTED MATERIAL]

                          TBC                    Morgan Stanley
                   Emerging Markets           Capital International
 PERIOD            Core Equity Fund         Emerging Markets Index *

 7/10/06                100,000                     100,000
 9/30/06                102,750                     103,719
12/31/06                122,054                     122,010
 3/31/07                126,027                     124,873
 6/30/07                147,150                     143,667
 9/30/07                167,739                     164,528

                          Average Annual Total Returns
                          (for period ended 9/30/2007)
--------------------------------------------------------------------------------

                                                                       Since
                                                                     Inception
                               1 Year                                 7/10/06
--------------------------------------------------------------------------------
Fund                           63.25%                                 52.84%

 * Source: Lipper Inc.
Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains. The $100,000 line graph and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the fund's investment adviser (if applicable), the fund's total return will be greater than it would be had the reimbursement not occurred. Past performance is not predictive of future performance.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                     Shareholder Expense Example (Unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                              Expenses Paid
                                                 Beginning                           Ending                   During Period+
                                               Account Value                      Account Value               April 1, 2007
                                               April 1, 2007                    September 30, 2007        to September 30, 2007
-------------------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00                          $1,331.00                      $8.47
Hypothetical (5% return
  per year before expenses)                      $1,000.00                          $1,017.80                      $7.33

----------
+ Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

           Portfolio Information as of September 30, 2007 (Unaudited)
-------------------------------------------------------------------------------------------------------
                                                                                          Percentage of
Top Ten Holdings*                          Country                  Sector                  Investments
-------------------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce Preferred A      Brazil               Materials                     3.5%
Ishares MSCI Emerging Markets Index            N/A                     N/A                     2.8
JSC MMC Norilsk Nickel ADR                  Russia               Materials                     2.6
Asia Cement Corp.                           Taiwan               Materials                     2.6
China Mobile Ltd.                        Hong Kong       Telecommunication                     2.6
Oao Gazprom ADR                             Russia                  Energy                     2.4
Ping An Insurance Group Co.                  China              Financials                     2.2
China Petroleum & Chemical Corp.             China                  Energy                     2.1
Usinas Siderurgicas de
 Minas Gerais SA Preferred                  Brazil               Materials                     2.0
Hyundai Heavy Industries               South Korea             Industrials                     2.0
                                                                                              ----
                                                                                              24.8%

* Excludes short-term securities and investment of cash collateral.

                                             Percentage of
Geographic Region Allocation*                  Investments
--------------------------------------------------------------------------------
Europe ex U.K.                                    12.0%
Asia ex Japan                                     59.0
Americas ex U.S.                                  18.0
Middle East/Africa                                11.0
                                                 -----
                                                 100.0%

* Excludes short-term securities and cash collateral investments.

The Fund is actively managed. Current holdings may be different than those presented above.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2007
------------------------------------------------------------------------------------------------------------

                                                                                                   Value ($)
Security                                                                      Shares               (Note 1A)
------------------------------------------------------------------------------------------------------------
UNAFFILIATED INVESTMENTS-- 100.0%

Equities--95.3%

Brazil--12.7%
Banco DO Brasil SA                                                            14,300               $241,117
Brasil Telecom SA Preferred                                                   18,400                173,755
Companhia de Bebidas das Americas ADR                                          1,600                117,008
Companhia Paranaense de Energia-Copel Preferred                               10,300                164,733
Companhia Vale do Rio Doce Preferred A                                        16,600                472,991
Perdigao SA                                                                    3,900                 85,132
Petroleo Brasileiro SA Preferred                                               2,200                 71,092
Sadia SA Preferred                                                            12,400                 68,904
Uniao de Bancos Brasileiros SA                                                 5,200                 68,945
Usinas Siderurgicas de Minas Gerais SA Preferred                               3,800                265,502
                                                                                                  1,729,179
Chile--0.5%
Lan Airlines SA ADR                                                            4,500                 72,225

China--7.4%
Bank of China Ltd.                                                           211,000                112,947
China Petroleum & Chemical Corp.                                             228,000                284,875
Huaneng Power International, Inc.                                             54,000                 74,627
Ping An Insurance Group Co.                                                   21,000                290,758
Shanda Interactive Entertainment Ltd, ADR                                      2,800 (a,b)          104,188
Yanzhou Coal Mining Co., Ltd.                                                 69,000                142,059
                                                                                                  1,009,454
Czech Republic--0.5%
CEZ                                                                            1,073                 66,053

Egypt--0.9%
Commercial International Bank                                                  4,808                 65,942
Telecom Egypt                                                                 19,147                 58,299
                                                                                                    124,241
Hong Kong--7.8%
China Mobile Ltd.                                                             21,000                343,992
China Shipping Container Lines Co., Ltd.                                     159,650                123,876
Datang International Power Generation Co., Ltd.                               82,000                 94,225
Harbin Power Equipment Co., Ltd.                                              36,000                 90,239
Industrial and Commercial Bank of China                                      259,000                181,634
Shenzhen Investment Ltd.                                                     161,000                143,776
Weiqiao Textile Co., Ltd.                                                     48,000                 90,177
                                                                                                  1,067,919
Hungary--0.8%
MOL Hungarian Oil and Gas Nyrt                                                   646                104,745

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2007
------------------------------------------------------------------------------------------------------------
                                                                                                    Value ($)
Security                                                                   Shares                   (Note 1A)
------------------------------------------------------------------------------------------------------------

India--5.1%
Bharat Petroleum Corp., Ltd.                                               10,488                     93,208
Bharti Airtel Ltd.                                                          2,722 (a)                 62,534
Grasim Industries Ltd.                                                      2,616                    223,097
Hindustan Petroleum Corp., Ltd.                                            11,460                     76,798
Larsen & Toubro Ltd.                                                        1,400                     97,745
Oil and Natural Gas Corp., Ltd.                                             3,443                     81,856
Rolta India Ltd.                                                            4,700 (a)                 67,094
                                                                                                     702,332
Indonesia--1.5%
PT Astra Agro Lestari Tbk                                                  51,000                     93,742
PT Bank Pan Indonesia Tbk                                                 728,000 (a)                 55,755
PT Gudang Garam Tbk                                                        59,000                     60,678
                                                                                                     210,175
Israel--2.6%
Bank of Hapoalim BM                                                        23,120                    118,077
Check Point Software Technologies Ltd.                                      2,500 (a)                 62,950
Teva Pharmaceutical ADR                                                     4,000                    177,880
                                                                                                     358,907
Malaysia--2.7%
Bumiputra-Commerce Holdings BHD                                            30,000                     94,273
Digi.com BHD                                                               23,700                    149,648
RHB Capital BHD                                                            69,100                    121,762
                                                                                                     365,683
Mexico--3.9%
Alfa SA de CV                                                              21,100                    142,815
America Movil SA ADR                                                        2,630                    168,320
Fomento Economico Mexicano ADR                                              3,900                    145,860
Grupo Aeroportuario del Sureste                                            16,200                     80,430
                                                                                                     537,425
Poland--1.9%
BRE Bank SA                                                                   895 (a)                173,073
Polskie Gornictwo Naftowe I Gazownictwo SA                                 43,200                     82,231
                                                                                                     255,304
Russia--8.3%
JSC MMC Norilsk Nickel ADR                                                  1,300                    353,600
Lukoil ADR                                                                  2,600                    216,060
Mechel ADR                                                                  1,800                     91,800
Mobile TeleSystems ADR                                                      2,150                    149,017
Oao Gazprom ADR                                                             7,300                    321,930
                                                                                                   1,132,407

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2007
------------------------------------------------------------------------------------------------------------
                                                                                                    Value ($)
Security                                                                   Shares                   (Note 1A)
------------------------------------------------------------------------------------------------------------

South Africa--7.0%
ABSA Group Ltd.                                                             3,728                     67,930
Investec Ltd.                                                               7,671                     82,737
Metropolitan Holdings Ltd.                                                 35,218                     78,034
Mittal Steel South Africa Ltd.                                              9,406                    187,914
Murray & Roberts Holdings Ltd.                                              9,500 (b)                124,442
Remgro Ltd.                                                                 3,992                    101,837
Telkom SA Ltd.                                                              5,968                    150,940
Tiger Brands Ltd.                                                           2,700                     71,574
Truworths International Ltd.                                               20,297                     93,526
                                                                                                     958,934
South Korea--15.9%
GS Engineering and Construction Corp.                                         435                     75,598
Honam Petrochemical Corp.                                                     764                    126,095
Hyundai Department Store Co., Ltd.                                            813                     97,748
Hyundai Heavy Industries                                                      570                    263,537
Industrial Bank of Korea                                                    4,880                    105,345
Jusung Engineering Co., Ltd.                                                3,680 (a)                108,200
Korea Electric Power Corp.                                                  1,130                     52,986
KT&G Corp.                                                                    964                     75,337
LG Chem Ltd.                                                                  700                     73,451
LG Electronics, Inc.                                                        1,645                    153,730
LG Philips LCD Co., Ltd.                                                    2,430 (a)                116,334
POSCO                                                                         275                    202,290
Samsung Electronics Co., Ltd.                                                 317                    199,229
Shinhan Financial Group Co., Ltd.                                           2,628                    171,772
SK Energy Co., Ltd.                                                         1,003 (a)                175,407
SK Holdings Co., Ltd.                                                         410                     87,387
Woori Finance Holdings Co., Ltd.                                            3,750                     85,665
                                                                                                   2,170,111
Taiwan--11.4%
Asia Cement Corp.                                                         199,411                    347,732
Asustek Computer, Inc.                                                     32,000                     97,383
Chi Mei Optoelectronics Corp.                                              98,400                    114,292
Compal Electronics, Inc.                                                   82,410                     93,194
D-Link Corp.                                                               24,760                     61,464
First Financial Holding Co., Ltd.                                          97,920                     70,071
Hung Poo Real Estate Development Corp.                                     76,760                     75,984
MediaTek, Inc.                                                             11,550                    208,134
Powertech Technology, Inc.                                                 14,400                     58,033
Siliconware Precision Industries Co.                                       53,000                    119,384
Taiwan Semiconductor Manufacturing Co., Ltd. ADR                            6,833                     69,150
Tong Yang Industry Co., Ltd.                                               55,770                     64,435

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2007
------------------------------------------------------------------------------------------------------------
                                                                                                    Value ($)
Security                                                                   Shares                   (Note 1A)
------------------------------------------------------------------------------------------------------------

Taiwan (continued)
Wistron Corp.                                                              62,757                    113,474
Yuanta Financial Holding Co., Ltd.                                        114,200 (a)                 69,997
                                                                                                   1,562,727
Thailand--1.5%
Electricity Generating Public Co., Ltd.                                    12,200                     43,426
Thai Airways International Public Company Ltd.                             62,700                     81,769
Thai Oil Public Co., Ltd.                                                  28,200                     76,264
                                                                                                     201,459
Turkey--2.9%
Anadolu Efes Biracilik ve Malt Sanayii AS                                   6,040                     63,131
Selcuk Ecza Deposu Ticaret ve Sanayi AS                                    30,300 (a)                 67,361
Tupras-Turkiye Petrol Rafine AS                                             3,993                    105,994
Turkcell Iletisim Hizmetleri AS                                            18,960                    160,425
                                                                                                     396,911
TOTAL EQUITIES (Cost $9,371,524)                                                                  13,026,191

EXCHANGE TRADED FUNDS--2.7%
Ishares MSCI Emerging Markets Index                                         2,520 (a,c)              376,614
Total Exchange Traded Funds (Cost $324,152)

INVESTMENT OF CASH COLLATERAL--2.0%
BlackRock Cash Strategies L.L.C. (Cost $271,348)                          271,348                    271,348
TOTAL UNAFFILIATED INVESTMENTS (Cost $9,967,024)                                                  13,674,153

AFFILIATED INVESTMENTS --1.5%
Dreyfus Institutional Preferred Plus Money Market Fund (Cost $206,450)    206,450 (d)                206,450
                                                                                                  ----------
TOTAL INVESTMENTS--101.5% (Cost $10,173,474)                                                      13,880,603

LIABILITIES IN EXCESS OF OTHER ASSETS--(1.5%)                                                      (209,649)
                                                                                                  ----------
NET ASSETS--100%                                                                                  13,670,954
                                                                                                  ==========

Notes to Schedule of Investments:
ADR--American Depository Receipts
(a) Non-income producing security.
(b) Purchased on a delayed delivery basis.
(c) Security, or a portion of thereof, was on loan at September 30, 2007.
(d) Affiliated institutional money market fund.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                   Schedule of Investments--September 30, 2007
--------------------------------------------------------------------------------

At September 30, 2007 the Fund held the following forward foreign currency exchange contracts:

                                 Local
                                Principal                  Contract            Value at          USD Amount      Unrealized
Contracts to Receive             Amount                  Value Date      September 30, 2007     to Deliver     Appreciation
-------------------------------------------------------------------------------------------------------------------------------
South African Rand               201,411                 10/2/2007            $29,360            $29,236          $ 124
                                                                                                                  -----

                                              Percentage of
Economic Sector Allocation                       Net Assets
-----------------------------------------------------------
Consumer Discretionary                              3.7%
Consumer Staples                                    5.7
Energy                                             14.0
Financials                                         18.9
Health Care                                         1.8
Industrials                                         8.4
Information Technology                             11.6
Materials                                          17.2
Telecommunication Services                         10.4
Utilities                                           3.6
Exchange Traded Funds                               2.7
Short-term and Other Assets                         2.0
                                                  -----
                                                  100.0%

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                       Statement of Assets and Liabilities
                               September 30, 2007
--------------------------------------------------------------------------------

Assets
 Investments in securities, at value (Note 1A) (including securities on loan, valued at $277,977 (Note 7)):
   Unaffiliated investments (cost $9,967,024)                                                                   $13,674,153
   Affiliated investments (Note 1H) (cost $206,450)                                                                 206,450
 Cash                                                                                                                   906
 Foreign currency, at value (cost $104,157)                                                                         106,263
 Receivable for investments sold                                                                                     58,413
 Interest and dividends receivable                                                                                   18,946
 Unrealized appreciation on forward foreign currency exchange contracts (Note 6)                                        124
 Prepaid expenses                                                                                                     7,542
                                                                                                                -----------
  Total assets                                                                                                   14,072,797
Liabilities
 Collateral for securities on loan (Note 7)                                                    $ 271,348
 Payable for investments purchased                                                                62,759
 Accrued professional fees                                                                        39,330
 Accrued accounting, custody, administration and transfer agent fees (Note 2)                     23,865
 Accrued trustees' fees (Note 2)                                                                   1,218
 Accrued chief compliance officer fee (Note 2)                                                       367
 Accrued shareholder reporting fee (Note 2)                                                          146
 Other accrued expenses and liabilities                                                            2,810
                                                                                               ---------
  Total liabilities                                                                                                 401,843
                                                                                                                -----------
Net Assets                                                                                                      $13,670,954
                                                                                                                ===========
Net Assets consist of:
 Paid-in capital                                                                                                 $9,033,732
 Accumulated net realized gain                                                                                      859,175
 Undistributed net investment income                                                                                 67,966
 Net unrealized appreciation                                                                                      3,710,081
                                                                                                                -----------
Total Net Assets                                                                                                $13,670,954
                                                                                                                ===========
Shares of beneficial interest outstanding                                                                           411,253
                                                                                                                ===========
Net Asset Value, offering and redemption price per share
 (Net Assets/Shares outstanding)                                                                                $     33.24
                                                                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                             Statement of Operations
                      For the Year Ended September 30,2007
--------------------------------------------------------------------------------

Investment Income (Note 1B)
 Dividend income from unaffiliated investments
  (net of foreign withholding taxes $29,269)                                                                     $  224,023
 Dividend income from affiliated investments (Note 1H)                                                                7,416
 Securities lending income (Note 7)                                                                                   5,334
                                                                                                                 ----------
  Total investment income                                                                                           236,773

Expenses
 Investment advisory fee (Note 2)                                                             $   99,997
 Accounting, custody, administration and transfer agent fees (Note 2)                            102,558
 Professional fees                                                                                37,578
 Registration fees                                                                                25,414
 Trustees' fees and expenses (Note 2)                                                              2,875
 Miscellaneous expenses                                                                           21,765
                                                                                              ----------
  Total expenses                                                                                 290,187

Deduct:
 Waiver of investment advisory fee (Note 2)                                                      (99,997)
 Reimbursement of Fund operating expenses (Note 2)                                               (58,342)
                                                                                              ----------
  Total expense deduction                                                                       (158,339)
                                                                                              ----------
  Net Expenses                                                                                                      131,848
                                                                                                                 ----------
   Net investment income                                                                                            104,925
                                                                                                                 ----------

Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
  Investments                                                                                    914,516
  Foreign currency transactions and forward foreign currency exchange transactions                 6,174
                                                                                              ----------
   Net realized gain (loss)                                                                                         920,690
 Change in unrealized appreciation (depreciation) on:
  Investments                                                                                  3,538,096
  Foreign currency translations                                                                    2,995
                                                                                              ----------
  Change in net unrealized appreciation (depreciation)                                                            3,541,091
                                                                                                                 ----------
  Net realized and unrealized gain (loss) on investments                                                          4,461,781
                                                                                                                 ----------
Net Increase in Net Assets from Operations                                                                       $4,566,706
                                                                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        For the period
                                                                                                        July 10, 2006
                                                                                      For the          (commencement of
                                                                                    Year Ended          operations) to
                                                                                September 30, 2007    September 30, 2006
                                                                                ------------------    ------------------
Increase (Decrease) in Net Assets:

From Operations
 Net investment income (loss)                                                      $   104,925           $   15,955
 Net realized gain (loss)                                                              920,690              (35,973)
 Change in net unrealized appreciation (depreciation)                                3,541,091              168,990
                                                                                   -----------           ----------
 Net increase (decrease) in net assets from investment operations                    4,566,706              148,972
                                                                                   -----------           ----------

Distributions to Shareholders (Note 1C)
 From net investment income                                                            (78,456)                  --
                                                                                   -----------           ----------
 Total distributions to shareholders                                                   (78,456)                  --
                                                                                   -----------           ----------

Fund Share Transactions (Note 4)
 Net proceeds from sale of shares                                                    3,722,363            5,544,154
 Value of shares issued to shareholders in reinvestment of distributions                73,536                   --
 Cost of shares redeemed                                                              (306,321)                  --
                                                                                   -----------           ----------
 Net increase (decrease) in net assets from Fund share transactions                  3,489,578            5,544,154
                                                                                   -----------           ----------
Total Increase (Decrease) in Net Assets                                              7,977,828            5,693,126

Net Assets
 At beginning of year                                                                5,693,126                   --
                                                                                   -----------           ----------
 At end of year (including net investment income of $67,966 and $35,323,           $13,670,954           $5,693,126
 respectively)                                                                     ===========           ==========

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                              Financial Highlights
--------------------------------------------------------------------------------

                                                                                                        For the period
                                                                                                         July 10, 2006
                                                                        For the                        (commencement of
                                                                      Year Ended                        operations) to
                                                                   September 30, 2007                 September 30, 2006
                                                                   ------------------                 ------------------
Net Asset Value, Beginning of Year                                      $20.55                               $20.00
                                                                        ------                               ------
From Operations:
 Net investment income (loss) (a)                                         0.31                                 0.06
 Net realized and unrealized gains (loss) on investments                 12.62                                 0.49
                                                                        ------                               ------
Total from operations                                                    12.93                                 0.55
                                                                        ------                               ------
Less Distributions to Shareholders:
 From net investment income                                              (0.24)                                  --
                                                                        ------                               ------
Total distributions to shareholders                                      (0.24)                                  --
                                                                        ------                               ------
Net Asset Value, End of Year                                            $33.24                               $20.55
                                                                        ======                               ======
Total Return (b)                                                         63.25%                                2.75%(d)
Ratios/Supplemental data:
 Expenses (to average daily net assets)*                                  1.45%                                1.45%(c)
 Net Investment Income (to average daily net assets)*                     1.15%                                1.31%(c)
 Portfolio Turnover                                                         76%                                  31%(d)
 Net Assets, End of Year (000's omitted)                               $13,671                               $5,693

----------
* For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios, without waivers and reimbursement, would have been:

 Net investment income (loss) per share (a)                             $(0.16)                              $(0.27)
 Ratios (to average daily net assets):
  Expenses                                                                3.18%                                8.64%(c)
  Net investment income (loss)                                           (0.59%)                              (5.88%)(c)

(a) Calculated based on average shares outstanding.
(b) Total return would have been lower in the absence of expense waivers.
(c) Calculated on an annualized basis.
(d) Not annualized. Returns for periods of less than one year have not been annualized.

    The accompanying notes are an integral part of the financial statements.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)     Organization and Significant Accounting Policies:

        Mellon Institutional Funds Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company Emerging Markets Core Equity Fund (the "Fund"), which commenced operation on July 10, 2006, is a separate diversified investment series of the Trust.

        The objective of the Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Market (MSCI EM) Index. The Fund may also enter into equity index futures contracts based primarily on the indices of the countries included in the MSCI EM Index and Canada.

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        A. Investment security valuations

        Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last calculated mean price (average of last bid and last offer). Securities that are fixed income securities, other than short-term instruments with less than sixty days remaining to maturity, for which accurate market prices are readily available, are valued at their current market value on the basis of quotations, which may be furnished by a pricing service or dealers in such securities. Securities (including illiquid securities) for which quotations are not readily available, or if such quotations do not accurately reflect fair value, are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trustees. With respect to any portion of the Fund's assets that are invested in one or more open-end regulated investment companies ("RICs"), the Fund's net asset value ("NAV") will be calculated based upon the NAVs of such RICs.

        Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers, including counterparties or pricing services.

        Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the NYSE.

        If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Fund may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised by the Trustees from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by the Fund to a significant extent.

        Short-term instruments with less than sixty days remaining to maturity are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

        B. Securities transactions and income

        Securities transactions are recorded as of trade date. Interest income is determined on the basis of coupon interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on debt securities with greater than sixty days remaining to maturity. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------

        C. Distributions to shareholders

        Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions from capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

        Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales and post-October losses.

        Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income (loss) and accumulated net realized gain (loss) on investments may include temporary book and tax basis differences which will be distributed in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

        Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

        D. Expenses

        The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated among the funds of the Trust taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

        E. Foreign currency transactions

        The Fund maintains its books and records in U.S. dollars. Investment security valuations and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        F. Foreign investment risk

        There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

        G. Commitments and contingencies

        In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

        H. Affiliated issuers

        Affiliated issuers are investment companies advised by The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), or its affiliates.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------

        I. New accounting requirements
        On September 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

(2)     Investment Advisory Fee and Other Transactions With Affiliates:
        The investment advisory fee paid to TBCAM for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. TBCAM voluntarily agreed to limit the Fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.45% of the Fund's average daily net assets for the year ended September 30, 2007. Pursuant to this agreement, for the year ended September 30, 2007, TBCAM voluntarily waived a portion of its investment advisory fee in the amount of $99,997 and reimbursed the Fund for $58,342 of its operating expenses. This arrangement is voluntary and temporary and may be discontinued or revised by TBCAM at any time.

        The Trust entered into an agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide personnel and facilities to perform transfer agency and certain shareholder services for the Fund. For these services the Fund pays Dreyfus Transfer, Inc. a fixed fee plus per account and transaction based fees, as well as, out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $6,033, for the year ended September 30, 2007.

        The Trust entered into an agreement with Mellon Bank, N.A. ("Mellon Bank"), a wholly-owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide custody, administration and accounting services for the Fund. For these services the Fund pays Mellon Bank a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the Fund was charged $96,525 for the year ended September 30, 2007.

        The Trust also entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Fund's lending agent. Mellon Bank receives an agreed upon percentage of the net lending revenues. Pursuant to this agreement, Mellon Bank earned $2,254 for the year ended September 30, 2007. See Note 7 for further details.

        The Trust entered into two separate agreements with The Bank of New York that enables the Fund, and other funds in the Trust, to borrow, in the aggregate, (i) up to $35 million from a committed line of credit and
        (ii) up to $15 million from an uncommitted line of credit. Interest is charged to each participating fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. The participating funds also pay an annual fee, computed at a rate of 0.020 of 1% of the committed and uncommitted amounts and allocated ratably to the participating funds. In addition, a facility fee, computed at an annual rate of 0.060 of 1% on the committed amount, is allocated ratably among the participating funds at the end of each quarter. Pursuant to these agreements, the Fund was charged $142 for the year ended September 30, 2007, which amount is included in miscellaneous expenses on the statement of operations. See Note 8 for further details.

        The Trust reimburses BNY Mellon Asset Management for a portion of the salary of the Trust's Chief Compliance Officer. For the year ended September 30, 2007, the Fund was charged $4,235, which amount is included in miscellaneous expenses in the statement of operations. No other director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Fund pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out-of-pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

        The Trust has contracted Mellon Investor Services LLC, a wholly owned subsidiary of BNY Mellon and an affiliate of TBCAM, to provide printing and fulfillment services for the Fund. Pursuant to this agreement, the Fund was charged $1,275, which amount is included in miscellaneous expenses in the statement of operations, for the year ended September 30, 2007.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------

        The Fund may pay administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities ("Plan Administrators") that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the Fund may pay each Plan Administrator an administrative service fee in an amount of up to 0.15% (on an annualized basis) of the Fund's average daily net assets attributable to Fund shares that are held in accounts serviced by such Plan Administrator. The Fund's adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the Fund or cooperate with the distributor's promotional efforts. For the year ended September 30, 2007, the Fund was not charged an administrative service fee by an affiliate of BNY Mellon.

        Effective June 30, 2007, MBSC Securities Corporation ("MBSC"), a wholly owned subsidiary of BNY Mellon and affiliate of TBCAM, replaced Mellon Funds Distributor, L.P. as the Fund's principal distributor.

        Effective July 1, 2007, Mellon Financial Corporation ("MFC") and The Bank of New York Company, Inc. ("BNY") each merged into BNY Mellon, with BNY Mellon being the surviving entity of each merger.

(3)     Purchases and Sales of Investments:

        Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2007 were as follows:

                                                                     Purchases                      Sales
                                                                   ------------                 ------------
Non-U.S. Government Securities                                     $ 10,288,333                 $ 6,912,414
                                                                   ============                 ============

(4)     Shares of Beneficial Interest:

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                                   For the period
                                                                                                    July 10, 2006
                                                                                 For the          (commencement of
                                                                                Year Ended          operations) to
                                                                            September 30, 2007    September 30, 2006
                                                                            ------------------    ------------------
Shares sold                                                                      144,213               277,002
Shares issued to shareholders in reinvestment of distributions                     2,828                    --
Shares redeemed                                                                  (12,790)                   --
                                                                               ---------             ---------
Net increase (decrease)                                                          134,251               277,002
                                                                               =========             =========

        At September 30, 2007, two shareholders of record, in the aggregate held approximately 72.5% of the total outstanding shares of the Fund. Investment activities of these shareholders could have a material impact on the Fund.

        The Fund imposes a redemption fee of 2% of the net asset value of the shares, with certain exceptions, which are redeemed or exchanged less than 30 days from the day of their purchase. The redemption fee is paid directly to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading in the Fund. The fee does not apply to shares that were acquired through reinvestment of distributions. For the year ended September 30, 2007, the Fund did not assess any redemption fees.

(5)     Federal Taxes:

        Each year, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timely distributions of its income to its shareholders, and the diversification of its assets, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain which are distributed to shareholders.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


                          Notes to Financial Statements
--------------------------------------------------------------------------------

        In July 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

        The tax basis components of distributable earnings and the federal tax cost as of September 30, 2007 were as follows:

Cost for federal income tax purposes                      $10,179,210
                                                          ===========
Gross unrealized appreciation                             $ 3,768,799
Gross unrealized depreciation                                 (64,578)
                                                          -----------
Net unrealized appreciation (depreciation)                $ 3,704,221
                                                          ===========
Undistributed ordinary income                             $   783,636
Undistributed capital gains                                   149,365
                                                          -----------
Total distributable earnings                              $   933,001
                                                          ===========

        The tax character of distributions paid during the fiscal year ended September 30, 2007 was as follows:

                                                              2007
                                                          -----------
Ordinary income                                           $    78,456
                                                          ===========

(6)     Financial Instruments:

        In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.

        The Fund may trade the following financial instruments with off-balance sheet risk:

        Forward Foreign Currency Exchange Contracts

        The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any appreciation or depreciation are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward foreign currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward foreign currency exchange contracts is included in the Statement of Assets and Liabilities.

        At September 30, 2007, the Fund held forward foreign currency exchange contracts. See Schedule of Investments for further details.

(7)     Security Lending:

        The Fund may lend its securities to financial institutions which the Fund deems to be creditworthy. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next business day. For the duration of a loan, the Fund receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Fund bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

        securities fail financially or default on its obligations to the Fund. In the event of borrower default, the Fund generally has the right to use the collateral to offset losses incurred. The Fund may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral. The Fund also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Fund's obligations due on the loans.

        The Fund loaned securities during the year ended September 30, 2007 and earned interest on the invested collateral of $12,348 of which $7,014 was rebated to borrowers or paid in fees. At September 30, 2007, the Fund had securities valued at $277,977 on loan, of which $271,348 was collateralized with cash and $15,092 was collateralized with highly liquid securities. See Schedule of Investments for further detail on the security positions on loan and collateral held.

(8)     Line of Credit:

        On behalf of the Fund and other funds in the Trust, the Trust has access to a credit facility, which enables each fund to borrow, in the aggregate, up to $35 million under a committed line of credit and up to $15 million under an uncommitted line of credit.For the year ended September 30, 2007, the Fund had average borrowings outstanding of $47,750 for a total of four days and incurred $31 of interest expense. At September 30, 2007, the Fund did not have a loan balance outstanding.

                   Mellon Institutional Funds Investment Trust
              The Boston Company Emerging Markets Core Equity Fund


             Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

        To the Trustees of Mellon Institutional Funds Investment Trust and Shareholders of The Boston Company Emerging Markets Core Equity Fund:

        In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Emerging Markets Core Equity Fund (the "Fund") at September 30, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 10, 2006 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

        PricewaterhouseCoopers LLP
        New York, New York
        November 21, 2007

Trustees and Officers (Unaudited)

The following table lists the Trust's trustees and officers; their age, address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies; and total remuneration paid as of the year ended September 30, 2007. The Fund's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

Independent Trustees

                                                                                       Number of                      Trustee
                                                                Principal            Portfolios in      Other       Remuneration
Name (Age)                                 Term of Office     Occupation(s)           Fund Complex  Directorships  (period ended
Address, and                Position(s)    and Length of       During Past            Overseen by      Held by      September 30,
Date of Birth            Held with Trust    Time Served          5 Years                Trustee        Trustee          2007)
------------------------------------------------------------------------------------------------------------------------------------
Samuel C. Fleming (67)       Trustee        Trustee since   Chairman Emeritus,            25             None        Fund: $391
61 Meadowbrook Road                         11/3/1986       Decision Resources, Inc.
Weston, MA 02493                                            ("DRI") (biotechnology
9/30/40                                                     research and consulting
                                                            firm); formerly Chairman
                                                            of the Board and Chief
                                                            Executive Officer, DRI

Benjamin M. Friedman (63)    Trustee        Trustee since   William Joseph Maier,         25             None        Fund: $391
c/o Harvard University                      9/13/1989       Professor of Political
Littauer Center 127                                         Economy, Harvard
Cambridge, MA 02138                                         University
8/5/44

John H. Hewitt (72)          Trustee        Trustee since   Trustee, Mertens              25             None        Fund: $391
P.O. Box 2333                               11/3/1986       House, Inc. (hospice)
New London, NH 03257
4/11/35

Caleb Loring III (64)        Trustee        Trustee since   Trustee, Essex Street         25             None        Fund: $395
c/o Essex Street Associates                 11/3/1986       Associates (family
P.O. Box 5600                                               investment trust office)
Beverly, MA 01915
11/14/43

Interested Trustees *

None*

*Effective October 30, 2007, J. David Officer was elected as a Trustee of the Trust.

Principal Officers who are Not Trustees

Name (Age)                                           Term of Office
Address, and                        Position(s)       and Length of                    Principal Occupation(s)
Date of Birth                     Held with Trust      Time Served                      During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. McCann (46) *         President, Chief    President and CEO       Senior Vice President and Head of Operations,
BNY Mellon Asset Management      Executive Officer   since 2007; Secretary   BNY Mellon Asset Management ("MAM"); formerly First
One Boston Place                  and Secretary      since 2003              Vice President, MAM and Mellon Global Investments
Boston, MA 02108
2/20/61

Steven M. Anderson (42)          Vice President,     Vice President          Vice President and Mutual Funds Controller,
BNY Mellon Asset Management       Treasurer and      since 1999;             BNY Mellon Asset Management; formerly Assistant
One Boston Place                 Chief Financial     Treasurer               Vice President and Mutual Funds Controller, Standish
Boston, MA 02108                     Officer         since 2002              Mellon Asset Management Company, LLC
7/14/65

Denise B. Kneeland (56) **        Assistant Vice     Since 1996              First Vice President and Manager, Mutual Funds
BNY Mellon Asset Management         President                                Operations, BNY Mellon Asset Management; formerly
One Boston Place                                                             Vice President and Manager, Mutual Fund Operations,
Boston, MA 02108                                                             Standish Mellon Asset Management Company, LLC
8/19/51

Mary T. Lomasney (50)                Chief           Since 2005              First Vice President, BNY Mellon Asset Management and
BNY Mellon Asset Management        Compliance                                Chief Compliance Officer, Mellon Optima L/S Strategy
One Boston Place                    Officer                                  Fund, LLC; formerly Director, Blackrock, Inc., Senior
Boston, MA 02108                                                             Vice President, State Street Research & Management
4/8/57                                                                       Company ("SSRM"), and Vice President, SSRM

* Effective October 30, 2007, Ms. McCann resigned as President, Chief Executive Officer and Secretary of the Trust, and J. David Officer was elected as President and Chief Executive Officer of the Trust.
**Effective October 30, 2007, Ms. Kneeland was elected as Secretary of the
  Trust.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

                            MELLON INSTITUTIONAL FUNDS
                            One Boston Place
                            Boston, MA 02108-4408
                            800.221.4795
                            www.melloninstitutionalfunds.com

                                                                      6914AR0907

Item 2.   Code of Ethics.

     The Registrant has adopted a Code of Ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. For the fiscal year ended September 30, 2007, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Registrant's Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer is filed as an exhibit to this Form N-CSR under item 12(a)(1).

Item 3.   Audit Committee Financial Expert.

     (a) AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant's principal accountant, PricewaterhouseCoopers LLP, for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2007 and 2006 were $375,000 and $741,015, respectively.

     (b) AUDIT-RELATED FEES: The aggregate fees billed for the fiscal years ended September 30, 2007 and 2006 for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $19,000 and $61,000, respectively. The nature of the services comprising the fees disclosed under this Item for both years consist of the examination of securities and similar investments of the Registrant's investment series pursuant to the requirements of Rule 17f-2 under the Investment Company Act of 1940.

     (c) TAX FEES: The aggregate fees billed for the fiscal years ended September 30, 2007 and 2006 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were $0 and $260,010, respectively.

     (d) ALL OTHER FEES: Other than the services reported in paragraphs (a) through (c) of this Item, PricewaterhouseCoopers LLP billed no other fees for products or services provided for the fiscal years ended September 30, 2007 and 2006.

     (e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee pre-approves all audit and non-audit services to be performed by the Registrant's accountant before the accountant is engaged by the Registrant to perform such services.

     (e)  (2) 100% of the services described in each of paragraphs (b) through
          (d) of this Item 4 were pre-approved by the Registrant's audit committee before the accountant was engaged by the Registrant to perform such services.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and the Registrant's investment advisers, and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the Registrant for the fiscal years ended September 30, 2007 and 2006 were $0 and $0, respectively. The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant's transfer agent by PricewaterhouseCoopers LLP for the fiscal years ended September 30, 2007 and 2006 were $98,628 and $105,570, respectively. Services provided in both years included a review of the transfer agency function and to issue a report under Rule 17Ad-13(a)(3) of the Securities and Exchange Act of 1934.

     (h) The Registrant's Audit Committee of the Board of Trustees had pre-approved all of the non-audit services that were rendered to the Registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Registrant, and no such non-audit services were not pre-approved.

Item 5.   Audit Committee of Listed Registrants.

          Not applicable to the Registrant.

Item 6.   Schedule of Investments

          Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable to the Registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

          There have been no material changes.

Item 11.  Controls and Procedures.

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures are effective based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date" as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

          (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

    (a)(1) Code of Ethics required by Item 2 is attached hereto as an exhibit.

    (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as
           Exhibit 99CERT.302

    (b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Mellon Institutional Funds Investment Trust

By (Signature and Title):        /s/ DENISE B. KNEELAND
                                 --------------------------------------------
                                 Denise B. Kneeland, Assistant Vice President
                                 and Secretary

                                 Date:  December 7, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):        /s/ J. DAVID OFFICER
                                 --------------------------------------------
                                 J. David Officer, President and Chief
                                 Executive Officer

                                 Date:  December 7, 2007


By (Signature and Title):        /s/ STEVEN M. ANDERSON
                                 --------------------------------------------
                                 Steven M. Anderson, Vice President, Treasurer
                                 and Chief Financial Officer

                                 Date:  December 7, 2007